Exhibit 10.23.6

                                  THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT



        THIS THIRTY-THIRD AGREEMENT, dated as of the 1st day of December, 1996, is entered into by the signatory Participants for the amendment and restatement by them of the New England Power Pool Agreement dated as of September, 1, 1971 (the "NEPOOL Agreement"), as previously amended by thirty (30) amendments, the most recent of which was dated as of September 1, 1995.

        WHEREAS, the signatory Participants propose to restate the NEPOOL Agreement to provide for a restructured New England Power Pool and to include as part of such restated pool agreement a NEPOOL Open Access Transmission Tariff (the "Tariff");

        NOW THEREFORE, the signatory Participants hereby agree as follows:

                                             SECTION I
                           AMENDMENT AND RESTATEMENT OF NEPOOL AGREEMENT

               The NEPOOL Agreement as in effect on December 1, 1996 (the "Prior NEPOOL Agreement") is amended and restated, as of the effective dates provided in Section II, to read as provided in Exhibit A hereto (the "Restated NEPOOL Agreement").

                                            SECTION II
                            EFFECTIVENESS OF THE THIRTY-THIRD AGREEMENT

        This Thirty-Third Agreement, and the amendment and restatement provided for above, shall become effective as follows:

        (1) Parts One, Two, Four and Five, of the Restated NEPOOL Agreement and all of the provisions of the Tariff shall become effective, and Sections 1 to 8, inclusive, 10, 11, 13, 14.2, 14.3, 14.4 and
               16 of the Prior NEPOOL Agreement shall cease to be in effect, on March 1, 1997 or on such other date as the Federal Energy Regulatory Commission ("Commission") shall provide that such portion of the Restated NEPOOL Agreement shall become effective (the "First Effective Date"); and

        (2) the remaining portions of the Restated NEPOOL Agreement shall become effective, and Sections 9, 12, 14.1, 14.5, 14.6, 14.7,
               14.8 and 15 of the Prior NEPOOL Agreement together with the related exhibits and supplements to the Prior NEPOOL Agreement shall cease to be in effect, on July 1, 1997 or such other date on or before January 1, 1998 as the NEPOOL Management Committee may fix, after it has determined that the necessary detailed criteria, rules and standards and computer programs to implement such remaining portions of the Restated NEPOOL Agreement are in place, or on such other date or dates as the Federal Energy Regulatory Commission may fix, on its own or pursuant to the request of the Management Committee, (the "Second Effective Date").

                                            SECTION III
                                        INTENT OF AGREEMENT

        This Thirty-Third Agreement is intended by the signatories hereto to effect a comprehensive amendment and restatement of the NEPOOL Agreement and to provide a regional open access transmission arrangement in accordance with the Restated NEPOOL Agreement and the Tariff, which is Attachment B to the Restated NEPOOL Agreement. Subject to the understandings expressed in the balance of this Section and in Section IV, the signatories agree to support the acceptance of the Thirty-Third Agreement by the Commission.

        Subject to the understandings expressed in Section IV of this Agreement, in entering into this Thirty-Third Agreement the signatories expressly condition their commitment on acceptance of this Thirty-Third Agreement, including the Restated NEPOOL Agreement and the Tariff, by the Commission and any other regulatory body having jurisdiction without significant conditions or modifications. If significant conditions are imposed or significant modifications are required, the signatories reserve the right to renegotiate the Thirty-Third Agreement as a whole or to terminate it.

                                            SECTION IV
                                      ALTERNATIVE AMENDMENTS

        The signatories have been unable to reach final agreement on two aspects of the transmission arrangements for a restructured NEPOOL which would be in effect after the five-year Transition Period provided for in the Tariff, as follows:

        (a) the continued treatment of "grandfathered contracts" as Excepted Transactions; and

        (b) the continuance and treatment of Participant Regional Network Service rates which differ from an average Regional Network Service rate.

It is agreed that any Participant which signs this Agreement shall be entitled to take any position before the Commission that it deems best with respect to either of these two aspects of the transmission arrangements.

        However, Participants signing this Agreement are requested to consider the proposed treatment of these aspects of the transmission arrangements in the following Alternate A and Alternate B and to indicate, if they are willing, in the optional supplemental agreement on the signature page to this Agreement their position on these alternates. The alternates are as follows:

        Alternate A is as follows:

        1. The introductory portion of paragraph (3) of Section 25 of the Tariff shall be amended to read as follows:

               (3) for the period from the effective date of the Tariff until the termination of the transmission agreement or the end of the Transition Period, whichever occurs first:

        2. The description of the "Participant RNS Rate" in Schedule 9 to the Tariff shall be amended by modifying the proviso at the end of the second sentence of paragraph (4) of the Schedule to read as follows:

               provided that in no event shall its pre-1997 Participant RNS Rate be less than 70% of the pre-1997 Pool PTF Rate until the end of Year Five, and thereafter shall be equal to the pre-1997 Pool PTF Rate for Year Six and thereafter.

and by amending the proviso at the end of the third sentence of paragraph (4) of the Schedule to read as follows:

               provided that in no event shall its pre-1997 Participant RNS Rate be greater than 130% of the pre-1997 Pool PTF Rate until the end of Year Five, and thereafter shall be equal to the pre-1997 Pool PTF Rate for Year Six and thereafter.

        Alternate B is as follows:
        1. The introductory portion of paragraph (3) of Section 25 of the Tariff shall be amended to read as follows:

               (3) for the period from the effective date of this Tariff until the termination of the transmission agreement:

        2. The description of the "Participant RNS Rate"in Schedule 9 to the Tariff shall be amended by modifying the proviso at the end of the second sentence of paragraph (4) of the Schedule to read as follows:

               provided that in no event shall its pre-1997 Participant RNS Rate be less than 70% of the pre-1997 Pool PTF Rate until the end of Year Five, and thereafter shall be no less than 50% of the pre-1997 Pool PTF Rate for Year Six through Year Ten, and shall be equal to the pre-1997 Pool PTF Rate for Year Eleven and thereafter.

and by amending the proviso at the end of the third sentence of paragraph (4) of the Schedule to read as follows:

               provided that in no event shall its pre-1997 Participant RNS Rate be greater than 130% of the pre-1997 Pool PTF Rate until the end of Year Five and thereafter shall be no greater than 127% of the pre-1997 Pool PTF Rate for Year Six, 123% of the pre-1997 Pool PTF Rate for Year Seven, 118% of the pre-1997 Pool PTF Rate for Year Eight, 112% of the pre-1997 Pool PTF Rate for Year Nine, 105% of the pre-1997 Pool PTF Rate for Year Ten, and shall be equal to the pre-1997 Pool PTF Rate for Year Eleven and thereafter.


                                             SECTION V
                                      USAGE OF DEFINED TERMS

        The usage in this Thirty-Third Agreement of terms which are defined in the Prior NEPOOL Agreement shall be deemed to be in accordance with the definitions thereof in the Prior NEPOOL Agreement.

SECTION VI
                                           COUNTERPARTS

        This Thirty-Third Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all the counterparts had signed the same instrument. Any signature page of this Thirty-Third Agreement may be detached from any counterpart of this Thirty-Third Agreement without impairing the legal effect of any signatures thereof, and may be attached to another counterpart of this Thirty-Third Agreement identical in form thereto but having attached to it one or more signature pages.

        IN WITNESS WHEREOF, each of the signatories has caused a counterpart signature page to be executed by its duly authorized representative, as of the 1st day of December, 1996.

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   Bangor Hydro-Electric Company
                                   (Participant)

                                   By: /s/ Carroll R. Lee
                                       Name: Carroll R. Lee
                                      Title: Senior Vice President &
                                             Chief Operating Officer
                                    Address: 33 State Street
                                             Bangor, ME 04402-0932

SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                   Bangor Hydro-Electric Company
                                   (Participant)

                                   By: /s/ Carroll R. Lee
                                       Name: Carroll R. Lee
                                      Title: Senior Vice President &
                                             Chief Operating Officer
                                    Address: 33 State Street
                                             Bangor, ME 04402-0932

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   Boston Edison Company
                                   (Participant)

                                   By: /s/ Douglas S. Horan
                                       Name: Douglas S. Horan
                                      Title: Senior Vice President
                                    Address: 800 Boylston Street
                                             Boston, MA 02199-8001

SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                   Boston Edison Company
                                   (Participant)

                                    By: /s/ Douglas S. Horan
                                       Name: Douglas S. Horan
                                      Title: Senior Vice President
                                    Address: 800 Boylston Street
                                             Boston, MA 02199-8001

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   Central Maine Power Company
                                   (Participant)

                                   By: /s/ Arthur Adelberg
                                       Name: Arthur Adelberg
                                      Title: VP
                                    Address: 83 Edison Drive
                                             Augusta, ME 04336-0001


SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                   Central Maine Power Company
                                   (Participant)

                                   By: /s/ Arthur Adelberg
                                       Name: Arthur Adelberg
                                      Title: VP
                                    Address: 83 Edison Drive
                                             Augusta, ME 04336-0001

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   COMMONWEALTH ENERGY SYSTEM COMPANIES
                                    Cambridge Electric Light Company
                                    Canal Electric Company
                                    Commonwealth Electric Company
                                   (Participants)

                                   By: /s/ James J. Keane
                                       Name:
                                      Title:
                                    Address: 2421 Cranberry Highway
                                             Wareham, MA 02571-1002


SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                   COMMONWEALTH ENERGY SYSTEM COMPANIES
                                    Cambridge Electric Light Company
                                    Canal Electric Company
                                    Commonwealth Electric Company
                                   (Participants)

                                   By: /s/ James J. Keane
                                       Name:
                                      Title:
                                    Address: 2421 Cranberry Highway
                                             Wareham, MA 02571-1002

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   Connecticut Municipal Electric Energy Company (Participant)

                                   By: /s/ Maurice R. Scully
                                       Name: Maurice R. Scully
                                      Title: Executive Director
                                    Address: 30 Stott Avenue
                                             Norwich, CT 06360-1535


SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                   Connecticut Municipal Electric Energy Company (Participant)

                                   By: /s/ Maurice R. Scully
                                       Name: Maurice R. Scully
                                      Title: Executive Director
                                    Address: 30 Stott Avenue
                                             Norwich, CT 06360-1535

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   EASTERN UTILITIES ASSOCIATES COMPANIES
                                    Blackstone Valley Electric Company
                                    Easter Edison Company
                                    Montaup Electric Company
                                    Newport Electric Company
                                   (Participants)

                                   By: /s/ Kevin A. Kirby
                                       Name: Kevin A. Kirby
                                      Title: Vice President
                                    Address: 750 West Center Street
                                             West Bridgewater, MA 02379-0543


SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                   EASTERN UTILITIES ASSOCIATES COMPANIES
                                    Blackstone Valley Electric Company
                                    Easter Edison Company
                                    Montaup Electric Company
                                    Newport Electric Company
                                   (Participants)

                                   By: /s/ Kevin A. Kirby
                                       Name: Kevin A. Kirby
                                      Title: Vice President
                                    Address: 750 West Center Street
                                             West Bridgewater, MA 02379-0543

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   Houlton Water Company
                                   (Participant)

                                   By: /s/ John L. Clark
                                       Name: John L. Clark
                                      Title: General Manager
                                    Address: 21 Bangor Street
                                             Houlton, ME 04730


SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                   Houlton Water Company
                                   (Participant)

                                   By: /s/ John L. Clark
                                       Name: John L. Clark
                                      Title: General Manager
                                    Address: 21 Bangor Street
                                             Houlton, ME 04730

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   Fitchburg Gas and Electric Light Company
                                   (Participant)

                                   By: /s/ David K. Foote
                                       Name: David K. Foote
                                      Title: Senior Vice President
                                    Address: 6 Liberty Lane West
                                             Hampton, NH 03842-1720

SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                   Fitchburg Gas and Electric Light Company
                                   (Participant)

                                   By: /s/ David K. Foote
                                       Name: David K. Foote
                                      Title: Senior Vice President
                                    Address: 6 Liberty Lane West
                                             Hampton, NH 03842-1720

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   KCS Power Marketing, Inc.
                                   (Participant)

                                   By: /s/ Thomas F. Withka
                                       Name: Thomas F. Withka
                                      Title: President
                                    Address: 379 Thornall Street
                                             Edison, NJ 08837

SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                   KCS Power Marketing, Inc.
                                   (Participant)

                                   By: /s/ Thomas F. Withka
                                       Name: Thomas F. Withka
                                      Title: President
                                    Address: 379 Thornall Street
                                             Edison, NJ 08837

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   GRANITE STATE ELECTRIC COMPANY
                                   (Participant)

                                   By: /s/ Richard P. Seigel
                                       Name:
                                      Title: Chairman
                                    Address: 407 Miracle Mile, Suite 1
                                             Lebanon, NH

SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                   GRANITE STATE ELECTRIC COMPANY
                                   (Participant)

                                   By: /s/ Richard P. Seigel
                                       Name:
                                      Title: Chairman
                                    Address: 407 Miracle Mile, Suite 1
                                             Lebanon, NH

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   MASSACHUSETTS ELECTRIC COMPANY
                                   (Participant)

                                   By: /s/ Lawrence J. Reilly
                                       Name: Lawrence J. Reilly
                                      Title: President
                                    Address: 25 Research Dr.
                                             Westborough, MA 01582

SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                   MASSACHUSETTS ELECTRIC COMPANY
                                   (Participant)

                                   By: /s/ Lawrence J. Reilly
                                       Name: Lawrence J. Reilly
                                      Title: President
                                    Address: 25 Research Dr.
                                             Westborough, MA 01582

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   THE NARRAGANSETT ELECTRIC COMPANY
                                   (Participant)

                                   By: /s/ Richard P. Seigel
                                       Name:
                                      Title: Chairman
                                    Address: 28 Melrose Street
                                             Providence, RI

SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                   THE NARRAGANSETT ELECTRIC COMPANY
                                   (Participant)

                                   By: /s/ Richard P. Seigel
                                       Name:
                                      Title: Chairman
                                    Address: 28 Melrose Street
                                             Providence, RI

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   NEW ENGLAND POWER COMPANY
                                   (Participant)

                                   By: /s/ Jeffrey D. Tranen
                                       Name:
                                      Title: President
                                    Address: 25 Research Drive
                                             Westborough, MA

SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                    NEW ENGLAND POWER COMPANY
                                   (Participant)

                                   By: /s/ Jeffrey D. Tranen
                                       Name:
                                      Title: President
                                    Address: 25 Research Drive
                                             Westborough, MA

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   NORTHEAST UTILITIES SYSTEM COMPANIES
                                    The Connecticut Light and Power Company
                                    Holyoke Power and Electric Company
                                    Holyoke Water Power Company
                                    Public Service Company of New Hampshire
                                    Western Massachusetts Electric Company
                                   (Participants)

                                   By: /s/ Frank P. Sabatino
                                       Name: Frank P. Sabatino
                                      Title: Vice President -
                                             Wholesale Marketing
                                    Address: 107 Selden Street
                                             Berlin, CT 06037-1616


SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                   NORTHEAST UTILITIES SYSTEM COMPANIES
                                    The Connecticut Light and Power Company
                                    Holyoke Power and Electric Company
                                    Holyoke Water Power Company
                                    Public Service Company of New Hampshire
                                    Western Massachusetts Electric Company
                                   (Participants)

                                   By: /s/ Frank P. Sabatino
                                       Name: Frank P. Sabatino
                                      Title: Vice President -
                                             Wholesale Marketing
                                    Address: 107 Selden Street
                                             Berlin, CT 06037-1616

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   UNITIL CORPORATION PARTICIPANT COMPANIES
                                    Concord Electric Company
                                    Exeter & Hampton Electric Company
                                    UNITIL Power Corp.
                                   (Participants)

                                   By: /s/ James G. Daly
                                       Name: James G. Daly
                                      Title: President, Unitil Power Corp.
                                    Address: 6 Liberty Lane West
                                             Hampton, NH 03842-1720

SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                   UNITIL CORPORATION PARTICIPANT COMPANIES
                                    Concord Electric Company
                                    Exeter & Hampton Electric Company
                                    UNITIL Power Corp.
                                   (Participants)

                                   By: /s/ James G. Daly
                                       Name: James G. Daly
                                      Title: President, Unitil Power Corp.
                                    Address: 6 Liberty Lane West
                                             Hampton, NH 03842-1720

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   The United Illuminating Company
                                   (Participant)

                                   By: /s/ James F. Crowe
                                       Name: James F. Crowe
                                      Title: Group V.P.
                                    Address: 157 Church Street
                                             New Haven, CT 06506-0901


SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                   The United Illuminating Company
                                   (Participant)

                                   By: /s/ James F. Crowe
                                       Name: James F. Crowe
                                      Title: Group V.P.
                                    Address: 157 Church Street
                                             New Haven, CT 06506-0901

                                    COUNTERPART SIGNATURE PAGE
                                TO THIRTY-THIRD AGREEMENT AMENDING
                                 NEW ENGLAND POWER POOL AGREEMENT

                                   DATED AS OF DECEMBER 1, 1996

        The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1,1995.
                                   VERMONT UTILITIES
                                   City of Burlington Electric Department
                                   Central Vermont Public Service Corporation
                                   Citizens Utilities Company
                                   Green Mountain Power Corporation
                                   Rochester Electric Light & Power Company
                                   Vermont Electric Power Company, Inc.
                                   Vermont Marble Company
                                   (Participants)

                                   By: Vermont Electric Power Company, Inc.
                                   By: /s/ Richard M. Chapman
                                       Name: Richard M. Chapman
                                      Title: President and
                                             Chief Executive Officer
                                    Address: Pinnacle Ridge Avenue
                                             Rutland, VT 05701

SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

        The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

                                   VERMONT UTILITIES
                                   Central Vermont Public Service Corporation
                                   Citizens Utilities Company
                                   Green Mountain Power Corporation
                                   Rochester Electric Light & Power Company
                                   Vermont Electric Power Company, Inc.
                                   Vermont Marble Company
                                   (Participants)

                                   By: Vermont Electric Power Company, Inc.
                                   By: /s/ Richard M. Chapman
                                       Name: Richard M. Chapman
                                      Title: President and
                                             Chief Executive Officer
                                    Address: Pinnacle Ridge Avenue
                                             Rutland, VT 05701

 EXHIBIT A
















                                             RESTATED

                                            NEW ENGLAND

                                       POWER POOL AGREEMENT

                              TABLE OF CONTENTS



PART ONE - INTRODUCTION. . . . . . . . . . . . . . . . . . . . . . . . . ...1

SECTION 1- DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . ...1
        1.1     Adjusted Annual Peak . . . . . . . . . . . . . . . . . . . .1
        1.2     Adjusted Load. . . . . . . . . . . . . . . . . . . . . . . .2
        1.3     Adjusted Monthly Peak. . . . . . . . . . . . . . . . . . ...2
        1.4     Adjusted Net Interchange . . . . . . . . . . . . . . . . ...3
        1.5     AGC Capability . . . . . . . . . . . . . . . . . . . . . ...3
        1.6     AGC Entitlement. . . . . . . . . . . . . . . . . . . . . ...4
        1.7     Agreement. . . . . . . . . . . . . . . . . . . . . . . . ...4
        1.8     Annual Peak. . . . . . . . . . . . . . . . . . . . . . . ...4
        1.9     Automatic Generation Control or AGC. . . . . . . . . . . ...4
        1.10    Bid Price. . . . . . . . . . . . . . . . . . . . . . . . ...5
        1.11    Commission . . . . . . . . . . . . . . . . . . . . . . . ...6
        1.12    Dispatch Price . . . . . . . . . . . . . . . . . . . . . ...6
        1.13    EHV PTF. . . . . . . . . . . . . . . . . . . . . . . . . ...6
        1.14    Electrical Load. . . . . . . . . . . . . . . . . . . . . ...6
        1.15    Energy . . . . . . . . . . . . . . . . . . . . . . . . . ...8
        1.16    Energy Entitlement . . . . . . . . . . . . . . . . . . . ...8
        1.17    Entitlement. . . . . . . . . . . . . . . . . . . . . . . ...8
        1.18    Entity . . . . . . . . . . . . . . . . . . . . . . . . . ...9
        1.19    Executive Committee. . . . . . . . . . . . . . . . . . . ...9
        1.20    Firm Contract. . . . . . . . . . . . . . . . . . . . . . ...9
        1.21    First Effective Date . . . . . . . . . . . . . . . . . . ..10
        1.22    Good Utility Practice. . . . . . . . . . . . . . . . . . ..10
        1.23    HQ Contracts . . . . . . . . . . . . . . . . . . . . . . ..10
        1.24    HQ Energy Banking Agreement. . . . . . . . . . . . . . . ..11
        1.25    HQ Interconnection . . . . . . . . . . . . . . . . . . . ..11
        1.26    HQ Interconnection Agreement . . . . . . . . . . . . . . ..12
        1.27    HQ Interconnection Capability Credit . . . . . . . . . . ..12
        1.28    HQ Interconnection Transfer Capability . . . . . . . . . ..12
        1.29    HQ Net Interconnection Capability Credit . . . . . . . . ..13
        1.30    HQ Phase I Energy Contract . . . . . . . . . . . . . . . ..13
        1.31    HQ Phase I Percentage. . . . . . . . . . . . . . . . . . ..14
        1.32    HQ Phase I Transfer Credit . . . . . . . . . . . . . . . ..14
        1.33    HQ Phase II Firm Energy Contrac. . . . . . . . . . . . ....14
        1.34    HQ Phase II Gross Transfer Responsibility. . . . . . . . ..14
        1.35    HQ Phase II Net Transfer Responsibility. . . . . . . . . ..15
        1.36    HQ Phase II Percentage . . . . . . . . . . . . . . . . . ..15
        1.37    HQ Phase II Transfer Credit. . . . . . . . . . . . . . . ..15
        1.38    HQ Use Agreement . . . . . . . . . . . . . . . . . . . . ..16
        1.39    Installed Capability . . . . . . . . . . . . . . . . . . ..16
        1.40    Installed Capability Entitlement . . . . . . . . . . . . ..16
        1.41    Installed Capability Responsibility. . . . . . . . . . . ..17
        1.42    Installed System Capability. . . . . . . . . . . . . . . ..17
        1.43    Interchange Transactions . . . . . . . . . . . . . . . . ..17
        1.44    ISO. . . . . . . . . . . . . . . . . . . . . . . . . . . ..17
        1.45    Kilowatt . . . . . . . . . . . . . . . . . . . . . . . . ..17
        1.46    Load . . . . . . . . . . . . . . . . . . . . . . . . . . ..18
        1.47    Lower Voltage PTF. . . . . . . . . . . . . . . . . . . . ..19
        1.48    Management Committee . . . . . . . . . . . . . . . . . . ..19
        1.49    Market Reliability Planning Committee. . . . . . . . . . ..19
        1.50    Monthly Peak . . . . . . . . . . . . . . . . . . . . . . ..20
        1.51    NEPOOL . . . . . . . . . . . . . . . . . . . . . . . . . ..20
        1.52    NEPOOL Installed Capability Responsibility . . . . . . . ..20
        1.53    NEPOOL Control Area. . . . . . . . . . . . . . . . . . . ..20
        1.54    NEPOOL Installed Capability. . . . . . . . . . . . . . . ..21
        1.55    NEPOOL Objective Capability. . . . . . . . . . . . . . . ..21
        1.56    New Unit . . . . . . . . . . . . . . . . . . . . . . . . ..22
        1.57    Non-Participant. . . . . . . . . . . . . . . . . . . . . ..22
        1.58    Operable Capability. . . . . . . . . . . . . . . . . . . ..22
        1.59    Operable Capability Entitlement. . . . . . . . . . . . . ..23
        1.60    Operable Capability Requirement. . . . . . . . . . . . . ..23
        1.61    Operable System Capability . . . . . . . . . . . . . . . ..24
        1.62    Operating Reserve. . . . . . . . . . . . . . . . . . . . ..24
        1.63    Operating Reserve Entitlement. . . . . . . . . . . . . . ..24
        1.64    Other HQ Energy. . . . . . . . . . . . . . . . . . . . . ..25
        1.65    Outside Transaction Adjustme . . . . . . ..................25
        1.66    Participant. . . . . . . . . . . . . . . . . . . . . . . ..25
        1.67    Pool-Planned Facility. . . . . . . . . . . . . . . . . . ..25
        1.68    Pool-Planned Unit. . . . . . . . . . . . . . . . . . . . ..25
        1.69    Power Year . . . . . . . . . . . . . . . . . . . . . . . ..26
        1.70    Prior NEPOOL Agreement . . . . . . . . . . . . . . . . . ..26
        1.71    Proxy Unit . . . . . . . . . . . . . . . . . . . . . . . ..26
        1.72    PTF. . . . . . . . . . . . . . . . . . . . . . . . . . . ..26
        1.73    Regional Market Operations Committee . . . . . . . . . . ..27
        1.74    Regional Transmission Operations Committee . . . . . . . ..27
        1.75    Regional Transmission Planning Committee . . . . . . . . ..27
        1.76    Related Person . . . . . . . . . . . . . . . . . . . . . ..27
        1.77    Scheduled Dispatch Period. . . . . . . . . . . . . . . . ..28
        1.78    Second Effective Date. . . . . . . . . . . . . . . . . . ..28
        1.79    Summer Capability. . . . . . . . . . . . . . . . . . . . ..28
        1.80    Summer Period. . . . . . . . . . . . . . . . . . . . . . ..28
        1.81    System Contract. . . . . . . . . . . . . . . . . . . . . ..29
        1.82    System Operator. . . . . . . . . . . . . . . . . . . . . ..29
        1.83    Target Availability Rate . . . . . . . . . . . . . . . . ..29
        1.84    Tariff . . . . . . . . . . . . . . . . . . . . . . . . . ..29
        1.85    Third Effective Date . . . . . . . . . . . . . . . . . . ..30
        1.86    Unit Contract. . . . . . . . . . . . . . . . . . . . . . ..30
        1.87    Voting Share . . . . . . . . . . . . . . . . . . . . . . ..30
        1.88    Winter Capability. . . . . . . . . . . . . . . . . . . . ..30
        1.89    Winter Period. . . . . . . . . . . . . . . . . . . . . . ..31
        1.90    10-Minute Spinning Reserve . . . . . . . . . . . . . . . ..31
        1.91    10-Minute Non-Spinning Reserve . . . . . . . . . . . . . ..32
        1.92    30-Minute Operating Reserve. . . . . . . . . . . . . . . ..33
        1.93    33rd Amendment . . . . . . . . . . . . . . . . . . . . . ..34
        1.94 Modification of Certain Definitions When a Participant Purchases a Portion of Its Requirements from Another
                Participant Pursuant to Firm Contract. . . . . . . . . . ..34

SECTION 2 - PURPOSE; EFFECTIVE DATES . . . . . . . . . . . . . . . . . . ..37
        2.1     Purpose. . . . . . . . . . . . . . . . . . . . . . . . . ..37
        2.2     Effective Dates; Transitional Provisions . . . . . . . . ..37

SECTION 3 - MEMBERSHIP . . . . . . . . . . . . . . . . . . . . . . . . . ..39
        3.1     Membership . . . . . . . . . . . . . . . . . . . . . . . ..39
        3.2     Operations Outside the Control Area. . . . . . . . . . . ..40
        3.3     Lack of Place of Business in New England . . . . . . . . ..41
        3.4     Obligation for Deferred Expenses . . . . . . . . . . . . ..41
        3.5     Financial Security . . . . . . . . . . . . . . . . . . . ..42

SECTION 4 - STATUS OF PARTICIPANTS . . . . . . . . . . . . . . . . . . . ..43
        4.1     Treatment of Certain Entities as Single Participant. . . ..43
        4.2     Participants to Retain Separate Identities . . . . . . . ..43

SECTION 5 - NEPOOL OBJECTIVES AND COOPERATION BY PARTICIPANTS. . . . . . ..44
        5.1     NEPOOL Objectives. . . . . . . . . . . . . . . . . . . . ..44
        5.2     Cooperation by Participants. . . . . . . . . . . . . . . ..45

PART TWO - GOVERNANCE. . . . . . . . . . . . . . . . . . . . . . . . . . ..47

SECTION 6 - MANAGEMENT COMMITTEE . . . . . . . . . . . . . . . . . . . . ..47
        6.1     Membership . . . . . . . . . . . . . . . . . . . . . . . ..47
        6.2     Term of Members. . . . . . . . . . . . . . . . . . . . . ..48
        6.3     Votes. . . . . . . . . . . . . . . . . . . . . . . . . . ..48
        6.4     Number of Votes Necessary for Action . . . . . . . . . . ..57
        6.5     Proxies. . . . . . . . . . . . . . . . . . . . . . . . . ..57
        6.6     Alternates . . . . . . . . . . . . . . . . . . . . . . . ..57
        6.7     Officers . . . . . . . . . . . . . . . . . . . . . . . . ..58
        6.8     Meetings . . . . . . . . . . . . . . . . . . . . . . . . ..58
        6.9     Notice of Meetings . . . . . . . . . . . . . . . . . . . ..58
        6.10    Adoption of Budgets. . . . . . . . . . . . . . . . . . . ..59
        6.11    Adoption of Bylaws . . . . . . . . . . . . . . . . . . . ..59
        6.12    Establishing Reliability Standards . . . . . . . . . . . ..59
        6.13    Appointment and Compensation of NEPOOL Personnel . . . . ..60
        6.14    Duties and Authority . . . . . . . . . . . . . . . . . . ..60
        6.15    Attendance of Members of Management Committee at Other
                Committee Meetings . . . . . . . . . . . . . . . . . . . ..65

SECTION 7- EXECUTIVE COMMITTEE . . . . . . . . . . . . . . . . . . . . . ..66
        7.1     Organization . . . . . . . . . . . . . . . . . . . . . . ..66
        7.2     Membership . . . . . . . . . . . . . . . . . . . . . . . ..67
        7.3     Term of Members. . . . . . . . . . . . . . . . . . . . . ..69
        7.4     Alternates . . . . . . . . . . . . . . . . . . . . . . . ..69
        7.5     Votes. . . . . . . . . . . . . . . . . . . . . . . . . . ..70
        7.6     Number of Votes Necessary for Action . . . . . . . . . . ..71
        7.7     Officers . . . . . . . . . . . . . . . . . . . . . . . . ..71
        7.8     Meetings . . . . . . . . . . . . . . . . . . . . . . . . ..71
        7.9     Notice of Meetings . . . . . . . . . . . . . . . . . . . ..72
        7.10    Notice to Members of Management Committee of Actions by
                Executive Committee. . . . . . . . . . . . . . . . . . . ..72
        7.11    Appeal of Actions to Management Committee. . . . . . . . ..73

SECTION 8 - MARKET RELIABILITY PLANNING COMMITTEE. . . . . . . . . . . . ..73
        8.1     Organization . . . . . . . . . . . . . . . . . . . . . . ..73
        8.2     Membership . . . . . . . . . . . . . . . . . . . . . . . ..74
        8.3     Term of Members. . . . . . . . . . . . . . . . . . . . . ..76
        8.4     Voting . . . . . . . . . . . . . . . . . . . . . . . . . ..76
        8.5     Alternates . . . . . . . . . . . . . . . . . . . . . . . ..77
        8.6     Officers . . . . . . . . . . . . . . . . . . . . . . . . ..78
        8.7     Meetings . . . . . . . . . . . . . . . . . . . . . . . . ..78
        8.8     Notice of Meetings . . . . . . . . . . . . . . . . . . . ..78
        8.9     Notice to Members of Management Committee. . . . . . . . ..79
        8.10    Appeal of Actions to Management Committee. . . . . . . . ..79
        8.11    Responsibilities . . . . . . . . . . . . . . . . . . . . ..80
        8.12    Functional Planning Committees . . . . . . . . . . . . . ..82
        8.13    Appointment of Task Forces . . . . . . . . . . . . . . . ..83
        8.14    Consultants, Computer Time and Expenses. . . . . . . . . ..84
        8.15    Further Powers and Duties. . . . . . . . . . . . . . . . ..84
        8.16    Reports to Management Committee. . . . . . . . . . . . . ..84
        8.17    Joint Meetings With Regional Transmission Planning
                Committee. . . . . . . . . . . . . . . . . . . . . . . . ..85

SECTION 9 - REGIONAL TRANSMISSION PLANNING COMMITTEE . . . . . . . . . . ..85
        9.1     Organization . . . . . . . . . . . . . . . . . . . . . . ..85
        9.2     Membership . . . . . . . . . . . . . . . . . . . . . . . ..85
        9.3     Term of Members. . . . . . . . . . . . . . . . . . . . . ..88
        9.4     Voting . . . . . . . . . . . . . . . . . . . . . . . . . ..88
        9.5     Alternates . . . . . . . . . . . . . . . . . . . . . . . ..89
        9.6     Officers . . . . . . . . . . . . . . . . . . . . . . . . ..90
        9.7     Meetings . . . . . . . . . . . . . . . . . . . . . . . . ..90
        9.8     Notice of Meetings . . . . . . . . . . . . . . . . . . . ..91
        9.9     Notice to Members of Management Committee. . . . . . . . ..91
        9.10    Appeal of Actions to Management Committee. . . . . . . . ..91
        9.11    Responsibilities . . . . . . . . . . . . . . . . . . . . ..92
        9.12    Functional Planning Committees . . . . . . . . . . . . . ..93
        9.13    Appointment of Task Forces . . . . . . . . . . . . . . . ..95
        9.14    Consultants, Computer Time and Expenses. . . . . . . . . ..95
        9.15    Further Powers and Duties. . . . . . . . . . . . . . . . ..96
        9.16    Reports to Management Committee. . . . . . . . . . . . . ..96
        9.17    Joint Meetings With Market Reliability Planning Committee..96

SECTION 10 - REGIONAL MARKET OPERATIONS COMMITTEE. . . . . . . . . . . . ..97
        10.1    Organization . . . . . . . . . . . . . . . . . . . . . . ..97
        10.2    Membership . . . . . . . . . . . . . . . . . . . . . . . ..97
        10.3    Terms of Members . . . . . . . . . . . . . . . . . . . . ..99
        10.4    Voting . . . . . . . . . . . . . . . . . . . . . . . . . .100
        10.5    Alternates . . . . . . . . . . . . . . . . . . . . . . . .101
        10.6    Officers . . . . . . . . . . . . . . . . . . . . . . . . .101
        10.7    Meetings . . . . . . . . . . . . . . . . . . . . . . . . .102
        10.8    Notice of Meetings . . . . . . . . . . . . . . . . . . . .102
        10.9    Notice to Members of Management Committee. . . . . . . . .103
        10.10   Appeal of Actions to Management Committee. . . . . . . . .103
        10.11   Appointment of Task Forces . . . . . . . . . . . . . . . .104
        10.12   Consultants, Computer Time and Expenses. . . . . . . . . .104
        10.13   Responsibilities . . . . . . . . . . . . . . . . . . . . .104
        10.14   Further Powers and Duties. . . . . . . . . . . . . . . . .108
        10.15   Development of Rules Relating to Non-Participant Supply
                and Demand-side Resources. . . . . . . . . . . . . . . . .108
        10.16   Joint Meetings with Regional Transmission Operations
                Committee. . . . . . . . . . . . . . . . . . . . . . . . .108

SECTION 11 - REGIONAL TRANSMISSION OPERATIONS COMMITTEE. . . . . . . . . .109
        11.1    Organization . . . . . . . . . . . . . . . . . . . . . . .109
        11.2    Membership . . . . . . . . . . . . . . . . . . . . . . . .109
        11.3    Terms of Members . . . . . . . . . . . . . . . . . . . . .111
        11.4    Voting . . . . . . . . . . . . . . . . . . . . . . . . . .112
        11.5    Alternates . . . . . . . . . . . . . . . . . . . . . . . .113
        11.6    Officers . . . . . . . . . . . . . . . . . . . . . . . . .113
        11.7    Meetings . . . . . . . . . . . . . . . . . . . . . . . . .114
        11.8    Notice of Meetings . . . . . . . . . . . . . . . . . . . .114
        11.9    Notice to Members of Management Committee. . . . . . . . .115
        11.10   Appeal of Actions to Management Committee. . . . . . . . .115
        11.11   Appointment of Task Forces . . . . . . . . . . . . . . . .116
        11.12   Consultants, Computer Time and Expenses. . . . . . . . . .116
        11.13   Responsibilities . . . . . . . . . . . . . . . . . . . . .116
        11.14   Further Powers and Duties. . . . . . . . . . . . . . . . .118
        11.15   Joint Meetings with Regional Market Operations Committee .118

PART THREE - MARKET PROVISIONS . . . . . . . . . . . . . . . . . . . . . .119

SECTION 12 - INSTALLED CAPABILITY AND OPERABLE CAPABILITY OBLIGATIONS
             AND PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . .119
        12.1    Obligations to Provide Installed Capability and
                Operable Capability. . . . . . . . . . . . . . . . . . . .119
        12.2    Computation of Installed Capability Responsibilities . . .120
        12.3    Computation of Operable Capability Requirements. . . . . .140
        12.4    Bids to Furnish Installed Capability or Operable
                Capability . . . . . . . . . . . . . . . . . . . . . . . .141
        12.5    Consequences of Deficiencies in Installed Capability
                Responsibility . . . . . . . . . . . . . . . . . . . . . .142
        12.6    Consequences of Deficiencies in Operable Capability
                Requirements . . . . . . . . . . . . . . . . . . . . . . .144
        12.7    Payments to Participants Furnishing Installed Capability
                and  Operable Capability . . . . . . . . . . . . . . . . .146

SECTION 13 - OPERATION, GENERATION, OTHER RESOURCES,AND INTERRUPTIBLE
             CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . .148
        13.1    Maintenance and Operation in Accordance with Good
                Utility Practice . . . . . . . . . . . . . . . . . . . . .148
        13.2    Central Dispatch . . . . . . . . . . . . . . . . . . . . .148
        13.3    Maintenance and Repair . . . . . . . . . . . . . . . . . .149
        13.4    Objectives of Day-to-Day System Operation. . . . . . . . .149
        13.5    Satellite Membership . . . . . . . . . . . . . . . . . . .150

SECTION 14 - INTERCHANGE TRANSACTIONS. . . . . . . . . . . . . . . . . . .151
        14.1    Obligation for Energy, Operating Reserve and Automatic
                Generation Control . . . . . . . . . . . . . . . . . . . .151
        14.2    Obligation to Bid or Schedule, and Right to Receive
                Energy, Operating Reserve and Automatic Generation
                Control. . . . . . . . . . . . . . . . . . . . . . . . . .154
        14.3    Amount of Energy, Operating Reserve and Automatic
                Generation Control Received or Furnished . . . . . . . . .161
        14.4    Payments by Participants Receiving Energy Service,
                Operating Reserve and Automatic Generation Control . . . .163
        14.5    Payments to Participants Furnishing Energy Service,
                Operating Reserve, and Automatic Generation Control. . . .165
        14.6    Energy Transactions with Non-Participants. . . . . . . . .167
        14.7    Participant Purchases Pursuant to Firm Contracts and
                System Contracts . . . . . . . . . . . . . . . . . . . . .169
        14.8    Determination of Energy Clearing Price . . . . . . . . . .170
        14.9    Determination of Operating Reserve Selling Price and
                Clearing Price . . . . . . . . . . . . . . . . . . . . . .171
        14.10   Determination of AGC Clearing Price. . . . . . . . . . . .175
        14.11   Funds to or from which Payments are to be Made . . . . . .176
        14.12   Development of Rules Relating to Nuclear and
                Hydroelectric Generating Facilities, Limited-Fuel
                Generating Facilities, and Interruptible Loads . . . . . .183
        14.13   Dispatch and Billing Rules During Energy Shortages . . . .184
        14.14   Congestion Uplift. . . . . . . . . . . . . . . . . . . . .185
        14.15   Additional Uplift Charges. . . . . . . . . . . . . . . . .187

PART FOUR - TRANSMISSION PROVISIONS. . . . . . . . . . . . . . . . . . . .187

SECTION 15 - OPERATION OF TRANSMISSION FACILITIES. . . . . . . . . . . . .187
        15.1    Definition of PTF. . . . . . . . . . . . . . . . . . . . .187
        15.2    Maintenance and Operation in Accordance with Good
                Utility Practice . . . . . . . . . . . . . . . . . . . . .190
        15.3    Central Dispatch . . . . . . . . . . . . . . . . . . . . .191
        15.4    Maintenance and Repair . . . . . . . . . . . . . . . . . .191
        15.5    Additions to or Upgrades of PTF. . . . . . . . . . . . . .192

SECTION 16 - SERVICE UNDER TARIFF. . . . . . . . . . . . . . . . . . . . .195
        16.1    Effect of Tariff . . . . . . . . . . . . . . . . . . . . .195
        16.2    Obligation to Provide Regional Service . . . . . . . . . .196
        16.3    Obligation to Provide Local Network Service. . . . . . . .196
        16.4    Transmission Service Availability. . . . . . . . . . . . .199
        16.5    Transmission Information . . . . . . . . . . . . . . . . .199
        16.6    Distribution of Transmission Revenues. . . . . . . . . . .200
        16.7    Changes to Tariff. . . . . . . . . . . . . . . . . . . . .203

SECTION 17 - POOL-PLANNED UNIT SERVICE . . . . . . . . . . . . . . . . . .204
        17.1    Effective Period . . . . . . . . . . . . . . . . . . . . .204
        17.2    Obligation to Provide Service. . . . . . . . . . . . . . .205
        17.3    Rules for Determination of Facilities Covered by
                Particular Transactions. . . . . . . . . . . . . . . . . .206
        17.4    Payments for Uses of EHV PTF During the Transition Period.207
        17.5    Payments for Uses of Lower Voltage PTF . . . . . . . . . .211
        17.6    Use of Other Transmission Facilities by Participants . . .212
        17.7    Limits on Individual Transmission Charges. . . . . . . . .212

PART FIVE - GENERAL. . . . . . . . . . . . . . . . . . . . . . . . . . . .213

SECTION 18 - GENERATION AND TRANSMISSION FACILITIES. . . . . . . . . . . .213
        18.1    Designation of Pool-Planned Facilities . . . . . . . . . .213
        18.2    Construction of Facilities . . . . . . . . . . . . . . . .214
        18.3    Protective Devices for Transmission Facilities and
                Automatic Generation Control Equipment . . . . . . . . . .214
        18.4    Review of Participant's Proposed Plans . . . . . . . . . .215
        18.5    Participant to Avoid Adverse Effect. . . . . . . . . . . .216

SECTION 19 - EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . .217
        19.1    Annual Fee . . . . . . . . . . . . . . . . . . . . . . . .217
        19.2    NEPOOL Expenses. . . . . . . . . . . . . . . . . . . . . .218

SECTION 20 - INDEPENDENT SYSTEM OPERATOR . . . . . . . . . . . . . . . . .219

SECTION 21 - MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . .224
        21.1    Alternative Dispute Resolution . . . . . . . . . . . . . .224
        21.2    Payment of Pool Charges; Termination of Status as
                Participant. . . . . . . . . . . . . . . . . . . . . . . .237
        21.3    Assignment . . . . . . . . . . . . . . . . . . . . . . . .240
        21.4    Force Majeure. . . . . . . . . . . . . . . . . . . . . . .241
        21.5    Waiver of Defaults . . . . . . . . . . . . . . . . . . . .241
        21.6    Other Contracts. . . . . . . . . . . . . . . . . . . . . .242
        21.7    Liability and Insurance. . . . . . . . . . . . . . . . . .242
        21.8    Records and Information. . . . . . . . . . . . . . . . . .244
        21.9    Consistency with NPCC and NERC Standards . . . . . . . . .244
        21.10   Construction . . . . . . . . . . . . . . . . . . . . . . .244
        21.11   Amendment. . . . . . . . . . . . . . . . . . . . . . . . .245
        21.12   Termination. . . . . . . . . . . . . . . . . . . . . . . .247
        21.13   Notices to Participants. . . . . . . . . . . . . . . . . .247
        21.14   Severability and Renegotiation . . . . . . . . . . . . . .249
        21.15   No Third-Party Beneficiaries . . . . . . . . . . . . . . .249
        21.16   Counterparts . . . . . . . . . . . . . . . . . . . . . . .250

                       RESTATED NEPOOL POWER POOL AGREEMENT

THIS AGREEMENT dated as of the first day of September, 1971, as amended, was entered into by the signatories thereto for the establishment by them of a bulk power pool to be known as NEPOOL and is restated by an amendment dated as of December 1, 1996.

In consideration of the mutual agreements and undertakings herein, the signatories hereby agree as follows:

                                    PART ONE
                                  INTRODUCTION

                                   SECTION 1
                                  DEFINITIONS

Whenever used in this Agreement, in either the singular or plural number, the following terms shall have the following respective meanings (an asterisk (*) indicates that the definition may be modified in certain cases pursuant to
Section 1.94):

1.1 Adjusted Annual Peak of a Participant for any twelve-month period is the maximum Adjusted Load of the Participant during any hour during the period. If, during such period, there has been a transfer, in whole or part, of the responsibility (whether as a direct retail supplier or as an indirect wholesale supplier pursuant to a Firm Contract) for supplying the electric requirements of any retail customers from (or to) such Participant to (or from) another Participant, the Adjusted Annual Peak of each such Participant shall be reconstituted to reflect the effect of such transfer, but a Participant's Adjusted Annual Peak shall not be reconstituted to reflect the effect of any other transaction.

1.2 Adjusted Load * (not less than zero) of a Participant during any particular hour is the Participant's Load during such hour less any Kilowatts received (or Kilowatts which would have been received except for the application of Section 14.7(b)) by such Participant pursuant to a Firm Contract.

1.3 Adjusted Monthly Peak of a Participant for a month is its Monthly Peak, provided that, if there has been a transfer, in whole or part, of the wholesale responsibilities under this Agreement during such month pursuant to a Firm Contract, the Adjusted Monthly Peak of each such Participant shall be reconstituted to reflect the effect of such transaction, but the Adjusted Monthly Peak of a Participant shall not be reconstituted to reflect the effect of any other transaction.

1.4 Adjusted Net Interchange of a Participant for an hour is (a) the Kilowatts produced by or delivered to the Participant from its Energy Entitlements or pursuant to arrangements entered into under Section 14.6, as adjusted in accordance with uniform market operation rules approved by the Regional Market Operations Committee to take account of losses, as appropriate, minus (b) the sum of (i) the Electrical Load of the Participant for the hour, and (ii) the kilowatthours delivered by such Participant to other Participants pursuant to Firm Contracts or System Contracts, in accordance with the treatment agreed to pursuant to Section 14.7(a), together with any associated electrical losses.

1.5 AGC Capability of an electric generating unit or combination of units is the maximum dependable ability of the unit or units to increase or decrease the level of output within a time frame specified by market operation rules approved by the Regional Market Operations Committee, in response to a remote direction from the System Operator in order to maintain currently proper power flows into and out of the NEPOOL Control Area and to control frequency.

1.6 AGC Entitlement is (a) the right to all or a portion of the AGC Capability of a generating unit or combination of units to which an Entity is entitled as an owner (either sole or in common) or as a purchaser, reduced by (b) any portion thereof which such Entity is selling pursuant to a Unit Contract, and (c) further reduced or increased, as appropriate, to recognize rights to receive or obligations to supply AGC pursuant to Firm Contracts or System Contracts in accordance with Section 14.7(a). An AGC Entitlement in a generating unit or units may, but need not, be combined with any other Entitlements relating to such generating unit or units and may be transferred separately from the related Installed Capability Entitlement, Operable Capability Entitlement, Energy Entitlement, or Operating Reserve Entitlements.

1.7 Agreement is this restated contract and attachments, including the Tariff, as amended and restated from time to time.

1.8 Annual Peak of a Participant for any twelve-month period is the maximum Load of the Participant during any hour during the period.

1.9 Automatic Generation Control or AGC is a measure of the ability of a generating unit or portion thereof to respond automatically within a specified time to a remote direction from the System Operator to increase or decrease the level of output in order to control frequency and to maintain currently proper power flows into and out of the NEPOOL Control Area.

1.10 Bid Price is the amount which a Participant offers to accept, in a notice furnished to the System Operator by it or on its behalf in accordance with the market operation rules approved by the Regional Market Operations Committee, as compensation for (i) furnishing Installed Capability or Operable Capability to other Participants pursuant to this Agreement, or (ii) preparing the start up or starting up or increasing the level of operation of, and thereafter operating, a generating unit or units to provide Energy to other Participants pursuant to this Agreement, or (iii) having a unit or units available to provide Operating Reserve to other Participants pursuant to this Agreement, or (iv) having a unit or units available to provide AGC to other Participants pursuant to this Agreement, or (v) providing to other Participants Installed Capability, Operable Capability, Energy, Operating Reserve and/or AGC pursuant to a Firm Contract or System Contract in accordance with Section 14.7(a).

1.11 Commission is the Federal Energy Regulatory Commission or any regulatory agency succeeding to substantially all of the authority of the Federal Energy Regulatory Commission with respect to electric service.

1.12 Dispatch Price of a generating unit or group of units, or a Firm Contract or System Contract permitted to be bid to supply Energy in accordance with Section 14.7(b), is the price to provide Energy from the unit or units or Contracts, as determined pursuant to market operation rules approved by the Regional Market Operations Committee to incorporate the Bid Price for such Energy and any loss adjustments, if and as appropriate under such market operation rules.

1.13 EHV PTF are PTF transmission lines which are operated at 230 kV or above and related PTF facilities, including transformers which link other EHV PTF facilities, but do not include transformers which step down from 230 kV or a higher voltage to a voltage below 230 kV.

1.14 Electrical Load (in Kilowatts) of a Participant during any particular hour is the total during such hour (eliminating any distortion arising out of (i) Interchange Transactions, or (ii) transactions across the system of such Participant, or (iii) other electrical losses, if and as appropriate), of

               (a) kilowatthours delivered by such Participant to its retail customers for consumption, plus

               (b) kilowatthours of use by such Participant on its system, plus

               (c) kilowatthours of electrical losses and unaccounted for use by the Participant on its system, plus

               (d) kilowatthours used by such Participant for pumping Energy for its Entitlements in pumped storage hydroelectric generating facilities, plus

               (e) kilowatthours delivered by such Participant to Non-Participants.

        The Electrical Load of a Participant may be calculated in any reasonable manner which substantially complies with this definition.

1.15 Energy is power produced in the form of electricity, measured in kilowatthours or megawatthours.

1.16 Energy Entitlement is (i) a right to receive Energy under a System Contract or a Firm Contract in accordance with Section 14.7(a), or (ii) a right to receive all or a portion of the electric output of a generating unit or units to which an Entity is entitled as an owner (either sole or in common) or as a purchaser pursuant to a Unit Contract, reduced by (iii) any portion thereof which such Entity is selling pursuant to a Unit Contract. An Energy Entitlement in a generating unit or units may, but need not, be combined with any other Entitlements relating to such generating unit or units and may be transferred separately from the related Installed Capability Entitlement, Operable Capability Entitlement, Operating Reserve Entitlements, or AGC Entitlement.

1.17 Entitlement is an Installed Capability Entitlement, Operable Capability Entitlement, Energy Entitlement, Operating Reserve Entitlement, or AGC Entitlement. When used in the plural form, it may be any or all such Entitlements or combinations thereof, as the context requires.

1.18 Entity is any person or organization engaged in the electric power business (the generation and/or transmission and/or distribution of electricity for consumption by the public or the purchase, as principal or broker, of Installed Capability, Operable Capability, Energy, Operating Reserve, and/or AGC for resale at wholesale or retail), whether the United States of America or Canada or a state or province or a political subdivision thereof or a duly established agency of any of them, a private corporation, a partnership, an individual, an electric cooperative or any other person or organization recognized in law as capable of owning property and contracting with respect thereto. No person or organization shall be deemed to be an Entity if the generation, transmission, or distribution of electricity by such person or organization is primarily conducted to provide electricity for consumption by such person or organization or a Related Person.

1.19    Executive Committee is the committee established pursuant to Section 7.

1.20 Firm Contract is any wholesale contract, other than a Unit Contract, for the purchase of Installed Capability, Operable Capability, Energy, Operating Reserves, and/or AGC for resale, pursuant to which the purchaser's right to receive such Installed Capability, Operable Capability, Energy, Operating Reserves, and/or AGC is subject only to the supplier's inability to make deliveries thereunder as the result of events beyond the supplier's reasonable control.

1.21 First Effective Date is March 1, 1997 or such other date as the Commission may fix as the date on which the provisions of Parts One, Two, Four and Five of this Agreement and the Tariff will become effective.

1.22 Good Utility Practice shall mean any of the practices, methods, and acts engaged in or approved by a significant portion of the electric utility industry during the relevant time period, or any of the practices, methods, and acts which, in the exercise of reasonable judgement in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. Good Utility Practice is not limited to a single, optimum practice, method or act to the exclusion of others, but rather is intended to include acceptable practices, methods, or acts generally accepted in the region.

1.23 HQ Contracts are the HQ Interconnection Agreement, the HQ Phase I Energy Contract, and the HQ Phase II Firm Energy Contract.

1.24 HQ Energy Banking Agreement is the Energy Banking Agreement entered into on March 21, 1983 by Hydro-Quebec, the Participants, New England Electric Transmission Corporation and Vermont Electric Transmission Company, Inc., as it may be amended from time to time.

1.25 HQ Interconnection is the United States segment of the transmission interconnection which connects the systems of Hydro-Quebec and the Participants. "Phase I" is the United States portion of the 450 kV HVDC transmission line from a terminal at the Des Cantons Substation on the Hydro-Quebec system near Sherbrooke, Quebec to a terminal having an approximate rating of 690 MW at a substation at the Comerford Generating Station on the Connecticut River. "Phase II" is the United States portion of the facilities required to increase to approximately 2000 MW the transfer capacity of the HQ Interconnection including an extension of the HVDC transmission line from the terminus of Phase I at the Comerford Station through New Hampshire to a terminal at the Sandy Pond Substation in Massachusetts. The HQ Interconnection does not include any PTF facilities installed or modified to effect reinforcements of the New England AC transmission system required in connection with the HVDC transmission line and terminals.

1.26 HQ Interconnection Agreement is the Interconnection Agreement entered into on March 21, 1983 by Hydro-Quebec and the Participants, as it may be amended from time to time.

1.27 HQ Interconnection Capability Credit of a Participant for a month during the Base Term (as defined in Section 1.33) of the HQ Phase II Firm Energy Contract is the sum in Kilowatts of (1)(a) the Participant's percentage share, if any, of the HQ Phase I Transfer Capability times (b) the HQ Phase I Transfer Credit, plus (2)(a) the Participant's percentage share, if any, of the Phase II Transfer Capability, times (b) the HQ Phase II Transfer Credit. The Management Committee shall establish appropriate HQ Interconnection Capability Credits to apply for a Participant which has such a percentage share
        (i) during an extension of the HQ Phase II Firm Energy Contract, and
        (ii) following the expiration of the HQ Phase II Firm Energy Contract.

1.28 HQ Interconnection Transfer Capability is the transfer capacity of the HQ Interconnection under normal operating conditions, as determined in accordance with Good Utility Practice. The "HQ Phase I Transfer Capability" is the transfer capacity under normal operating conditions, as determined in accordance with Good Utility Practice, of the Phase I terminal facilities as determined initially as of the time immediately prior to Phase II of the Interconnection was first being placed in service, and as adjusted thereafter only to take into account changes in the transfer capacity which are independent of any effect of Phase II on the operation of Phase I. The "HQ Phase II Transfer Capability" is the difference between the HQ Interconnection Transfer Capability and the HQ Phase I Transfer Capability. Determinations of, and any adjustment in, transfer capacity shall be made by the Regional Market Operations Committee in accordance with a schedule consistent with that followed by it in its determination of the Winter Capability and Summer Capability of generating units.

1.29 HQ Net Interconnection Capability Credit of a Participant at a particular time is its HQ Interconnection Capability Credit at the time in Kilowatts, minus a number of Kilowatts equal to (1) the percentage of its share of the HQ Interconnection Transfer Capability committed or used by it for an "Entitlement Transaction" at the time under the HQ Use Agreement, times (2) its HQ Interconnection Capability Credit for the current month.

1.30 HQ Phase I Energy Contract is the Energy Contract entered into on March 21, 1983 by Hydro-Quebec and the Participants, as it may be amended from time to time.

1.31 HQ Phase I Percentage is the percentage of the total HQ Interconnection Transfer Capability represented by the HQ Phase I Transfer Capability.

1.32 HQ Phase I Transfer Credit is 60/69 of the HQ Phase I Transfer Capability, or such other fraction of the HQ Phase I Transfer Capability as the Management Committee may establish.

1.33 HQ Phase II Firm Energy Contract is the Firm Energy Contract dated as of October 14, 1985 between Hydro-Quebec and certain of the Participants, as it may be amended from time to time. The "Base Term" of the HQ Phase II Firm Energy Contract is the period commencing on the date deliveries were first made under the Contract and ending on August 31, 2000.

1.34 HQ Phase II Gross Transfer Responsibility of a Participant for any month during the Base Term of the HQ Phase II Firm Energy Contract (as defined in Section 1.33) is the number in Kilowatts of (a) the Participant's percentage share, if any, of the HQ Phase II Transfer Capability for the month times (b) the HQ Phase II Transfer Credit. Following the Base Term of the HQ Phase II Firm Energy Contract, and again following the expiration of the HQ Phase II Firm Energy Contract, the Management Committee shall establish an appropriate HQ Phase II Gross Transfer Responsibility that shall remain in effect concurrently with the HQ Interconnection Capability Credit.

1.35 HQ Phase II Net Transfer Responsibility of a Participant for any month is its HQ Phase II Gross Transfer Responsibility for the month minus a number of Kilowatts equal to (1) the highest percentage of its share of the HQ Interconnection Transfer Capability committed or used by it on any day of the month for an "Entitlement Transaction" under the HQ Use Agreement, times (2) its HQ Phase II Gross Transfer Responsibility for the month.

1.36    HQ Phase II Percentage is the percentage of the total HQ
        Interconnection Transfer Capability represented by the HQ Phase II Transfer Capability.

1.37 HQ Phase II Transfer Credit is 90/131 of the HQ PhaseII Transfer Capability, or such other fraction of the HQ Phase II Transfer Capability as the Management Committee may establish.

1.38 HQ Use Agreement is the Agreement with Respect to Use of Quebec Interconnection dated as of December 1, 1981 among certain of the Participants, as amended and restated as of September 1, 1985 and as it may be further amended from time to time.

1.39 Installed Capability of an electric generating unit or combination of units during the Winter Period is the Winter Capability of such unit or units and during the Summer Period is the Summer Capability of such unit or units.

1.40 Installed Capability Entitlement is (a) the right to all or a portion of the Installed Capability of a generating unit or units to which an Entity is entitled as an owner (either sole or in common) or as a purchaser pursuant to a Unit Contract, (b) reduced by any portion thereof which such Entity is selling pursuant to a Unit Contract, and
        (c) further reduced or increased, as appropriate, to recognize rights to receive or obligations to supply Installed Capability pursuant to System Contracts in accordance with Section 14.7(a). An Installed Capability Entitlement relating to a unit or units may, but need not, be combined with any other Entitlements relating to such generating unit or units and may be transferred separately from the related Operable Capability Entitlement, Energy Entitlement, Operating Reserve Entitlements, or AGC Entitlement.

1.41 Installed Capability Responsibility * of a Participant for any month is the number of Kilowatts determined in accordance with Section 12.2.

1.42    Installed System Capability of a Participant at a particular time is
        (1) the sum of such Participant's Installed Capability Entitlements plus (2) its HQ Net Interconnection Capability Credit at the time.

1.43    Interchange Transactions are transactions deemed to be effected under
        Section 12 of the Prior NEPOOL Agreement prior to the Second Effective Date, and transactions deemed to be effected under Section 14 of this Agreement on and after the Second Effective Date.

1.44 ISO is the Independent System Operator which is expected to assume responsibility for the continued operation of the NEPOOL Control Area from the NEPOOL control center and the administration of the Tariff, subject to regulation by the Commission.

1.45    Kilowatt is a kilowatthour per hour.

1.46 Load * (in Kilowatts) of a Participant during any particular hour is the total during such hour (eliminating any distortion arising out of (i) Interchange Transactions, or (ii) transactions across the system of such Participant, or (iii) deliveries between Entities constituting a single Participant, or (iv) other electrical losses, if and as appropriate) of

               (a) kilowatthours delivered by such Participant to its retail customers for consumption (excluding any kilowatthours which may be classified as interruptible under market operation rules approved by the Regional Market Operations Committee), plus

               (b) kilowatthours delivered by such Participant pursuant to Firm Contracts to its wholesale customers for resale, plus

               (c) kilowatthours of use by such Participant on its system, exclusive of station use, plus

               (d) kilowatthours of electrical losses and unaccounted for use by the Participant on its system.

        The Load of a Participant may be calculated in any reasonable manner which substantially complies with this definition.

        For the purposes of calculating a Participant's Annual Peak, Adjusted Monthly Peak, Adjusted Annual Peak and Monthly Peak, the Load of a Participant shall be adjusted to eliminate any distortions resulting from voltage reductions. In addition, upon the request of any Participant, the Regional Market Operations Committee shall make, or supervise the making of, appropriate adjustments in the computation of Load for the purposes of calculating any Participant's Annual Peak, Adjusted Monthly Peak, Adjusted Annual Peak and Monthly Peak to eliminate any distortions resulting from emergency load curtailments which would significantly affect the Load of any Participant.

1.47    Lower Voltage PTF are all PTF facilities other than EHV PTF.

1.48    Management Committee is the committee established pursuant to Section
        6.

1.49 Market Reliability Planning Committee is the committee established pursuant to Section8.

1.50 Monthly Peak of a Participant for a month is the maximum Adjusted Load of the Participant during any hour in the month.

1.51 NEPOOL is the New England Power Pool, the power pool created under and governed by this Agreement, and the Entities collectively participating in the New England Power Pool as Participants.

1.52 NEPOOL Installed Capability Responsibility for any month is the sum of the Installed Capability Responsibilities of all Participants during that month.

1.53 NEPOOL Control Area is the integrated electric power system to which a common Automatic Generation Control scheme and various operating procedures are applied by or under the supervision of the System Operator in order to:

               (i) match, at all times, the power output of the generators within the electric power system and capacity and Energy purchased from entities outside the electric power system, with the load within the electric power system;

               (ii) maintain scheduled interchange with other interconnected systems, within the limits of Good Utility Practice;

               (iii) maintain the frequency of the electric power system within reasonable limits in accordance with Good Utility Practice and the criteria of the Northeast Power Coordinating Council and the North American Electric Reliability Council; and

               (iv) provide sufficient generating capacity to maintain operating reserves in accordance with Good Utility Practice.

1.54 NEPOOL Installed Capability at any particular time is the sum of the Installed System Capabilities of all Participants at such time.

1.55 NEPOOL Objective Capability for any year or period during a year is the minimum NEPOOL Installed Capability, treating the reliability benefits of the HQ Interconnection as Installed Capability, as established by the Management Committee, required to be provided by the Participants in aggregate for the period to meet the reliability standards established by the Management Committee pursuant to Section 6.12.

1.56 New Unit is an electric generating unit (including a unit or units owned by a Non-Participant in which a Participant has an Entitlement under a Unit Contract) first placed into commercial operation after May 1, 1987 (or, in the case of a unit or units owned by a Non-Participant, in which a Participant's Unit Contract Entitlement became effective after May 1, 1987) and not listed on Exhibit B to the Prior NEPOOL Agreement.

1.57    Non-Participant is any entity which is not a Participant.

1.58 Operable Capability of an electric generating unit or units in any hour is the portion of the Installed Capability of the unit or units which is operating or available to respond within an appropriate period (as identified in market operation rules approved by the Regional Market Operations Committee) to the System Operator's call to meet the Energy and/or Operating Reserve and/or AGC requirements of the NEPOOL Control Area during a Scheduled Dispatch Period or which may be scheduled directly by individual Participants for the hour in accordance with market operation rules approved by the Regional Market Operations Committee.

1.59 Operable Capability Entitlement is (a) the right to all or a portion of the Operable Capability of a generating unit or units to which an Entity is entitled as an owner (either sole or in common) or as a purchaser pursuant to a Unit Contract, (b) reduced by any portion thereof which such Entity is selling pursuant to a Unit Contract, and
        (c) further reduced or increased, as appropriate, to recognize rights to receive or obligations to supply Operable Capability pursuant to Firm Contracts or System Contracts in accordance with Section 14.7(a). An Operable Capability Entitlement relating to a unit or units may, but need not, be combined with any other Entitlements relating to such generating unit or units, and may be transferred separately from the related Installed Capability Entitlement, Energy Entitlement, Operating Reserve Entitlements, or AGC Entitlement.

1.60 Operable Capability Requirement of a Participant for any hour is the number of Kilowatts determined in accordance with Section 12.3.

1.61 Operable System Capability of a Participant in any hour is the sum of such Participant's Operable Capability Entitlements.

1.62 Operating Reserve is any or a combination of 10-Minute Spinning Reserve, 10-Minute Non-Spinning Reserve, and 30-Minute Operating Reserve, as the context requires.

1.63 Operating Reserve Entitlement is (a) the right to all or a portion of the Operating Reserve of any category which can be provided by a generating unit or units to which an Entity is entitled as an owner (either sole or in common) or as a purchaser pursuant to a Unit Contract, (b) reduced by any portion thereof which such Entity is selling pursuant to a Unit Contract, and (c) further reduced or increased, as appropriate, to recognize rights to receive or obligations to supply Operating Reserve of that category pursuant to Firm Contracts or System Contracts in accordance with Section 14.7(a). An Operating Reserve Entitlement in any category relating to a generating unit or units may, but need not, be combined with any other Entitlements relating to such generating unit or units and may be transferred separately from the other categories of Operating
        Reserve Entitlements related to such unit or units and from the related Installed Capability Entitlement, Operable Capability Entitlement, Energy Entitlement, or AGC Entitlement.

1.64 Other HQ Energy is Energy purchased under the HQ Phase I Energy Contract which is classified as "Other Energy" under that contract.

1.65 Outside Transaction Adjustment of a Participant for any month is the number of Kilowatts determined in accordance with Section 12.2(a)(3).

1.66 Participant is an eligible Entity (or group of Entities which has elected to be treated as a single Participant pursuant to Section 4.1) which is a signatory to this Agreement and has become a Participant in accordance with Section 3.1 until such time as such Entity's status as a Participant terminates pursuant to Section 21.2.

1.67 Pool-Planned Facility is a generation or transmission facility designated as "pool-planned" pursuant to Section 18.1.

1.68 Pool-Planned Unit is one of the following units: New Haven Harbor Unit 1 (Coke Works), Mystic Unit 7, Canal Unit 2, Potter Unit 2, Wyman Unit 4, Stony Brook Units 1, 1A, 1B, 1C, 2A and 2B, Millstone Unit 3, Seabrook Unit 1 and Waters River Unit 2 (to the extent of 7 megawatts of its Summer Capability and 12 megawatts of its Winter Capability).

1.69    Power Year is the period of twelve months commencing on November 1.

1.70 Prior NEPOOL Agreement is the NEPOOL Agreement as in effect on December 1, 1996.

1.71 Proxy Unit is a hypothetical electric generating unit which possesses a Winter Capability, equivalent forced outage rate, annual maintenance outage requirement, and seasonal derating determined in accordance with
        Section 12.2.

1.72 PTF are the pool transmission facilities defined in Section 15.1, and any other new transmission facilities which the Regional Transmission Planning Committee determines, in accordance with criteria approved by the Management Committee and subject to review by the System Operator, should be included in PTF.

1.73 Regional Market Operations Committee is the committee established pursuant to Section 10.

1.74 Regional Transmission Operations Committee is the committee established pursuant to Section 11.

1.75 Regional Transmission Planning Committee is the committee established pursuant to Section 9.

1.76 Related Person of a Participant is either (i) a corporation, partnership, business trust or other business organization more than 50% of the stock or equity interest in which is owned directly or indirectly by, or is under common control with, the Participant, or
        (ii) a corporation, partnership, business trust or other business organization which owns directly or indirectly more than 50% of the stock or other equity interest in the Participant, or (iii) a corporation, partnership, business trust or other business organization more than 50% of the stock or other equity interest in which is owned, directly or indirectly by a corporation, partnership, business trust or other business organization which also owns more than 50% of the stock or other equity interest in the Participant.

1.77 Scheduled Dispatch Period is the shortest period for which the System Operator performs and publishes a projected dispatch schedule based on projected Electrical Loads and actual Bid Prices and Participant-directed schedules for resources submitted in accordance with Section 14.2(d).

1.78 Second Effective Date is the date on which Part Three of the Agreement shall become effective and shall be July 1, 1997 or such later date on or before January 1, 1998 as the Management Committee may fix, or such other date as the Commission may fix on its own or pursuant to a request of the Management Committee.

1.79 Summer Capability of an electric generating unit or combination of units is the maximum dependable load carrying ability in Kilowatts of such unit or units (exclusive of capacity required for station use) during the Summer Period, as determined by the Regional Market Operations Committee in accordance with Section 10.13(f).

1.80 Summer Period in each Power Year is the four-month period from June through September.

1.81 System Contract is any wholesale contract for the purchase for resale of Installed Capability, Operable Capability, Energy, Operating Reserves and/or AGC, other than a Unit Contract or Firm Contract, pursuant to which the purchaser is entitled to a specifically determined or determinable amount of such Installed Capability, Operable Capability, Energy, Operating Reserve and/or AGC.

1.82 System Operator is the central dispatching agency provided for in this Agreement which has responsibility for the operation of the NEPOOL Control Area from the control center and the administration of the Tariff. The System Operator shall be the ISO after it has been activated and is prepared to assume responsibility for the operation of the NEPOOL Control Area and control center.

1.83 Target Availability Rate is the assumed availability of a type of generating unit utilized by the Management Committee in its determination pursuant to Section 6.14(e) of NEPOOL Objective Capability.

1.84 Tariff is the NEPOOL Open Access Transmission Tariff set out in Attachment B to the Agreement, as modified and amended from time to time.

1.85 Third Effective Date is the date on which all Interchange Transactions shall begin to be effected on the basis of separate Bid Prices for each type of Entitlement. The Third Effective Date shall be fixed at the discretion of the Management Committee to occur within six months to one year after the Second Effective Date, or at such later date as the Commission may fix on its own or pursuant to a request by the Management Committee.

1.86 Unit Contract is a wholesale purchase contract pursuant to which the purchaser is in effect currently entitled either (i) to a specifically determined or determinable portion of the Installed Capability of a specific electric generating unit or units, or (ii) to a specifically determined or determinable amount of Operable Capability, Energy, Operating Reserve and/or AGC if, or to the extent that, a specific electric generating unit or units is or can be operated.

1.87    Voting Share has the meaning specified in Section 6.3.

1.88 Winter Capability of an electric generating unit or combination of units is the maximum dependable load carrying ability in Kilowatts of such unit or units (exclusive of capacity required for station use) during the Winter Period, as determined by the Regional Market Operations Committee in accordance with Section 10.13(f).

1.89 Winter Period in each Power Year is the seven-month period from November through May and the month of October.

1.90 10-Minute Spinning Reserve in an hour are the following resources that are designated by the System Operator in accordance with market operation rules, as approved by the Regional Market Operations Committee, to be available to provide contingency protection for the system: (1) the Kilowatts of Operable Capability of an electric generating unit or units that are synchronized to the system, unloaded during all or part of the hour, and capable of providing contingency protection by loading to supply Energy immediately on demand, increasing the Energy output over no more than ten minutes to the full amount of generating capacity so designated, and sustaining such Energy output for so long as the System Operator determines in accordance with market operation rules is necessary to satisfy the immediate contingency; and (2) any portion of the Electrical Load of a Participant, including Energy supplied to pumped storage hydroelectric generating facilities operating in the pumping mode, that the System Operator is able to verify as capable of providing contingency protection by immediately on demand reducing Energy requirements within ten minutes and maintaining such reduced Energy requirements for so long as the System Operator determines in accordance with market operation rules is necessary to satisfy the immediate contingency.

1.91 10-Minute Non-Spinning Reserve in an hour are the following resources that are designated by the System Operator in accordance with market operation rules, as approved by the Regional Market Operations Committee, to be available to provide contingency protection for the system: (1) the Kilowatts of Operable Capability of an electric generating unit or units that are not synchronized to the system, during all or part of the hour, and capable of providing contingency protection by loading to supply Energy within ten minutes to the full amount of generating capacity so designated, and sustaining such Energy output for so long as the System Operator determines in accordance with market operation rules is necessary to satisfy the immediate contingency; (2) any portion of a Participant's Electrical Load that the System Operator is able to verify as capable of providing contingency protection by reducing Energy requirements within ten minutes and maintaining such reduced Energy requirements for so long as the System Operator determines in accordance with market operations rules is necessary to satisfy the immediate contingency; and
        (3) any other resources and requirements that were able to be designated for the hour as 10-Minute Spinning Reserve but were not designated by the System Operator for such purpose in the hour.

1.92 30-Minute Operating Reserve in an hour are the following resources that are designated by the System Operator in accordance with market operation rules, as approved by the Regional Market Operations Committee, to be available to provide contingency protection for the system: (1) the Kilowatts of Operable Capability of an electric generating unit or units that are capable of providing contingency protection by loading to supply Energy within thirty minutes of demand at an output equal to its full amount of generating capacity so designated; (2) any portion of the Electrical Load of a Participant, including Energy supplied to pumped storage hydroelectric generating facilities operating in the pumping mode, that the System Operator is able to verify as capable of providing contingency protection by reducing Energy requirements within thirty minutes and maintaining such reduced Energy requirements for so long as the System Operator determines in accordance with market operation rules is necessary to satisfy the immediate contingency; (3) any other resources and requirements that were able to be designated for the hour as 10-Minute Spinning Reserve or 10-Minute Non-Spinning Reserve but were not designated by the System Operator for such purposes.

1.93 33rd Amendment is the Thirty-Third Agreement Amending New England Power Pool Agreement dated as of December 1, 1996.

1.94 Modification of Certain Definitions When a Participant Purchases a Portion of Its Requirements from Another Participant Pursuant to Firm Contract


               Definitions marked by an asterisk (*) are modified as follows when a Participant purchases a portion of its requirements of electricity for resale from another Participant pursuant to a Firm Contract:

               (a) If the Firm Contract limits deliveries to a specifically stated number of Kilowatts and requires payment of a demand charge thereon (thus placing the responsibility for meeting additional demands on the purchasing Participant):

                       (1) in computing the Adjusted Load of the purchasing Participant, the Kilowatts received pursuant to such Firm Contract shall be deemed to be the number of Kilowatts specified in the Firm Contract; and

                       (2) in computing the Load of the supplying Participant, the Kilowatts delivered pursuant to such Firm Contract shall be deemed to be the number of Kilowatts specified in the Firm Contract.

               (b) If the Firm Contract does not limit deliveries to a specifically stated number of Kilowatts, but entitles the purchasing Participant to receive such amounts of electricity as it may require to supply the electric needs of its customers (thus placing the responsibility for meeting additional demands on the supplying Participant):

                       (1) the Installed Capability Responsibility of the purchasing Participant shall be equal to the amount of its Installed Capability Entitlements;

                       (2) in computing the Adjusted Load of the purchasing Participant, the Kilowatts received pursuant to such Firm Contract shall be deemed to be a quantity R{l}; and

                       (3) in computing the Load of the supplying Participant, the Kilowatts delivered pursuant to such Firm Contract shall be deemed to be a quantity R{l}.

                       The quantity R{l} equals (i) the Load of the purchasing Participant less (ii) the amount of the purchasing Participant's Installed Capability Entitlements
                       multiplied by a fraction      wherein:

                              X is the maximum Load of the purchasing Participant in the month, and

                              Y       is the NEPOOL Installed Capability
                                      Responsibility multiplied by the
                                      purchasing Participant's fraction P
                                      determined pursuant to Section 12.2(a),
                                      computed as if the Firm Contract did not exist.

        Terms used in this Agreement which are not defined above but which are defined in the Tariff shall have the meanings specified in the Tariff. Terms used in this Agreement that are not defined above, or in the Tariff, or in the sections in which such terms are used, shall have the meanings customarily attributed to such terms in the electric power industry in New England.

                                             SECTION 2
                                     PURPOSE; EFFECTIVE DATES

2.1 Purpose. This Restated NEPOOL Agreement is intended to provide for a restructuring of the New England Power Pool by modifying the pool's governance and market provisions to take account of a changed competitive environment, by modifying the transmission responsibilities of the Participants so that the pool will perform the functions of a regional transmission group and provide service to Participants and Non-Participants under a regional open access transmission tariff, and by providing for the activation of the ISO and the execution of a contract between the ISO and NEPOOL to define the ISO's responsibilities.

2.2 Effective Dates; Transitional Provisions. The provisions of Parts One, Two, Four and Five of this Agreement and the Tariff shall become effective on the First Effective Date, and shall replace on the First Effective Date the provisions of Sections 1-8, inclusive, 10, 11, 13, 14.2, 14.3, 14.4 and 16 of the Prior NEPOOL Agreement.

        The effectiveness of the remaining Sections of this Restated NEPOOL Agreement shall be delayed pending the preparation of implementing criteria, rules and standards and computer programs. These Sections shall become effective on the Second Effective Date and shall replace on the Second Effective Date the remaining provisions of the Prior NEPOOL Agreement, which shall continue in effect until the Second Effective Date.

        As provided in Section 14, certain portions of Section 14 which will become effective on the Second Effective Date will be superseded on the Third Effective Date by other portions of Section 14.

        The activation of the ISO is expected to occur after the First Effective Date. Until that time, the NEPOOL committees shall continue to be responsible for the supervision of the NEPOOL staff.

                                             SECTION 3
                                            MEMBERSHIP

3.1 Membership. Those Entities which are Participants in NEPOOL on the First Effective Date shall continue to be Participants.

        Any other Entity which is engaged, or proposes to engage, in the wholesale or retail electric power business in New England may, upon compliance with such reasonable conditions as the Management Committee may prescribe, become a Participant by depositing a counterpart of this Agreement as theretofore amended, duly executed by it, with the Secretary of the Management Committee, accompanied by a certified copy of a vote of its board of directors, or such other body or bodies as may be appropriate, duly authorizing its execution and performance of this Agreement, and a check in payment of the application fee described below.

        Any such Entity which satisfies the requirements of this Section 3.1 shall become a Participant, and this Agreement shall become fully binding and effective in accordance with its terms as to such Entity, as of the first day of the second calendar month following its satisfaction of such requirements; provided that an earlier or later effective time may be fixed by the Management Committee with the concurrence of such Entity or by the Commission.

        The application fee to be paid by each Entity seeking to become a Participant shall be in addition to the annual fee provided by Section
        19.1 and shall be $500 or such other amount as may be fixed by the Management Committee.

3.2 Operations Outside the Control Area. Subject to the reciprocity requirements of the Tariff, if a Participant serves a Load, or has Entitlements in supply or demand-side resource facilities or owns transmission and/or distribution facilities, located outside of the NEPOOL Control Area, such Load and facilities shall not be included for purposes of determining the Participant's rights, responsibilities and obligations under this Agreement, except that the Participant's Entitlements in supply or demand-side resource facilities outside the NEPOOL Control Area shall be included in such determinations if, to the extent, and while such Entitlements are used for retail or wholesale sales within the NEPOOL Control Area or are designated by a Participant for purposes of meeting its obligations under Section 12 of this Agreement.

3.3 Lack of Place of Business in New England. If and for so long as a Participant does not have a place of business located in one of the New England states, the Participant shall be deemed to irrevocably (1) submit to the jurisdiction of any Connecticut state court or United States Federal Court sitting in Connecticut (the state whose laws govern this Agreement) over any action or proceeding arising out of or relating to this Agreement that is not subject to the exclusive jurisdiction of the Commission, (2) agree that all claims with respect to such action or proceeding may be heard and determined in such Connecticut state court or Federal court, (3) waive any objection to venue or any action or proceeding in Connecticut on the basis of forum non conveniens, and (4) agree that service of process may be made on the Participant outside Connecticut by certified mail, postage prepaid, mailed to the Participant at the address of its member on the Management Committee as set out in the NEPOOL roster or at the address of its principal place of business.

3.4 Obligation for Deferred Expenses. NEPOOL may provide for the deferral on the books of the Participants from time to time of capital or other expenditures, and the recovery of the deferred expenses in subsequent periods. Any Entity which becomes a Participant during the recovery period for any such deferred expenses shall be obligated, together with the continuing Participants, for its share of the current and deferred expenses pursuant to Section 19.2.

3.5 Financial Security. For an Entity applying to become a Participant or any continuing Participant that the Management Committee reasonably determines may fail to meet its financial obligations under the Agreement, the Management Committee may require reasonable credit review procedures which shall be made in accordance with standard commercial practices. In addition, the Management Committee may prescribe for such Entity or Participant a requirement that the Entity or Participant provide and maintain in effect an unconditional and irrevocable letter of credit as security to meet its responsibilities and obligations under the Agreement, or an alternative form of security proposed by the Entity or Participant and acceptable to the Management Committee and consistent with commercial practices established by the Uniform Commercial Code that protects the Participants against the risk of non-payment.

                                             SECTION 4
                                      STATUS OF PARTICIPANTS

4.1 Treatment of Certain Entities as Single Participant. All Entities which are controlled by a single person (such as a corporation or a business trust) which owns at least seventy-five percent of the voting shares of each of them shall be collectively treated as a single Participant for purposes of this Agreement, if they each elect such treatment. They are encouraged to do so. Such an election shall be made in writing and shall continue in effect until revoked in writing.

        In view of the long-standing arrangements in Vermont, Vermont Electric Power Company, Inc. and any other Vermont electric utilities which elect in writing to be grouped with it shall be collectively treated as a single Participant for purposes of this Agreement.

4.2 Participants to Retain Separate Identities. The signatories to this Agreement shall not become partners by reason of this Agreement or their activities hereunder, but as to each other and to third persons, they shall be and remain independent contractors in all matters relating to this Agreement. This Agreement shall not be construed to create any liability on the part of any signatory to anyone not a party to this Agreement. Each signatory shall retain its separate identity and, to the extent not limited hereby, its individual freedom in rendering service to its customers.

                                             SECTION 5
                         NEPOOL OBJECTIVES AND COOPERATION BY PARTICIPANTS

5.1 NEPOOL Objectives. The objectives of NEPOOL are, through joint planning, central dispatching, cooperation in environmental matters and coordinated construction, central dispatch by the System Operator of the operation and coordinated maintenance of electric supply and demand-side resources and transmission facilities, the provision of an open access regional transmission tariff and the provision of a means for effective coordination with other power pools and utilities situated in the United States and Canada,

               (a) to assure that the bulk power supply of the NEPOOL Control Area conforms to proper standards of reliability;

               (b) to create and maintain open, non-discriminatory, competitive, unbundled markets for Energy, capacity, and ancillary services that function efficiently in a changing electric power industry and have access to regional transmission at rates that do not vary with distance;

               (c) to attain maximum practicable economy, consistent with proper standards of reliability and the maintenance of competitive markets, in such bulk power supply; and

               (d) to provide access to competitive markets within the NEPOOL Control Area and to neighboring regions;

        and to provide for equitable sharing of the resulting responsibilities, benefits and costs.

5.2 Cooperation by Participants. In order to attain the objectives of NEPOOL set forth in Section 5.1, each Participant shall observe the provisions of this Agreement in good faith, shall cooperate with all other Participants and shall not either alone or in conjunction with one or more other Entities take advantage of the provisions of this Agreement so as to harm another Participant or to prejudice the position of any Participant in the electric power business.

        Until the Second Effective Date, in order to assure the equitable sharing among the Participants of the benefits contemplated by this Agreement, no Participant shall participate, except pursuant to this Agreement, in any transaction with one or more other Participants or other Entities if such transaction involves an economy interchange arrangement. The foregoing restriction shall not, however, apply to an economy interchange or other similar arrangement between or among a Participant and one or more Entities which are not Participants if, and to the extent that, such arrangement is consistent with attainment of the objectives stated in Section 5.1 and with the Participant's obligations under this Agreement.

        Until the effective date of the Tariff, in order further to assure the equitable sharing among the Participants of the benefits and costs contemplated by this Agreement, no transfer by a Participant to its Related Person of an Entitlement in any generating unit shall be recognized for purposes of this Agreement, including but not limited to the calculation and allocation of benefits and costs under this Agreement, if either (i) the transferee has a zero Adjusted Load or
        (ii) the amount of the transferee's Installed System Capability, including such Entitlement, bears no reasonable relation to its Adjusted Load. Furthermore, no other arrangement substantially similar to that described in the preceding sentence shall be recognized for purposes of this Agreement, including but not limited to the calculation and allocation of benefits and costs under this Agreement.

        For the purposes of the preceding paragraph, the Adjusted Load and Installed System Capability of any transferee that is not a Participant shall be determined as if it were a Participant. The term "transferee," as used herein, shall include, without limitation, any Participant or Entity, or any other organization or person.

                                             PART TWO
                                            GOVERNANCE

                                            SECTION 6
                                       MANAGEMENT COMMITTEE

6.1 Membership. There shall be a Management Committee which shall be constituted as follows: each Participant shall appoint and be represented by one member of the Management Committee.

6.2 Term of Members. Each member of the Management Committee shall hold office until such member is replaced by the Participant which appointed the member or until such Participant ceases to be a Participant. Replacement of a member shall be effected by delivery by a Participant of written notice of such replacement to the Secretary of the Management Committee.

6.3 Votes. Each member of the Management Committee shall have a Voting Share in any month entitling the member to cast, on behalf of the Participant which the member represents, votes representing the percentage to which the member's Participant is entitled of the aggregate Voting Shares of all Participants for the month. The percentage of the aggregate Voting Shares of all Participants to which a Participant is entitled in any month shall be determined in accordance with the following formula:

   .15833 P   .15833 E    .15833 C    .15833 X    .15833 M    .15833 R    .05 Y
V =    (----)+    (----)+     (----)+     (----)+     (----)+     (----)+  (---)
        P{1}       E{1}        C{1}        X{1}        M{1}        R{1}     Y{1}

in which

    V = the Participant's Voting Share as a percentage of the aggregate Voting Shares of all Participants;

    P = the average for each of the most recently completed twelve months of the Participant's maximum Load during any clock hour in a month;

    P{1} = the average of the sums for each of the most recently completed twelve months of the noncoincidental maximum Load during any clock hour in a month of all Participants;

    E = the average for the most recently completed twelve months of the following: the Participant's monthly Loads plus any kilowatthours delivered during the month to loads classified as interruptible under market operation rules approved by the Regional Market Operations Committee;

    E{1} = the average of the sums for each of the most recently completed twelve months of the following: the monthly Loads of all Participants plus any kilowatthours delivered during the month to loads classified as interruptible under market operation rules approved by the Regional Market Operations Committee.

    C = the average in megawatts for the most recently completed twelve months of the sum for each month of the Generation Ownership Shares, as defined in this Section, of the Participant;

    C{1} = the average in megawatts for the most recently completed twelve months of the sum for each month of the Generation Ownership Shares of all Participants;

    X = the average for the most recently completed twelve months of the sum for each month of (i) a number of kilowatthours equal to the Kilowatts of the Participant's Generation Ownership Shares, times the number of hours in the month, plus (ii) the number of kilowatthours that the Participant was entitled to receive in each hour with respect to its Energy Entitlements under Unit Contracts or System Contracts times, in the case of each contract, the number of hours the contract was in effect in the month, as computed without giving effect to any resale in whole or part of any such Energy Entitlement;

    X{1} = the average for the most recently completed twelve months of the sum for each month of (i) a number of kilowatthours equal to the Kilowatts of the Generation Ownership Shares of all Participants, times the number of hours in the month, plus (ii) the number of kilowatthours that all Participants were entitled to receive in each hour with respect to their Energy Entitlements under Unit Contracts or System Contracts times, in the case of each contract, the number of hours the contract was in effect in the month, as computed without giving effect to any resale in whole or part of any such Energy Entitlement;

    M = the circuit miles of the Participant's Transmission Ownership Shares, as defined in this Section, of PTF transmission lines times, in the case of each line, the nominal operating voltage of the line;

    M{1} = the aggregate of the circuit miles of the Transmission Ownership Shares of PTF transmission lines of all Participants times, in the case of each line, the nominal operating voltage of the line;

    R = the Annual Transmission Revenue Requirements of the Participant's PTF as of the beginning of the current calendar year as determined in accordance with Attachment F to the Tariff except that 1) such Revenue Requirements shall not be reduced by the transmission support revenue received as described in Section I of that Attachment and 2) such Revenue Requirements shall not include transmission support payments as described in Section J of that Attachment for support arrangements which were entered into after December 31, 1996;

    R{1} = the aggregate Annual Transmission Revenue Requirements of the PTF of all Participants as of the beginning of the current calendar year as determined in accordance with Attachment F to the Tariff, except that 1) such Revenue Requirements shall not be reduced by the transmission support revenue received as described in Section I of that Attachment and 2) such Revenue Requirements shall not include transmission support payments as described in Section J of that Attachment for support arrangements which were entered into after December 31, 1996;

    Y =      1;and

    Y{1} =   the number of NEPOOL Participants at the beginning of the month;

provided, however, that a Participant and its Related Persons may not have aggregate Voting Shares exceeding 25% of the aggregate Voting Shares to which all Participants are entitled. If the aggregate Voting Shares of a Participant and its Related Persons would be in excess of 25% if it were not for this limitation, the remaining Voting Shares to which such Participant and its Related Persons would otherwise be entitled shall be allocated to the other Participants on a pro rata basis.

For purposes of the preceding formula (i) if an Entity has been a Participant for less than twelve months, the amounts to be taken into account for purposes of "P", "E", "C" and "X" in the formula shall be for the period during which the Entity has been a Participant; (ii) for purposes of "X" and "X{1}" in the formula, the number of kilowatthours to be taken into account with respect to the HQ Phase II Firm Energy Contract for each Participant which has a share in the HQ Phase II Firm Energy Contract shall be computed on the basis of the number of Kilowatts of its HQ Interconnection Capability Credit, if any, for the month; and (iii) for purposes of "X" and "X{1}" in the formula, the number of kilowatthours to be taken into account with respect to an Energy Entitlement under a Unit Contract or System Contract, other than the HQ Phase II Firm Energy Contract, under which a Participant is entitled to receive Energy from outside the NEPOOL Control Area shall be computed on the basis of the number of Kilowatts of Installed Capability credit, or Monthly Peak reduction, for which the Participant is given credit in determining whether it has satisfied its Installed Capability Responsibility pursuant to Section12.

In the event a Participant both participates in the wholesale bulk power market and owns PTF, the member appointed by the Participant shall be entitled to divide the member's vote, as determined in accordance with this Section, on any matter on the basis specified by it in a notice given to the Secretary of the Management Committee at or prior to the meeting at which the vote is to be cast, to reflect its market and transmission interests. In such case the portion of the member's vote reflecting its transmission interest may be cast by the member's alternate.

For purposes of this Section, the Generation Ownership Shares of a Participant means and includes:

        (A) the direct ownership interest which the Participant has as a sole or joint owner in the Installed Capability of a generating unit which is subject to NEPOOL central dispatch in accordance with Section 13.2;

        (B) the indirect ownership interest which the Participant has, as a shareholder in Connecticut Yankee Atomic Power Company, Maine Yankee Atomic Power Company, Vermont Yankee Nuclear Power Corporation or a similar corporation, or as a general or limited partner in Ocean State Power or a similar partnership, in the Installed Capability of a generating unit which is subject to NEPOOL central dispatch in accordance with Section 13.2, provided the corporation or partnership is itself not a Participant;

        (C) any other interest which the Participant has in the Installed Capability of a generating unit which is subject to NEPOOL central dispatch in accordance with Section 13.2, under a lease or other contractual arrangement, provided the other party to the arrangement is itself not a Participant and the Management Committee determines, at the request of the affected Participant, that the Participant has benefits and rights, and assumes risks, under the arrangement with respect to the unit which are substantially equivalent to the benefits, rights and risks of an owner; and

        (D) an interest which the Participant shall be deemed to have in the direct ownership interest, or the indirect ownership interest as a shareholder or general or limited partner, of a Related Person of the Participant in the Installed Capability of a generating unit which is subject to NEPOOL central dispatch in accordance with Section 13.2, provided the Related Person is itself not a Participant.

For purposes of this Section, the Transmission Ownership Shares of a Participant means and includes:

        (W) the direct ownership interest which the Participant has as a sole or joint owner of PTF;

        (X) the indirect ownership interest which the Participant has, as a shareholder in a corporation, or as a general or limited partner in a partnership, in PTF owned by such corporation or partnership, provided the corporation or partnership is not itself a Participant;

        (Y) any other interest which the Participant has in PTF under a lease or other contractual arrangement, provided the other party to the arrangement is not itself a Participant and the Management Committee determines, at the request of the affected Participant, that the Participant has benefits and rights, and assumes risks, under the arrangement with respect to the PTF which are substantially equivalent to the benefits, rights and risks of an owner; and

        (Z) an interest which the Participant shall be deemed to have in the direct ownership interest, or the indirect ownership interest as a shareholder or general or limited partner, of a Related Person of the Participant in PTF, provided the Related Person is itself not a Participant.

6.4 Number of Votes Necessary for Action. Actions of the Management Committee shall be effected only upon an affirmative vote of members having at least 66% of the aggregate Voting Shares to which all members are entitled; provided, however, that the negative votes of any three or more members representing Participants which are not Related Persons of each other and which have at least 20% of the aggregate Voting Shares to which all members are entitled shall defeat any proposed action. In determining whether the negative vote total specified above has been reached, the following limitation shall be applied: if the member representing any Participant would be entitled to cast against the proposed action more than 18% of the aggregate Voting Shares to which all members are entitled, such member shall be entitled to vote negatively only 18% of such aggregate Voting Shares.

6.5 Proxies. The vote of any member of the Management Committee or the member's alternate may be cast by another person pursuant to a written proxy dated not more than one year previous to the meeting and delivered to the Secretary of the Management Committee at or prior to the meeting at which the proxy vote is cast.

6.6 Alternates. A Participant may designate, by a written notice delivered to the Secretary of the Management Committee, an alternate for a member of the Management Committee appointed by it. In the absence of the member, the alternate shall have all the powers of the member, including the power to vote.

6.7 Officers. At its annual meeting, the Management Committee shall elect from among its members a Chair and a Vice-Chair; it shall also elect a Secretary who need not be a member. These officers shall have the powers and duties usually incident to such offices.

6.8 Meetings. The Management Committee shall hold its annual meeting in December at such time and place as the Chair shall designate and shall hold other meetings in accordance with a schedule adopted by the Management Committee or at the call of the Chair. One or more members who represent Participants having in the aggregate at least 3% of the aggregate Voting Shares of all Participants may call a special meeting of the Management Committee in the event that the Chair shall fail to call such a meeting within three business days following the Chair's receipt from such member or members of a request specifying the subject matters to be acted upon at the meeting.

6.9 Notice of Meetings. Written notice of each meeting of the Management Committee shall be given to each member not less than five business days prior to the date of the meeting, which notice shall specify the principal subject matter expected to be acted upon at the meeting.

6.10 Adoption of Budgets. At each annual meeting, the Management Committee shall adopt a NEPOOL budget for the ensuing calendar year. In adopting budgets the Management Committee shall give due consideration to the budgetary requests of each committee and shall include the budget of the ISO as determined in accordance with NEPOOL's contract between NEPOOL and the ISO. The Management Committee may modify any NEPOOL budget from time to time after its adoption and shall modify the NEPOOL budget if and as required to support changes to the ISO budget adopted in accordance with the contract between NEPOOL and the ISO.

6.11 Adoption of Bylaws. The Management Committee may adopt bylaws, consistent with this Agreement, governing procedural matters including the conduct of its meetings and those of the other committees.

6.12 Establishing Reliability Standards. It shall be the duty of the Management Committee, after review of reports or actions of the System Operator and the Market Reliability Planning Committee and Regional Transmission Planning Committees and such other matters as the Management Committee deems pertinent, to establish or approve proper standards of reliability for the bulk power supply of NEPOOL. Such standards shall be consistent with the directives of the North American Electric Reliability Council and the Northeast Power Coordinating Council and shall be reviewed periodically by the Management Committee and revised as the Management Committee deems appropriate.

6.13 Appointment and Compensation of NEPOOL Personnel. The Management Committee shall determine what personnel are desirable for the effective operation and administration of NEPOOL and shall fix or authorize the fixing of the compensation for such persons.

6.14    Duties and Authority.

               (a) The Management Committee shall have the duty and requisite authority to administer, enforce and interpret the provisions of this Agreement in order to accomplish the objectives of NEPOOL including the making of any decision or determination necessary under any provision of this Agreement and not expressly specified to be decided or determined by any other body.

               (b) The Management Committee shall have the authority to provide for such facilities, materials and supplies as the Management Committee may determine are necessary or desirable to carry out the provisions of this Agreement.

               (c) The Management Committee shall have, in addition to the authority provided in Section 6.12, the authority, after consultation with other NEPOOL committees and the System Operator, to establish or approve consistent standards with respect to any aspect of arrangements between Participants and Non-Participants which it determines may adversely affect the reliability of NEPOOL, and to review such arrangements to determine compliance with such standards.

               (d) The Management Committee, or its designee, shall have the authority to act on behalf of all Participants in carrying out any action properly taken pursuant to the provisions of this Agreement. Without limiting the foregoing general authority, the Management Committee, or its designee, shall have the authority on behalf of all Participants to execute any contract, lease or other instrument which has been properly authorized pursuant to this Agreement including, but not limited to, one or more contracts with the ISO, and to file with the Commission and other appropriate regulatory bodies: (i) this Agreement and documents amending or supplementing this Agreement, including the Tariff, (ii) contracts with Non-Participants or the ISO, and (iii) related tariffs, rate schedules and certificates of concurrence. The Management Committee shall, in addition, have the authority to represent NEPOOL in proceedings before the Commission.

               (e) The Management Committee shall have the duty and requisite authority, after consultation with other NEPOOL committees and the System Operator, to fix the NEPOOL Objective Capability for each month of each Power Year prior to the beginning of the Power Year and thereafter to review at least annually the anticipated Load of the NEPOOL Participants and NEPOOL Installed Capability for each month of such Power Year and to make such adjustments in the NEPOOL Objective Capability as the Management Committee may determine on the basis of such review. Since changes in the circumstances which must be assumed by the Management Committee in fixing NEPOOL Objective Capability for a future period can significantly affect the required level of NEPOOL Objective Capability for that period, the Management Committee shall, where appropriate, also determine the effect on NEPOOL Objective Capability of significant changes in circumstances from those assumed, either by fixing alternative NEPOOL Objective Capabilities, or by adopting adjustment factors or formulas.

               (f) The Management Committee shall have the duty and requisite authority to establish or approve schedules fixing the amounts to be paid by Participants and Non-Participants to permit the recovery of expenses incurred in furnishing some or all of the services furnished by NEPOOL either directly or through the System Operator.

               (g) The Management Committee shall have the duty and requisite authority to provide for the sharing by Participants, on such basis as the Management Committee may deem appropriate, of payments and costs which are not otherwise reimbursed under this Agreement and which are incurred by Participants or under arrangements with Non-Participants and approved or authorized by the Committee as necessary in order to meet or avoid short-term deficiencies in the amount of resources available to meet the pool's reliability objectives.

               (h) The Management Committee shall have the authority, at the time that it acts on an Entity's application pursuant to Section 3.1 to become a Participant, to waive, conditionally or unconditionally, compliance by such Entity with one or more of the obligations imposed by this Agreement if the Management Committee determines that such compliance would be unnecessary or inappropriate for such Entity and the waiver for such Entity will not impose an additional burden on other Participants.

               (i) Until the Second Effective Date, the Management Committee shall have the duty and requisite authority to determine which generating facilities should be equipped for Automatic Generation Control in order to maintain proper frequency for the interconnected bulk power system of the Participants and to control power flows on interconnections between Participants and non-Participants. The Management Committee shall establish a system for sharing by the Participants until the Second Effective Date, on such basis as the Committee may deem appropriate, of the costs, including loss of generator efficiency, that are incurred by Participants in installing, maintaining and operating Automatic Generation Control equipment required by the Committee and are not otherwise reimbursed under this Agreement.

               (j) The Management Committee shall have the duty and requisite authority to act on appeals to it from the actions of other NEPOOL committees and to appoint a special committee to administer NEPOOL's alternate dispute resolution procedures or to take any other action if it determines that such action is necessary or appropriate to achieve a prompt resolution of disputes under the provisions of Section 21.1.

               (k) The Management Committee shall have such further powers and duties as are conferred or imposed upon it by other sections of this Agreement.

6.15 Attendance of Members of Management Committee at Other Committee Meetings. Each member of the Management Committee or that member's designee shall be entitled to attend any meeting of any other NEPOOL committee, and shall have a reasonable opportunity to express views on any matter to be acted upon at the meeting.

                                   SECTION 7
                               EXECUTIVE COMMITTEE

7.1 Organization. There shall be an Executive Committee which shall have all the powers and duties of the Management Committee (except as provided below), subject to appeal to the Management Committee pursuant
        to the provisions of Section 7.11.   Between meetings of the Management
        Committee, the Executive Committee shall exercise the powers and perform the duties of the Management Committee. The Executive Committee shall not have any of the powers or duties of the Management Committee under Sections 6.7 and 6.10, except that the Executive Committee shall have the power of the Management Committee to modify from time to time an overall NEPOOL annual budget adopted by the Management Committee, subject to the limitation that the aggregate amount of net increase in an overall budget which may be effected by the Executive Committee for any year shall not exceed 10% of the budget initially adopted by the Management Committee.

7.2 Membership. The Executive Committee shall be constituted as follows: following its activation, the ISO shall have the right to appoint a non-voting member of the Committee; each Participant whose Voting Share equals or exceeds 3% of the aggregate Voting Shares of all Participants shall have the right to appoint a voting member of the Committee; the remaining Participants whose Voting Shares are less than 3% of the aggregate Voting Shares of all Participants shall be divided into the following five groups, with each having the right to appoint one voting member of the Committee:

                       (a)    One group consisting of the remaining
                              Participants which are municipally-owned and cooperatively-owned utilities;

                       (b)    One group consisting of the remaining
                              Participants which are not subject to traditional utility rate regulation and which are engaged in the NEPOOL Control Area principally in the business of owning or operating generation facilities and selling the output of such generation;

                       (c)    One group consisting of the remaining
                              Participants which are not subject to traditional utility rate regulation and which are engaged in the NEPOOL Control Area principally in a business other than the business of owning or operating generation or PTF facilities and selling the output of such generation;

                       (d)    One group consisting of the remaining
                              Participants, if any, which (i) own PTF, (ii) are not engaged in electric generation or distribution and do not participate in the wholesale bulk power market, and (iii) are not Related Persons of any other Participant;
                              and

                       (e)    One group consisting of the remaining
                              Participants which are investor-owned utilities subject to traditional rate regulation or other Entities which do not qualify to be included in any of the other four groups.

        Notwithstanding the foregoing, any such Participant may elect to join a different group than the one to which it would be assigned under the foregoing provisions if this is acceptable to the members of the group it elects to join. In the event any Participant is a Related Person of another Participant which has the individual right to appoint a member of the Committee on the basis of its individual Voting Share, the Participant shall be represented on the Committee by the member appointed by the Participant which is its Related Person and shall not be assigned to any of the five groups.

7.3 Term of Members. The member of the Executive Committee appointed by the ISO shall serve until replaced by the ISO. Members of the Executive Committee appointed by a Participant or group of Participants shall serve until replaced by the Participant or Participants which appointed them or until such Participant or Participants shall lose their status as Participants or otherwise lose their right to appoint the member. Appointment or replacement of a member shall be effected by the ISO or a Participant or group of Participants by giving written notice of such appointment or replacement to the Secretary of the Executive Committee.

7.4 Alternates. The ISO or a Participant or group of Participants may designate, by a written notice given to the Secretary of the Executive Committee, an alternate for any member of the Executive Committee appointed by the ISO or such Participant or group of Participants. In the absence of the member, the alternate shall have all the powers of the member, including the power to vote.

7.5 Votes. Each voting member of the Executive Committee shall have one vote, which may be cast in person by the member or the member's alternate or by another person pursuant to a written proxy dated not more than one year previous to the meeting and delivered to the Secretary of the Executive Committee at or prior to the meeting at which the proxy vote is cast. If a Participant which has the individual right to appoint a member of the Executive Committee both participates in the wholesale bulk power market and owns PTF, the member appointed by the Participant shall be entitled to divide the member's vote on the basis specified in a notice given by it to the Secretary of the Committee at or prior to the meeting at which the vote is to be cast, to reflect the Participant's market and transmission interests. In such case the portion of the Participant member's vote reflecting its transmission interest may be cast by the member's alternate.

        A voting member appointed by a group may divide the member's vote on the basis specified in a notice given by it to the Secretary of the Committee at or prior to the meeting at which the vote is to be cast, to reflect the different positions of the members of the group.

7.6 Number of Votes Necessary for Action. The adoption of actions by the Executive Committee shall require affirmative votes by voting members aggregating at least 60% of the number of votes which the voting members in attendance at a meeting at which a quorum is present are entitled to cast. A majority of the voting members at any time shall constitute a quorum.

7.7 Officers. At its annual meeting, the Executive Committee shall elect from its voting members a Chair and a Vice-Chair; it shall also elect a Secretary who need not be a member. These officers shall have the powers and duties usually incident to such offices.

7.8 Meetings. The Executive Committee shall hold its annual meeting in December or January at such time and place as the Chair shall designate and shall hold other meetings in accordance with a schedule adopted by the Executive Committee or at the call of the Chair. Any two members may call a special meeting of the Executive Committee in the event that the Chair shall fail to call such a meeting within three business days following the Chair's receipt from such members of a request specifying the subject matters to be acted upon at the meeting. Any regular or special meeting of the Executive Committee may be conducted by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other.

7.9 Notice of Meetings. Written notice of each meeting of the Executive Committee shall be given to each member of the Committee and each member of the Management Committee not less than three business days prior to the date of the meeting. The notice shall specify the principal subject matter expected to be acted upon at the meeting.

7.10 Notice to Members of Management Committee of Actions by Executive Committee. Prior to the end of the fifth business day following a meeting of the Executive Committee, the Secretary of the Executive Committee shall give written notice to the ISO and each member of the Management Committee of any action taken by the Executive Committee at such meeting.

7.11 Appeal of Actions to Management Committee. The ISO or any Participant may appeal to the Management Committee any action taken by the Executive Committee. Such an appeal shall be taken prior to the end of the tenth business day following the meeting of the Executive Committee to which the appeal relates by giving to the Secretary of the Management Committee a signed and written notice of appeal and by mailing a copy of the notice to the ISO and each member of the Management Committee. Pending action on the appeal by the Management Committee, the giving of a notice of appeal as aforesaid shall suspend the action appealed from.

                                            SECTION 8
                               MARKET RELIABILITY PLANNING COMMITTEE

8.1 Organization. There shall be a Market Reliability Planning Committee which shall have the responsibilities specified in Section 8.11. It may provide from time to time for the creation of one or more Functional Planning Committees to act in particular functional planning areas and to exercise such of the Market Reliability Planning Committee's responsibilities as it may delegate to them.

8.2 Membership. The Market Reliability Planning Committee shall be constituted as follows: following its activation, the ISO shall have the right to appoint a non-voting member of the Committee; each Participant whose Voting Share equals or exceeds 3% of the aggregate Voting Shares of all Participants shall have the right to appoint a voting member of the Committee; the remaining Participants shall be divided into the following five groups, with each having the right to appoint one voting member of the Committee:

               (a) One group consisting of the remaining Participants which are municipally-owned and cooperatively-owned utilities;

               (b) One group consisting of the remaining Participants which are not subject to traditional utility rate regulation and which are engaged in the NEPOOL Control Area principally in the business of owning or operating generation facilities and selling the output of such generation;

               (c) One group consisting of the remaining Participants which are not subject to traditional utility rate regulation and which are engaged in the NEPOOL Control Area principally in a business other than the business of owning or operating generation or PTF facilities and selling the output of such generation;

               (d) One group consisting of the remaining Participants, if any, which (i) own PTF, (ii) are not engaged in electric generation or distribution and do not participate in the wholesale bulk power market, and (iii) are not Related Persons of any other Participant; and

               (e) One group consisting of the remaining Participants which are investor-owned utilities subject to traditional rate regulation or other Entities which do not qualify to be included in any of the other four groups.

        Notwithstanding the foregoing, any such Participant may elect to join a different group than the one to which it would be assigned under the foregoing provisions if this is acceptable to the members of the group it elects to join. In the event any Participant is a Related Person of another Participant which has the individual right to appoint a member of the Committee, the Participant shall be represented in the Committee by the member appointed by the Participant which is its Related Person and shall not be assigned to any of the five groups.

8.3 Term of Members. The member of the Market Reliability Planning Committee appointed by the ISO shall serve until replaced by the ISO. Members of the Market Reliability Planning Committee appointed by a Participant or group of Participants shall serve until replaced by the Participant or Participants which appointed them or until such Participant or Participants cease to be Participants or otherwise lose their right to appoint the member. Appointment or replacement of a member shall be effected by the ISO or a Participant or group of Participants by giving written notice of such appointment or replacement to the Secretary of the Market Reliability Planning Committee.

8.4 Voting. Each voting member of the Market Reliability Planning Committee shall have one vote which may be cast in person by the member or the member's alternate or by another person pursuant to a written proxy dated not more than one year previous to the meeting and delivered to the Secretary of the Market Reliability Planning Committee at or prior to the meeting at which the proxy vote is cast. If a Participant which has the individual right to appoint a voting member of the Market Reliability Planning Committee both participates in the wholesale bulk power market and owns PTF, the member appointed by the Participant shall be entitled to divide the member's vote on the basis specified in a notice given by it to the Secretary of the Committee at or prior to the meeting at which the vote is to be cast, to reflect the Participant's market and transmission interests. In such case the portion of the member's vote reflecting its transmission interest may be cast by the member's alternate.

        The voting member appointed by a group may divide the member's vote on the basis specified in a notice given by it to the Secretary of the Committee at or prior to the meeting at which the vote is to be cast, to reflect the different positions of the members of the group.

        The adoption of actions by the Market Reliability Planning Committee shall require affirmative votes by voting members aggregating at least 60% of the number of votes which the members in attendance at a meeting at which a quorum is present are entitled to cast. A majority of the voting members at any time shall constitute a quorum.

8.5 Alternates. The ISO or a Participant or group of Participants may designate, by a written notice given to the Secretary of the Market Reliability Planning Committee, an alternate for the member of the Market Reliability Planning Committee appointed by the ISO or such Participant or group of Participants. In the absence of the member, the alternate shall have all the powers of the member, including the power to vote.

8.6 Officers. At its annual meeting, the Market Reliability Planning Committee shall elect from its voting members a Chair and a Vice-Chair; it shall also elect a Secretary who need not be a member of the Committee. These officers shall have the powers and duties usually incident to such offices.

8.7 Meetings. The Market Reliability Planning Committee shall hold its annual meeting in December or January at such time and place as the Chair shall designate and shall hold other meetings in accordance with a schedule adopted by the Committee or at the call of the Chair. Any two members may call a special meeting of the Market Reliability Planning Committee in the event that the Chair shall fail to call such a meeting within three business days following the Chair's receipt from such members of a request specifying the subject matters to be considered at the meeting. Any regular or special meeting of the Market Reliability Planning Committee may be conducted by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other.

8.8 Notice of Meetings. Written notice of each meeting of the Market Reliability Planning Committee shall be given to each member not less than five business days prior to the date of the meeting. The principal subject matter expected to be acted upon at a meeting shall be specified in the notice of the meeting whenever the meeting is not held in accordance with the schedule adopted by the Committee.

8.9 Notice to Members of Management Committee. Prior to the end of the fifth business day following a meeting of the Market Reliability Planning Committee, the Secretary of the Market Reliability Planning Committee shall give written notice to the ISO and each member of the Management Committee of any action taken by the Market Reliability Planning Committee at such meeting.

8.10 Appeal of Actions to Management Committee. The ISO or any Participant may appeal to the Management Committee any action taken by the Market Reliability Planning Committee. Such an appeal shall be taken prior to the end of the tenth business day following the meeting of the Market Reliability Planning Committee to which the appeal relates by giving to the Secretary of the Management Committee a signed and written notice of appeal and by mailing a copy of the notice to the ISO and each member of the Management Committee. Pending action on the appeal by the Management Committee, the giving of a notice of appeal as aforesaid shall suspend the action appealed from.

8.11 Responsibilities. The Market Reliability Planning Committee shall be responsible, either directly or through its Functional Planning Committees, and in conjunction with the ISO and the Regional Transmission Planning Committee, as appropriate, for the following:

               (a) providing overall direction to, and coordination of, joint studies of supply and demand-side resources and environmental considerations in order to achieve the objectives of NEPOOL;

               (b) recommending to the Management Committee the NEPOOL Objective Capability for each Power Year;

               (c) periodically reviewing the procedures used to calculate NEPOOL Installed Capability, NEPOOL Objective Capability and NEPOOL Capability Responsibility;

               (d) causing to be prepared periodic short and long term load forecasts for use in NEPOOL studies and operations and to meet requirements of regulatory agencies;

               (e) overseeing communications and liaison between NEPOOL and governmental authorities on power supply, environmental and load forecasting issues;

               (f) coordinating the collection and exchange of necessary system data and future plans for use in NEPOOL planning and to meet requirements of regulatory agencies;

               (g) following appropriate studies, recommending to the Management Committee reliability standards for the bulk power system of NEPOOL; and

               (h) coordinating the review of proposed supply and demand-side resource plans of Participants pursuant to Section
                       18.4 and the submission of recommendations to the Management Committee regarding such proposed plans.

8.12 Functional Planning Committees. The Market Reliability Planning Committee's Functional Planning Committees shall remain subject to policy-level direction and control by the Market Reliability Planning Committee. Functional Planning Committees may participate in joint studies with each other and with other NEPOOL committees or task forces, but shall submit reports and recommendations directly to the Management Committee only pursuant to the request of the Market Reliability Planning Committee.

        The members of each Functional Planning Committee shall be appointed in the same manner as the members of the Market Reliability Planning Committee, and, if requested by the ISO, shall include a non-voting member appointed by the ISO. The Chair, Vice-Chair and Secretary of each Functional Planning Committee shall be appointed in accordance with procedures specified by the Market Reliability Planning
        Committee.

        Except as expressly directed by the Market Reliability Planning Committee, its Functional Planning Committees shall be study, research and deliberative bodies and shall not resolve by vote differences of opinion as to proposed plans or other matters on which they may make reports or recommendations. Functional Planning Committees shall regularly report the results of their work to the Market Reliability Planning Committee, and whenever a Functional Planning Committee is unable to reach a consensus resolution of a policy issue, that issue shall be reported to the Market Reliability Planning Committee. Functional Planning Committee reports shall contain such personal opinions and conclusions as any member may request. Where a vote of a Functional Planning Committee is required for election of officers or other organizational matters, the action shall be effective only upon an affirmative vote of 60% of the voting members present at the meeting.

8.13 Appointment of Task Forces. The Market Reliability Planning Committee and its Functional Planning Committees shall have the authority, within the Market Reliability Planning Committee's budget or with the approval of the Management Committee if beyond its budget, to appoint task forces for particular studies and to name thereto available employees of Participants.

8.14 Consultants, Computer Time and Expenses. The Market Reliability Planning Committee and its Functional Planning Committees shall have the authority, within the Market Reliability Planning Committee's budget or with the approval of the Management Committee if beyond its budget, to retain the services of the ISO, to hire other consultants, to procure computer time and to incur such expenses as may be required to enable the Market Reliability Planning Committee, its Functional Planning Committees and their task forces properly to perform their duties.

8.15 Further Powers and Duties. The Market Reliability Planning Committee shall have such further powers and duties as may be prescribed by the Management Committee or as set forth in this Agreement.

8.16 Reports to Management Committee. The Market Reliability Planning Committee shall report to the Management Committee periodically the results of its work and such reports shall contain such alternative programs as the Market Reliability Planning Committee may consider appropriate. Market Reliability Planning Committee reports shall also contain such minority opinions and conclusions as any member shall request.

8.17 Joint Meetings With Regional Transmission Planning Committee. The Market Reliability Planning Committee is authorized and encouraged to hold its meetings, and to conduct studies and exercise its responsibilities, jointly with the Regional Transmission Planning Committee to the extent appropriate.

                                             SECTION 9
                             REGIONAL TRANSMISSION PLANNING COMMITTEE

9.1 Organization. There shall be a Regional Transmission Planning Committee which shall have the responsibilities specified in Section
        9.11. It may provide from time to time for the creation of one or more Functional Planning Committees to act in particular functional transmission planning areas and to exercise such of the Regional Transmission Planning Committee's responsibilities as it may delegate to them.

9.2 Membership. The Regional Transmission Planning Committee shall be constituted as follows: following its activation, the ISO shall have the right to appoint a non-voting member of the Committee; each Participant whose Voting Share equals or exceeds 3% of the aggregate Voting Shares of all Participants shall have the right to appoint a voting member of the Committee; the remaining Participants whose Voting Shares are less than 3% of the aggregate Voting Shares of all Participants shall be divided into the following five groups, with each having the right to appoint one voting member of the Committee:

               (a) One group consisting of the remaining Participants which are municipally-owned and cooperatively-owned utilities;

               (b) One group consisting of the remaining Participants which are not subject to traditional utility rate regulation and which are engaged in the NEPOOL Control Area principally in the business of owning or operating generation facilities and selling the output of such generation;

               (c) One group consisting of the remaining Participants which are not subject to traditional utility rate regulation and which are engaged in the NEPOOL Control Area principally in a business other than the business of owning or operating generation or PTF facilities and selling the output of such generation;

               (d) One group consisting of the remaining Participants, if any, which (i) own PTF, (ii) are not engaged in electric generation or distribution and do not participate in the wholesale bulk power market, and (iii) are not Related Persons of any other Participant; and

               (e) One group consisting of the remaining Participants which are investor-owned utilities subject to traditional utility rate regulation or other Entities which do not qualify to be included in any of the other four groups.

        Notwithstanding the foregoing, any such Participant may elect to join a different group than the one to which it would be assigned under the foregoing provisions if this is acceptable to the members of the group it elects to join. In the event any Participant is a Related Person of another Participant which has the individual right to appoint a member of the Committee on the basis of its individual Voting Share, the Participant shall be represented in the Committee by the member appointed by the Participant which is its Related Person and shall not be assigned to any of the five groups.

9.3 Term of Members. The member of the Regional Transmission Planning Committee appointed by the ISO shall serve until replaced by the ISO. Members of the Regional Transmission Planning Committee shall serve until replaced by the Participant or Participants which appointed them or until such Participant or Participants shall lose their status as Participants or otherwise lose their right to appoint the member. Appointment or replacement of a member shall be effected by the ISO or a Participant or group of Participants by giving written notice of such appointment or replacement to the Secretary of the Regional Transmission Planning Committee.

9.4 Voting. Each voting member of the Regional Transmission Planning Committee shall have one vote which may be cast in person by the member or his alternate or by another person pursuant to a written proxy dated not more than one year previous to the meeting and delivered to the Secretary of the Regional Transmission Planning Committee at or prior to the meeting at which the proxy vote is cast. If a Participant which has the individual right to appoint a member of the Regional Transmission Planning Committee both participates in the wholesale bulk power market and owns PTF, the member appointed by the Participant shall be entitled to divide the member's vote on the basis specified in a notice given to the Secretary of the Committee at or prior to the meeting at which the vote is to be cast, to reflect the Participant's market and transmission interests. In such case the portion of the member's vote reflecting its transmission interest may be cast by the member's alternate.

        The voting member appointed by a group may divide the member's vote on the basis specified in a notice given to the Secretary of the Committee at or prior to the meeting at which the vote is to be cast, to reflect the different positions of the members of the group.

        The adoption of actions by the Regional Transmission Planning Committee shall require affirmative votes by voting members aggregating at least 60% of the number of votes which the members in attendance at a meeting at which a quorum is present are entitled to cast. A majority of the voting members at any time shall constitute a quorum.

9.5 Alternates. The ISO, or a Participant or group of Participants may designate, by a written notice given to the Secretary of the Regional Transmission Planning Committee, an alternate for any member of the Regional Transmission Planning Committee appointed by the ISO or such Participant or group of Participants. In the absence of the member, the alternate shall have all the powers of the member, including the power to vote.

9.6 Officers. At its annual meeting, the Regional Transmission Planning Committee shall elect from its voting members a Chair and a Vice-Chair; it shall also elect a Secretary who need not be a member of the Committee. These officers shall have the powers and duties usually incident to such offices.

9.7 Meetings. The Regional Transmission Planning Committee shall hold its annual meeting in December or January at such time and place as the Chair shall designate and shall hold other meetings in accordance with a schedule adopted by the Committee or at the call of the Chair. Any two members may call a special meeting of the Regional Transmission Planning Committee in the event that the Chair shall fail to call such a meeting within three business days following the Chair's receipt from such members of a request specifying the subject matters to be considered at the meeting. Any regular or special meeting of the Regional Transmission Planning Committee may be conducted by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other.

9.8 Notice of Meetings. Written notice of each meeting of the Regional Transmission Planning Committee shall be given to each member not less than five business days prior to the date of the meeting. The principal subject matter expected to be acted upon at a meeting shall be specified in the notice of the meeting whenever the meeting is not held in accordance with the schedule adopted by the Committee.

9.9 Notice to Members of Management Committee. Prior to the end of the fifth business day following a meeting of the Regional Transmission Planning Committee, the Secretary of the Regional Transmission Planning Committee shall give written notice to the ISO and each member of the Management Committee of any action taken by the Regional Transmission Planning Committee at such meeting.

9.10 Appeal of Actions to Management Committee. The ISO or any Participant may appeal to the Management Committee any action taken by the Regional Transmission Planning Committee. Such an appeal shall be taken prior to the end of the tenth business day following the meeting of the Regional Transmission Planning Committee to which the appeal relates by giving to the Secretary of the Management Committee a signed and written notice of appeal and by mailing a copy of the notice to the ISO and each member of the Management Committee. Pending action on the appeal by the Management Committee, the delivery of a notice of appeal as aforesaid shall suspend the action appealed from.

9.11 Responsibilities. The Regional Transmission Planning Committee shall be responsible, either directly or through Functional Planning Committees, and in conjunction with the ISO and the Market Reliability Planning Committee, as appropriate, for the following:

               (a) providing overall direction to, and coordination of, joint studies of transmission facilities and the development of a regional transmission plan in order to achieve the objectives of NEPOOL;

               (b) overseeing communications and liaison between NEPOOL and governmental authorities on transmission issues;

               (c) coordinating the collection and exchange of necessary system data and future plans for use in NEPOOL planning and to meet requirements of regulatory agencies;

               (d) following appropriate studies, recommending to the Management Committee proposed reliability standards for the bulk power system of NEPOOL;

               (e) coordinating the review of proposed transmission plans of Participants pursuant to Section 18.4 and the submission of recommendations to the Management Committee regarding such proposed plans; and

               (f) to the extent appropriate, establishing criteria, guidelines and methodologies to assure consistency in monitoring and assessing conformance of Participant and regional transmission plans to accepted reliability criteria.

9.12 Functional Planning Committees. The Regional Transmission Planning Committee's Functional Planning Committees shall remain subject to policy-level direction and control by the Regional Transmission Planning Committee. Functional Planning Committees may participate in joint studies with each other and with other NEPOOL committees or task forces, but shall submit reports and recommendations directly to the Management Committee only pursuant to the request of the Regional Transmission Planning Committee.

        The members of each Functional Planning Committee shall be appointed in the same manner as the members of the Regional Transmission Planning Committee, and, if requested by the ISO, shall include a non-voting member appointed by the ISO. The Chair, Vice-Chair and Secretary of each Functional Planning Committee shall be appointed in accordance with procedures specified by the Regional Transmission Planning Committee.

        Except as expressly directed by the Regional Transmission Planning Committee, its Functional Planning Committees shall be study, research and deliberative bodies and shall not resolve by vote differences of opinion as to proposed plans or other matters on which they may make reports or recommendations. Functional Planning Committees shall regularly report the results of their work to the Regional Transmission Planning Committee, and whenever a Functional Planning Committee is unable to reach a consensus resolution of a policy issue, that issue shall be reported to the Regional Transmission Planning Committee. Functional Planning Committee reports shall contain such personal opinions and conclusions as any member may request. Where a vote of a Functional Planning Committee is required for election of officers or other organizational matters, the action shall be effective only upon an affirmative vote of 60% of the voting members present at a meeting.

9.13 Appointment of Task Forces. The Regional Transmission Planning Committee and its Functional Planning Committees shall have the authority, within the Regional Transmission Planning Committee's budget or with the approval of the Management Committee if beyond its budget, to appoint task forces for particular studies and to name thereto available employees of Participants.

9.14 Consultants, Computer Time and Expenses. The Regional Transmission Planning Committee and its Functional Planning Committees shall have the authority, within the Regional Transmission Planning Committee's budget or with the approval of the Management Committee if beyond its budget, to retain the services of the ISO, to hire other consultants, to procure computer time and to incur such expenses as may be required to enable the Regional Transmission Planning Committee, its Functional Planning Committees and their task forces properly to perform their duties.

9.15 Further Powers and Duties. The Regional Transmission Planning Committee shall have such further powers and duties as may be prescribed by the Management Committee or as set forth in this Agreement.

9.16 Reports to Management Committee. The Regional Transmission Planning Committee shall report to the Management Committee periodically the results of its work and such reports shall contain such alternative programs as the Regional Transmission Planning Committee may consider appropriate. Regional Transmission Planning Committee reports shall also contain such minority opinions and conclusions as any member shall request.

9.17 Joint Meetings With Market Reliability Planning Committee. The Regional Transmission Planning Committee is authorized and encouraged to hold its meetings, and to conduct studies and exercise its responsibilities, jointly with the Market Reliability Planning Committee to the extent appropriate.

                                    SECTION 10
                       REGIONAL MARKET OPERATIONS COMMITTEE

10.1 Organization. There shall be a Regional Market Operations Committee which shall be responsible for establishing or approving market operation rules and for monitoring the operation of NEPOOL supply and demand-side resources and the wholesale bulk power market.

10.2 Membership. The Regional Market Operations Committee shall be constituted as follows: following its activation, the ISO shall have the right to appoint a non-voting member of the Committee; each Participant whose Voting Share equals or exceeds 3% of the aggregate Voting Shares of all Participants shall have the right to appoint one voting member and each Participant whose Voting Share equals or exceeds 15% of the aggregate Voting Shares of all Participants shall have the right, so long as such condition continues, to appoint one additional voting member, provided that the aggregate number of members which a Participant and its Related Persons shall have the right to appoint shall be limited to two members; the remaining Participants shall be divided into the following five groups, with each having the right to appoint one voting member of the Regional Market Operations Committee:

               (a) One group consisting of the remaining Participants which are municipally-owned and cooperatively-owned traditional utilities;

               (b) One group consisting of the remaining Participants which are not subject to traditional utility rate regulation and which are engaged in the NEPOOL Control Area principally in the business of owning or operating generation facilities and selling the output of such generation;

               (c) One group consisting of the remaining Participants which are not subject to traditional utility rate regulation and which are engaged in the NEPOOL Control Area principally in a business other than the business of owning or operating generation or PTF facilities and selling the output of such generation;

               (d) One group consisting of the remaining Participants, if any, which (i) own PTF, (ii) are not engaged in electric generation or distribution and do not participate in the wholesale bulk power market, and (iii) are not Related Persons of any other Participant; and

               (e) One group consisting of the remaining Participants which are investor-owned utilities subject to traditional utility rate regulation or other Entities which do not qualify to be included in any of the other four groups.

        Notwithstanding the foregoing, any such Participant may elect to join a different group than the one to which it would be assigned under the foregoing provisions if this is acceptable to the members of the group it elects to join. In the event any such Participant is a Related Person of another Participant which has the individual right to appoint one or two members of the Committee, the Participant shall be represented in the Committee by the member or members appointed by the Participant which is its Related Person and shall not be assigned to any of the five groups.

10.3 Terms of Members. The member of the Regional Market Operations Committee appointed by the ISO shall serve until replaced by the ISO. Members of the Regional Market Operations Committee shall serve until replaced by the Participant or Participants which appointed them or until such Participant or Participants shall lose their status as Participants or otherwise lose the right to appoint the member. Appointment or replacement of a member shall be effected by the ISO or a Participant or group of Participants giving written notice of such appointment or replacement to the Secretary of the Regional Market Operations Committee.

10.4 Voting. Each voting member of the Regional Market Operations Committee shall have one vote, which may be cast in person by the member or his alternate or by another person pursuant to a written proxy dated not more than one year previous to the meeting and delivered to the Secretary of the Regional Market Operations Committee at or prior to the meeting at which the proxy vote is cast. If a Participant which has the individual right to appoint a member or members of the Regional Market Operations Committee both participates in the wholesale bulk power market and owns PTF, the member or members appointed by the Participant shall each be entitled to divide its vote on the basis specified in a notice given by it to the Secretary of the Committee at or prior to the meeting at which the vote is to be cast, to reflect the Participant's market and transmission interests. In such case the portion of a member's vote reflecting its transmission interest may be cast by the member's alternate.

        The voting member appointed by a group may divide the member's vote on the basis specified in a notice given by it to the Secretary of the Committee at or prior to the meeting at which the vote is to be cast, to reflect the different positions of the members of the group.

        The adoption of actions by the Regional Market Operations Committee shall require affirmative votes by voting members aggregating at least 60% of the number of votes which the members in attendance at a meeting at which a quorum is present are entitled to cast. A majority of the voting members at any time shall constitute a quorum.

10.5 Alternates. The ISO or a Participant or group of Participants may designate, by a written notice delivered to the Secretary of the Regional Market Operations Committee, an alternate for any member of the Regional Market Operations Committee appointed by the ISO or such Participant or group of Participants. In the absence of the member, the alternate shall have all of the powers of the member, including the power to vote.

10.6 Officers. At its annual meeting, the Regional Market Operations Committee shall elect from its voting members a Chair and a Vice-Chair; it shall also elect a Secretary who need not be a member. These officers shall have the powers and duties usually incident to such offices.

10.7 Meetings. The Regional Market Operations Committee shall hold its annual meeting in December or January at such time and place as the Chair shall designate and shall hold other meetings in accordance with a schedule adopted by the Regional Market Operations Committee or at the call of the Chair. Any two members may call a special meeting of the Regional Market Operations Committee in the event that the Chair shall fail to call such a meeting within three business days following the Chair's receipt from such members of a request specifying the subject matters to be acted upon at the meeting. In the event of emergency, any member may call a special meeting of the Regional Market Operations Committee to be held forthwith. Any annual, special or other meeting of the Regional Market Operations Committee may be conducted by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other.

10.8 Notice of Meetings. Written notice of each meeting of the Regional Market Operations Committee shall be given to each member not less than three business days prior to the date of the meeting. The notice shall normally specify the principal subject matters expected to be acted upon; provided, however, that no written notice shall be required for a meeting called in the event of an emergency, although the Secretary or the member calling the meeting shall use his or her best efforts to notify every member of the meeting.

10.9 Notice to Members of Management Committee. Prior to the end of the fifth business day following a meeting of the Regional Market Operations Committee, the Secretary of the Regional Market Operations Committee shall give written notice to the ISO and each member of the Management Committee of any action taken by the Regional Market Operations Committee at such meeting.

10.10 Appeal of Actions to Management Committee. The ISO or any Participant may appeal to the Management Committee any action taken by the Regional Market Operations Committee. Such an appeal shall be taken prior to the end of the tenth business day following the meeting of the Regional Market Operations Committee to which the appeal relates by giving to the Secretary of the Management Committee a signed and written notice of appeal and by mailing a copy of the notice to the ISO and each member of the Management Committee. Pending action on the appeal by the Management Committee, the filing of a notice of appeal as aforesaid shall suspend the action appealed from.

10.11 Appointment of Task Forces. The Regional Market Operations Committee shall have the authority, within its budget or with the approval of the Management Committee if beyond its budget, to appoint task forces for particular studies and may name thereto available employees of Participants.

10.12 Consultants, Computer Time and Expenses. The Regional Market Operations Committee shall have the authority, within its budget or with the approval of the Management Committee if beyond its budget, to retain the services of the ISO, to hire consultants, to procure computer time, and to incur such expenses as may be required to enable the Regional Market Operations Committee and its task forces properly to perform their duties.

10.13 Responsibilities. The Regional Market Operations Committee, in conjunction with the ISO and the Regional Transmission Operations Committee, as appropriate, shall be responsible for the following:

               (a) until the ISO is activated, supervising the scheduling and coordination of the day-to-day operations of the Participants' supply and demand-side resources and transmission facilities and their arrangements with Non-Participants;

               (b) making or causing to be made, from time to time, necessary studies and establishing or approving dispatching procedures based thereon to assure the reliable operation and facilitate the efficient operation of the NEPOOL Control Area bulk power supply;

               (c) performing the following: (i) coordinating studies of, and providing information to Participants on, maintenance schedules for the supply and demand-side resources and transmission facilities of the Participants, (ii) until the ISO is activated, establishing or approving maintenance schedules for the supply and demand-side resources and transmission facilities of the Participants and, to the extent necessary, standards for durations for maintenance of the supply and demand-side resources of the Participants, and (iii) adopting and implementing uniform rules or procedures, until the Second Effective Date, for determining when a generating unit's outages for maintenance shall be approved for Scheduled Outage Service and for determining whether the applicable Capability for a unit to be used in determining the amount of a Participant's Scheduled Outage Service shall be the unit's Reserve Capability or its Temporary Reserve Capability;

               (d) until the ISO is activated, supervising the maintenance and operation of the NEPOOL control center;

               (e) to the extent appropriate to assure the reliable operation of the bulk power supply of NEPOOL establishing or approving reasonable standards, criteria and rules relating to protective equipment, switching, voltage control, load shedding, emergency and restoration procedures, and the operation and maintenance of supply and demand-side resources and transmission facilities of the Participants;

               (f) determining the seasonal capabilities of each electric generating unit or combination of units in which a Participant has an Entitlement in a uniform manner applying generally accepted engineering principles;

               (g) determining as appropriate from time to time the current Annual Peak, Adjusted Annual Peak, Monthly Peak, Adjusted Monthly Peak, Installed Capability Responsibility, Operable Capability Requirements, and obligations for Energy, Operating Reserve and AGC, of each Participant;

               (h) until the Second Effective Date, determining the Incremental Costs and Decremental Costs for each generating unit in which a Participant has an Entitlement under the varying circumstances affecting such costs;

               (i) establishing or approving market operation rules governing the submission of Bid Prices and the determination of prices for Installed Capability, Operable Capability, Energy, each category of Operating Reserve and AGC, and establishing or approving appropriate billing procedures for transactions pursuant to this Agreement; and

               (j) calculating and equitably apportioning losses incurred in connection with Interchange Transactions.

10.14 Further Powers and Duties. The Regional Market Operations Committee shall have such further powers and duties as may be prescribed by the Management Committee or as set forth in this Agreement.

10.15 Development of Rules Relating to Non-Participant Supply and Demand-side Resources. It is recognized that arrangements between Participants and Non-Participants with respect to the Non-Participants' supply and demand-side resources may create special problems in the application of Sections 12 and 14. Accordingly, the Regional Market Operations Committee shall analyze such special problems and develop appropriate rules for reflecting such facilities in the Installed or Operable System Capability of a Participant which enters into such an arrangement and for the treatment of such arrangements for Energy, Operating Reserve and AGC purposes. Upon approval by the Regional Market Operations Committee, such rules shall supersede the provisions of Sections 12 and 14 (and the related definitions in Section 1) to the extent of any conflict therewith.

10.16 Joint Meetings with Regional Transmission Operations Committee. The Regional Market Operations Committee is authorized and encouraged to hold its meetings, and to conduct studies and exercise its responsibilities, jointly with the Regional Transmission Operations Committee to the extent appropriate.

                                    SECTION 11
                    REGIONAL TRANSMISSION OPERATIONS COMMITTEE

11.1 Organization. There shall be a Regional Transmission Operations Committee which shall be responsible for monitoring the operation of NEPOOL transmission and the administration of the Tariff.

11.2 Membership. The Regional Transmission Operations Committee shall be constituted as follows: following its activation, the ISO shall have the right to appoint a non-voting member of the Committee; each Participant whose Voting Share equals or exceeds 3% of the aggregate Voting Shares of all Participants shall have the right to appoint one voting member of the Committee; the remaining Participants whose Voting Shares are less than 3% of the aggregate Voting Shares of all Participants shall be divided into the following five groups, with each having the right to appoint one voting member of the Committee:

               (a) One group consisting of the remaining Participants which are municipally-owned and cooperatively-owned traditional utilities;

               (b) One group consisting of the remaining Participants which are not subject to traditional utility rate regulation and which are engaged in the NEPOOL Control Area principally in the business of owning or operating generation facilities and selling the output of such generation;

               (c) One group consisting of the remaining Participants which are not subject to traditional utility rate regulation and which are engaged in the NEPOOL Control Area principally in a business other than the business of owning or operating PTF or generation facilities and selling the output of such generation;

               (d) One group consisting of the remaining Participants, if any, which (i) own PTF, (ii) are not engaged in electric generation or distribution and do not participate in the wholesale bulk power market, and (iii) are not Related Persons of any other Participant; and

               (e) One group consisting of the remaining Participants which are investor-owned utilities subject to traditional utility rate regulation or other Entities which do not qualify to be included in any of the other four groups.

        Notwithstanding the foregoing, any such Participant may elect to join a different group than the one to which it would be assigned under the foregoing provisions if this is acceptable to the members of the group it elects to join. In the event any such Participant is a Related Person of another Participant which has the individual right to appoint a member of the Committee, the Participant shall be represented in the Committee by the member appointed by the Participant which is its Related Person and shall not be assigned to any of the five groups.

11.3 Terms of Members. The member of the Regional Transmission Operations Committee appointed by the ISO shall serve until replaced by the ISO. Members of the Regional Transmission Operations Committee shall serve until replaced by the Participant or Participants which appointed them or until such Participant or Participants cease to be Participants. Appointment or replacement of a member shall be effected by the ISO or a Participant or group of Participants by giving written notice of such appointment or replacement to the Secretary of the Regional Transmission Operations Committee.

11.4 Voting. Each voting member of the Regional Transmission Operations Committee shall have one vote, which may be cast in person by the member or his alternate or by another person pursuant to a written proxy dated not more than one year previous to the meeting and delivered to the Secretary of the Regional Transmission Operations Committee at or prior to the meeting at which the proxy vote is cast. If a Participant which has the individual right to appoint a member of the Regional Transmission Operations Committee both participates in the wholesale bulk power market and owns PTF, the member appointed by the Participant shall be entitled to divide the member's vote on the basis specified in a notice given by it to the Secretary of the Committee at or prior to the meeting at which the vote is to be cast, to reflect its market and transmission interests. In such case the portion of the member's vote reflecting its transmission interest may be cast by the member's alternate.

        The voting member appointed by a group may divide the member's vote on the basis specified in a notice given by it to the Secretary of the Committee at or prior to the meeting at which the vote is to be cast, to reflect the different positions of the members of the group.

        The adoption of actions by the Regional Transmission Operations Committee shall require affirmative votes of voting members aggregating at least 60% of the number of votes which the members in attendance at a meeting at which a quorum is present are entitled to cast. A majority of the voting members at any time shall constitute a quorum.

11.5 Alternates. The ISO or a Participant or group of Participants may designate, by a written notice delivered to the Secretary of the Regional Transmission Operations Committee, an alternate for any member of the Regional Transmission Operations Committee appointed by the ISO or such Participant or group of Participants. In the absence of the member, the alternate shall have all of the powers of the member, including the power to vote.

11.6 Officers. At its annual meeting, the Regional Transmission Operations Committee shall elect from its voting members a Chair and a Vice-Chair; it shall also elect a Secretary who need not be a member. These officers shall have the powers and duties usually incident to such offices.

11.7 Meetings. The Regional Transmission Operations Committee shall hold its annual meeting in December or January at such time and place as the Chair shall designate and shall hold other meetings in accordance with a schedule adopted by the Regional Transmission Operations Committee or at the call of the Chair. Any two members may call a special meeting of the Regional Transmission Operations Committee in the event that the Chair shall fail to call such a meeting within three business days following the Chair's receipt from such members of a request specifying the subject matters to be acted upon at the meeting. In the event of emergency, any member may call a special meeting of the Regional Transmission Operations Committee to be held forthwith. Any annual, special or other meeting of the Regional Transmission Operations Committee may be conducted by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other.

11.8 Notice of Meetings. Written notice of each meeting of the Regional Transmission Operations Committee shall be given to each member not less than three business days prior to the date of the meeting. The notice shall normally specify the principal subject matters expected to be acted upon; provided, however, that no written notice shall be required for a meeting called in the event of an emergency, although the Secretary or the member calling the meeting shall use his or her best efforts to notify every member of the meeting.

11.9 Notice to Members of Management Committee. Prior to the end of the fifth business day following a meeting of the Regional Transmission Operations Committee, the Secretary of the Regional Transmission Operations Committee shall give written notice to the ISO and each member of the Management Committee of any action taken by the Regional Transmission Operations Committee at such meeting.

11.10 Appeal of Actions to Management Committee. The ISO or any Participant may appeal to the Management Committee any action taken by the Regional Transmission Operations Committee. Such an appeal shall be taken prior to the end of the tenth business day following the meeting of the Regional Transmission Operations Committee to which the appeal relates by giving to the Secretary of the Management Committee a signed and written notice of appeal and by mailing a copy of the notice to the ISO and each member of the Management Committee. Pending action on the appeal by the Management Committee, the filing of a notice of appeal as aforesaid shall suspend the action appealed from.

11.11 Appointment of Task Forces. The Regional Transmission Operations Committee shall have the authority, within its budget or with the approval of the Management Committee if beyond its budget, to appoint task forces for particular studies and may name thereto available employees of Participants.

11.12 Consultants, Computer Time and Expenses. The Regional Transmission Operations Committee shall have the authority, within its budget or with the approval of the Management Committee if beyond its budget, to retain the services of the ISO, to hire consultants, to procure computer time, and to incur such expenses as may be required to enable the Regional Transmission Operations Committee and its task forces properly to perform their duties.

11.13 Responsibilities. The Regional Transmission Operations Committee, in conjunction with the ISO and the Regional Market Operations Committee, as appropriate, shall be responsible for the following:

               (a) until the ISO is activated, overseeing the scheduling and coordination of the day-to-day operations of the Participants' supply and demand-side resources and transmission facilities;

               (b) making or causing to be made, from time to time, necessary studies and establishing or approving procedures based thereon to assure the reliable operation and facilitate the efficient operation of the NEPOOL Control Area bulk power supply;

               (c) coordinating studies of, and providing information to Participants on, maintenance schedules for the supply and demand-side resources and transmission facilities of the Participants; and, until the ISO is activated, establishing or approving procedures for scheduling the maintenance of the supply and demand-side resources and transmission facilities of the Participants;

               (d) to the extent appropriate to assure the reliable operation of the bulk power supply of the NEPOOL Control Area, establishing or approving reasonable standards, criteria and rules relating to protective equipment, switching, voltage control, load shedding, emergency and restoration procedures, and the operation and maintenance of supply and demand-side resources and transmission facilities of the Participants;

               (e) establishing or approving appropriate billing procedures for transmission service pursuant to this Agreement and the Tariff; and

               (f) until the ISO is activated, establishing procedures for, and thereafter monitoring, the administration of the Tariff and the reservation of transmission capacity pursuant to the Tariff.

11.14 Further Powers and Duties. The Regional Transmission Operations Committee shall have such further powers and duties as may be prescribed by the Management Committee or as set forth in this Agreement.

11.15 Joint Meetings with Regional Market Operations Committee. The Regional Transmission Operations Committee is authorized and encouraged to hold its meetings, and to conduct studies and exercise its responsibilities, jointly with the Regional Market Operations Committee to the extent appropriate.

                                    PART THREE
                                MARKET PROVISIONS

                                    SECTION 12
                   INSTALLED CAPABILITY AND OPERABLE CAPABILITY
                             OBLIGATIONS AND PAYMENTS

12.1    Obligations to Provide Installed Capability and Operable Capability.

        (a) Each Participant shall have Installed System Capability during each hour of each month at least sufficient to satisfy its Installed Capability Responsibility for the month.

        (b) Each Participant shall have Operable System Capability in each hour at least sufficient to satisfy its Operable Capability Requirement for such hour.

12.2    Computation of Installed Capability Responsibilities.

        (a)    (1)     At the conclusion of each month, the Regional Market
                       Operations Committee shall determine each Participant's tentative Installed Capability Responsibility in
                       Kilowatts for such month in accordance with the following formula:

                              X   =   (P(A-N)+N{p})(1+T) + OTA

                       As used in this Section 12.2(a)(1), the symbols used in the formula and the additional symbols defined below have the following meanings:

                       X is the Participant's tentative Installed Capability Responsibility for the month.

                       P is the value of the Participant's fraction for the month as determined in accordance with the following formula:

                              P  =   F{p}/F, wherein:

                              F{p}   is the Participant's Adjusted Monthly
                                     Peak for the month.

                              F      is the aggregate for the month of the
                                     Adjusted Monthly Peaks for all
                                     Participants.

                       A is the NEPOOL Objective Capability in megawatts for the month as fixed by the Management Committee pursuant to Section 6.14(e).

                       N is the aggregate of the New Unit Adjustments for all Participants for the month as determined by the Regional Market Operations Committee in accordance with Section 12.2(a)(2).

                       N{p} is the aggregate of the Participant's New Unit Adjustments for the month, as determined by the Regional Market Operations Committee, and is equal to the aggregate of the Participant's adjustments for each New Unit (as defined in Section 12.2(a)) included in its Installed System Capability during the hour of the coincident peak load of the Participants for the month. The Participant's adjustment for each New Unit may be positive or negative and shall be the product of (i) the Participant's Installed Capability Entitlement in the New Unit during the hour of the coincident peak load of the Participants for the month, times
                              (ii) the New Unit Adjustment Factor applicable to the New Unit as determined in accordance with
                              Section 12.2(a)(2).

                       OTA is the Participant's Outside Transaction Adjustment for the month for all interfaces as determined in accordance with Section 12.2(a)(3).

                       T is the Participant's Unit Availability Adjustment Factor for the month. T may be positive or negative and shall be determined in accordance with the following formula:

                              T = (I-H) x J x R, wherein:
                                           100

                       I for the Participant for the month is the percentage which represents the weighted average (using the Installed Capability of each Entitlement for such month for the weighting) of the Four Year Installed Capability Target Availability Rates of the Installed Capability Entitlements which are included in the Participant's Installed System Capability during the hour of the coincident peak load of the Participants for the month. The Four Year Target Availability Rate for an Installed Capability Entitlement for any month is the average of the monthly Target Availability Rates for the forty-eight months which comprise the period of four consecutive calendar years ending within the Power Year which includes such month, as determined on the basis of the Target Availability Rates for each of the forty-eight months, and as applied on a basis which is consistent with the fuel or maturity status of the unit for each of the forty-eight months. The Target Availability Rates shall be those utilized by the Management Committee in its most recent determination of NEPOOL Objective Capability pursuant to Section 6.14(e).

                       H for the Participant for the month is the percentage which represents the weighted average (using the Installed Capability of each Installed Capability Entitlement for such month for the weighting) of the Four Year Actual Availability Rates of the Installed Capability Entitlements which are included in the Participant's Installed System Capability during the hour of the coincident peak load of the Participants for the month. The Four Year Actual Availability Rate for an Installed Capability Entitlement for any month is the percentage which represents the average of the amounts determined for H{1} for the four applicable Twelve-Month Measurement Periods within the forty-eight months which comprise the period of four consecutive calendar years ending within the Power Year which includes such month. A Twelve-Month Measurement Period is a period of twelve sequential months. For purposes of this sequence, the first month in the four years and the immediately succeeding months shall be considered to follow the forty-eighth month in the four-year period. The four applicable Twelve-Month Measurement Periods to be used in the determination of H{1} for an Installed Capability Entitlement shall be the four sequential Twelve-Month Measurement Periods out of the twelve possible combinations which yield the highest H{1}.

                  H{1} for an Installed Capability Entitlement in a unit or combination of units for a Twelve-Month Measurement Period is its Actual Availability Rate. The Actual Availability Rate of an Installed Capability Entitlement for a Twelve-Month Measurement Period is a percentage and shall be the greater of:

                              (i)      the percentage of (a) the amount of
                                       generation which could have been received with respect to the Installed Capability Entitlement if the unit or combination of units had been fully available at its full Installed Capability throughout the Twelve-Month Measurement Priod, which is represented by (b) the amount of generation which was actually available during such period, or

                              (ii) the average Target Availability Rate expressed as a percentage for the Installed Capability Entitlement for the Twelve-Month Measurement Period less twenty percentage points. The average Target Availability Rate of an Installed Capability Entitlement for a Twelve-Month Measurement Period is a percentage and is the average of the monthly Target Availability Rates for the months which comprise the Twelve-Month Measurement Period, as determined on the basis of the Target Availability Rates for each of the twelve months, and as applied on a basis which is consistent with the fuel or maturity status of the unit for each month in the Twelve- Month Measurement Period. The Target Availability Rates shall be those utilized by the Management Committee in its most recent determination of NEPOOL Objective Capability pursuant to Section 6.14(e).

                       J for the month is the estimated percentage point change in NEPOOL Objective Capability which would be required as a result of a one percentage point change in the weighted average equivalent availability rate of the generating units in which the Participants have Installed Capability Entitlements. The value for J shall be adopted by the Management Committee each time it fixes NEPOOL Objective Capability pursuant to Section 6.14(e).

                       R for the month is the phase-out factor for the month, which shall be as follows:

                              R=0.75 for the Power Year beginning November 1, 1997.

                              R=0.50 for the Power Year beginning November 1, 1998.

                              R=0.25 for the Power Year beginning November 1, 1999.

                              R=0 for the Power Year beginning November 1, 2000 and all subsequent Power Years.

               (2) A New Unit Adjustment Factor for a New Unit shall be determined to assign the effects of the New Unit on NEPOOL Objective Capability to those Participants with Entitlements in the New Unit. (As used in this Section, "New Unit" has the meaning specified for that term in Section 15.27A of the Prior NEPOOL Agreement.) The New Unit Adjustment Factor for each New Unit for each month shall be determined by the Regional Market Operations Committee in accordance with the following formula:

                       n = R(K{1}(c-C) + K{2}(f-F) + K{3}(m-M) + K{4}(d-D) +
                           K{5}(f-F)c{2})

                       As used in this Section 12.2(a)(2), the symbols used in the formula have the following meanings:

                       R is the phase out factor as defined in Section 12.2(a)(1) above.

                       n is the New Unit Adjustment Factor, expressed as a fraction, for the month for a New Unit.

                       c      is the Winter Capability of the New Unit.

                       C is the Winter Capability of the Proxy Unit, which shall be the number of Kilowatts, as determined by the Management Committee, which would result in the NEPOOL Objective Capability being approximately the same if the generating units in which the Participants have Installed Capability Entitlements were all units possessing Proxy Unit characteristics.

                       f is the equivalent forced outage rate of the New Unit, expressed as a fraction of a year, utilized in the determination by the Management Committee of NEPOOL Objective Capability for the month.

                       F is the equivalent forced outage rate of the Proxy Unit. F, a fraction, shall be the weighted average equivalent forced outage rate (using the Winter Capability of each generating unit for such weighting) of the generating units in which the Participants have Installed Capability Entitlements, adjusted to compensate for the rounding of the annual maintenance outage requirement of the Proxy Unit.

                       m is the four-year average annual maintenance outage requirement of the New Unit, expressed as a fraction of a year. The data used to determine m shall include the annual maintenance outage requirements for the current Power Year and the next three Power Years, as utilized for the New Unit in the most recent determination by the Management Committee of NEPOOL Objective Capability pursuant to Section 6.14(e).

                       M is the annual maintenance outage requirement of the Proxy Unit. M shall be a fraction, the numerator of which shall be the number of weeks (rounded to the nearest full number) that most closely approximates the weighted four-year average annual maintenance outage requirement (using the Winter Capability of each generating unit for such weighting) for the generating units in which the Participants have Installed Capability Entitlements, and the denominator of which shall be 52 weeks.

                       d is the summer derating of the New Unit, expressed as a fraction of the Winter Capability of the New Unit.

                       D is the summer derating of the Proxy Unit. D shall be a fraction and shall be equal to the weighted average fractional summer derating (using the Winter Capability of each generating unit for such weighting) of the generating units in which the Participants have Installed Capability Entitlements.

                       K{1}, K{2}, K{3}, K{4}, and K{5}

                              are conversion coefficients for each of the Summer and Winter Periods, determined by regression analysis such that the product for the Installed Capability of a New Unit times its New Unit Adjustment Factor approximates the effect on NEPOOL Objective Capability of the New Unit.

                       Proxy Unit characteristics and conversion coefficients contained in the formula shall be adopted by the Management Committee and reviewed every five years (or more frequently if the Management Committee determines that exceptional circumstances require an earlier review) and revised as necessary.

                       If a New Unit has unique characteristics affecting NEPOOL Objective Capability which are not adequately reflected in the New Unit Adjustment Factor formula, the Management Committee shall determine for such New Unit a New Unit Adjustment Factor which accounts for the New Unit's unique characteristics.

                       The New Unit Adjustment Factor for any Restricted Unit for which proposed plans were submitted subsequent to November 1, 1990 for review pursuant to Section 18.4 or its predecessor section in the Prior NEPOOL Agreement (or, in the case of a unit with a rated capacity of less than 5MW, for which notification was first given to NEPOOL subsequent to November 1, 1990) and for the Peabody Municipal Light Plant's Waters River #2 unit shall be determined in accordance with the formula previously specified in Section 12.2(a)(2), modified as follows:

                       n =    R(K{1}(c-C) + K{2}(f-F) + K{3}(m-M) + K{4}(d-D)
                              +K{5}(f-F)c{2}) + K{6}(2500-a)

                       The symbols used in the above formula, as modified, shall have the meanings previously specified, except that the symbols "K{6}" and "a" shall have the following meanings:

                       K{6}   is a scaling factor of 0.0001.

                       a      is as follows:

                              for units with more than 2500 annual hours available for operation, "a" = 2500,

                              for units with annual hours available for operation between 500 and 2500, inclusive, "a" = annual hours available for operation, and for units with annual hours available for operation less than 500 hours, "a" = -7500;

                       provided, however, that a Participant may elect to avoid, in whole or part, the effect on its Installed Capability Responsibility of a Restricted Unit's availability being limited to 2500 hours or less a year by agreeing to leave unfilled a portion of its dispatchable load allocation in accordance with rules adopted by the Regional Market Operations Committee.

               (3) An Outside Transaction Adjustment (OTA) shall be determined for each Participant for each month to assign to the Participant the net impact on reliability in the NEPOOL Control Area of its uses in the month of each interface with a neighboring control area other than the HQ Interconnection which is addressed in the definitions in Part I through the use of transfer credits and related adjustments. When the Management Committee determines the NEPOOL Objective Capability for the month, it reduces the required NEPOOL Objective Capability by taking into account the reliability benefits of available transmission capacity in interfaces with these neighboring control areas. If the Participant engages in transactions across the interfaces ("External Transactions"), the result is an increase or decrease in the reliability benefits to the entire region of such interfaces. As a result, in order to maintain the same level of reliability in the NEPOOL Control Area, the minimum required NEPOOL Installed Capability must be increased or decreased, as appropriate. The OTA is designed so that any such increases or decreases in the minimum required NEPOOL Installed Capability which result from External Transactions are assigned to the Participants engaged in such Transactions. To calculate the OTA, the External Transactions are divided into two broad types of Transactions: (1) Transactions that were entered into prior to December 1, 1996 with the New York Power Authority (NYPA) to purchase preference power produced by the Niagara and St. Lawrence hydroelectric projects or by Vermont utilities with Hydro-Quebec and NYPA to import up to 105 megawatts during the May through October time period and 140 megawatts during the November through April time period over the New
                       York PV-20 line (collectively, "Grandfathered Imports"); and (2) all other External Transactions ("Other External Transactions").

                       At the conclusion of each month, the System Operator shall identify all of the Participants that engaged in Grandfathered Imports and Other External Transactions for the month. For each Participant, the System Operator shall determine an OTA in accordance with the following formula:

                       OTA = [OC{g }x (GI{i}/GI)] + [OC{o }x (IP{i}/NP)] - [OC{o} x (XP{i}/NP)], wherein

                       OTA is the Participant's Outside Transaction Adjustment for the month;

                       OC{g }is the increase in NEPOOL Objective Capability for the month in Kilowatts that would have resulted, from the Grandfathered Imports, if there were no Other External Transactions for the month;

                       GI{i }is the amount in Kilowatts of the Participant's Grandfathered Imports for the month that qualify as Installed Capability Entitlements for the Participant;

                       GI     is the aggregate in Kilowatts of all
                              Participants' Grandfathered Imports for the month that qualify as Installed Capability Entitlements;

                       OC{o }is the increase, if any, in NEPOOL Objective Capability for the month in Kilowatts that resulted, after taking into account Grandfathered Imports, from the net imports of all Participants that were net importers in the month under Other External Transactions, minus the net exports of all Participants that were net exporters for the month under Other External Transactions;

                       IP{i }is the amount, if any, in Kilowatts of Installed Capability of the Participant's net imports for the month under Other External Transactions;

                       NP is the aggregate in Kilowatts for the month for all Participants that were net importers under Other External Transactions of their net imports of Installed Capability under Other External Transactions, minus the aggregate in Kilowatts for the month for all Participants that were net exporters under Other External Transactions of their net exports of Installed Capability Entitlements under Other External Transactions; and

                       XP{i }is the amount, if any, in Kilowatts of Installed Capability of the Participant's net exports for the month under Other External Transactions.

                       If NP is zero or negative for a month, the second and third bracketed terms, which both relate to OC{o}, shall be equal to zero and the Participant's OTA for the month shall be affected only by its Grandfathered Imports, if any.

        (b) The tentative Installed Capability Responsibilities of the Participants for any month, as determined in accordance with
               Section 12.2(a), shall be adjusted in accordance with this
               Section 12.2(b) in the event the value of H for any Participant for any of the Twelve-Month Measurement Periods applicable to the Participant for the month is increased in accordance with
               Section 12.2(a) because of the application of paragraph (ii) of the definition of H{1}. In such event the Regional Market Operations Committee shall determine each Participant's tentative Installed Capability Responsibility for the month with and without the application of said paragraph (ii). The difference between the sum of all Participants' tentative Installed Capability Responsibilities, with and without the application of said paragraph (ii) for the month, shall be added to the tentative Installed Capability Responsibilities of the Participants, as determined in accordance with Section 12.2(a), in proportion to said tentative Installed Capability Responsibilities, thereby establishing each Participant's adjusted tentative Installed Capability Responsibility for the month.

        (c) For each month, the Regional Market Operations Committee shall determine the sum of all Participants' adjusted tentative Installed Capability Responsibilities, as initially determined in accordance with Section 12.2(a) and as adjusted in accordance with Section 12.2(b), if Section 12.2(b) is applicable for such month. If the sum is less than, or equal to, the minimum NEPOOL Installed Capability during the month, then the adjusted tentative Installed Capability Responsibility as determined pursuant to Section 12.2(a) or 12.2(b), whichever is applicable, for each Participant is the final Installed Capability Responsibility for each Participant. If the sum is greater than such minimum NEPOOL Installed Capability, then each Participant's final Installed Capability Responsibility shall be its adjusted tentative Installed Capability Responsibility as determined pursuant to Section 12.2(a) or 12.2(b), whichever is applicable, multiplied by the ratio of the minimum NEPOOL Installed Capability during the month to the sum of the adjusted tentative Installed Capability Responsibilities for the month.

        (d) It is recognized that the treatment of fuel conversions, dual fuel units, immature units, new Installed Capability Entitlements, cogeneration and small power-producing facilities, Unit Contracts and other contract arrangements, units with unusual maintenance cycles, and various other matters can result in special problems in the determination of Unit Availability Adjustment Factors and New Unit Adjustments. Accordingly, the Regional Market Operations Committee shall analyze such special problems and develop appropriate market operation rules to be applied in taking such matters into account in the determination of Unit Availability Adjustment Factors and New Unit Adjustments.

12.3    Computation of Operable Capability Requirements.

        For each hour, the Regional Market Operations Committee shall determine each Participant's Operable Capability Requirement in Kilowatts in accordance with the following formula:

                       OP{p} = EL{p} + OR{p}

        As used in this Section 12.3, the symbols used in the formula have the following meanings:

               OP{p} is the Participant's Operable Capability Requirement for the hour.

               EL{p}   is the Participant's Electrical Load during the hour.

               OR{p} is the amount (in Kilowatts) of Operating Reserve which the Participant was required to provide during the hour, as determined in accordance with Section 14.1(b).

12.4 Bids to Furnish Installed Capability or Operable Capability. Each Participant shall submit to or have on file with the System Operator, in accordance with the market operation rules approved by the Regional Market Operations Committee, one or more bids specifying the Bid Price and Kilowatt amount at which it will furnish any and all surplus Installed System Capability for a month or Operable System Capability for an hour through NEPOOL to other Participants. If no bid is submitted for a month for any surplus Installed System Capability or for any hour for any surplus Operable System Capability, the Bid Price for any such surplus for which there are no bids shall be deemed to be zero.

12.5    Consequences of Deficiencies in Installed Capability Responsibility.

        (a) At the conclusion of each month, the System Operator shall determine whether each Participant has satisfied its Installed Capability Responsibility obligation for the month. If the minimum monthly Installed System Capability of a Participant during the month was less than its Installed Capability Responsibility, the number of Kilowatts of its deficiency shall be computed and the Participant shall be deemed to purchase from other Participants through NEPOOL Kilowatts of surplus Installed System Capability equal to the amount of its deficiency and shall pay to NEPOOL for the month any applicable market-based charges assessed pursuant to Section 19.2 plus the product of its total Kilowatts of deficiency and the Installed Capability Clearing Price for the month determined in accordance with
               Section 12.5(b). For purposes of this Section 12, the minimum monthly Installed System Capability of a Participant for a month is the Participant's lowest Installed System Capability for any hour during the month. Retirements made on the last day of any month shall not be deducted from Installed System Capability for that month.

        (b) At the end of each month, the System Operator shall determine the Installed Capability Clearing Price for the month as follows:

               (i) The System Operator shall determine the aggregate Kilowatt shortage of Installed System Capability for the month for all Participants that did not satisfy their Installed Capability Responsibilities for that month.

               (ii) The System Operator shall rank in the order of lowest to highest Bid Price all Bid Prices received from Participants having excess Installed System Capability for the month.

               (iii) For each Participant, its Installed System Capability with the lowest Bid Prices shall be deemed to have been furnished first, to the extent required, to meet its Installed Capability Responsibility. Any remainder starting with the lowest Bid Prices shall be deemed to have been furnished, to the extent required, to other Participants under this Agreement to meet their shortages of Installed System Capability for the month.

               (iv) The Installed Capability Clearing Price for the month shall equal the highest Bid Price for Installed System Capability that is deemed in accordance with Section 12.5(b)(iii) to have been furnished to another Participant for the month.

12.6    Consequences of Deficiencies in Operable Capability Requirements.

        (a) For each hour, the System Operator shall determine whether each Participant has satisfied its Operable Capability Requirement obligation for that hour. If the minimum Operable System Capability of a Participant during any hour was less than its Operable Capability Requirement, the number of Kilowatts of its deficiency shall be computed and the Participant shall be deemed to purchase from other Participants through NEPOOL Kilowatts of surplus Operable System Capability equal to the amount of its deficiency and shall pay for the hour any applicable uplift charge assessed under Section 14.15 and any applicable market-based charges assessed pursuant to Section 19.2 plus the product of its Kilowatt deficiency for the hour and the Operable Capability Clearing Price for the hour determined in accordance with Section 12.6(b). The minimum Operable System Capability of a Participant for an hour is equal to the Participant's lowest Operable System Capability at any time during the hour.

        (b) For each hour, the System Operator shall determine the Operable Capability Clearing Price as follows:

               (i) The System Operator shall determine the aggregate Kilowatt shortage of Operable System Capability for the hour for all Participants that did not satisfy their Operable Capability Requirements in that hour.

               (ii) The System Operator shall rank in the order of lowest to highest Bid Price all Bid Prices received from Participants having excess Operable System Capability for the hour.

               (iii) For each Participant, its Operable System Capability with the lowest Bid Prices shall be deemed to have been furnished first, to the extent required, to meet its Operable Capability Requirement. Any remainder starting with the lowest Bid Prices shall be deemed to have been furnished, to the extent required, to other Participants under this Agreement to meet their shortages of Operable System Capability for that hour.

               (iv) The Operable Capability Clearing Price for the hour shall be equal to the highest Bid Price for Operable System Capability that is deemed in accordance with
                       Section 12.6(b)(iii) to have been furnished to another Participant in the hour.

12.7 Payments to Participants Furnishing Installed Capability and Operable Capability.

        (a) Participants that are deemed pursuant to Section 12.5 to furnish any surplus in their Installed System Capability to other Participants shall receive therefor their pro rata shares on a Kilowatt basis of all payments made by Participants under
               Section 12.5, excluding any applicable market-based charges assessed pursuant to Section 19.2. If two or more Participants with excess Installed System Capability have bid Kilowatts at the Installed Capability Clearing Price, but not all the excess Installed System Capability bid at such price is required to meet shortages of Installed System Capability, then the excess Installed System Capability bid at the Installed Capability Clearing Price that each such Participant shall be deemed to have furnished shall be the Kilowatts of excess Installed System Capability bid by the Participant at that price multiplied by the ratio of (i) the total Kilowatts of excess Installed System Capability bid at the Installed Capability Clearing Price needed to meet the shortages to (ii) the total Kilowatts of excess Installed System Capability bid by all Participants at the Installed Capability Clearing Price.

        (b) Participants that are deemed pursuant to Section 12.6 to furnish any surplus in their Operable System Capability to other Participants shall receive therefor their pro rata shares on a Kilowatt basis of all payments made by Participants under
               Section 12.6, excluding any applicable uplift charges assessed under Section 14.15 and any applicable market-based charges assessed pursuant to Section 19.2. If two or more Participants with excess Operable System Capability in an hour have bid Kilowatts at the Operable Capability Clearing Price, but not all the excess Operable System Capability bid at such price is required to meet shortages of Operable System Capability, then the excess Operable System Capability bid at the Operable Capability Clearing Price that each such Participant shall be deemed to have furnished shall be the Kilowatts of excess Operable System Capability bid by the Participant at that price multiplied by the ratio of (i) the total Kilowatts of excess Operable System Capability bid at the Operable Capability Clearing Price needed to meet the shortages to (ii) the Kilowatts of excess Operable System Capability bid by all Participants at the Operable Capability Clearing Price.

                                    SECTION 13
                     OPERATION, GENERATION, OTHER RESOURCES,
                           AND INTERRUPTIBLE CONTRACTS

13.1 Maintenance and Operation in Accordance with Good Utility Practice. Each Participant shall, to the fullest extent practicable, cause all generating facilities and other resources owned or controlled by it to be designed, constructed, maintained and operated in accordance with Good Utility Practice.

13.2 Central Dispatch. Subject to the following sentence, each Participant shall, to the fullest extent practicable, subject all generating facilities and other resources owned or controlled by it to central dispatch by the System Operator; provided, however, that each Participant shall at all times be the sole judge as to whether or not and to what extent safety requires that at any time any of such facilities will be operated at less than full capacity or not at all. Each Participant may remove from central dispatch a generating facility or other resources owned or controlled by it if and to the extent such removal is permitted by rules and standards approved by the Management Committee.

13.3 Maintenance and Repair. Each Participant shall, to the fullest extent practicable: (a) cause generating facilities and other resources owned or controlled by it to be withdrawn from operation for maintenance and repair only in accordance with maintenance schedules reported to and published by the System Operator from time to time in accordance with procedures established or approved by the Regional Market Operations Committee, (b) restore such facilities to good operating condition with reasonable promptness, and (c) accelerate or delay maintenance and repair at the reasonable request of the System Operator in accordance with market operation rules approved by the Regional Market Operations Committee.

13.4 Objectives of Day-to-Day System Operation. The day-to-day scheduling and coordination through the System Operator of the operation of generating units and other resources shall be designed to assure the reliability of the bulk power system of the NEPOOL Control Area. Such activity shall:

               (a) satisfy the NEPOOL Control Area's Operating Reserve requirements, including the proper distribution of those Operating Reserves;

               (b) satisfy the Automatic Generation Control requirements of the NEPOOL Control Area; and

               (c) satisfy the Energy requirements of all Electrical Loads of the Participants.

        all at the lowest practicable aggregate dispatch cost to the NEPOOL Control Area in light of available Bid Prices and Participant-directed schedules.

13.5 Satellite Membership. Each Participant which is responsible for the operation of transmission facilities rated 69 kV or above in the NEPOOL Control Area or generating units and other resources which are subject to central dispatch by NEPOOL, or which is responsible for implementing voltage reduction and load shedding procedures in the NEPOOL Control Area, shall become a member of the appropriate satellite dispatching center; provided that by mutual agreement among the affected Participants and the appropriate satellite, a Participant may be excused from joining the satellite if it has arranged with a satellite member to assume responsibility to the satellite for its facilities or obligations.

                                    SECTION 14
                             INTERCHANGE TRANSACTIONS

14.1    Obligation for Energy, Operating Reserve and Automatic Generation
        Control.

        (a) Each Participant shall have for each hour an Energy obligation equal to its Electrical Load plus the kilowatthours delivered by such Participant pursuant to Firm Contracts or System Contracts to other Participants for resale as appropriate in accordance with Section 14.7(a), together with any associated electrical losses.

        (b) Each Participant shall have for each hour Operating Reserve obligations equal to its share of the quantity of each category of Operating Reserve required for the NEPOOL Control Area in the hour.

               Subject to adjustment pursuant to Section 14.6, a Participant's share of each category of Operating Reserve required for any hour shall be determined in accordance with the following formula:

                       OR{p}=SA{p} + [(OR-SA) (EL{p}/EL)], wherein

                       OR{p} is the Participant's share of that category of Operating Reserve for the hour.

                       SA{p} is the number of Kilowatts, if any, of that category of Operating Reserve for the hour that the Regional Market Operations Committee determines should be assigned specifically to such Participant and not be shared by all Participants.

                       OR is the aggregate number of Kilowatts of that category of Operating Reserve determined by the System Operator in accordance with the directions of the Regional Market Operations Committee to be required for the NEPOOL Control Area for the hour that is not assigned to Non-Participants.

                       SA is the aggregate number of Kilowatts of that category of Operating Reserve for the hour that the Regional Market Operations Committee determines should not be shared by all Participants, but not including Operating Reserve assigned to Non-Participants.

                       EL{p} is the Participant's Electrical Load for the hour.

                       EL     is the sum of EL{p} for all Participants.

        (c) Each Participant shall have at all times an AGC obligation equal to its share of AGC required for the NEPOOL Control Area for the hour, as determined in accordance with the following formula:

                       AGC{p} = AGC (EL{p}/EL), wherein

                       AGC{p} is the Participant's share of AGC for the hour.

                       AGC is the total amount of AGC determined by the System Operator in accordance with market operation rules approved by the Regional
                              Market Operations Committee to be required for the NEPOOL Control Area for the hour that is not assigned to Non-Participants.

                       EL{p}  and EL are as defined in Section 14.1(b).

14.2 Obligation to Bid or Schedule, and Right to Receive Energy, Operating Reserve and Automatic Generation Control.

               (a) A Participant which has Energy Entitlements shall submit to or have on file with the System Operator, in accordance with the market operation rules approved by the Regional Market Operations Committee, one or more bids for the Energy Entitlements for which the Participant is permitted to bid specifying the Bid Price at which it will furnish Energy through NEPOOL to other Participants under this Agreement or to Non-Participants for ancillary services under the Tariff, except to the extent such Entitlements are scheduled by the Participant consistent with Section 14.2(d).

               (b) A Participant which has Operating Reserve Entitlements or AGC Entitlements shall also submit to or have on file with the System Operator, in accordance with the market operation rules approved by the Regional Market Operations Committee, one or more bids for each such unit for which the Participant is permitted to bid specifying the Bid Prices at which it will furnish 10-Minute Spinning Reserve, 10-Minute Non-Spinning Reserve, 30-Minute Operating Reserve and/or AGC through NEPOOL to other Participants under this Agreement or to Non-Participants for ancillary services under the Tariff, except to the extent such Entitlements are scheduled by the Participant consistent with
                       Section 14.2(d). Prior to the Third Effective Date, Participants' rights and obligations to submit bids for Operating Reserve Entitlements in 10-Minute Spinning Reserve shall be limited to Entitlements in hydroelectric generating units and pumped storage hydroelectric generating units.

               (c) Except as emergency circumstances may result in the System Operator requiring load curtailments by Participants, each Participant shall be entitled to receive from the other Participants (or from the service made available from Non-Participants pursuant to arrangements entered into under Section 14.6) such amounts, if any, of Energy, Operating Reserve, and AGC as it requires and Non-Participants shall be entitled to receive from Participants the amount of ancillary services to which they are entitled pursuant to the Tariff. If, for any hour, load curtailments are required, the amount that Participants and Non-Participants with shortages are entitled to receive shall be proportionally reduced by the System Operator in a fair and non-discriminatory manner in light of the circumstances.

               (d) All Bid Prices for Entitlements in a generating unit or units shall be submitted in accordance with market operation rules approved by the Regional Market Operations Committee. If a Bid Price is not submitted for any such Entitlement, the Bid Price shall be deemed to be zero. For a generating unit in which there are multiple Entitlement holders, only one Participant shall be permitted to submit Bid Prices for Energy, Operating Reserve and/or AGC Entitlements for such unit or to direct the scheduling of the unit for any Scheduled Dispatch Period. The Entitlement holders in each unit with multiple Entitlement holders shall designate a single Participant that will be permitted to submit Bid Prices and/or to direct the scheduling of the unit. In the event that more than one Participant is designated, or if the Entitlement holders do not designate a single Participant, then Bid Prices for the unit shall be based on its replacement cost of fuel, which shall be furnished to the System Operator by the Participant responsible for furnishing such information as of December 1, 1996. Further, any schedules for the unit will be submitted to the System Operator by such Participant. Nothing in this Agreement shall affect the rights of any Entitlement holder under the contractual arrangements among such Entitlement holders relating to the unit.

                       Prior to the Third Effective Date, Bid Prices must be submitted for the next Scheduled Dispatch Period for all Energy, Operating Reserve and AGC Entitlements in generating unit or units and rights to receive
                       Energy Entitlements pursuant to Firm Contracts or System Contracts which may be sold in accordance with Section 14.7(a) no later than noon on the preceding day or such later time as specified in the market operation rules approved by the Regional Market Operations Committee.
                       On and after the Third Effective Date, such Bid Prices shall be submitted for each hour of the day and the notice for such Bid Prices shall be reduced to one hour or such shorter time as the System Operator determines from time to time is practical while maintaining reliability and meeting its other obligations to the Participants, except that such notice shall be longer than one hour if and to the extent that the System Operator reasonably determines that such notice is the shortest notice that is technically feasible at that time to maintain reliability and meet its other obligations to the Participants. The System Operator shall notify the Participants following its receipt of all Bid Prices of the expected dispatch schedule for the next Scheduled Dispatch Period. The System Operator shall reduce the notice required for Bid Prices and the applicable Scheduled Dispatch Period to the minimum time technically and practically feasible while maintaining reliability and meeting its other obligations to the Participants.

                       Energy, Operating Reserve and/or AGC Entitlements in a generating unit or units may also be scheduled directly by the Participants permitted to submit Bid Prices for such Entitlements, but only in accordance with this Section 14.2(d) and market operation rules approved by the Regional Market Operations Committee consistent herewith. Subject to the right of the System Operator to direct changes to schedules in order to ensure reliability in the NEPOOL Control Area or any neighboring control area, a Participant permitted to bid its Energy, Operating Reserve, and/or AGC Entitlements in a generating unit or units, or required to make Energy deliveries, may submit an hour-to-hour schedule for the operation or dispatch of such Entitlements during a Scheduled Dispatch Period on or before the time that Bid Prices are required to be submitted for such period. In addition, prior to the Third Effective Date, a Participant permitted to bid a unit may submit a short-notice schedule for the operation or dispatch of any or all of the Energy available from such unit during the current and subsequent Scheduled Dispatch Period following the time that the System Operator notifies the appropriate Participants of their expected Entitlement commitments for that Scheduled Dispatch Period; provided that, for each such short-notice schedule, the Participant has not been advised by the System Operator that the Entitlements covered by such schedule are expected to be used during the Scheduled Dispatch Period to meet the region's Energy, Operating Reserve and/or AGC requirements, and provided further that the Participant short-notice schedule is only to facilitate transactions during such period from resources or to load located outside the NEPOOL Control Area; and provided further that such notice is furnished at least one hour in advance of the start of the transaction. In addition, a Participant may, on such same short notice, schedule System Contracts with Non-Participants from resources or to load located outside of the NEPOOL Control Area.

14.3 Amount of Energy, Operating Reserve and Automatic Generation Control Received or Furnished.

        (a) For purposes of Sections 14.4, 14.5, and 14.8, the amount of Energy which a Participant is deemed to receive or furnish in any hour shall be the amount of its Adjusted Net Interchange. If the Adjusted Net Interchange is negative, the Participant shall be deemed to be receiving Energy in the hour. If the Adjusted Net Interchange is positive, the Participant shall be deemed to be furnishing Energy in the hour.

        (b) For purposes of Sections 14.4, 14.5, and 14.9, prior to the Third Effective Date: the amount of each category of Operating Reserve which a Participant is deemed to receive in any hour is the Kilowatts of such Operating Reserve assigned to the Participant for the hour under Section 14.1(b) less any Kilowatts provided in the hour by the Participant in accordance with the market operation rules approved by the Regional Market Operations Committee to meet any Operating Reserve requirements that were specifically assigned to it and not shared by all Participants; the amount of Operating Reserve of each category that the Participant is deemed to have furnished under the Agreement in the hour is the amount of such Operating Reserve designated by the System Operator to be provided in the hour by the Participant's applicable Operating Reserve Entitlements, minus any Kilowatts used in the hour by the Participant in accordance with the market operation rules to meet any Operating Reserve requirements that were specifically assigned to it and not shared by all Participants. For purposes of Sections 14.4, 14.5, and 14.9, on and after the Third Effective Date, the amount of each category of Operating Reserve which a Participant is deemed to have received or furnished in any hour is the difference between the Kilowatts of such Operating Reserve assigned to the Participant for the hour under Section 14.1(b) and the Kilowatts of such Operating Reserve designated by the System Operator to be provided in the hour by the Participant's applicable Operating Reserve Entitlements.

        (c) For purposes of Sections 14.4, 14.5, and 14.10, prior to the Third Effective Date, the amount of AGC which a Participant is deemed to have received in an hour is the AGC assigned to the Participant for the hour under Section 14.1(c), and the amount a Participant is deemed to have furnished in the hour is the AGC designated by the System Operator to be provided in the hour by the Participant's AGC Entitlements. For purposes of Sections 14.4, 14.5, and 14.10, on and after the Third Effective Date, the amount of AGC which a Participant is deemed to have received or furnished in an hour is the difference between the AGC assigned to the Participant for the hour under Section 14.1(c) and the AGC designated by the System Operator to be provided in the hour by the Participant's AGC Entitlements.

14.4 Payments by Participants Receiving Energy Service, Operating Reserve and Automatic Generation Control.

        (a) For every hour in which a Participant's Adjusted Net Interchange is negative, the number of megawatthours of its Energy deficiency shall be computed and the Participant shall pay for the hour the product of its total megawatthours of deficiency and the Energy Clearing Price applicable for the hour as determined in accordance with Section 14.8, together with any uplift charges assessed to the Participant under Sections 14.14 or 14.15 and any applicable market-based charges assessed pursuant to Section 19.2.

        (b) For every hour in which a Participant is deemed to receive Operating Reserve of any category in accordance with Section 14.3(b), the number of Kilowatts it is deemed to receive for the hour in each category shall be computed. The Participant shall pay therefor for the hour any applicable uplift charge assessed under Section 14.15 and any applicable market-based charges assessed pursuant to Section 19.2 plus the product of (i) the aggregate amount paid to Participants for that category of Operating Reserve for the hour pursuant to Section 14.5(b) and (ii) a fraction of which the numerator is the Kilowatts of that category of Operating Reserve deemed under Section 14.3(b) to have been received by the Participant for the hour and the denominator is the aggregate Kilowatts of that category of Operating Reserve deemed under Section 14.3(b) to have been received by all Participants for the hour.

        (c) For every hour in which a Participant is deemed under Section 14.3(c) to have received AGC, the amount it is deemed to receive shall be computed and the Participant shall pay therefor any applicable uplift charge assessed under Section 14.15 and any applicable market-based charges assessed pursuant to Section
               19.2 plus the product of (i) the aggregate amount paid to Participants for AGC for the hour pursuant to Section 14.5(c) and (ii) a fraction of which the numerator is the AGC the Participant is deemed under Section 14.3(c) to have received for the hour and the denominator is the aggregate amount of AGC all Participants are deemed under Section 14.3(c) to have received for the hour.

14.5 Payments to Participants Furnishing Energy Service, Operating Reserve, and Automatic Generation Control.

        (a) Subject to the provisions of Section 14.12, a Participant that is deemed in an hour to furnish Energy service to other Participants pursuant to Section 14.3, or to Non-Participants for ancillary services under the Tariff or pursuant to arrangements entered into under Section 14.6, shall receive for each megawatthour furnished by it the Energy Clearing Price for the hour determined in accordance with Section 14.8 or the Bid Price for that megawatthour, if higher than the Energy Clearing Price and the unit is either within the Energy Clearing Price Block (as defined in Section 14.8(c)) or is operated out of merit if such higher Bid Price is appropriately paid pursuant to market operation rules governing out-of-merit generation approved by the Regional Market Operations Committee. In addition, to the extent that the System Operator reduces Energy production from a generating unit or units in order to provide VAR support, Participants with Entitlements in such unit or units may receive their lost opportunity costs if and to the extent provided for by market operation rules approved by the Regional Market Operations Committee.

        (b) A Participant that is deemed in an hour to furnish Operating Reserve to other Participants pursuant to Section 14.3(b), or to Non-Participants for ancillary services under the Tariff, shall receive for each Kilowatt of each category of Operating Reserve furnished by it the applicable Operating Reserve Selling
               Price as defined and determined in accordance with Section 14.9 or the Bid Price to provide such Kilowatt, if higher than the Operating Reserve Selling Price for the hour.

        (c) A Participant that is deemed in an hour to furnish AGC to other Participants pursuant to Section 14.3(c), or to Non-Participants for ancillary services under the Tariff, shall receive therefor the sum of (i) the AGC Clearing Price for the hour as defined and determined in accordance with Section 14.10 times the level and duration of AGC ramping which was actually provided by the Participant's AGC Entitlements, and (ii) for each of the Participant's AGC Entitlements that the System Operator designated in the hour for AGC, an AGC reservation payment calculated as the product of (A) the AGC Clearing Price in effect for the hour, times (B) the AGC Ramp Rate for the Entitlement, times (C) the portion of the hour during which the System Operator had designated the Entitlement for AGC.

14.6    Energy Transactions with Non-Participants.

        (a) The Management Committee is authorized to enter into contracts on behalf of and in the names of all Participants (i) with power pools or other entities in one or more other control areas to purchase or furnish emergency Energy (and related services) that is available for the System Operator to schedule in order to ensure reliability in the NEPOOL Control Area or neighboring control areas, and (ii) with Non-Participants pursuant to which ancillary services will be provided by the Participants pursuant to the Tariff. The terms of any such contractual arrangement shall not require the furnishing of emergency service to any other control area until the service needs of all Participants have been provided for with the least expensive resources practicable. Energy purchased in any hour from Non-Participants under a contract entered into pursuant to this
               Section 14.6(a) shall be deemed to be furnished to, and paid for by, Participants entitled to or requiring such Energy in the hour pursuant to this Section 14 at the higher of the Energy Clearing Price for the hour or the price paid to the Non-Participant for the Energy.

        (b) The Regional Market Operations Committee is authorized to provide for the day-to-day scheduling through the System Operator of the HQ Phase II Firm Energy Contract, in accordance with the HQ Use Agreement, as if the Contract were a contract covering Energy transactions with a Non-Participant entered into pursuant to Section 14.6(a). The HQ Phase II Firm Energy Contract shall not be deemed a Firm Contract for purposes of this Agreement. Energy received in an hour from Hydro-Quebec pursuant to the HQ Energy Banking Agreement, and Energy purchased in any hour from Hydro-Quebec pursuant to the HQ Phase II Firm Energy Contract or any other HQ Contract shall be deemed to be Energy furnished to each Participant entitled to such Energy for the hour in the amount reflected for the Participant in the System Operator's scheduling of Energy deliveries in the hour from Hydro-Quebec; except that emergency Energy received from Hydro-Quebec under the HQ Interconnection Agreement shall be deemed to be Energy provided to (and shall be paid for by) Participants requiring such emergency Energy in the hour. The System Operator shall schedule such Energy deliveries to accommodate, to the maximum extent possible, the schedule of Energy deliveries from Hydro-Quebec requested by the Participant. The Participants deemed to have received such Energy shall pay therefor the higher of the Energy Clearing Price (together with any applicable uplift charges under Sections 14.14 and/or 14.15 and any applicable market-based charges assessed pursuant to Section 19.2) or the price paid to Hydro-Quebec for the Energy (or in the case of Energy received under the HQ Energy Banking Agreement, the price paid for the related Energy deliveries to Hydro-Quebec under the Agreement and any amount payable to Hydro-Quebec with respect to the transaction).

14.7    Participant Purchases Pursuant to Firm Contracts and System Contracts.

        (a) For Firm Contracts and System Contracts, the treatment of Installed Capability, Operable Capability, Energy, Operating Reserve and AGC between the seller and the purchaser in determining their respective responsibilities and Entitlements shall be as agreed between the parties and reported to the System Operator in accordance with market operation rules approved by the Regional Market Operations Committee.

        (b) In the event a Participant has a right to receive Operable Capability, Energy, Operating Reserve and/or AGC from a Non-Participant under a System Contract, or a Firm Contract, and the Contract permits the scheduling of deliveries of such Operable Capability, Energy, Operating Reserve and/or AGC to be subject, in whole or part, to central dispatch through the System Operator in accordance with market operation rules approved by the Regional Market Operations Committee, such right to receive Operable Capability, Energy, Operating Reserve and/or AGC shall be treated for purposes of Section 14 as nearly as possible as if it were a Unit Contract for an Operable Capability Entitlement, Energy Entitlement, Operating Reserve Entitlements, and/or AGC Entitlement, as applicable.

14.8    Determination of Energy Clearing Price.

        For each hour, the System Operator shall determine the Energy Clearing Price as follows:

        (a)    The System Operator shall rank in the order of lowest to highest
               (i) the Dispatch Prices derived from the Bid Prices to furnish Energy in the hour and (ii) the cost to NEPOOL of any Energy received from Non-Participants in the hour pursuant to contracts referenced in Section 14.6.

        (b) The Energy Clearing Price shall be the weighted average of the Dispatch Prices (or NEPOOL cost) of the "Energy Clearing Price Block" as defined in the next sentence. The Energy Clearing Price Block shall be identified for each hour in accordance with market operation rules approved by the Regional Market Operations Committee to reflect those resources with the highest Dispatch Prices or NEPOOL cost that were centrally dispatched by the System Operator for Energy deemed to have been furnished to the Participants, excluding resources that were dispatched out of merit as determined in accordance with market operation rules approved by the Regional Market Operations Committee.

14.9    Determination of Operating Reserve Selling Price and Clearing Price.

        (a) For each hour as necessary, the System Operator shall determine the Operating Reserve Clearing Price for each category of Operating Reserve as follows:

               (i) The System Operator shall determine the aggregate Kilowatts of the applicable category of Operating Reserve that are deemed pursuant to Section 14.3(b) to have been received by Participants for the hour.

               (ii) For 10-Minute Non-Spinning Reserve and 30-Minute Operating Reserve, the System Operator shall rank in the order of lowest to highest the Bid Prices of the resources designated by the System Operator for that category of Operating Reserve for the hour. The applicable Operating Reserve Clearing Price for 10-Minute Non-Spinning Reserve or 30-Minute Operating Reserve shall be the weighted average of the highest
                       Bid Prices for the 1000 Kilowatts (or such other number as may be specified by the Regional Market Operations Committee) of that category of Operating Reserve that are designated by the System Operator for use in the hour.

               (iii) For 10-Minute Spinning Reserve the System Operator shall rank in order of lowest to highest the sum for each Operating Reserve Entitlement of (A) the Bid Price for such Entitlement and (B) the lost opportunity costs
                       (as defined in Section 14.9(d)(ii)). The Operating Reserve Clearing Price for 10-Minute Spinning Reserve shall be the weighted average for the 1000 Kilowatts (or such other number as may be specified by the Regional Market Operations Committee) of the highest sums for the hour of the Entitlements that were designated by the System Operator for use in the hour.

        (b) The Operating Reserve Selling Price for any hour for each Kilowatt of 10-Minute Non-Spinning Reserve and 30-Minute Operating Reserve deemed to be furnished by a Participant in the hour pursuant to Section 14.3(b) shall be the applicable Operating Reserve Clearing Price determined in accordance with
               Section 14.9(a).

        (c) Prior to the Third Effective Date, the Operating Reserve Selling Price for any hour for each Kilowatt of 10-Minute Spinning Reserve deemed to be furnished by a Participant from one of its generating units designated for the hour by the System Operator for 10-Minute Spinning Reserve pursuant to Section 14.3(b) shall be an amount equal to the sum of the "Lost Opportunity Clearing Price" and the lost opportunity cost (as defined in Section 14.9(d)(ii)), if any, for the generating unit, both as determined pursuant to Section 14.9(d) below. On and after the Third Effective Date, the Operating Reserve Selling Price for an hour for 10-Minute Spinning Reserve shall be the applicable Operating Reserve Clearing Price for that hour.

        (d) Prior to the Third Effective Date, for each hour, the System Operator shall determine a Lost Opportunity Clearing Price for use in determining the Operating Reserve Selling Price for 10-Minute Spinning Reserve. A Lost Opportunity Clearing Price shall be calculated for every hour as follows:

               (i) The System Operator shall determine the Kilowatts of 10-Minute Spinning Reserve that it designated and required for the hour.

               (ii) For that hour, the System Operator shall rank in order of lowest to highest the lost opportunity costs for generating units designated by the System Operator to provide 10-Minute Spinning Reserve in the hour.
                       For purposes of this Section 14.9, the lost opportunity cost for a Participant's generating unit shall be the amount by which the Energy Clearing Price for the hour exceeds the unit's Dispatch Price (not less than zero), plus, in the case of hydroelectric generating facilities and pumped storage hydroelectric generating facilities, the Bid Price in the hour for each facility to provide 10-Minute Spinning Reserve.

               (iii) The Lost Opportunity Clearing Price for an hour shall be the weighted average of the highest 1000 Kilowatts (or such other number as may be specified by the Regional Market Operations Committee) of lost opportunity costs for generating units that were designated by the System Operator to provide 10-Minute Spinning Reserve in the hour.

14.10   Determination of AGC Clearing Price.

        For each hour, the System Operator shall determine the AGC Clearing Price. The AGC Clearing Price shall be the weighted average of the Bid Prices for the "AGC Clearing Price Block," as defined in the next sentence. The AGC Clearing Price Block shall be identified for each hour in accordance with market operation rules approved by the Regional Market Operations Committee to reflect those AGC resources with the highest Bid Prices that were designated by the System Operator for use as AGC in the hour and were deemed pursuant to Section 14.3(c) to have been received by Participants for the hour.

14.11   Funds to or from which Payments are to be Made.

               (a) All payments for Energy, Operating Reserve or AGC furnished or received, all uplifts paid pursuant to this
                       Section 14, and all market-based charges assessed pursuant to Section 19.2 and paid in any month shall be allocated through the Pool Interchange Fund as follows:

                       Step One. For each week in which Energy is delivered or received under the HQ Energy Banking Agreement, all payments with respect to transactions under that Agreement shall be made to or from the Energy
                       Banking Fund provided for in Section 14.11(b).

                       Step Two. (i) For each week in which Pre-Scheduled Energy (as defined in the HQ Phase I Energy Contract) is purchased pursuant to the HQ Phase I Energy Contract, the aggregate amount which is paid by each Participant pursuant to Section 14.6(b) for such Energy shall be determined and paid on the Participant's account into the Phase I Savings Fund.

                       (ii) For each week in which Energy is purchased pursuant to the HQ Phase II Firm Energy Contract, the aggregate amount which is paid by each Participant pursuant to
                       Section 14.6(b) for such Energy shall be determined and paid on the Participant's account into the Phase II Savings Fund.

                       Step Three. For each week in which Other HQ Energy is purchased pursuant to the HQ Phase I Energy Contract or Energy is purchased pursuant to the HQ Interconnection Agreement, the aggregate amount paid by each Participant pursuant to Section 14.6(b) for such Energy shall be determined. Such amount shall be allocated between the Participant's share of the Phase I Savings Fund and the Participant's share of the Phase II Savings Fund created under the HQ Use Agreement in the same ratio as (A) the sum of (x) the number of kilowatthours of Other HQ Energy deemed to be purchased by the Participant during the week and (y) the HQ Phase I Percentage of the number of kilowatthours deemed to be purchased by the Participant under the HQ Interconnection Agreement during the week, bears to (B) the HQ Phase II Percentage of the number of kilowatthours purchased under the HQ Interconnection Agreement during the week.

                       Step Four. The balance remaining in the Pool Interchange Fund after Steps One through Three shall be retained in the Pool Interchange Fund for the month and shall be used and disbursed after each month in the following order:

                       (i) amounts owed to Non-Participants (other than Hydro-Quebec) for the month under contracts entered into with them pursuant to Section 14.6(a) shall first be paid;

                       (ii) amounts paid by Participants for applicable market-based charges assessed pursuant to Section
                              19.2 shall be used to reduce NEPOOL expenses; and

                       (iii) amounts owed to Participants for the month pursuant to Section 14.5 shall then be paid.

               (b) HQ Energy Banking Fund. All amounts allocated to the HQ Energy Banking Fund for each month shall be used and disbursed as follows:

                       (i) Participants which furnish Energy for delivery to Hydro-Quebec under the HQ Energy Banking Agreement shall receive therefor from their share of the Energy Banking Fund the amount to which they are entitled for such service in accordance with Section 14.5.

                       (ii) amounts required to be paid to Hydro-Quebec under the HQ Energy Banking Agreement shall be paid from the shares of the Fund of the Participants engaging in transactions under the HQ Energy Banking Agreement for the month in accordance with their respective interests in the transactions for the month. If there is not enough in any such share, the Participants with the deficient shares shall be billed and pay into their shares of the Fund the amounts required for payments to Hydro-Quebec.

                       (iii) subject to the remaining provisions of this Section, at the end of each month any balance remaining in each Participant's share of the HQ Energy Banking Fund shall be paid to the Escrow Agent under the HQ Use Agreement to be held and disbursed by it through the Phase I Savings Fund and Phase II Savings Fund created under the HQ Use Agreement, and shall be allocated between the Participant's share of said Funds as follows:

                              (A) the balance remaining in the Participant's share of the HQ Energy Banking Fund for the month shall be divided by the number of kilowatthours deemed to be received by the Participant under the HQ Energy Banking Agreement during the month to determine an average savings amount per kilowatthour;

                              (B) for any hour during the month in which the number of kilowatthours received by NEPOOL under the HQ Energy Banking Agreement exceeded the HQ Phase I Transfer Capability, an amount equal to (A) the Participant's share of the excess of (1) the number of kilowatthours received over (2) the HQ Phase I Transfer Capability times (B) the average savings amount per kilowatthour determined for that Participant under (i) above shall be allocated to the Phase II Savings Fund; and

                              (C) the remaining balance of the Participant's share of the HQ Energy Banking Fund for the month shall be allocated to the Phase I Savings Fund.

                       It is recognized that, in view of the time which may elapse between the delivery of Energy to or by Hydro-Quebec in an Energy Banking transaction under the HQ Energy Banking Agreement and the return of the Energy, the amounts of Energy delivered to and received from Hydro-Quebec, after adjustment for losses, may not be in balance at the end of a particular month.

                       Further, if as of the end of any month and after adjustment for electrical losses, the cumulative amount of Energy so received from Hydro-Quebec exceeds the amount so delivered, the aggregate amount paid by Participants for the excess Energy pursuant to Section 14.6(b) shall be paid to the Energy Banking Fund. The Escrow Agent under the HQ Use Agreement shall hold and invest these funds. On the return of the excess
                       Energy to Hydro-Quebec, the amount so held by the Escrow Agent shall be repaid to Hydro-Quebec and Participants in accordance with the Energy Banking Agreement.

               (c) Phase I HQ Savings Fund. The aggregate amount allocated to each Participant's share of the Phase I HQ Savings Fund for each month shall be used, first, to pay to Hydro-Quebec the amount owed to it for the month for Energy furnished under the Phase I HQ Energy Contract and the HQ Phase I Percentage of the amount owed to it for the month for Energy furnished to the Participants under the HQ Interconnection Agreement. The balance of the amount allocated to the Fund for the month shall be paid to the Escrow Agent under the HQ Use Agreement to be held and disbursed by it through the Phase I HQ Savings Fund created thereunder in accordance with each Participant's contribution to such balance.

               (d) Phase II HQ Savings Fund. The aggregate amount allocated to the Phase II HQ Savings Fund for each month shall be used, first, to pay to Hydro-Quebec the amount owed to it for the month for Energy deemed to be furnished to the Participant under the Phase II HQ Firm Energy Contract and the HQ Phase II Percentage of the amount owed to it for the month for Energy deemed to be furnished to the Participant under the HQ Interconnection Agreement. The balance of the amount allocated to the Fund for the month shall be paid to the Escrow Agent under the HQ Use Agreement to be held and disbursed by it through the Phase II HQ Savings Fund created thereunder in accordance with each Participant's contribution to such balance.

14.12 Development of Rules Relating to Nuclear and Hydroelectric Generating Facilities, Limited-Fuel Generating Facilities, and Interruptible Loads.

        It is recognized that the central dispatch of Energy available from nuclear generating facilities and from pondage associated with hydroelectric generating facilities and from interruptible loads and of pumping Energy for pumped storage hydroelectric generating facilities and other limited-fuel generating facilities involves special problems which must be resolved to assure fair and non-discriminatory treatment of Participants having Entitlements in such generating facilities or having such interruptible loads or any other Participants involved in such transactions. Accordingly, the Regional Market Operations Committee shall analyze such special problems and develop appropriate rules for dispatching such facilities (including, but not limited to, bids for dispatchable pumping load at pumped storage facilities), for handling such interruptible loads and for paying for Operable Capability, Energy, Operating Reserve and AGC involved in such transactions on a basis consistent with the principles underlying this
        Section 14; and upon approval by the Management Committee such rules shall supersede the provisions of Sections 12 and 14 to the extent of any conflict.

14.13 Dispatch and Billing Rules During Energy Shortages. It is recognized that Energy shortages can result in special problems which must be resolved to assure that dispatch and billing provisions do not prevent achievement of the objectives specified in Section 13.4. Accordingly, the Regional Market Operations Committee shall analyze such special problems and develop appropriate dispatch and billing rules to be applied during periods when the Management Committee determines that there is, or is anticipated to be, an Energy shortage which adversely affects the bulk power supply of the NEPOOL Control Area and any adjoining areas served by Participants. Upon approval by the Management Committee, such rules shall supersede the economic dispatch and billing provisions of this Agreement to the extent of any conflict therewith for the duration of such Energy shortage period.

14.14 Congestion Uplift. If limitations in available transmission capacity in any hour require that the System Operator dispatch out-of-merit resources that are bid by the Participants, the System Operator shall determine for the constrained transmission area the aggregate of the differences for all of the out-of-merit resources between their Dispatch Prices and the Energy Clearing Price for the hour ("Congestion Costs"). The amount so determined shall be the Congestion Costs for that constrained area in the hour.

        Such Congestion Costs shall be allocated to and paid by Participants and Non-Participants as a congestion uplift as follows:

        (a) In accordance with market operation rules approved by the Regional Market Operations Committee, the System Operator shall identify for each Participant and Non-Participant the difference in megawatthours, if any, between (i) Electrical Load served in the constrained area and transactions with Non-Participants occurring in the hour which utilized the constrained interface to import Energy into, or move Energy through, the constrained area and (ii) in-merit Energy Entitlements located in the constrained area that were used to serve such Electrical Load or obligation to Non-Participants, taking into account Firm Contracts and System Contracts between Participants and electrical losses, if and as appropriate.

        (b) The System Operator shall identify for each Participant and Non-Participant the megawatthours, if any, of the rights of that Participant or Non-Participant to use the then effective transfer capability across the constrained interface.

        (c) the System Operator shall identify for each Participant and Non-Participant the megawatthours, if any, by which the amount determined pursuant to clause (a) above for that Participant or Non-Participant exceeds the amount determined for that Participant or Non-Participant pursuant to clause (b) above. If the clause (a) amount exceeds the clause (b) amount, the Participant or Non-Participant will be deemed to have received Energy from out-of-merit generation because of congestion, and shall be responsible for paying a share of the aggregate Congestion Costs in proportion to the Participant's or Non-Participant's share of the aggregate amount of such excesses for all Participants and Non-Participants.
14.15 Additional Uplift Charges. It is recognized that the System Operator may be required from time to time to dispatch resources out of merit for reasons other than those covered by Section 14.14. Accordingly, if and to the extent appropriate, feasible and practical, dispatch and operational costs shall be categorized and allocated as uplift costs to those Participants and Non-Participants that are responsible for such costs. Such allocations shall be determined in accordance with market operation rules that are consistent with this Agreement and any applicable regulatory requirements and approved by the Regional Market Operations Committee.

                                    PART FOUR
                             TRANSMISSION PROVISIONS

                                    SECTION 15
                       OPERATION OF TRANSMISSION FACILITIES

15.1 Definition of PTF. PTF or pool transmission facilities are the transmission facilities rated 69 kV or above owned by Participants required to allow Energy from significant power sources to move freely on the New England transmission network, and include:

        (1)    All transmission lines rated 69 kV and above, except:

               (a) Those which are required to serve local load only, thereby contributing little or no parallel capability to the interconnected system.

               (b) Generator leads, which are defined as transmission from a generation bus to the nearest significant load bus or radial transmission from a generator bus to the nearest point on the interconnected network.

               (c)     Lines that are normally operated open.

        (2) Necessary linkages (includes substation facilities such as transformers, circuit breakers and associated equipment) required to interconnect the lines which constitute PTF.

        (3) If a Participant with significant generation in its transmission and distribution system (initially 25 MW) is connected to the New England network and none of the transmission facilities owned by the Participant qualify to be included in PTF as defined in (1) and (2) above, then such Participant's connection to PTF will constitute PTF if both of the following requirements are met for this connection:

               (a)     The connection is rated 69 kV or above.

               (b) The connection is the principal transmission link between the Participant and the remainder of the New England PTF network.

        The Regional Transmission Planning Committee shall review at least annually the status of transmission lines and related facilities and determine whether such facilities constitute PTF and shall prepare and keep current a schedule of PTF facilities.

               The following examples indicate the intent of the above definitions:

                       (i)    Radial tap lines to local load are excluded.

                       (ii) Lines which loop (supply from more than one substation) a load bus into the interconnected network are included.

                       (iii) Lines which loop (supply to more than one substation) a generator bus into the interconnected network are included.

                       (iv) Radial connections or connections from a generating station to a single substation on the interconnected network are excluded unless the requirements of paragraph 3 above are met.

               Transmission facilities owned by a Related Person of a Participant which are rated 69 kV or above and are required to allow Energy from significant power sources to move freely on the New England transmission network shall also constitute PTF provided (i) such Related Person files with the Secretary of the Management Committee its consent to such treatment; and (ii) the Management Committee determines that treatment of the facility as PTF will facilitate accomplishment of NEPOOL's objectives.
               If a facility constitutes PTF pursuant to this paragraph, it shall be treated as "owned" by a Participant for purposes of the Tariff and the other provisions of Part Four of the Agreement.

15.2 Maintenance and Operation in Accordance with Good Utility Practice. Each Participant which owns or operates PTF or other transmission facilities rated 69 kV or above shall, to the fullest extent practicable, cause all such transmission facilities owned or operated by it to be designed, constructed, maintained and operated in accordance with Good Utility Practice.

15.3 Central Dispatch. Each Participant which owns or operates PTF or other transmission facilities rated 69 kV or above shall, to the fullest extent practicable, subject all such transmission facilities owned or operated by it to central dispatch by the System Operator; provided, however, that each Participant shall at all times be the sole judge as to whether or not and to what extent safety requires that at any time any of such facilities will be operated at less than their full capability or not at all.

15.4 Maintenance and Repair. Each Participant shall, to the fullest extent practicable: (a) cause transmission facilities owned or operated by it to be withdrawn from operation for maintenance and repair only in accordance with maintenance schedules reported to and published by the System Operator in accordance with procedures approved or established by the Regional Transmission Operations Committee from time to time,
        (b) restore such facilities to good operating condition with reasonable promptness, and (c) in emergency situations, accelerate maintenance and repair at the reasonable request of the System Operator in accordance with rules approved or established by the Regional Transmission Operations Committee.

15.5 Additions to or Upgrades of PTF. The need for an addition to or upgrade for PTF may be determined in connection with an application or request for service under the Tariff, or may be separately identified by a NEPOOL committee, a Participant or the System Operator. In accordance with the Tariff, if it is likely that a Direct Assignment Facility will be required, a study to assess available transmission capacity and, if necessary, a System Impact Study and a Facilities Study shall be performed by the affected Participant in whose Local Network the addition or upgrade would be effected and may be effected by the Participant in any other case, subject to review by the System Operator. A study may also be conducted by the Regional Transmission Planning Committee and/or the System Operator with review of the study by the System Operator if it does not perform the study. Studies to assess available transmission capacity and System Impact Studies and Facilities Studies shall be conducted in accordance with the applicable methodology specified in Attachments C and D to the Tariff and the procedures specified in the Tariff with respect to the payment of the costs of the study shall apply.

        If the studies conducted in connection with an application or request for service under the Tariff, or as part of a separate review by a Participant, the Regional Transmission Planning Committee or the System Operator, indicate that new facilities or a facility modification or other upgrade of PTF facilities are necessary to ensure adequate, economic and reliable operation of the bulk power supply systems of the Participants for regional purposes, whether or not a particular customer is benefited, one or more Participants or other entities, may be designated by the Regional Transmission Planning Committee, subject to review by the System Operator, to design or effect the construction or modification. The Participants shall be obligated to support all of the carrying costs of the facility which are not designated for support by particular Participants or Non-Participants as Direct Assignment Facilities or on some other basis in accordance with the Tariff or by mutual agreement, on a load ratio share basis during the Transition Period and thereafter as part of the Annual Transmission Revenue Requirements to be paid through the Regional Network Service rate.

        In determining the support obligations ("Support Shares") for a particular PTF upgrade or addition, the Regional Transmission Planning Committee, subject to review by the System Operator, may determine that the proposed facilities exceed regional system and regulatory or other public requirements. In such a case, the Regional Transmission Planning Committee, subject to review by the System Operator, may require the Participant in whose Local Network the addition or upgrade is to be effected, to bear the excess cost and include it in the costs to be recovered under the Participant's Local Network Service tariff.

        In fixing the support obligations of a PTF addition or upgrade, the Regional Transmission Planning, subject to review by the System Operator, may require that a portion or all of the costs be paid by particular users. The designation of the users of a particular facility supporting the facility may be changed by the Regional Transmission Planning Committee, subject to review by the System Operator, from time to time as the use changes.

        Upon the designation of a Participant or other entity to design and effect a PTF addition or upgrade and the fixing of the support payments to be made by the Participants and Non-Participants, the designated Participant or other entity shall, subject to Sections 18.4 and 18.5 and the receipt of any necessary public approvals or permits and the acquisition of any required rights of way or other property, use its best efforts to effect the proposed construction or modification.

        The terms of the support arrangement for a particular PTF addition or upgrade with respect to continued support of the facility in the event of a termination of NEPOOL, the cancellation of the project due to a failure to obtain regulatory approvals or permits or required rights of way or other property, or action to terminate the project before its completion for whatever reason shall be determined by agreement between the designated Participant(s) or other entity and the Regional Transmission Planning Committee, subject to review by the System Operator, as a part of the designation process on a case-by-case basis.

                                    SECTION 16
                               SERVICE UNDER TARIFF

16.1 Effect of Tariff. The Tariff specifies the terms and conditions under which the Participants will provide regional transmission service through NEPOOL. This Section 16 specifies various rights and obligations with respect to the revenues to be collected by NEPOOL for the Participants under the Tariff and related matters. The usage in this Section 16 of terms which are defined in the Tariff and not otherwise defined in this Agreement is in accordance with the definitions of such terms in the Tariff.

16.2 Obligation to Provide Regional Service. The Participants which own PTF shall collectively provide through NEPOOL regional transmission service over their PTF facilities, and the facilities of their Related Persons which constitute PTF in accordance with Section 15.1, to other Participants and other Eligible Customers pursuant to the Tariff. The Tariff provides open access for all of the types of regional transmission service required by Participants and other Eligible Customers over PTF and it is intended to be the only source of such service, except for service provided for Excepted Transactions.

16.3 Obligation to Provide Local Network Service. Each Participant which owns the PTF or other transmission facilities shall provide Local Network Service to other Participants or other Eligible Customers connected to the Transmission Provider's transmission system pursuant to a tariff (a "Local Network Service Tariff") filed by the Transmission Provider with the Commission. A Participant is also obligated to provide Local Point-to-Point Service under its Local Network Service Tariff or otherwise, to permit a Participant or other Entity with an Entitlement in a generating unit in the Participant's Local Network to deliver the output of the generating unit to an interconnection point on PTF.

        A Local Network Service tariff shall provide:

        (i) for a pro rata allocation of monthly revenue requirements between the Participant which is the Transmission Provider and the Participants and other Eligible Customers receiving service under the tariff on the basis of their loads during the hour in the month in which the total connected load to the Local Network is at its maximum, without any adjustment for credits for generation;

        (ii) for the recovery under the Local Network Service tariff of that portion of the Transmission Provider's Annual Transmission Revenue Requirements with respect to PTF which is not recovered through the distribution of revenues from Regional Network Service pursuant to Section 16.6(a);

        (iii) that where all or a part of the load of a Participant or other Eligible Customers taking service under the tariff is connected directly to PTF, the Participant or other Eligible Customers receiving the service shall pay each Year during the Transition Period for such service with respect to the load solely connected to PTF the percentage specified in the schedule below of the applicable Local Network Service charge for service across non-PTF transmission facilities and shall have no obligation to pay charges for service across non-PTF transmission facilities with respect to that portion of the connected load after the Transition Period, but shall continue to pay its share of any other Local Network Service costs directly associated with the PTF-connected load; provided that in the event of any inconsistency between the foregoing provisions and the terms of any Excepted Transaction which is listed in Attachment G-1 to the Tariff, the Excepted Transaction shall control:

                Year One     Year Two    Year Three    Year Four     Year Five
% of charge       100%          80%          60%          40%           20%
to be paid



        (iv) that if the Transmission Provider provides Tie Benefit Service, amounts received by it from NEPOOL pursuant to Section 16.6 out of revenues received for such service shall reduce its Local Network Service revenue requirements;

        (v) that if the Transmission Provider receives a distribution pursuant to Section 16.6 from NEPOOL out of revenues paid for Through or Out Service, the amounts received shall reduce its Local Network Service revenue requirements;

        (vi) that if the Transmission Provider receives transmission revenues with respect to an Excepted Transaction, the amounts received shall reduce its Local Network Service revenue requirements; and

        (vii) any Transition Payment paid or received by the Transmission Provider shall increase or reduce, as appropriate, its Local Network Service revenue requirements.

16.4 Transmission Service Availability. The availability of transmission capacity to provide transmission service under the Tariff shall be determined in accordance with the Tariff. In determining the availability of transmission capacity, existing committed uses of the Participants' transmission facilities shall include uses for existing firm loads and reasonably forecasted changes in such loads, and for Excepted Transactions.

16.5 Transmission Information. Information concerning (i) available transmission capacity, (ii) transmission rates and (iii) system conditions that may give rise to Interruptions or Curtailments shall be made available to all Participants and Non-Participants through the OASIS on a timely and non-discriminatory basis. All Participants owning PTF or other transmission facilities rated 69 kV or higher shall make available to the System Operator the information required to permit the maintenance of the OASIS in compliance with Commission Order 889 and any other applicable Commission orders; provided that no Participant shall be required to furnish information which is required to be treated as confidential in accordance with NEPOOL policy without appropriate arrangements to protect the confidentiality of such information.

16.6 Distribution of Transmission Revenues. Payments required by the Tariff for the use of the NEPOOL Transmission System shall be made to NEPOOL and shall be distributed by it in accordance with this Section 16.6.

        A. Regional Network Service Revenues. Revenues received by NEPOOL for providing Regional Network Service each month during the Transition Period shall be distributed to the Participants owning or supporting PTF in part on the basis of allocated flows for the region as determined in accordance with the methodology specified in Attachment A to this Agreement and in part in proportion to the respective Annual Transmission Revenue Requirements for PTF of the owners and supporters, in accordance with the following Schedule:

                Year One     Year Two     Year Three     Year Four     Year Five
Allocated
flows:             25%          20%           15%           10%            5%
Annual
Transmission
Revenue
Requirements       75%          80%           85%           90%          95%



               Revenues received by NEPOOL for providing Regional Network Service each month after the Transition Period shall be distributed to the Participants owning or supporting PTF in proportion to their respective Annual Transmission Revenue Requirements for PTF.

        B. Through or Out Service Revenues. The revenues received by NEPOOL each month for providing Through or Out Service shall be distributed among the Participants owning PTF on the basis of allocated flows for the transaction determined in accordance with the methodology specified in Attachment A to this Agreement; provided that for service provided during the Transition Period but not thereafter, for an "Out" transaction which originates on the system of a Participant which owns the PTF facilities on the New England side of the interface with the other Control Area over which the transaction is delivered, 100% of the megawatt mile flows with respect to the transaction shall be deemed to occur on such Participant's system.

        C. Tie Benefit Service Revenues. The revenues received each month by NEPOOL for Tie Benefit Service with respect to the transmission ties to New York and New Brunswick shall be distributed as follows during and after the Transition
               Period:

               1.      New York Ties

                       The revenues derived relating to Tie Benefits received from the New York ties will be distributed as follows:

                              Northeast Utilities System Companies    72%
                              New England Power Company               14%
                              Vermont Electric Power Company          14%

               2.      New Brunswick Ties

                       The revenues derived relating to Tie Benefits received from the New Brunswick tie will be distributed as follows:

                              Central Maine Power Company          78.32%
                              Bangor Hydro-Electric Company        14.19%
                              Maine Public Service Company          7.49%

        D. Transition Payments. Transition Payments received by NEPOOL each month shall be distributed to the Participants in accordance with Schedule 11 to the Tariff.

16.7 Changes to Tariff. The Tariff constitutes part of the Agreement and shall be subject to change either in accordance with Section 21.11 or by an affirmative vote of members of the Management Committee having at least 70% of the aggregate Voting Shares to which all members are entitled; provided, however, that the negative votes of any two or more members representing Participants which are not Related Persons of each other and which have at least 20% of the aggregate Voting Shares to which all members are entitled shall defeat any proposed change. In determining whether the negative vote total specified above has been reached, the following limitation shall be applied: if the member representing any Participant would be entitled to cast against the proposed action more than 18% of the aggregate Voting Shares to which all members are entitled, such member shall be entitled to vote negatively only 18% of such aggregate Voting Shares. Nothing in this Agreement shall be deemed to affect in any way the ability of any Participant or Non-Participant to apply to the Commission under Section 205 or 206 of the Federal Power Act for a change in any rate, charge, term, condition or classification of service under the Tariff.

                                    SECTION 17
                            POOL-PLANNED UNIT SERVICE

17.1 Effective Period. The provisions contained in this Section 17 shall continue in effect until the fifth anniversary of the effective date of the Tariff, and shall be of no effect after that date.

17.2 Obligation to Provide Service. Until the fifth anniversary of the effective date of the Tariff, each Participant shall provide service over its PTF facilities under this Section 17 rather than under the Tariff, for the following purposes:

               (a) the transfer to a Participant's system of its ownership interest or its Unit Contract Entitlement under a contract entered into by it before November 1, 1996 in a Pool-Planned Unit which is off its system;

               (b) the transfer to a Participant's system of its Entitlement in a purchase under a contract entered into by it before November 1, 1996 (including a purchase under the HQ Phase II Firm Energy Contract) from Hydro-Quebec where the line over which the transfer is made into New England is the HQ Interconnection; and

               (c) the transfer to a Non-Participant of its Entitlement in a Pool-Planned Unit pursuant to an arrangement which has been approved prior to November 1, 1996 by the Management Committee.

17.3 Rules for Determination of Facilities Covered by Particular Transactions. It is anticipated that it may be necessary with respect to a particular transmission use under subsection (a), (b) or (c) of
        Section 17.2 to determine whether the transaction is effected entirely over PTF, entirely over facilities that are not PTF, or partially over each.

        The following rules shall be controlling in the determination of the facilities required to effect the use:

               (a) To the extent that EHV PTF is available to effect the transaction, over all or part of the distance to be covered, the use shall be deemed to be effected on such EHV PTF over such portion of the distance to be covered.

               (b) To the extent that EHV PTF is not available for the entire distance to be covered by the use, but Lower Voltage PTF is available to cover all or part of the distance not covered by EHV PTF, the transaction shall be deemed to be effected on such Lower Voltage PTF.

               If a Participant has ownership or contractual rights with respect to an Excepted Transaction which are independent of this Agreement and the Tariff and are adequate to provide for a transfer of the types specified in subsections 17.2(a),
               (b) or (c), and such rights are not limited to the transfer in question, the transfer shall be deemed to have been effected pursuant to such rights and not pursuant to the provisions of this Agreement. A copy of each instrument establishing such rights, or an opinion of counsel describing and authenticating such rights, shall be filed with the Secretary of the Management Committee.

17.4    Payments for Uses of EHV PTF During the Transition Period.

        (a) Each Participant shall pay each month for its uses of EHV PTF for transfers of Entitlements pursuant to subsections (a) or (b) of Section 17.2, one-twelfth of the NEPOOL EHV PTF Participant Summer or Winter Wheeling Rate in effect for the calendar year ending December 31, 1996, as determined in accordance with the Prior NEPOOL Agreement, for each Kilowatt of its current Entitlements which qualify for transfer pursuant to subsections (a) or (b) of Section 17.2, except as otherwise provided in Section 17.3; provided that such payment shall be required with respect to only one-half the Kilowatts covered by a NEPOOL Exchange Arrangement (as hereinafter defined).

               Each Participant which is a party to the HQ Phase II Firm Energy Contract (other than a Participant (i) whose system is directly interconnected to the HQ Interconnection or (ii) which has contractual rights independent of this Agreement and the Tariff which give it direct access to the HQ Interconnection and which are not limited to transfers of Energy delivered over the HQ Interconnection) shall also pay each month for the use of EHV PTF for deliveries under the Phase II Firm Energy Contract during the Base Term of the HQ Phase II Firm Energy Contract, one-twelfth of the NEPOOL EHV PTF Participant Summer or Winter Wheeling Rate in effect for the calendar year ending December 31, 1996, as determined in accordance with the Prior NEPOOL Agreement, for each Kilowatt of its HQ Phase II Net Transfer Responsibility for the month. If, and to the extent that, such Responsibility continues for any period by which the term of said Contract extends beyond the Base Term, each such Participant shall continue to pay the above rate during the extension period with respect to its continuing Responsibility. A Participant shall not be deemed to be directly interconnected to the HQ Interconnection for purposes of this paragraph solely because of its participation in arrangements for the support and/or use of PTF facilities installed or modified to effect reinforcements of the New England AC transmission system required in connection with the HQ Interconnection. A copy of each contract establishing rights independent of this Agreement and the Tariff which provides direct access to the HQ Interconnection, or an opinion of counsel describing and authenticating such rights, shall be filed with the Secretary of the Management Committee.

               The NEPOOL EHV PTF Participant Summer Wheeling Rate for any calendar year shall be applicable to the months in the Summer Period.

               The NEPOOL EHV PTF Participant Winter Wheeling Rate for any calendar year shall be applicable to the months in the Winter Period.

               A NEPOOL Exchange Arrangement is one entered into by two Participants each of which has an ownership interest in a Pool-Planned Unit on its own system pursuant to which each sells out of its ownership interest, a Unit Contract Entitlement to the other for a period of time which is, in whole or part, the same for both sales. Such an arrangement shall constitute a NEPOOL Exchange Arrangement even though the beginning and ending dates of the two Unit Contract sale periods are different, but only for the period for which both sales are in effect. If for any period the number of Kilowatts covered by the two
               Unit Contract Entitlements of a NEPOOL Exchange Agreement are not the same, the portion of the larger Entitlement which exceeds the amount of the smaller Entitlement shall not be deemed to be covered by such NEPOOL Exchange Arrangement for purposes of this Section 17.4.

        (b) Each Participant shall pay each month for its use of EHV PTF for a transfer of an Entitlement in a Pool-Planned Unit to a Non-Participant pursuant to Section 17.2(c) such charge as is fixed by the Management Committee at the time of its approval of the sale, and filed with the Commission.

        (c) Fifty percent of all amounts required to be paid with respect to transfers by a Participant pursuant to subsection (a) or (b) of
               Section 17.2 shall be paid to a pool transmission fund and distributed monthly among the Participants in proportion to the respective amounts of their costs with respect to EHV PTF for the calendar year 1996 as determined in accordance with the Prior NEPOOL Agreement.

        (d) The remaining 50% of all amounts required to be paid with respect to transfers by a Participant pursuant to subsections
               (a) or (b) of Section 17.2 shall be paid to, and retained by, the Participant on whose system the transfer originates, or in the event the EHV PTF system of such Participant is supported in part by other Participants, then to the Participant on whose system the transfer originates and such other Participants in proportion to the respective shares of the costs of such EHV PTF system borne by each of them or in such other manner as the Participants involved may jointly direct; provided that the Participant on whose system the transfer originates shall have the right to waive such 50% payment in whole or part as to a particular transfer except that no such waiver may adversely affect the payments to any other Participant which is supporting in part the originating system's EHV PTF system.

17.5 Payments for Uses of Lower Voltage PTF. Each Participant which uses another Participant's Lower Voltage PTF pursuant to this Section 17 shall pay each month to the owner of such Lower Voltage PTF (1) for each Kilowatt of its use of such Lower Voltage PTF for transfer of Entitlements pursuant to Subsections 17.2(a), (b) or (c) during the month, and (2) during the Base Term of the HQ Phase II Firm Energy Contract (and during any extension of the term of said Contract if and to the extent its HQ Phase II Net Transfer Responsibility continues during the extension period) for each Kilowatt of its HQ Phase II Net Transfer Responsibility for the month, the owner's Lower Voltage PTF Winter Wheeling Rate or Summer Wheeling Rate for the 1996 calendar year, as determined in accordance with the Prior NEPOOL Agreement.

17.6 Use of Other Transmission Facilities by Participants. Each Participant which has no direct connection between its system and PTF shall be entitled to use the non-PTF transmission facilities of any other Participant required to reach its system for any of the purposes for which PTF may be used under Section 17.2. Such use shall be effected, and payment made, in accordance with the other Participant's filed open access tariff.

17.7    Limits on Individual Transmission Charges.

        Any charges for transmission service pursuant to this Section 17 by any Participant to another Participant shall be just, reasonable and not unduly discriminatory or preferential. No provision of this Section 17 shall be construed to waive the right of any Participant to seek review of any charge, term or condition applicable to such transmission service by another Participant by the Commission or any other regulatory authority having jurisdiction of the transaction.

                                    PART FIVE
                                     GENERAL

                                    SECTION 18
                      GENERATION AND TRANSMISSION FACILITIES

18.1    Designation of Pool-Planned Facilities.

        At the request of a Participant, the Management Committee shall designate as "pool-planned" a generating or transmission facility to be constructed by the Participant or its Related Person if the Management Committee determines that the facility is consistent with NEPOOL planning. The Management Committee may not unreasonably withhold designation as a Pool-Planned Facility of a generation unit or other facility proposed by one or more Participants in order to satisfy their anticipated Installed Capability Responsibilities with a mix of generation and other resources reasonably comparable as to economics and types to that being developed for New England.

18.2    Construction of Facilities.

        Subject to Sections 13.1, 15.2, 15.5, 18.3, 18.4 and 18.5, and to the
        provisions of the Tariff, each Participant shall have the right to determine whether, and to what extent, additions to and modifications in its generating and transmission facilities shall be made. However, each Participant shall give due consideration to recommendations made to it by the Management Committee or the System Operator for any such additions or modifications and shall follow such recommendations unless it determines in good faith that the recommended actions would not be in its best interest.

18.3 Protective Devices for Transmission Facilities and Automatic Generation Control Equipment.

        Each Participant shall install, maintain and operate such protective equipment and switching, voltage control, load shedding and emergency facilities as the Management Committee may determine to be required in order to assure continuity of service and the stability of the interconnected transmission facilities of the Participants. Until the Second Effective Date, each Participant shall also install, maintain and operate such Automatic Generation Control equipment as the Management Committee may determine to be required in order to maintain proper frequency for the interconnected bulk power system of the Participants and to control power flows on interconnections between Participants and Non-Participants.

18.4    Review of Participant's Proposed Plans.

        Each Participant shall submit to the Management Committee, the Market Reliability Planning Committee or the Regional Transmission Planning Committee, as appropriate, and the Regional Market Operations Committee or the Regional Transmission Operations Committee, as appropriate, for review by them and the System Operator, in such form, manner and detail as the Management Committee may reasonably prescribe, (i) any new or materially changed plan for additions to, retirements of, or changes in the capacity of any supply and demand-side resources or transmission facilities rated 69 kV or above subject to control of such Participant, and (ii) any new or materially changed plan for any other action to be taken by the Participant which may have a significant effect on the stability, reliability or operating characteristics of its system or the system of any other Participant. No significant action (other than preliminary engineering action) leading toward implementation of any such new or changed plan shall be taken earlier than sixty days (or ninety days, if the Management Committee determines that it requires additional time to consider the plan and so notifies the Participant in writing within the sixty days) after the plan has been submitted to the Committees. Unless prior to the expiration of the sixty or ninety days, whichever is applicable, the Management Committee notifies the Participant in writing that it has determined that implementation of the plan will have a significant adverse effect upon the reliability or operating characteristics of its system or of the systems of one or more other Participants, the Participant shall be free to proceed. The time limits provided of this Section 18.4 may be changed with respect to any such submission by agreement between the Management Committee and the Participant required to submit the plan.

18.5    Participant to Avoid Adverse Effect.

        If the Management Committee notifies a Participant pursuant to Section
        18.4 that implementation of the Participant's plan has been determined to have a significant adverse effect upon the reliability or operating characteristics of its system or the systems of one or more other Participants, the Participant shall not proceed to implement such plan unless the Participant takes such action or constructs at its expense such facilities as the Management Committee determines to be reasonably necessary to avoid such adverse effect; provided that if the plan is for the retirement of a supply or demand-side resource, the Participant may proceed with its plan only if, after engaging in good faith negotiations with persons designated by the Management Committee to address the adverse effects on reliability or operating characteristics, the negotiations either address the adverse effects to the satisfaction of the Management Committee, or no satisfactory resolution can be achieved on terms acceptable to the parties within 90 days of the Participant's receipt of the Management Committee's notice. Any agreement resulting from such negotiations shall be in writing and shall be filed in accordance with the Commission's filing requirements if it requires any payment.

                                    SECTION 19
                                     EXPENSES

19.1    Annual Fee.

        Each Participant shall pay to NEPOOL in January of each year an annual fee of $500, which shall be applied toward NEPOOL expenses.

19.2    NEPOOL Expenses.

        It is an objective of the Participants to work with the System Operator to establish to the maximum extent possible fees that fairly allocate NEPOOL and System Operator costs directly to the Participants and Non-Participants responsible for such costs, rather than through the general expense allocation identified below. Subject to the continued payment of a portion of NEPEX Expenses from the Savings Fund until the Second Effective Date in accordance with the Prior NEPOOL Agreement, the balance of NEPOOL expenses remaining to be paid after the application of (i) the annual fee to be paid pursuant to Section 19.1, and (ii) any fees or other charges for services or other revenues received by NEPOOL, or collected on its behalf by the System Operator, shall be allocated among and paid monthly by the Participants in accordance with their respective Voting Shares.

                                    SECTION 20
                           INDEPENDENT SYSTEM OPERATOR

        (a) The Management Committee is authorized and directed to approve one or more agreements to be entered into with the ISO upon its activation (the "ISO Agreement") and any amendments to the ISO Agreement which the Committee may deem necessary or appropriate from time to time. The ISO Agreement shall specify the rights and responsibilities of NEPOOL and the ISO, including the responsibilities of the ISO, for the continued operation of the NEPOOL control center by the ISO as the control center operator for the NEPOOL Control Area and the administration of the Tariff. In addition, the ISO shall be responsible for the furnishing of billing and other services required by NEPOOL.

        (b) The fees and charges of the ISO (other than fees and charges for services which are separately billed), and any indemnification payable under the ISO Agreement, shall be shared by the Participants in accordance with Section 19.

        (c) The Participants shall provide to the ISO the financial support, information and other resources necessary to enable the ISO to provide the services specified in the ISO Agreement, or in this Agreement, in accordance with Good Utility Practice and subject to the budgeting, approval and dispute resolution provisions of the ISO Agreement and this Agreement.

        (d) The Participants shall provide appropriate funding for the acquisition of land, structures, fixtures, equipment and facilities, and other capital expenditures for the ISO, which are included in the annual budget for the ISO in accordance with the provisions of the ISO Agreement, or otherwise specifically approved by the Management Committee. All such land, structures, fixtures, equipment and facilities, and other capital assets, and all software or other intellectual property or rights to intellectual property or other assets, acquired or developed by the ISO in order to carry out its responsibilities under the ISO Agreement shall be the property of the Participants or shall be acquired by the Participants under lease in accordance with arrangements approved by the Management Committee. Unless otherwise agreed by the Participants, the funding of the acquisition, or lease, of land, structures, fixtures, equipment and facilities, and other capital expenditures, or the acquisition of other assets, and the ownership thereof, or the obligations of Participants as lessees, shall be in proportion to the Voting Shares of each Participant in effect as from time to time. The Participants shall make all such assets (including the assets of the existing NEPOOL headquarters and control center) available for use by the ISO in carrying out its responsibilities under the ISO Agreement. The ISO Agreement shall require the ISO, on behalf of the Participants, to maintain and care for, insure as appropriate, and pay any property taxes relating to, assets made available for its use.

        (e) The ISO Agreement shall require the ISO to refrain from any action that would create any lien, security interest or encumbrance of any kind upon the facilities, equipment or other assets of any Participant, or upon anything that becomes affixed to such facilities, equipment or other assets. The Participants and the ISO shall include in the ISO Agreement a provision that, upon the request of any Participant, the ISO shall (i) provide a written statement that it has taken no action that would create any such lien, security interest or encumbrance, and (ii) take all actions within the control of the ISO, at the direction and expense of the requesting Participant, required for compliance by such Participant with the provisions of its mortgage relating to such facilities, equipment or other assets.

        (f) The ISO shall have the right to appoint a non-voting member and an alternate to each NEPOOL committee other than the Management Committee. The member appointed to each committee shall have all of the rights of any other member of the committee except the right to vote.

        (g) The ISO shall have the same rights as a Participant to appeal to the Management Committee any action taken by any other NEPOOL committee, and shall be entitled to appear before the Management Committee on any such appeal. Further, the ISO shall be entitled to submit any dispute with respect to a vote of the Management Committee to approve, modify, or reject a proposed action to resolution in accordance with Section 21.1, whether or not the action could have been submitted by a Participant in accordance with Section 21.1A. In addition, the ISO shall be entitled to submit any dispute with respect to a vote of the Management Committee which denies an appeal to the Management Committee by the ISO or which takes action on any rulemaking issue to the Board of Directors of the ISO for determination, subject to the right of the Management
               Committee to seek a review in accordance with the Alternate Dispute Resolution procedures or by the Commission. The ISO shall give notice of any such submission to the Secretary of the Management Committee within ten days of the action of the Management Committee and shall mail a copy of such notice to each member of the Management Committee. Pending final action on the submission in accordance with Section 21.1 or by the Board of Directors of the ISO or the Commission, as appropriate, the giving of notice of the submission shall suspend the Management Committee's action. Unless the Board of Directors of the ISO acts within 60 days of the ISO's notice to the Management Committee, the Management Committee action will be deemed to be approved.

        (h) The ISO Agreement shall specify the ISO's independent authority with respect to rulemaking.

        (i) NEPOOL and its committees and the ISO shall consult and coordinate from time to time with the relevant state regulatory, siting and other authorities of the six New England states on operating, planning and other issues of concern to the states. The New England Conference of Public Utilities Commissioners, Inc. (NECPUC) or its designee shall be furnished notices of meetings of all NEPOOL committees and the Board of Directors of the ISO, and minutes of their meetings. NECPUC and other state authorities shall be provided an appropriate opportunity to appear at meetings of the NEPOOL committees and the Board of Directors of the ISO and to present their views.
               Representatives of NEPOOL and the ISO shall be designated to attend meetings of NECPUC or any committee or task force of NECPUC, to the extent NECPUC or its committee or task force may deem such attendance appropriate.

                                    SECTION 21
                             MISCELLANEOUS PROVISIONS

21.1    Alternative Dispute Resolution.

        A.     General:

               If the ISO is aggrieved by a vote of the Management Committee to approve, modify or reject a proposed action under this Agreement, including the Tariff, it may submit the matter for resolution hereunder. If the Management Committee is aggrieved by an action of the ISO Board of Directors ("ISO Board") under this Agreement, including the Tariff or the ISO Agreement (as defined in Section 20(a)), the Management Committee may submit the matter for resolution hereunder; provided, however, that if the action of the ISO relates to rulemaking, the Management Committee may submit the matters for resolution under this
               Section 21.1 only with the concurrence of the ISO. Any Participant which is aggrieved by a vote of the Management Committee to approve, modify or reject a proposed action under this Agreement, including the Tariff, may, as provided below, submit the matter for resolution hereunder if the vote:

               (1) requires such Participant to make a payment or to take any action pursuant to this Agreement; or

               (2) reduces the amount of any receipt or forbids, pursuant to this Agreement, the taking of any action by the Participant; or

               (3) fails to afford it any right to which it is entitled under the provisions of this Agreement or imposes on it a burden to which it is not subject under the provisions of this Agreement; or

               (4) results in the termination of the Participant's status as a Participant or imposes any penalty on the Participant; or

               (5) results in an allocation of transmission or other facilities support obligations; or

               (6) fails to grant in full an application for transmission service pursuant to the Tariff.

               No legal or regulatory proceeding (except those reasonably necessary to toll statutes of limitations, claims for laches or other bars to later legal or regulatory action) shall be initiated by any Participant with respect to any such matter while proceedings are pending under this Section with respect to the matter.

        B.     Procedure:

               (1) Submission of a Dispute: The ISO or a Participant seeking review of a vote of the Management Committee shall give written notice to the Secretary of the Management Committee within ten business days of the vote, and shall mail or telecopy a copy of its notice to each member of the Management Committee. Where the Management Committee is seeking review of an action of the ISO Board, the Management Committee shall give written notice to the Secretary of the ISO Board. The provider of notice under this Section shall be referred to herein as the "Aggrieved Party."

               (2) Suspension of Action: If the ISO seeks review of a vote of the Management Committee pursuant to this Section, the vote to be reviewed shall be suspended pending resolution of such review by the arbitrator or the Commission if raised in regulatory proceedings. If a Participant seeks such a review, the vote to be reviewed shall be suspended for up to 90 days following the giving of the Participant's notice pending resolution of any arbitration proceeding unless the Management Committee determines that the suspension will imperil the stability or reliability of the NEPOOL Control Area bulk power supply.

               (3) Aggrieved Party Options: (i) If the notice is to seek review of a vote of the Management Committee, the Aggrieved Party's notice to the Management Committee shall invoke arbitration as described herein in its notice pursuant to paragraph B(1), and may also initiate mediation with the agreement of the Management Committee, while reserving such Party's right to proceed with the arbitration if mediation does not resolve the matter within 20 days of the giving of the Party's notice or such longer period as may be fixed by mutual agreement of the Management Committee and the Aggrieved Party. Notwithstanding the initiation of mediation, the arbitration proceeding shall proceed concurrently with the selection of the arbitrator pursuant to paragraph C(1) of this Section 21.1.

               (ii) If the notice is to seek review of an ISO action, the Management Committee's notice to the ISO Board shall (subject to the concurrence of the ISO for actions relating to rulemaking as provided in Section 21.1A) invoke arbitration as described herein in its notice pursuant to paragraph B(1), and may also initiate mediation with the agreement of the ISO Board, while reserving the Management Committee's right to proceed with the arbitration if mediation does not resolve the matter within 20 days of the giving of the Management Committee's notice or such longer period as may be fixed by mutual agreement of the ISO Board and the Management Committee. Notwithstanding the initiation of mediation, the arbitration proceeding shall proceed concurrently with the selection of the arbitrator pursuant to paragraph C(1) of this Section 21.1.

               (4) Mediation Positions not to be Used Elsewhere: All mediation proceedings pursuant to this Section are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

               (5) Time Limits; Duration: Any other Participant that wishes to participate in an arbitration proceeding hereunder shall give signed written notice to the Secretary of the Management Committee, and to the Secretary of the ISO Board if the ISO is involved in such arbitration, no later than ten calendar days after the giving of the notice of arbitration. The arbitration procedure shall not exceed 90 calendar days from the date of the Aggrieved Party's notice invoking arbitration to the arbitrator's decision unless the parties agree upon a longer or shorter time. All agreements by the ISO or the aggrieved Participant and the Management Committee to use mediation shall establish a schedule which will control unless later changed by mutual agreement.

               C.      Arbitration:

                       (1) Selection of Arbitrator: The ISO or the aggrieved Participant and the Management Committee shall attempt to choose by mutual agreement a single neutral arbitrator to hear the dispute. If the ISO or the Participant and the Management Committee fail to agree upon a single arbitrator within ten calendar days of the giving of notice of arbitration to the Secretary of the Management Committee or the Secretary of the ISO Board, as the case may be, the American Arbitration Association shall be asked to appoint an arbitrator. In either case, the arbitrator shall be knowledgeable in matters involving the electric power industry, including the operation of control areas and bulk power systems, and shall not have any substantial business or financial relationships with the ISO, NEPOOL or its Participants (other than previous experience as an arbitrator) unless otherwise mutually agreed by the ISO or the aggrieved Participant and the Management Committee.

                       (2) Costs: NEPOOL shall be responsible for all of the costs of the proceeding if it is initiated by the ISO or by the Management Committee. If a proceeding is initiated by an aggrieved Participant, each party shall be responsible for the following costs, if applicable:

                              (i) its own costs incurred during the arbitration process (except that this does not preclude billing the aggrieved Participant for its share of NEPOOL Expenses that may include the Management Committee's arbitration costs); plus

                              (ii) One half of the common costs of the
                                   arbitration including, but not limited to, the arbitrator's fee and expenses, the rental charge for a hearing room and the cost of a court reporter and transcript, if required.

                       (3) Hearing Location: Unless otherwise mutually agreed, the site for all arbitration hearings shall be NEPOOL counsel's office.

               D.      Rules and Procedures:

                       (1) Procedure and Discovery: The procedural rules (if any), the conduct of the arbitration and the availability, extent and duration of pre-hearing discovery (if any), which shall be limited to the minimum necessary to resolve the matters in dispute, shall be determined by the arbitrator in his/her sole discretion at or prior to the initial hearing.

                       (2) Pre-hearing Submissions: The Aggrieved Party shall provide the arbitrator with a brief written statement of its complaint and a statement of the remedy or remedies it seeks, accompanied by copies of any documents or other materials it wishes the arbitrator to review. The Management Committee will provide the arbitrator with a copy of this Agreement and all relevant implementing documents, a brief description of the action being arbitrated, copies of the minutes of all NEPOOL committee meetings at which the matter was discussed, a brief statement explaining why the Management Committee believes its decision should be upheld by the arbitrator, and copies of any documents or other materials the Management Committee wishes the arbitrator to review. If the Management Committee is the Aggrieved Party, the ISO Board will provide copies of minutes of the ISO Board meetings at which the matter was discussed, a brief statement explaining why the ISO Board believes its decision should be upheld by the arbitrator, and copies of any documents or other materials the ISO Board wishes the arbitrator to review. These submissions shall be made within five days after the selection of the arbitrator.

                              In addition, each party shall designate one or more individuals to be available to answer questions the arbitrator may have on the documents or other materials submitted by that party. The answers to all such questions shall be reduced to writing by the party providing the answer and a copy shall be furnished to the other party.

                       (3) Initial Hearing: An initial hearing will be held no later than 10 days after the selection of the arbitrator and shall be limited to issues raised in the pre-hearing filings. The scheduling of further hearings at the request of either party or on the arbitrator's own motion shall be within the sole discretion of the arbitrator.

                       (4) Decision: The arbitrator's decision shall be due, unless the deadline is extended by mutual agreement of the ISO or the aggrieved Participant and the Management Committee, within sixty days of the initial hearing or within ninety days of the Aggrieved Party's initiation of arbitration, whichever occurs first. The arbitrator shall be authorized only to interpret and apply the provisions of this Agreement and the arbitrator shall have no power to modify or change the Agreement in any manner.

                       (5) Effect of Arbitration Decision: The decision of the arbitrator will be conclusive in a subsequent regulatory or legal proceeding as to the facts determined by the arbitrator but will not be conclusive as to the law or constitute precedent on issues of law in any subsequent regulatory or legal proceedings.

                       An aggrieved party may initiate a proceeding with a court or with the Commission with respect to the arbitration or arbitrator's decision only:

                              o    if the arbitration process does not
                                   result in a decision within the time
                                   period specified and the proceeding is
                                   initiated within thirty days after the
                                   expiration of such time period; or

                              o    on the grounds specified in Sections 10
                                   and 11 of Title 9 of the United States
                                   Code for judicial vacation or
                                   modification of an arbitration award and the proceeding is initiated within thirty days of the issuance of the arbitrator's decision.

                       (6) Other Disputes: In the event a dispute arises with a Non-Participant which receives or is eligible to receive service under this Agreement or the Tariff with respect to such service, the Non-Participant shall have the right to have the dispute considered by the Management Committee.
                              In the event the Non-Participant is aggrieved by the Management Committee's vote on the dispute, and the vote has any of the effects specified in paragraph A of this Section 21.1, the aggrieved Non-Participant may require that the dispute be resolved in accordance with this Section 21.1. To the extent that NEPOOL provides services to Non-Participants under separate agreements, the Management Committee shall incorporate the provisions of this Section by reference in any such agreement, in which case the term "Participant" shall be deemed for purposes of the dispute resolution provisions to include such Non-Participant purchasers of NEPOOL services.

21.2    Payment of Pool Charges; Termination of Status as Participant.

        (a) Any Participant shall have the right to terminate its status as a Participant upon no less than six months' prior written notice given to the Secretary of the Management Committee.

        (b) If at any time during the term of this Agreement a receiver or trustee of a Participant is appointed or a Participant is adjudicated bankrupt or an order for relief is entered under the Federal Bankruptcy Code against a Participant or if there shall be filed against any Participant in any court (pursuant to the Federal Bankruptcy Code or any statute of any state) a petition in bankruptcy or insolvency or for reorganization or for appointment of a receiver or trustee of all or a portion of the Participant's property, and within ninety days after the filing of such a petition against the Participant, the Participant shall fail to secure a discharge thereof, or if any Participant shall file a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy or insolvency law or shall make an assignment for the benefit of creditors, the Management Committee may terminate such Participant's status as a Participant as of any time thereafter.

        (c) Each Participant is obligated to pay when due in accordance with NEPOOL procedures all amounts invoiced to it by NEPOOL, or by the ISO on behalf of NEPOOL. If a Participant disputes a NEPOOL invoice in whole or part, it shall be entitled to continue to receive service under the Agreement and the Tariff, so long as the Participant (i) continues to make all payments not in dispute, and (ii) pays into an independent escrow account the portion of the invoice in dispute, pending resolution of the dispute. If the Participant fails to meet these two requirements for continuation of service, NEPOOL may suspend service, in whole or part, to the Participant sixty days after the giving of notice to the Participant of NEPOOL's intention to suspend service, in accordance with Commission policy.

        (d) In the event a Participant fails, for any reason other than a billing dispute as described in subsection (c) of this Section 21.2, to pay when due in accordance with NEPOOL procedures all amounts invoiced to it by NEPOOL, or by the ISO on behalf of NEPOOL, or the Participant fails to perform any other obligation under the Agreement or the Tariff, and such failure continues for at least ten days, NEPOOL may notify the Participant that it is in default and may initiate a proceeding before the Commission to terminate such Participant's status as a Participant. Pending Commission action on such termination, NEPOOL may suspend service, in whole or part, to the Participant on or after 50 days after the giving of such notice and the initiation of such proceeding, in accordance with Commission policy, unless the Participant cures the default within such 50-day period.

        (e) If the status of a Participant as a Participant is terminated pursuant to this Section 21.2 or any other provision of this Agreement, such former Participant's generation and transmission facilities shall continue to be subject to such NEPOOL or other requirements relating to reliability as the Commission may approve in acting on the termination, for so long as the Commission may direct. Further, if any of such former Participant's transmission facilities are required in order to permit transactions among any of the remaining Participants pursuant to this Agreement or the Tariff, all pending requests for transmission service under the Tariff relating to such Participant's facilities shall be followed to completion under the Participant's own tariff and all existing service over the Participant's facilities shall continue to be provided under the Tariff for a period of three years. It is the intent of this subsection that no such termination should be allowed to jeopardize the reliability of the bulk power facilities of any remaining Participant or should be allowed to impose any unreasonable financial burden on any remaining Participant.

        (f) No such termination of a Participant's status as a Participant shall affect any obligation of, or to, such former Participant arising prior to the effective time of such termination.

21.3 Assignment. The Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the respective signatories hereto, but no assignment of a signatory's interests or obligations under the Agreement or any portion thereof shall be made without the written consent of the Management Committee, except as otherwise permitted by the Tariff, or except in connection with a sale, merger, or consolidation which results in the transfer of all or a portion of a signatory's generation or transmission assets to, and the assumption of all of the obligations of the signatory under this Agreement (or in the case of a transfer of a portion of a signatory's generation or transmission assets, the assumption of obligations of the signatory under this Agreement with respect to such assets) by, an acquiring or surviving Entity which either is, or concurrently becomes, a Participant, or agrees to assume such of the signatory's obligations with respect to such assets as the Management Committee may reasonably require, or except in connection with the grant of a security interest in a Participant's assets as security for bonds or other financing.

21.4 Force Majeure. A Participant shall not be considered to be in default in respect of any obligation hereunder if prevented from fulfilling such obligation by an event of Force Majeure. An event of Force Majeure means any act of God, labor disturbance, act of the public enemy, war, insurrection, riot, fire, storm or flood, explosion, breakage or accident to machinery or equipment not due to lack of proper care or maintenance, any order, regulation or restriction imposed by a court or governmental military or lawfully established civilian authorities, or any other cause beyond a Participant's control, provided that no Force Majeure shall excuse any payment obligation hereunder. A Participant whose performance under this Agreement is hindered by an event of Force Majeure shall make all reasonable efforts to perform its obligations under this Agreement, and shall promptly notify the Management Committee of the commencement and end of any event of Force Majeure.

21.5 Waiver of Defaults. No waiver of the performance by a Participant of any obligation under this Agreement or with respect to any default or any other matter arising in connection with this Agreement shall be effective unless given by the Management Committee. Any such waiver by the Management Committee in any particular instance shall not be deemed a waiver with respect to any subsequent performance, default or matter.

21.6 Other Contracts. No Participant shall be a party to any other agreement which in any manner is inconsistent with its obligations under this Agreement.

21.7    Liability and Insurance.

        (a) Each Participant will indemnify and save each of the other Participants, its officers, directors and Related Persons (each an "Indemnified Party") harmless from and against all actions, claims, demands, costs, damages and liabilities asserted by a third party against the Indemnified Party seeking indemnification and arising out of or relating to bodily injury, death or damage to property caused by or sustained on facilities owned or controlled by such Participant that are the subject of this Agreement, or caused by a failure to act in accordance with this Agreement by the Participant from which indemnification is sought, except (i) to the extent that such liabilities result from the negligence or willful misconduct of the Participant seeking indemnification, and (ii) each Participant shall be responsible for all claims of its own employees, agents and servants growing out of any workmen's compensation law. The amount of any indemnity payment under the provisions of this Section 21.7 shall be reduced (including, without limitation, retroactively) by any insurance proceeds or other amounts actually recovered by the Indemnified Party in respect of the indemnified action, claim, demand, cost, damage or liability. Notwithstanding the foregoing, no Participant shall be liable to any Indemnified Party for any claim for loss of profits or revenues, attorneys fees or costs, cost of capital or financing, loss of goodwill or cost of replacement power arising from a Participant's carrying out, or failing to carry out, any obligations contemplated by this Agreement or for any other indirect, incidental, special, consequential, punitive, or multiple damages or loss; provided, however, that nothing herein shall reduce or limit the obligations of any Participant to Non-Participants.

        (b) Each Participant shall furnish, at its sole expense, such insurance coverage as the Management Committee may reasonably require with respect to its obligation pursuant to Section 21.7(a).

21.8 Records and Information. Each Participant shall keep such records as may reasonably be required by a NEPOOL committee or the System Operator, and shall furnish to such committee or the System Operator such records, reports and information (including forecasts) as it may reasonably require, provided the confidentiality thereof is protected in accordance with NEPOOL's information policy.

21.9 Consistency with NPCC and NERC Standards. The standards, criteria and rules adopted by NEPOOL committees under this Agreement shall be consistent with those adopted by the Northeast Power Coordinating Council and the North American Electric Reliability Council or any successor to either.

21.10   Construction.

        (a) The Table of Contents contained in this Agreement and the headings of the Sections of this Agreement are intended for convenience only and shall not be deemed to be part of this Agreement or considered in construing it.

        (b) This Agreement shall be interpreted, construed and governed in accordance with the laws of the State of Connecticut.

21.11 Amendment. This Agreement, including the Tariff, and any attachment or exhibit hereto may be amended from time to time by an instrument signed by Participants having aggregate Voting Shares equal to at least 70% of the Voting Shares of all Participants; provided that an amendment shall not become effective if two or more Participants which are not Related Persons of each other and which have aggregate Voting Shares at least equal to 20% of the Voting Shares of all Participants give notice to the Secretary of the Management Committee that they object to the amendment within thirty days after the giving of notice to them of the prospective effectiveness of the amendment. In determining whether the 20% requirement has been met, the following limitation shall be applied: if the Voting Share of any objecting Participant exceeds 18%, such Participant's Voting Share for this purpose shall be reduced to 18%.

        Any amendment to this Agreement shall be in writing and shall become effective on the date specified in the amendment, subject to acceptance or approval by the Commission, whether or not the remaining Participants agree, provided that the remaining Participants shall have been given written notice of the prospective effectiveness of such amendment at least thirty days prior to the effective date of such amendment, and provided further, that such an amendment does not impose a burden on such remaining Participants which is materially different in nature or materially greater in degree than that imposed on the Participants which have agreed to such amendment. Such notice shall be accompanied by a form of notice which may be signed and returned to the Secretary of the Management Committee to state a Participant's objection to the amendment. Any Participant which has given notice of its objection to such amendment shall be entitled to terminate its status as a Participant effective as of the effective date of such amendment by giving to the Secretary of the Management Committee written notice of such termination within thirty days after notice has been given to it of the prospective effectiveness of such amendment. Effective as of thirty days after the giving of such notice of the prospective effectiveness of such amendment, any Participant which has not previously given notice of its objection to such amendment and which does not give notice of termination of status as herein provided within such thirty-day period shall thereafter be bound by such amendment; provided that nothing herein shall be construed to prevent any Participant from challenging any proposed amendment before a court or regulatory agency on the ground that the proposed amendment or its application to the Participant is in violation of law or of this
        Section 21.11.

21.12 Termination. This Agreement shall continue in effect until terminated, in accordance with the Commission's regulations, by Participants represented by members of the Management Committee having Voting Shares equal to at least 70% of the Voting Shares of all Participants. No such termination shall relieve any party of any obligation arising prior to the effective time of such termination.

21.13   Notices to Participants.

        (a) Any notice, demand, request or other communication required or authorized by this Agreement to be given to any Participant shall be in writing, and shall be (1) personally delivered to the Management Committee member or alternate appointed by the Participant; (2) mailed, postage prepaid, to the Participant at the address of its member on the Management Committee as set out in the NEPOOL roster; (3) sent by facsimile ("faxed") to the Participant at the fax number of its member on the Management Committee as set out in the NEPOOL roster; or (4) delivered electronically to the Participant at the electronic mail address of its member on the Management Committee or at the address of its principal office. The designation of any such address may be changed at any time by written notice delivered to the Secretary of the Management Committee, who shall cause such change to be reflected in the NEPOOL roster.

        (b) Any notice, demand, request or other communication required or authorized by this Agreement to be given to any NEPOOL committee shall be in writing and shall be delivered to the Secretary of the committee. Each such notice shall either be personally delivered to the Secretary, mailed, postage prepaid, or sent by facsimile ("faxed") to the Secretary at the address or fax number set out in the NEPOOL roster, or delivered electronically to the Secretary. The designation of such address may be changed at any time by written notice delivered to each Participant.

        (c) Any such notice, demand or request so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any such notice, demand, request or other communication sent by regular mail or by facsimile ("faxed") or delivered electronically shall be deemed given when received by the Participant or by the Secretary of the committee, whichever is applicable.

21.14 Severability and Renegotiation. If any provision of this Agreement is held by a court or regulatory authority of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall continue in full force and effect and shall in no way be affected, impaired or invalidated, except as otherwise explicitly provided in this Section.

        If any provision of this Agreement is held by a court or regulatory authority of competent jurisdiction to be invalid, void or unenforceable, or if the Agreement is modified or conditioned by a regulatory authority exercising jurisdiction over this Agreement, the Participants shall endeavor in good faith to negotiate such amendment or amendments to this Agreement as will restore the relative benefits and obligations of the Participants under this Agreement immediately prior to such holding, modification or condition. If after sixty days such negotiations are unsuccessful the Participants may exercise their withdrawal or termination rights under this Agreement.

21.15 No Third-Party Beneficiaries. Except for the provisions of this Agreement and the Tariff which provide for service to Non-Participants, this Agreement is intended to be solely for the benefit of the Participants and their respective successors and permitted assigns and, unless expressly stated herein, is not intended to and shall not confer any rights or benefits on any third party (other than successors and permitted assigns) not a signatory hereto.

21.16 Counterparts. This Agreement may be executed in any number of counterparts, and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all of the counterparts had signed the same instrument. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.

        IN WITNESS WHEREOF, the signatories have caused this Agreement to be executed by their duly authorized officers or representatives.

       ATTACHMENT A
        TO RESTATED
   NEPOOL AGREEMENT













METHODOLOGY FOR
DETERMINATION OF
TRANSMISSION FLOWS

        The methodology for determining parallel path transmission flows to be used in determining the distribution of revenues received for Regional Network Service provided during the Transition Period, or for Through or Out Service, is as follows, and shall be determined (1) on the basis of the flows for all transactions in the NEPOOL Control Area ("Regional Flows") for the purpose of allocating during the Transition Period Regional Network Service revenues, and
(2) on the basis of the flows for the particular transaction ("Transaction Flows") for the purpose of allocating revenues during or after the Transition Period from the furnishing of Through or Out Service:

        A.     Responsibility for Calculations

        The calculation of megawatt mile allocations in accordance with this methodology shall be performed under the direction of the Regional Transmission Planning Committee ("RTPC").

        B.     Periodic Review

        Calculations of MW-Mile allocations shall be performed whenever significant changes to the transmission system load flows, as determined by the RTPC, occur.

        C.     Facilities Included in the Analysis

               1.      Transmission Lines

                       A calculation of MW-miles shall be determined for all PTF lines.

               2.      Generators

                       The analysis shall include all generators with a Winter Capability equal to or greater than 10.0 MW. Multiple generators connected to a single bus with a total Winter Capability equal to or greater than 10.0 MW shall also be included.

               3.      Transformers

                       All transformers connecting PTF transmission lines shall be included in the analysis.

        D.     Determination of Rate Distribution

               1.      General

                       Modeling of the transmission system shall be performed using a system simulation program and associated cases as approved by the RTPC.

               2.      Determination of Regional Flows

                       The change in real power flow (MW) over each transmission line and transformer shall be determined for each generator (or group of generators on a single bus) by determining the absolute value of the difference between the flows on each facility with the generator(s) modeled off and while operating at its net Winter Capability. In addition, a generator shall be simulated at each transmission line tie to the NEPOOL Control Area and changes in flow determined for this generator off or while generating at a level of 100 MW. Loads throughout the NEPOOL Control Area shall be proportionally scaled to account for differences in generator output and electrical losses. The changes in flow shall be multiplied by the length of each respective line. Changes in flow through transformers shall be multiplied by a factor of five. Changes in flow through phase-shifting transformers shall be multiplied by a factor of ten. The resulting values represent the MW-miles associated with each facility.

               3.      Determination of Transaction Flows

                       a.     Definition of Supply and Receipt Areas

                              For the purposes of these calculations, areas of supply and receipt shall be determined by the RTPC. These areas shall be based on the system boundaries of each Local Network.

                       b.     Calculation of MW-Miles

                              The change in real power flow (MW) over each transmission line and transformer shall be determined for each combination of supply and receipt areas by determining the absolute value of the difference between the flows on each facility following a scaled increase of the supplying areas generation by 100 MW. Loads in the area of receipt shall be scaled to account for changes in generation and electrical losses. In instances where the areas of supply and/or receipt are outside the NEPOOL Control Area, the changes in real power flow will be determined only for facilities within the NEPOOL Control Area. The changes in flow shall then be multiplied by the length of each respective line. Changes in flow through transformers shall be multiplied by a factor of five. Changes in flow through phase-shifting transformers shall be multiplied by a factor of ten. The resulting values represent the MW-miles associated with each facility.

               4.      Assignment of MW-Miles to Participants

                       Each Participant shall have assigned to it the MW-miles associated with each PTF facility for which it has full ownership. Each Participant shall also be assigned MW-miles in proportion to the percentage of its ownership of jointly-owned facilities or the percentage of its support for facilities for which it provides support.

                                                                 ATTACHMENT B
                                                                  TO RESTATED
                                                                       NEPOOL
                                                                    AGREEMENT
                          NEPOOL OPEN ACCESS
                          TRANSMISSION TARIFF

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 1


                                     TABLE OF CONTENTS


I.   COMMON SERVICE PROVISIONS . . . . . . . . . . . . . . . . . . . . . . .10
     1    Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . .10
          1.1  Administrative Costs. . . . . . . . . . . . . . . . . . . . .10
          1.2  Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .10
          1.3  Ancillary Services. . . . . . . . . . . . . . . . . . . . . .11
          1.4  Annual Transmission Revenue Requirements. . . . . . . . . . .11
          1.5  Application . . . . . . . . . . . . . . . . . . . . . . . . .11
          1.6  Commission. . . . . . . . . . . . . . . . . . . . . . . . . .11
          1.7  Completed Application . . . . . . . . . . . . . . . . . . . .12
          1.8  Control Area. . . . . . . . . . . . . . . . . . . . . . . . .12
          1.9  Curtailment . . . . . . . . . . . . . . . . . . . . . . . . .13
          1.10      Delivering Party . . . . . . . . . . . . . . . . . . . .13
          1.11      Designated Agent . . . . . . . . . . . . . . . . . . . .13
          1.12      Direct Assignment Facilities . . . . . . . . . . . . . .13
          1.13      Eligible Customer. . . . . . . . . . . . . . . . . . . .14
          1.14      Energy Imbalance Service . . . . . . . . . . . . . . . .15
          1.15      Excepted Transaction . . . . . . . . . . . . . . . . . .15
          1.16      Facilities Study . . . . . . . . . . . . . . . . . . . .15
          1.17      Firm Point-To-Point Transmission Service . . . . . . . .15
          1.18      Firm Transmission Service. . . . . . . . . . . . . . . .15
          1.19      Good Utility Practice. . . . . . . . . . . . . . . . . .16
          1.20      Interest . . . . . . . . . . . . . . . . . . . . . . . .16
          1.21      Interruption . . . . . . . . . . . . . . . . . . . . . .17
          1.22      ISO. . . . . . . . . . . . . . . . . . . . . . . . . . .17
          1.23      Load Ratio Share . . . . . . . . . . . . . . . . . . . .17
          1.24      Load Shedding. . . . . . . . . . . . . . . . . . . . . .17
          1.25      Local Network. . . . . . . . . . . . . . . . . . . . . .17
          1.26      Local Network Service. . . . . . . . . . . . . . . . . .18
          1.27      Local Point-To-Point Service . . . . . . . . . . . . . .18
          1.28      Long-Term Firm Point-To-Point Transmission
                    Service . . .  . . . . . . . . . . . . . . . . . . . . .19
          1.29      Native Load Customers. . . . . . . . . . . . . . . . . .19
          1.30      NEPOOL . . . . . . . . . . . . . . . . . . . . . . . . .19
          1.31      NEPOOL Control Area. . . . . . . . . . . . . . . . . . .19
          1.32      NEPOOL Transmission System . . . . . . . . . . . . . . .20
          1.33      Network Customer . . . . . . . . . . . . . . . . . . . .20
          1.34      Network Integration Transmission Service . . . . . . . .20
          1.35      Network Load . . . . . . . . . . . . . . . . . . . . . .20

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 2

          1.36      Network Operating Agreement. . . . . . . . . . . . . . .20
          1.37      Network Operating Committee. . . . . . . . . . . . . . .21
          1.38      Network Resource . . . . . . . . . . . . . . . . . . . .21
          1.39      Network Upgrades . . . . . . . . . . . . . . . . . . . .22
          1.40      Non-Firm Point-to-Point Transmission Service:. . . . . .22
          1.41      Non-Participant. . . . . . . . . . . . . . . . . . . . .22
          1.42      Non-PTF. . . . . . . . . . . . . . . . . . . . . . . . .22
          1.43      Open Access Same-Time Information System
                    (OASIS)  . . . . . . . . . . . . . . . . . . . . . . . .22
          1.44      Operating Reserve - 10-Minute Non-Spinning
                    Reserve Service  . . . . . . . . . . . . . . . . . . . .23
          1.45      Operating Reserve - 10-Minute Spinning Reserve Service .23
          1.46      Operating Reserve - 30-Minute Reserve Service. . . . . .23
          1.47      Participant. . . . . . . . . . . . . . . . . . . . . . .23
          1.48      Participant RNS Rate . . . . . . . . . . . . . . . . . .23
          1.49      Point(s) of Delivery . . . . . . . . . . . . . . . . . .23
          1.50      Point(s) of Receipt. . . . . . . . . . . . . . . . . . .24
          1.51      Point-To-Point Transmission Service. . . . . . . . . . .24
          1.52      Pool PTF Rate. . . . . . . . . . . . . . . . . . . . . .24
          1.53      Pool RNS Rate. . . . . . . . . . . . . . . . . . . . . .24
          1.54      Power Purchaser. . . . . . . . . . . . . . . . . . . . .25
          1.55      PTF or Pool Transmission Facilities. . . . . . . . . . .25
          1.56      Pre-1997 PTF Rate. . . . . . . . . . . . . . . . . . . .25
          1.57      Reactive Supply and Voltage Control From
                    Generation Sources Service . . . . . . . . . . . . . . .25
          1.58      Receiving Party. . . . . . . . . . . . . . . . . . . . .25
          1.59      Regional Network Service . . . . . . . . . . . . . . . .26
          1.60      Regulation and Frequency Response Service. . . . . . . .26
          1.61      Reserved Capacity. . . . . . . . . . . . . . . . . . . .26
          1.62      Scheduling, System Control and Dispatch
                    Service. . . . . . . . . . . . . . . . . . . . . . . . .26
          1.63      Service Agreement. . . . . . . . . . . . . . . . . . . .26
          1.64      Service Commencement Date. . . . . . . . . . . . . . . .27
          1.65      Short-Term Firm Point-To-Point Transmission
                    Service  . . . . . . . . . . . . . . . . . . . . . . . .27
          1.66      System Impact Study. . . . . . . . . . . . . . . . . . .27
          1.67      System Operator. . . . . . . . . . . . . . . . . . . . .28
          1.68      Tariff . . . . . . . . . . . . . . . . . . . . . . . . .28
          1.69      Third-Party Sale . . . . . . . . . . . . . . . . . . . .28
          1.70      Through or Out Service . . . . . . . . . . . . . . . . .28

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 3

          1.71      Tie Benefit. . . . . . . . . . . . . . . . . . . . . . .29
          1.72      Tie Benefit Service. . . . . . . . . . . . . . . . . . .29
          1.73      Transition Period. . . . . . . . . . . . . . . . . . . .30
          1.74      Transmission Customer. . . . . . . . . . . . . . . . . .30
          1.75      Transmission Provider. . . . . . . . . . . . . . . . . .31
          1.76      Year . . . . . . . . . . . . . . . . . . . . . . . . . .31
     2    Purpose of This Tariff . . . . . . . . . . . . . . . . . . . . . .31
     3    Initial Allocation and Renewal Procedures. . . . . . . . . . . . .33
          3.1  Initial Allocation of Available Transmission Capability . . .33
          3.2  Reservation Priority For Existing Firm Service Customers. . .34
     4    Ancillary Services . . . . . . . . . . . . . . . . . . . . . . . .36
          4.1  Scheduling, System Control and Dispatch
               Service . . . . . . . . . . . . . . . . . . . . . . . . . . .38
          4.2  Reactive Supply and Voltage Control from
               Generation Sources Service. . . . . . . . . . . . . . . . . .38
          4.3  Regulation and Frequency Response Service . . . . . . . . . .38
          4.4  Energy Imbalance Service. . . . . . . . . . . . . . . . . . .38
          4.5  Operating Reserve - 10 Minute Spinning Reserve Service. . . .38
          4.6  Operating Reserve - 10 Minute Non-Spinning
               Reserve Service . . . . . . . . . . . . . . . . . . . . . . .39
          4.7  Operating Reserve - 30 Minute Reserve Service . . . . . . . .39
     5    Open Access Same-Time Information System (OASIS) . . . . . . . . .39
     6    Local Furnishing and Other Tax-Exempt Bonds. . . . . . . . . . . .40
          6.1  Participants That Own Facilities Financed by
               Local Furnishing or Other Tax-Exempt Bonds. . . . . . . . . .40
          6.2  Alternative Procedures for Requesting
               Transmission Service - Local Furnishing Bonds . . . . . . . .41

               Transmission Service - Other Tax-Exempt Bonds . . . . . . . .42
     7    Reciprocity. . . . . . . . . . . . . . . . . . . . . . . . . . . .43
     8    Billing and Payment; Accounting. . . . . . . . . . . . . . . . . .44
          8.1  Participant Billing Procedure . . . . . . . . . . . . . . . .44
          8.2  Non-Participant Billing Procedure . . . . . . . . . . . . . .44
          8.3  Interest on Unpaid Balances . . . . . . . . . . . . . . . . .45
          8.4  Customer Default. . . . . . . . . . . . . . . . . . . . . . .46
          8.5  Study Costs and Revenues. . . . . . . . . . . . . . . . . . .47
     9    Regulatory Filings . . . . . . . . . . . . . . . . . . . . . . . .48

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 4

     10   Force Majeure and Indemnification. . . . . . . . . . . . . . . . .49
          10.1      Force Majeure. . . . . . . . . . . . . . . . . . . . . .49
          10.2      Indemnification. . . . . . . . . . . . . . . . . . . . .50
     11   Creditworthiness . . . . . . . . . . . . . . . . . . . . . . . . .51
     12   Dispute Resolution Procedures. . . . . . . . . . . . . . . . . . .52
          12.1      Internal Dispute Resolution Procedures . . . . . . . . .52
          12.2      Rights Under The Federal Power Act . . . . . . . . . . .53
     13   Stranded Costs . . . . . . . . . . . . . . . . . . . . . . . . . .53
          13.1      General. . . . . . . . . . . . . . . . . . . . . . . . .53
          13.2      Commission Requirements. . . . . . . . . . . . . . . . .55
          13.3      Wholesale Contracts. . . . . . . . . . . . . . . . . . .55
          13.4      Right to Seek or Contest Recovery Unimpaired . . . . . .55
II.  REGIONAL NETWORK SERVICE. . . . . . . . . . . . . . . . . . . . . . . .56
     14   Nature of Regional Network Service . . . . . . . . . . . . . . . .56
     15   Availability of Regional Network Service . . . . . . . . . . . . .57
          15.1      Provision of Regional Network Service. . . . . . . . . .57
          15.2      Eligibility to Receive Regional Network
                    Service . . . . .  . . . . . . . . . . . . . . . . . . .58
     16   Payment for Regional Network Service . . . . . . . . . . . . . . .59
     17   Procedure for Obtaining Regional Network Service . . . . . . . . .60
III.      THROUGH OR OUT SERVICE; TIE BENEFIT SERVICE. . . . . . . . . . . .62
     18   Through or Out Service . . . . . . . . . . . . . . . . . . . . . .62
          18.1      Provision of Through or Out Service. . . . . . . . . . .62
          18.2      Use of Through or Out Service. . . . . . . . . . . . . .62
     19   Payment for Through or Out Service . . . . . . . . . . . . . . . .63
     20   Reservation of Capacity for Through or Out Service . . . . . . . .64
     21   Tie Benefit Service. . . . . . . . . . . . . . . . . . . . . . . .65
     22   Payment for Tie Benefit Service. . . . . . . . . . . . . . . . . .65
IV.  SERVICE DURING THE TRANSITION PERIOD;
     EXCEPTED TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . .66
     23   Transition Arrangements. . . . . . . . . . . . . . . . . . . . . .66
     24   Transition Payments. . . . . . . . . . . . . . . . . . . . . . . .66
     25   Excepted Transactions. . . . . . . . . . . . . . . . . . . . . . .67
V.   THROUGH OR OUT SERVICE AS POINT-TO-POINT TRANSMISSION SERVICE . . . . .73
Preamble . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .73
     26   Nature of Review . . . . . . . . . . . . . . . . . . . . . . . . .74
     27   Nature of Firm Point-To-Point Transmission
          Service. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .75
          27.1      Term . . . . . . . . . . . . . . . . . . . . . . . . . .75
          27.2      Reservation Priority . . . . . . . . . . . . . . . . . .75

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 5

          27.3      Use of Firm Point-To-Point Transmission
                    Service by the Participants That Own PTF.  . . . . . . .77
          27.4      Service Agreements . . . . . . . . . . . . . . . . . . .77
          27.5      Transmission Customer Obligations for Facility Additions
                    or Redispatch Costs. . . . . . . . . . . . . . . . . . .78
          27.6      Curtailment of Firm Transmission Service . . . . . . . .79
          27.7      Classification of Firm Point-To-Point
                    Transmission Service . . . . . . . . . . . . . . . . . .81
          27.8      Scheduling of Firm Point-To-Point Transmission Service .84
     28   Nature of Non-Firm Point-To-Point Transmission
          Service. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .85
          28.1      Term . . . . . . . . . . . . . . . . . . . . . . . . . .85
          28.2      Reservation Priority . . . . . . . . . . . . . . . . . .86
          28.3      Use of Non-Firm Point-To-Point Transmission
                    Service by the Transmission Provider . . . . . . . . . .87
          28.4      Service Agreements . . . . . . . . . . . . . . . . . . .88
          28.5      Classification of Non-Firm Point-To-Point Transmission
                    Service. . . . . . . . . . . . . . . . . . . . . . . . .88
          28.6      Scheduling of Non-Firm Point-to-Point
                    Transmission Service:. . . . . . . . . . . . . . . . . .90
          28.7      Curtailment or Interruption of Service . . . . . . . . .92
     29   Service Availability . . . . . . . . . . . . . . . . . . . . . . .94
          29.1      General Conditions . . . . . . . . . . . . . . . . . . .94
          29.2      Determination of Available Transmission
                    Capability . . . . . . . . . . . . . . . . . . . . . . .94
          29.3      Initiating Service in the Absence of an
                    Executed Service Agreement . . . . . . . . . . . . . . .95
          29.4 Obligation to Provide Transmission Service that Requires Expansion or Modification of the Transmission System . .96
          29.5      Deferral of Service. . . . . . . . . . . . . . . . . . .97
          29.6      Real Power Losses. . . . . . . . . . . . . . . . . . . .97
     30   Transmission Customer Responsibilities . . . . . . . . . . . . . .98
          30.1      Conditions Required of Transmission Customers. . . . . .98
          30.2      Transmission Customer Responsibility for
                    Third-Party Arrangements. .  . . . . . . . . . . . . . .99
     31   Procedures for Arranging Firm Point-To-Point
          Transmission Service . . . . . . . . . . . . . . . . . . . . . . 100
          31.1      Application. . . . . . . . . . . . . . . . . . . . . . 100
          31.2      Completed Application. . . . . . . . . . . . . . . . . 101

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 6

          31.3      Deposit. . . . . . . . . . . . . . . . . . . . . . . . 103
          31.4      Notice of Deficient Application. . . . . . . . . . . . 105
          31.5      Response to a Completed Application. . . . . . . . . . 106
          31.6      Execution of Service Agreement . . . . . . . . . . . . 107
          31.7      Extensions for Commencement of Service . . . . . . . . 108
     32   Procedures for Arranging Non-Firm Point-To-Point Transmission
          Service. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 109
          32.1      Application. . . . . . . . . . . . . . . . . . . . . . 109
          32.2      Completed Application: . . . . . . . . . . . . . . . . 110
          32.3      Reservation of Non-Firm Point-To-Point
                    Transmission Service: .. . . . . . . . . . . . . . . . 111
          32.4      Determination of Available Transmission
                    Capability . . . . . . . . . . . . . . . . . . . . . . 112
     33   Additional Study Procedures For Firm Point-To-Point Transmission
          Service Requests . . . . . . . . . . . . . . . . . . . . . . . . 113
          33.1      Notice of Need for System Impact Study . . . . . . . . 113
          33.2      System Impact Study Agreement and Cost
                    Reimbursement. . . . . . . . . . . . . . . . . . . . . 115
          33.3      System Impact Study Procedures . . . . . . . . . . . . 116
          33.4      Facilities Study Procedures. . . . . . . . . . . . . . 118
          33.5      Facilities Study Modifications . . . . . . . . . . . . 121
          33.6      Due Diligence in Completing New Facilities . . . . . . 121
          33.7      Partial Interim Service. . . . . . . . . . . . . . . . 122
          33.8      Expedited Procedures for New Facilities. . . . . . . . 123
     34   Procedures if New Transmission Facilities for Firm
          Point-To-Point Transmission Service Cannot be
          Completed. . . . . . . . . . . . . . . . . . . . . . . . . . . . 124
          34.1      Delays in Construction of New Facilities . . . . . . . 124
          34.2      Alternatives to the Original Facility
                    Additions. . . . . . . . . . . . . . . . . . . . . . . 125
          34.3      Refund Obligation for Unfinished Facility
                    Additions. . . . . . . . . . . . . . . . . . . . . . . 127
     35   Provisions Relating to Transmission Construction and Services on
          the Systems of Other Utilities . . . . . . . . . . . . . . . . . 128
          35.1      Responsibility for Third-Party System
                    Additions. . . . . . . . . . . . . . . . . . . . . . . 128
          35.2      Coordination of Third-Party System Additions . . . . . 128
     36   Changes in Service Specifications. . . . . . . . . . . . . . . . 130
          36.1      Modifications on a Non-Firm Basis. . . . . . . . . . . 130
          36.2      Modification on a Firm Basis . . . . . . . . . . . . . 132

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 7

     37   Sale, Assignment or Transfer of Transmission
          Service. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 133
          37.1      Procedures for Sale, Assignment or Transfer of Service 133
          37.2      Limitations on Assignment or Transfer of
                    Service. . . . . . . . . . . . . . . . . . . . . . . . 134
          37.3      Information on Assignment or Transfer of
                    Service. . . . . . . . . . . . . . . . . . . . . . . . 135
     38   Metering and Power Factor Correction at Receipt and Delivery
          Points(s). . . . . . . . . . . . . . . . . . . . . . . . . . . . 135
          38.1      Transmission Customer Obligations. . . . . . . . . . . 135
          38.2      NEPOOL Access to Metering Data . . . . . . . . . . . . 136
          38.3      Power Factor . . . . . . . . . . . . . . . . . . . . . 136
     39   Compensation for New Facilities and Redispatch
          Costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 136
VI.  REGIONAL NETWORK SERVICE (INCLUDING NETWORK INTEGRATION TRANSMISSION
     SERVICE). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 137
     40   Nature of Network Integration Transmission
          Service. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 138
          40.1      Scope of Service . . . . . . . . . . . . . . . . . . . 138
          40.2      Transmission Provider Responsibilities . . . . . . . . 138
          40.3      Network Integration Transmission Service . . . . . . . 139
          40.4      Secondary Service. . . . . . . . . . . . . . . . . . . 140
          40.5      Real Power Losses. . . . . . . . . . . . . . . . . . . 140
          40.6      Restrictions on Use of Service . . . . . . . . . . . . 141
     41   Initiating Service . . . . . . . . . . . . . . . . . . . . . . . 141
          41.1      Condition Precedent for Receiving Service. . . . . . . 141
          41.2      Application Procedures . . . . . . . . . . . . . . . . 142
          41.3      Technical Arrangements to be Completed Prior to
                    Commencement of Service. . . . . . . . . . . . . . . . 147
          41.4      Network Customer Facilities. . . . . . . . . . . . . . 148
          41.5      Filing of Service Agreement. . . . . . . . . . . . . . 148
     42   Network Resources. . . . . . . . . . . . . . . . . . . . . . . . 148
          42.1      Designation of Network Resources . . . . . . . . . . . 148
          42.2      Designation of New Network Resources . . . . . . . . . 149
          42.3      Termination of Network Resources . . . . . . . . . . . 149
          42.4      Operation of Network Resources . . . . . . . . . . . . 150
          42.5      Network Customer Redispatch Obligation . . . . . . . . 150
          42.6      Transmission Arrangements for Network
                    Resources Not Physically Interconnected With
                    The NEPOOL Transmission System. . . . . . . . . . . .  150

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 8

          42.7      Limitation on Designation of Network
                    Resources. . . . . . . . . . . . . . . . . . . . . . . 151
          42.8      Use of Interface Capacity by the Network
                    Customer . . . . . . . . . . . . . . . . . . . . . . . 151
     43   Designation of Network Load. . . . . . . . . . . . . . . . . . . 152
          43.1      Network Load . . . . . . . . . . . . . . . . . . . . . 152
          43.2      New Network Loads Connected With the NEPOOL
                    Transmission System  . . . . . . . . . . . . . . . . . 152
          43.3      Network Load Not Physically Interconnected
                    with the NEPOOL Transmission System  . . . . . .  . .  153
          43.4      New Interconnection Points . . . . . . . . . . . . . . 154
          43.5      Changes in Service Requests. . . . . . . . . . . . . . 155
          43.6      Annual Load and Resource Information Updates . . . . . 155
     44   Additional Study Procedures For Network Integration Transmission
          Service Requests . . . . . . . . . . . . . . . . . . . . . . . . 156
          44.1      Notice of Need for System Impact Study . . . . . . . . 156
          44.2      System Impact Study Agreement and Cost
               Reimbursement . . . . . . . . . . . . . . . . . . . . . . . 158
          44.3      System Impact Study Procedures . . . . . . . . . . . . 160
          44.4      Facilities Study Procedures. . . . . . . . . . . . . . 161
     45   Load Shedding and Curtailments . . . . . . . . . . . . . . . . . 164
          45.1      Procedures . . . . . . . . . . . . . . . . . . . . . . 164
          45.2      Transmission Constraints . . . . . . . . . . . . . . . 164
          45.3      Cost Responsibility for Relieving Transmission
                    Constraints. . . . . . . . . . . . . . . . . . . . . . 166
          45.4      Curtailments of Scheduled Deliveries . . . . . . . . . 166
          45.5      Allocation of Curtailments . . . . . . . . . . . . . . 166
          45.6      Load Shedding. . . . . . . . . . . . . . . . . . . . . 167
          45.7      System Reliability . . . . . . . . . . . . . . . . . . 167
     46   Rates and Charges  . . . . . . . . . . . . . . . . . . . . . . . 169
          46.1      Determination of Network Customer's Monthly
                    Network Load. .. . . . . . . . . . . . . . . . . . . . 169
          46.2      Redispatch Charge. . . . . . . . . . . . . . . . . . . 170
     47   Operating Arrangements . . . . . . . . . . . . . . . . . . . . . 170
          47.1      Operation under The Network Operating
                    Agreement  . . . . . . . . . . . . . . . . . . . . . . 170
          47.2      Network Operating Agreement. . . . . . . . . . . . . . 171
          47.3      Network Operating Committee. . . . . . . . . . . . . . 173

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 9

SCHEDULE 1     Scheduling, System Control and Dispatch Service . . . . . . 174
SCHEDULE 2     Reactive Supply and Voltage Control from
               Generation Sources Service  . . . . . . . . . . . . . . . . 177
SCHEDULE 3     Regulation and Frequency Response Service
               (Automatic Generator Control) . . . . . . . . . . . . . . . 179
SCHEDULE 4     Energy Imbalance Service. . . . . . . . . . . . . . . . . . 182
SCHEDULE 5     Operating Reserve - 10-Minute Spinning Reserve Service. . . 183
SCHEDULE 6     Operating Reserve - 10-Minute Non-Spinning Reserve Service. 186
SCHEDULE 7     Operating Reserve - 30-Minute Reserve Service . . . . . . . 189
SCHEDULE 8     Through or Out Service -The Pool PTF Rate . . . . . . . . . 192
SCHEDULE 9     Regional Network Service. . . . . . . . . . . . . . . . . . 194
SCHEDULE 10    Tie Benefit Service . . . . . . . . . . . . . . . . . . . . 201
SCHEDULE 11    Transition Payments . . . . . . . . . . . . . . . . . . . . 202
ATTACHMENT A   Form of Service Agreement for Through or Out Service or
               Other Point-To-PointTransmission Service  . . . . . . . . . 204
ATTACHMENT B   Form Of Service Agreement For Regional Network Service,
               including Network Integration Transmission Service  . . . . 209
ATTACHMENT C   Methodology To Assess Available Transmission Capability . . 211
ATTACHMENT D   Methodology for Completing a System Impact
               Study . . . . . . . . . . . . . . . . . . . . . . . . . . . 213
ATTACHMENT E   Local Networks. . . . . . . . . . . . . . . . . . . . . . . 215
ATTACHMENT F   Annual Transmission Revenue Requirements. . . . . . . . . . 216
ATTACHMENT G   List Of Excepted Transaction Agreements . . . . . . . . . . 223
ATTACHMENT G-1 Agreements re Local Network Service . . . . . . . . . . . . 250
ATTACHMENT H   Form of Network Operating Agreement . . . . . . . . . . . . 251
ATTACHMENT I   Form of System Impact Study Agreement . . . . . . . . . . . 263
ATTACHMENT J   Form of Facilities Study Agreement. . . . . . . . . . . . . 271

                                                             FILE NO. 70-

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 10

I.      COMMON SERVICE PROVISIONS
1       Definitions
        Whenever used in this Tariff, in either the singular or plural number, the following capitalized terms shall have the meanings specified in Sections 1.1 to 1.76 of this Part I. Terms used in this Tariff but not defined in Sections 1.1 to 1.76 which are defined in the Agreement shall have the meanings specified in the Agreement. Terms used in this Tariff that are not defined in this Tariff or in the Agreement shall have the meanings customarily attributed to such terms by the electric utility industry in New England.
        1.1 Administrative Costs: Those costs incurred in connection with the review of Applications for transmission service and the carrying out of System Impact Studies and Facilities Studies.
        1.2 Agreement: The Restated New England Power Pool Agreement dated as of September 1, 1971, as amended and restated from time to time, of which this Tariff forms a part.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 11


        1.3 Ancillary Services: Those services that are necessary to support the transmission of electric capacity and energy from resources to loads while maintaining reliable operation of the NEPOOL Transmission System in accordance with Good Utility Practice.
        1.4 Annual Transmission Revenue Requirements: The annual revenue requirements of a Participant's PTF or of all Participants' PTF for purposes of this Tariff shall be the amount determined in accordance with Attachment F to this Tariff.
        1.5 Application: A written request by an Eligible Customer for transmission service pursuant to the provisions of this Tariff.
        1.6 Commission: The Federal Energy Regulatory Commission and any regulatory agency succeeding to substantially all of the authority of the Federal Energy Regulatory Commission with respect to electric power.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 12


        1.7 Completed Application: An Application that satisfies all of the information and other requirements of this Tariff, including any required deposit.
        1.8 Control Area: An electric power system or combination of electric power systems to which a common automatic generation control scheme is applied in order to:
               (l) match, at all times, the power output of the generators within the electric power system(s) and capacity and energy purchased from entities outside the electric power system(s), with the load within the electric power system(s);
               (2) maintain scheduled interchange with other Control Areas, within the limits of Good Utility Practice;
               (3) maintain the frequency of the electric power system(s) within reasonable limits in accordance with Good Utility Practice and the criteria or the applicable regional reliability council or the North American Electric Reliability Council; and

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 13


               (4) provide sufficient generating capacity to maintain operating reserves in accordance with Good Utility Practice.
        1.9 Curtailment: A reduction in firm or non-firm transmission service in response to a transmission capacity shortage as a result of system reliability conditions.
        1.10   Delivering Party:  The entity supplying capacity and/or energy to be transmitted at Point(s) of Receipt under this Tariff.
        1.11   Designated Agent:  Any entity that performs actions or functions required under the Tariff on behalf of NEPOOL, an Eligible
               Customer, or a Transmission Customer.
        1.12 Direct Assignment Facilities: Facilities or portions of facilities that are constructed for the sole use/benefit of a particular Transmission Customer requesting service under this Tariff. Direct Assignment Facilities shall be specified in the Service Agreement that governs service to the Transmission Customer, shall be subject

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 14


               to applicable Commission requirements and shall be paid for by the Transmission Customer in accordance with the Service Agreement and not under this Tariff.
        1.13 Eligible Customer: (i) any Participant; (ii) any electric utility (including any power marketer), Federal power marketing agency, or any other entity generating electric energy for sale or for resale; provided that electric energy sold or produced by such entity is electric energy produced in the United States, Canada or Mexico; and provided further, however, that such entity shall not be eligible to receive transmission service under this Tariff if such service would be prohibited by Section 212(h)(2) of the Federal Power Act; and (iii) any retail customer, or any supplier of retail service, taking unbundled transmission service pursuant to a state retail access program, in accordance with the applicable state requirements, or pursuant to a voluntary offer of unbundled transmission service by the Participants.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 15


        1.14 Energy Imbalance Service: This service is the form of Ancillary Service described in Schedule 4.
        1.15 Excepted Transaction: A transaction specified in Section 25 for the applicable period specified in that Section.
        1.16 Facilities Study: An engineering study conducted pursuant to the Agreement or this Tariff by the System Operator and/or one or more affected Participants to determine the required modifications to the NEPOOL Transmission System, including the cost and scheduled completion date for such modifications, that will be required to provide a requested transmission service.
        1.17 Firm Point-To-Point Transmission Service: Point-to-Point Transmission Service which is reserved and/or scheduled between specified Points of Receipt and Delivery in accordance with the applicable procedure specified in Part II or Part V of this Tariff.
        1.18 Firm Transmission Service: Service for Native Load Customers, firm Regional Network Service (including

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 16


               Network Integration Transmission Service), service for Excepted Transactions and Firm Point-to-Point Transmission Service (including Through or Out Service).
        1.19 Good Utility Practice: Any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry during the relevant time period, or any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. Good Utility Practice is not intended to be limited to the optimum practice, method, or act to the exclusion of all others, but rather includes all acceptable practices, methods, or acts generally accepted in the region.
        1.20   Interest: Interest calculated in the manner specified in Section
               8.3

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 17


        1.21 Interruption: A reduction in non-firm transmission service due to economic reasons pursuant to Section 28.7.
        1.22 ISO: The independent System Operator which is expected to assume responsibility for the continued operation of the NEPOOL Control Area from the NEPOOL control center and the administration of this Tariff, subject to regulation by the Commission.
        1.23 Load Ratio Share: Ratio of a Transmission Customer's Network Load to the Participants' total load computed in accordance with
               Section 46.1 under Part VI of the Tariff and calculated on a rolling twelve month average basis.
        1.24 Load Shedding: The systematic reduction of system demand by temporarily decreasing load in response to transmission system or area capacity shortages, system instability, or voltage control considerations under Part VI of the Tariff.
        1.25 Local Network: The transmission facilities constituting a local network identified on Attachment E, and any

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 18


               other local network or change in the designation of a Local Network as a Local Network which the Management Committee may designate or approve from time to time. The Management Committee may not unreasonably withhold approval of a request by a Participant that it effect such a change or designation.
        1.26 Local Network Service: Local Network Service is the service provided, under a separate tariff or contract, by a Participant that is a Transmission Provider to another Participant, or other entity connected to the Transmission Provider's Local Network to permit the other Participant or entity to efficiently and economically utilize its resources to serve its Load.
        1.27 Local Point-To-Point Service: Local Point-To-Point service is service provided, under a separate tariff or contract, by a Participant that is a Transmission Provider over Non-PTF or distribution facilities to permit a Participant or other entity with an Entitlement in a generating unit to deliver the output of such unit

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 19


               to an interconnection point on the NEPOOL Transmission System. Local Point-To-Point Service may be included as part of Local Network Service.
        1.28 Long-Term Firm Point-To-Point Transmission Service: Firm Point-To-Point Transmission Service under Part II or V of this Tariff with a term of one year or more.
        1.29 Native Load Customers: The wholesale and retail power customers of a Participant or other entity which is a Transmission Provider on whose behalf the Participant or other entity, by statute, franchise, regulatory requirement, or contract, has undertaken an obligation to, construct and operate its system to meet the reliable electric needs of such customers.
        1.30   NEPOOL:  The New England Power Pool, the power pool created under and governed by the Agreement, and the entities
               collectively participating in the New England Power Pool.
        1.31 NEPOOL Control Area: The Control Area (as defined in Section 1.8) for NEPOOL.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 20


        1.32   NEPOOL Transmission System:  The PTF transmission facilities owned by the Participants and their Related Persons.
        1.33   Network Customer: A Participant or Non-Participant receiving transmission service pursuant to the terms of the Network Integration Transmission Service under Part II and Part VI of the Tariff.
        1.34 Network Integration Transmission Service: The transmission service provided under Part VI of the Tariff.
        1.35 Network Load: The load that a Network Customer designates for Network Integration Transmission Service under Parts II and VI of the Tariff. The Network Customer's Network Load shall include all load served by it within the NEPOOL Control Area and any load outside the NEPOOL Control Area served by the output of any Network Resources designated by the Network Customer.
        1.36 Network Operating Agreement: An executed agreement that contains the terms and conditions under which, in the

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 21


               form of Attachment H or any other form that is mutually agreed to, the Network Customer shall operate its facilities and the technical and operational matters associated with the implementation of Network Integration Transmission Service under Part VI of this Tariff.
        1.37 Network Operating Committee: A group made up of representatives from the Network Customer(s) and the System Operator established to coordinate operating criteria and other technical considerations required for implementation of Network Integration Transmission Service under Part VI of this Tariff.
        1.38 Network Resource: Any designated generating resource owned or purchased by a Network Customer under the Network Integration Transmission Service Tariff. Network Resources do not include any resource, or any portion thereof, that is committed for sale to third parties or otherwise cannot be called upon to meet the

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 22


               Network Customer's Network Load on a non-interruptible basis.
        1.39 Network Upgrades: Modifications or additions to transmission-related facilities that are integrated with and support the overall NEPOOL Transmission System for the general benefit of all users of such Transmission System.
        1.40 Non-Firm Point-to-Point Transmission Service: Point-to-Point Transmission Service under this Tariff that is subject to Curtailment or Interruption under the circumstances specified in
               Section 28.7 of this Tariff.
        1.41   Non-Participant:  Any entity that is not a Participant.
        1.42 Non-PTF: The transmission facilities owned by the Participants and their Related Persons that do not constitute PTF.
        1.43 Open Access Same-Time Information System (OASIS): The NEPOOL information system and standards of conduct responding to requirements of 18 C.F.R. <section>37 of the Commission's regulations.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 23


        1.44   Operating Reserve - 10-Minute Non-Spinning Reserve Service:
               This service is the form of Ancillary Service described in
               Schedule 6.
        1.45 Operating Reserve - 10-Minute Spinning Reserve Service: This service is the form of Ancillary Service described in Schedule 5.
        1.46 Operating Reserve - 30-Minute Reserve Service: This service is the form of Ancillary Service described in Schedule 7.
        1.47 Participant: Participant has the meaning specified in the Agreement.
        1.48 Participant RNS Rate: The rate applicable to Regional Network Service to effect a delivery to Load in a particular Local Network, as determined in accordance with Schedule 9 to this Tariff.
        1.49 Point(s) of Delivery: Point(s) where capacity and/or energy transmitted by the Participants will be made available to the Receiving Party under this Tariff. The

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 24


               Point(s) of Delivery shall be specified in the Service Agreement, if applicable.
        1.50 Point(s) of Receipt: Point(s) of interconnection where capacity and/or energy to be transmitted by the Participants will be made available to NEPOOL by the Delivering Party under this Tariff. The Point(s) of Receipt shall be specified in the Service Agreement, if applicable.
        1.51 Point-To-Point Transmission Service: The transmission of capacity and/or energy on either a firm or non-firm basis from the Point(s) of Receipt to the Point(s) of Delivery under this Tariff.
        1.52 Pool PTF Rate: The transmission rate determined in accordance with Schedule 8 to this Tariff.
        1.53 Pool RNS Rate: The transmission rate determined in accordance with paragraph (2)of Schedule 9 to this Tariff.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 25


        1.54 Power Purchaser: The entity that is purchasing the capacity and/or energy to be transmitted under the Tariff.
        1.55 PTF or Pool Transmission Facilities: The (i) transmission facilities owned by the Participants and their Related Persons which constitute PTF pursuant to the Agreement, and (ii) the static var compensator installed at Chester, Maine at the request of the Participants.
        1.56 Pre-1997 PTF Rate: The transmission rate of a Participant determined in accordance with Schedule 9 to this Tariff.
        1.57   Reactive Supply and Voltage Control From Generation Sources
               Service: This service is the form of Ancillary Service described in Schedule 2.
        1.58 Receiving Party: The entity receiving the capacity and/or energy transmitted to Point(s) of Delivery under this Tariff.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 26


        1.59   Regional Network Service:  The transmission service described in
               Section 14 of this Tariff.
        1.60 Regulation and Frequency Response Service: This service is the form of Ancillary Service described in Schedule 3.
        1.61 Reserved Capacity: The maximum amount of capacity and energy that is committed to the Transmission Customer for transmission over the NEPOOL Transmission System between the Point(s) of Receipt and the Point(s) of Delivery under Part V of this Tariff. Reserved Capacity shall be expressed in terms of whole kilowatts on a sixty minute interval (commencing on the clock hour) basis.
        1.62   Scheduling, System Control and Dispatch Service:  This service is the form of Ancillary Service described in Schedule 1.
        1.63   Service Agreement:  The initial agreement and any attachments, amendments or supplements thereto entered into, upon completion of any required System Impact

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 27


               Study and Facilities Study, by the Transmission Customer and the System Operator on behalf of the NEPOOL Participants, for service under this Tariff.
        1.64 Service Commencement Date: The date service is to begin pursuant to the terms of an executed Service Agreement, or the date service begins in accordance with Section 29.3 or Section
               41.1 under this Tariff, or in the case of Regional Network Service which is not required to be furnished under a Service Agreement pursuant to Section 17 of this Tariff, the date service actually commences.
        1.65 Short-Term Firm Point-To-Point Transmission Service: Firm Point-To-Point Transmission Service under Part V of this Tariff with a term of less than one year.
        1.66 System Impact Study: An assessment pursuant to Part II, V or VI of this Tariff of (i) the adequacy of the NEPOOL Transmission System to accommodate a request for a new interconnection or new Regional Network Service, Through or Out Service, or Network Integration Transmission Service and (ii) whether any additional costs may be

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 28


               required to be incurred in order to provide the transmission service.
        1.67 System Operator: The central dispatching agency provided for in the Agreement which has responsibility for the operation of the NEPOOL Control Area from the control center and the administration of this Tariff. The System Operator shall be the ISO after it has been activated and is prepared to assume responsibility for the NEPOOL Control Area and control center.
        1.68 Tariff: This NEPOOL Open Access Transmission Tariff and accompanying schedules and attachments, as modified and amended from time to time.
        1.69 Third-Party Sale: Any sale for resale in interstate commerce by a Participant which is a Transmission Provider to a Power Purchaser, to be transmitted under this Tariff as Through or Out Service.
        1.70 Through or Out Service: Transmission service provided by NEPOOL with respect to a transaction which requires the use of PTF and which goes through the NEPOOL Control

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 29


               Area, as, for example, from New Brunswick to New York, or from one point on the NEPOOL Control Area boundary with New York to another point on the Control Area boundary with New York, or with respect to a transaction which goes out of the NEPOOL Control Area from a point in the NEPOOL Control Area, as, for example, from Boston to New York.
        1.71   Tie Benefit:  Tie Benefit has the meaning specified in Section
               21.
        1.72 Tie Benefit Service: Transmission service provided by NEPOOL with respect to the receipt by a Participant of a Tie Benefit, for Installed Capability Responsibility or other purposes, provided by the existing transmission ties between the NEPOOL Control Area, on the one hand, and New York or New Brunswick, on the other hand. The amount in Kilowatts of Tie Benefit Service received by a Participant at any time shall be the firm load equivalent of the amount of the reduction in its

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 30


               Installed Capability Responsibility obligation because of its receipt of the Tie Benefit Service.
        1.73 Transition Period: The five-year period commencing on the date on which this Tariff becomes effective.
        1.74 Transmission Customer: Any Eligible Customer that (i) is a Participant which is not required to sign a Service Agreement with respect to a service to be furnished to it in accordance with Section 17, or (ii) executes, on its own behalf or through its Designated Agent, a Service Agreement, or (iii) requests in writing, on its own behalf or through its Designated Agent, that NEPOOL file with the Commission, a proposed unexecuted Service Agreement in order that the Eligible Customer may receive transmission service under Parts V or VI of this Tariff or (iv) is otherwise obligated to pay charges under the Tariff. This term is used in Part I to include customers receiving transmission service under this Tariff.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 31


        1.75 Transmission Provider: The Participants collectively with respect to this Tariff, or an individual Participant with respect to service under its individual tariff or other arrangement.
        1.76 Year: A period of 365 or 366 days, whichever is appropriate, commencing on, or on the anniversary of, the effective date of this Tariff. Year One is the Year commencing on the effective date, and Years Two and higher follow it in sequence.
2       Purpose of This Tariff
        This Tariff, together with the transmission provisions in Part Four of the Agreement, is intended to provide a regional arrangement which will cover new uses of the NEPOOL Transmission System. The arrangement is designed and shall be operated in such a manner as to encourage and promote competition in the electric market to the benefit of ultimate users of electric energy. New uses of transmission facilities which require the use of a single Participant Local Network will continue to be provided in part under that

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 32


        Participant's filed tariff as Local Network Service. Any new regional use of the NEPOOL Transmission System must be obtained from NEPOOL pursuant to this Tariff and not from individual Participants. All new transmission service under this Tariff will be provided as Regional Network Service pursuant to Part II of this Tariff at rates which will be paid by Participants and Non-Participants on the basis of their loads, subject to exceptions only for (i) Tie Benefit Service and (ii) Through or Out Service which will be provided pursuant to Part III of this Tariff at the rates specified therein, and subject also to a requirement that Transition Payments be made in accordance with
        Part IV of this Tariff. Ancillary Services will be supplied in accordance with Section 4 of this Tariff.
        Tie Benefit Service and a five-year transitional arrangement, which is described in Part IV of this Tariff, and continuing service for Excepted Transactions, have been negotiated to phase in the financial impacts of the change from the historic regime in which uses of the NEPOOL Transmission

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 33


        System had to be obtained and paid for under the individual tariffs of the Participants to a regime in which the service will be obtained from the Participants through NEPOOL at a rate which will not vary with distance and which covers all possible regional uses of the NEPOOL Transmission System.
        This Tariff is intended to provide for comparable, non-discriminatory treatment of all similarly situated Transmission Providers and all Participants and Non-Participants that are transmission users, and it shall be construed in the manner which best achieves this objective. This Tariff, and the provisions of Part Four of the Agreement, provide for a two-tier transmission arrangement integrating regional service which is provided under this Tariff, and Local Network Service and, for limited purposes, Local Point-to-Point Service which are provided under the Participants' individual system tariffs.
3       Initial Allocation and Renewal Procedures
        3.1 Initial Allocation of Available Transmission Capability: For purposes of determining whether existing capability

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 34


               on the NEPOOL Transmission System is adequate to accommodate a request for new Through or Out Service under Part V of this Tariff, all Completed Applications for new service received during the initial sixty-day period of the Transition Period will be deemed to have been filed simultaneously. A lottery system conducted by an independent accounting firm shall be used to assign priorities for Completed Applications filed simultaneously. All Completed Applications for Through or Out Service received after the initial sixty-day period shall be assigned a priority pursuant to Section 27.2.
        3.2    Reservation Priority For Existing Firm Service Customers:
               Existing firm service customers receiving service with respect to Excepted Transactions and any other existing firm service customers of the Participants (wholesale requirements customers and transmission-only customers) with a contract term of one year or more have the right to continue to take

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 35


               transmission service at the same or a reduced level under this Tariff at the time when the existing contract terminates during or after the Transition Period. This transmission reservation priority is independent of whether the existing customer continues to purchase capacity and energy from its existing supplier or elects to purchase capacity and energy from another supplier. If, at the end of the contract term, the NEPOOL Transmission System cannot accommodate all of the requests for transmission service, the existing firm service customer must agree to accept a contract term at least equal to a competing request by any new Eligible Customer and to pay the current just and reasonable rate, filed with the Commission, for such service. This transmission reservation priority for existing firm service customers is an ongoing right that may be exercised as to any firm contract with a term of one year or longer by filing an Application in accordance with this Tariff at least sixty days in advance of the

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 36


               first day of the calendar month in which the existing contract term is to terminate.
4       Ancillary Services
        Ancillary Services are needed with transmission service to maintain reliability within the NEPOOL Control Area. The Participants are required to provide through NEPOOL, and the Transmission Customer is required to purchase from NEPOOL, Scheduling, System Control and Dispatch Service, and Reactive Supply and Voltage Control from Generation Sources Service.
        The Participants offer to provide or arrange for, through NEPOOL, the following Ancillary Services, but only to a Transmission Customer serving load within the NEPOOL Control Area (i) Regulation and Frequency Response (Automatic Generator Control), (ii) Energy Imbalance, (iii) Operating Reserve - 10-Minute Spinning, (iv) Operating Reserve - 10-Minute Non-Spinning and (v) Operating Reserve - 30-Minute. A Participant or other Transmission Customer serving load within the NEPOOL Control Area is required to provide these Ancillary Services, whether from the System Operator, from a

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 37


        third party, or by self-supply. A Transmission Customer may not decline NEPOOL's offer of these Ancillary Services unless the Transmission Customer demonstrates to the System Operator that the Transmission Customer has acquired Ancillary Services of equal quality from another source. The Transmission Customer that is not a Participant must list in its Application which Ancillary Services it will purchase through NEPOOL.
        In the event of an unauthorized use of any Ancillary Service by the Transmission Customer, the Transmission Customer will be required to pay 150% of the charge which would otherwise be applicable.
        The specific Ancillary Services, prices and/or compensation methods are described on the Schedules that are attached to and made a part of this Tariff. If a rate discount is offered or attributed to a Participant or to a Related Person of a Participant, the same discounted Ancillary Service rate will be offered to all Eligible Customers. Information regarding any discounted Ancillary Service rates will be

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 38


        posted on OASIS pursuant to 18 C.F.R. <section>37 of the Commission's regulations. In addition, discounts to non-affiliates will be offered in a not unduly discriminatory manner. Sections 4.1 through 4.7 below list the seven Ancillary Services.
        4.1 Scheduling, System Control and Dispatch Service: The rates and/or methodology are described in Schedule 1.
        4.2    Reactive Supply and Voltage Control from Generation Sources
               Service:  The rates and/or methodology are described in Schedule
               2.
        4.3 Regulation and Frequency Response Service: Where applicable, the rates and/or methodology are described in Schedule 3.
        4.4 Energy Imbalance Service: Where applicable, the rates and/or methodology are described in Schedule 4.
        4.5 Operating Reserve - 10 Minute Spinning Reserve Service: Where applicable, the rates and/or methodology for this service are described in Schedule 5.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 39


        4.6    Operating Reserve - 10 Minute Non-Spinning Reserve Service:
               Where applicable, the rates and/or methodology for this service are described in Schedule 6.
        4.7 Operating Reserve - 30 Minute Reserve Service: Where applicable, the rates and/or methodology for this service are described in Schedule 7.
5       Open Access Same-Time Information System (OASIS)
        Terms and conditions regarding the NEPOOL Open Access Same-Time Information System and standards of conduct are set forth in 18 C.F.R.
        <section>37 of the Commission's regulations (Open Access Same-Time
        Information System and Standards of Conduct for Public Utilities). In the event available transmission capability, as posted on OASIS, is insufficient to accommodate a request for firm transmission service, additional studies may be required as provided by this Tariff pursuant to Sections 33 and 44.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 40


6       Local Furnishing and Other Tax-Exempt Bonds
        6.1 Participants That Own Facilities Financed by Local Furnishing or Other Tax-Exempt Bonds: This provision is applicable only to Participants that have financed facilities for the local furnishing of electric energy with tax-exempt bonds, as described in Section 142(f) of the Internal Revenue Code ("local furnishing bonds") or other tax-exempt bonds, as described in
               Section 103(b) of the Internal Revenue Code ("other tax-exempt bonds"). Notwithstanding any other provision of this Tariff, a Participant shall not be required to provide service to any Eligible Customer pursuant to this Tariff if the provision of such transmission service would jeopardize the tax-exempt status of any local furnishing bond(s) or other tax-exempt bonds used to finance the Participant's facilities that would be used in providing such Transmission Service.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 41


        6.2 Alternative Procedures for Requesting Transmission Service - Local Furnishing Bonds:
               (i) If a Participant determines that the provision of transmission service to be provided under this Tariff would jeopardize the tax-exempt status of any local furnishing bond(s) used to finance the Participant's facilities that would be used in providing such transmission service, the Management Committee shall be advised within thirty days of receipt of a Completed Application by an Eligible Customer requesting such service, or the date on which this Tariff becomes effective, whichever is applicable.
               (ii) If an Eligible Customer thereafter renews its request for the same transmission service referred to in (i) by tendering an application under Section 211 of the Federal Power Act, or the Management Committee tenders such an application requesting that service be provided under this Tariff, the

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 42


               Participant, within ten days of receiving a copy of the Section 211 application, will waive its rights to receive a request for service under Section 213(a) of the Federal Power Act and to the issuance of a proposed order under Section 212(c) of the Federal Power Act and will provide the requested transmission service in accordance with the terms and conditions of this Tariff.
        6.3 Alternative Procedures for Requesting Transmission Service - Other Tax-Exempt Bonds:
               If a Participant determines that the provision of transmission service to be provided under the Tariff would jeopardize the tax-exempt status of any other tax-exempt bonds used to finance the Participant's facilities that would be used in furnishing such transmission service, it shall notify the Management Committee within thirty days of the date on which this Tariff becomes effective, and shall elect in its notice either to comply with the procedure specified in Section

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 43


               6.2(ii) or to make its facilities unavailable under the Tariff and thereby waive its right to share in the distribution of revenues received under the Tariff derived from such facilities. Any such election may be changed at any time.
7       Reciprocity
        A Transmission Customer receiving transmission service under this Tariff, whether a Participant or a Non-Participant, agrees to provide comparable transmission service to the Participants on similar terms and conditions over facilities used for the transmission of electric energy in Canada or used for such transmission in the United States in interstate commerce and that are owned, controlled or operated by, or on behalf of the Transmission Customer or its Related Person. Transmission of power on the Transmission Customer's system to the border of the NEPOOL Control Area and transfer of ownership at that point shall not satisfy, or relieve the Transmission Customer of, the obligation to provide reciprocal service. This reciprocity requirement also

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 44


        applies to any Transmission Customer that owns, controls or operates transmission facilities that uses an intermediary, such as a power marketer, to request transmission service under this Tariff. If the Transmission Customer does not own, control or operate transmission facilities, the Transmission Customer must include in its Application a sworn statement of one of its duly authorized officers or other representatives that the purpose of its Application is not to assist an Eligible Customer to avoid the requirements of this provision.
8       Billing and Payment; Accounting
        8.1 Participant Billing Procedure: Billings to Participants for services received under this Tariff shall be made in accordance with the billing procedures established pursuant to the Agreement.
        8.2 Non-Participant Billing Procedure: Within a reasonable time after the first day of each month, the System Operator will submit on behalf of the Participants an invoice to each Non-Participant Transmission Customer

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 45


               for the charges for all services furnished under this Tariff during the preceding month. The invoice shall be paid by the Non-Participant Transmission Customer to the System Operator for NEPOOL within ten days of receipt. All payments shall be made, in accordance with the procedure specified by the System Operator, in immediately available funds payable to the System Operator or by wire transfer to a bank account designated by the System Operator.
        8.3 Interest on Unpaid Balances: Interest on any unpaid amounts (including amounts placed in escrow) will be calculated in accordance with the methodology specified for interest on refunds in 18 C.F.R. <section>35.19a(a)(2)(iii) of the Commission's regulations. Interest on delinquent amounts will be calculated from the due date of the bill to the date of payment. When payments are made by mail, bills will be considered as having been paid on the date of receipt of payment by the System Operator or by the bank designated by the System Operator.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 46


        8.4 Customer Default: In the event a Transmission Customer which is a Participant fails to perform its obligations under the Tariff,
               Section 21.2 of the Agreement shall be applicable to the failure. In the event a Non-Participant Transmission
               Customer fails, for any reason other than a billing dispute as described below, to make payment to the System Operator on or before the due date as described above, and such failure of payment is not corrected within thirty calendar days after the System Operator notifies the Transmission Customer to cure such failure, or if the Transmission Customer violates any provision of its Service Agreement, a default by the Transmission Customer will be deemed to exist. Upon the occurrence of a default, NEPOOL may initiate a proceeding with the Commission to terminate service but shall not terminate service until the Commission approves such termination. In the event of a billing dispute between NEPOOL and the Transmission Customer, service will continue to be provided under the Service

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 47


               Agreement as long as the Transmission Customer (i) continues to make all payments not in dispute, and (ii) pays into an independent escrow account the portion of the invoice in dispute, pending resolution of such dispute. If the Transmission Customer fails to meet these two requirements for continuation of service, then the System Operation may provide notice to the Transmission Customer of NEPOOL's intention to suspend service in sixty days, in accordance with applicable Commission rules and regulations, and may proceed with such suspension.
        8.5 Study Costs and Revenues: A Participant which is a Transmission Provider shall (i) include in a separate operating revenue account or subaccount the revenues, if any, it receives from transmission service when making Third-Party Sales under this Tariff, and (ii) include in a separate transmission operating expense account or subaccount, costs properly chargeable to expense that are incurred to perform any System Impact Studies or

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 48


               Facilities Studies which the Transmission Provider conducts to determine if it must construct new transmission facilities or upgrades necessary for its own uses, including Third-Party Sales, if any, under this Tariff; and include in a separate operating revenue account or subaccount the revenues received for System Impact Studies or Facilities Studies performed when such amounts are separately stated and identified in a billing under the Tariff.
9       Regulatory Filings
        Nothing contained in this Tariff or any Service Agreement shall be construed as affecting in any way the right of the Participants to file with the Commission under Section 205 of the Federal Power Act and pursuant to the Commission's rules and regulations promulgated thereunder for a change in any rates, terms and conditions, charges, classification of service, Service Agreement, rule or regulation. Nothing contained in this Tariff or any Service Agreement shall be construed as affecting in any way the ability of any

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 49


        Transmission Customer receiving service under this Tariff or for an Excepted Transaction to exercise its rights under the Federal Power Act and pursuant to the Commission's rules and regulations promulgated thereunder.
10      Force Majeure and Indemnification
        10.1 Force Majeure: An event of Force Majeure means any act of God, labor disturbance, act of the public enemy, war, insurrection, riot, fire, storm or flood, explosion, breakage or accident to machinery or equipment not due to lack of proper care or maintenance, any Curtailment, order, regulation or restriction imposed by a court or governmental military or lawfully established civilian authorities, or any other cause beyond a party's control. Neither the Participants, NEPOOL, the System Operator nor the Transmission Customer will be considered in default as to any obligation under this Tariff if prevented from fulfilling the obligation due to an event of Force Majeure; provided that no event of Force Majeure shall excuse any payment obligation

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 50


               hereunder or under a Service Agreement. However, an entity whose performance under this Tariff is hindered by an event of Force Majeure shall make all reasonable efforts to perform its obligations under this Tariff, and shall promptly notify the System Operator or the Transmission Customer, whichever is appropriate, of the commencement and end of each event of Force Majeure.
        10.2 Indemnification: The Transmission Customer shall at all times indemnify, defend, and save harmless the System Operator, NEPOOL and each Participant from any and all damages, losses, claims, including claims and actions relating to injury to or death of any person or damage to property, demands, suits, recoveries, costs and expenses, court costs, attorney fees, and all other obligations by or to third parties, arising out of or resulting from the performance by the System Operator, NEPOOL or any Participant of their obligations under this Tariff on behalf of the Transmission Customer, except in cases of negligence or intentional wrongdoing

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 51


               by the System Operator, NEPOOL or a Participant, as the case may be.
11      Creditworthiness
        For the purpose of determining the ability of a Transmission Customer which is a Non-Participant to meet its obligations related to service hereunder, NEPOOL may require reasonable credit review procedures.
        This review shall be made in accordance with standard commercial practices. In addition, NEPOOL may require the Transmission
        Customer to provide and maintain in effect during the term of the Service Agreement an unconditional and irrevocable letter of credit as security to meet its responsibilities and obligations under this Tariff, or an alternative form of security proposed by the Transmission Customer and acceptable to NEPOOL and consistent with commercial practices established by the Uniform Commercial Code that protects the Participants against the risk of non-payment.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 52


12      Dispute Resolution Procedures
        12.1 Internal Dispute Resolution Procedures: Any dispute between a Transmission Customer which is a Participant and NEPOOL involving transmission service under the Tariff may be submitted to mediation and/or arbitration and resolved in accordance with the alternate dispute resolution procedures set forth in Section
               21.1 of the Agreement. Any dispute between a Non-Participant Transmission Customer and NEPOOL involving transmission service under this Tariff (excluding applications for rate changes or other changes to this Tariff, or to any Service Agreement entered into under this Tariff, which shall be presented directly to the Commission for resolution) shall be referred to a designated senior representative of the Transmission Customer and a representative of the Management Committee for resolution on an informal basis as promptly as practicable. In the event the designated representatives are unable to resolve the dispute within

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 53


               thirty days or such other period as the parties may fix by mutual agreement, such dispute may be submitted to mediation and/or arbitration and resolved in accordance with the alternate dispute resolution procedures set forth in Section 21.1 of the Agreement.
        12.2 Rights Under The Federal Power Act: Nothing in this section shall restrict the rights of any party to file a complaint with the Commission, or seek any other available remedy, under relevant provisions of the Federal Power Act.
13      Stranded Costs
        13.1 General: This Tariff shall not be used to evade or enhance in whole or in part the stranded cost policies or charges established by the regulatory commission with jurisdiction. A retail end-use or wholesale customer that uses this Tariff to purchase electricity from a new supplier shall pay a stranded cost charge for access to service under this Tariff as specifically authorized by the regulatory commission with jurisdiction and subject

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 54


               to any contract terms concerning the recovery of stranded costs. Upon determination by a regulatory commission that an Eligible Customer has a stranded cost obligation, and the nature and extent of such obligation, the charge may be collected under this Tariff, or a Participant's individual tariff or otherwise by NEPOOL or the Participants which own any facilities that are used to provide transmission service to the customer, provided, however, that the amount of any such stranded cost obligation, as determined by the appropriate regulatory commission, cannot be collected twice. The entity that collects the stranded cost charge shall pay the proceeds to the customer's former supplier or the former supplier's Related Person, or successor, as directed by the former supplier. The amount of the stranded cost charge shall equal the amount of stranded cost that the customer would have paid under the policies or charges established by the regulatory commission with jurisdiction had the customer

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 55


               become an unbundled transmission services customer of its former supplier without using service under this Tariff.
        13.2 Commission Requirements: A Participant which seeks to recover stranded costs from a Transmission Customer pursuant to this Tariff may do so in accordance with the terms, conditions and procedures in the Commission's Order No. 888. However, the Participant must separately file any specific proposed stranded cost charge under Section 205 of the Federal Power Act.
        13.3   Wholesale Contracts:  Nothing in this Section 13 is intended to affect or alter the rights or obligations of parties under wholesale requirements contracts.
        13.4 Right to Seek or Contest Recovery Unimpaired: No provision in this Tariff shall impair a Participant's right to seek stranded cost relief from the appropriate regulatory body or court or the right of any Participant or other entity to contest such relief.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 56


II.     REGIONAL NETWORK SERVICE
        Regional Network Service will be provided by the Participants through NEPOOL during and after the Transition Period to Participants and Non-Participants pursuant to the applicable terms and conditions of this Tariff. Local Network Service and Local Point-To-Point Service, to the extent required, will be provided during and after the Transition Period pursuant to the applicable terms and conditions of tariffs filed by an individual Participant that is a Transmission Provider and/or pursuant to an agreement between a Participant that is a Transmission Provider and a Transmission Customer. This Tariff does not prescribe the methodology to be used by the individual Participant in developing its Local Network Service rate or its Local Point-to-Point Service rate, but the Agreement prescribes certain requirements with respect thereto.
14      Nature of Regional Network Service
        Except as provided below, Regional Network Service is any new use of the NEPOOL Transmission System which requires the use

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 57


        of PTF, other than Through or Out Service, and includes, but is not limited to, Point-To-Point Transmission Service for the transmission of Unit Contract Entitlements or System Contracts, Network Integration Transmission Service, the transmission of Ancillary Services whether provided under a bilateral contract or through NEPOOL Interchange Transactions, and the transmission of energy and capacity-related services provided through NEPOOL Interchange Transactions; provided, however, that for the ten-year period commencing on the date on which this Tariff becomes effective, Tie Benefit Service shall be provided pursuant to Section 21 and shall not constitute Regional Network Service.
15      Availability of Regional Network Service
        15.1 Provision of Regional Network Service: Regional Network Service shall be provided by the Participants through NEPOOL, and shall be available to each Participant and to each Non-Participant that qualifies as an Eligible Customer.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 58


        15.2 Eligibility to Receive Regional Network Service: Notwithstanding the purchase of any other service provided under the Tariff, Regional Network Service shall be taken and paid for by (i) each Participant which has a load within the NEPOOL Control Area, and
               (ii) each Non-Participant which is an Eligible Customer and has a load within the NEPOOL Control Area unless such Non-Participant operates its own Control Area. Participants and Non-Participants which are required to take and pay for Regional Network Service must also take Local Network Service except as otherwise provided in Section 25. Participants or Non-Participant Eligible Customers which require the use of the NEPOOL Transmission System or a Local Network for Regional Network Service but which do not have a load shall also be entitled to receive Regional Network Service for deliveries within the NEPOOL Control Area and Local Network Service.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 59


               When a constrained interface within the NEPOOL Control Area occurs, then existing Firm Transmission Services will continue to have priority over the interface. Where Curtailments or Interruptions are required, or resources must be redispatched this shall be effected in accordance with the applicable procedures and with the priorities and consequences specified in Parts V or VI of this Tariff, whichever is applicable.
16      Payment for Regional Network Service
        Each Participant or Non-Participant which has a load in the NEPOOL Control Area and is required to take and pay for Regional Network Service shall pay to NEPOOL for each month an amount equal to its Monthly Network Load (as defined in Section 46.1 of this Tariff) for the month times the applicable Participant RNS Rate. The applicable Participant Rate shall be the rate, determined in accordance with
        Schedule 9, which is applicable to a delivery to load in the particular Local Network in which the load served by the Participants or Non-Participants is located. In the event

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 60


        the Participant or Non-Participant serves load located on more than one Local Network, the amount to be paid by it shall be separately computed for the load located on each Local Network. A Participant or Non-Participant using Regional Network Service which does not have a load in the NEPOOL Control Area shall not be obligated to make such payments.
17      Procedure for Obtaining Regional Network Service
        When Regional Network Service is used for service by a Participant or Non-Participant under a bilateral contract, across a constrained PTF interface within the NEPOOL Control Area, the service must be reserved with the System Operator and posted on the OASIS and the amount to be transferred shall be identified. The System Operator must be notified of all other service required for transfers by a Participant or Non-Participant under bilateral contracts. No other reservation of transmission capacity for Regional Network Service is required by a Participant or Non-Participant and no Service Agreement, in addition to the Agreement, is

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 61


        required to be entered into by a Participant in order to receive Regional Network Service, unless Direct Assignment Facilities or other facility additions or upgrades are required to provide a particular service requested by the Participant. Subject to the foregoing exceptions and to Section 26 of this Tariff, a Participant or Non-Participant which receives Regional Network Service shall be, subject to the applicable provisions of Parts V and VI of this Tariff.
        A Participant or Non-Participant which requests new Regional Network Service shall be obligated to enter into a System Impact Study Agreement in the form of Attachment I, or in any other form that is mutually agreed to, and to pay the costs of the study if its request is determined to require a System Impact Study, and shall be obligated to enter into a Facilities Study Agreement in the form of Attachment J, or in any other form that is mutually agreed to, and to pay the costs of the study if additions or upgrades to PTF will be required in order to provide the requested service.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 62


III.    THROUGH OR OUT SERVICE; TIE BENEFIT SERVICE
        Through or Out Service and Tie Benefit Service will be provided during and after the Transition Period pursuant to the applicable terms and conditions of this Tariff.
18      Through or Out Service
        18.1 Provision of Through or Out Service: Through or Out Service shall be provided by the Participants through NEPOOL, and shall be available to any Participant and to any Non-Participant which is an Eligible Customer.
        18.2 Use of Through or Out Service: A Participant or Non-Participant shall take Through or Out Service as Firm or Non-Firm Point-to-Point Transmission Service for the transmission of any Unit Contract Entitlement or System Contract transaction with respect to a transaction which requires the use of PTF if either (i) the transaction goes through the NEPOOL Control Area and the Point(s) of Receipt for NEPOOL are at one point on the NEPOOL Control Area boundary and the Point(s) of Delivery for NEPOOL are at another point on the NEPOOL Control Area

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 63


               boundary, as, for example, from New Brunswick to New York or from one point on the NEPOOL Control Area boundary with New York to another point on the Control Area boundary with New York, or
               (ii) the transaction goes out of the NEPOOL Control Area and the Point(s) of Receipt are within the NEPOOL Control Area and the Point(s) of Delivery for NEPOOL are at a NEPOOL Control Area boundary, as, for example, from Boston to New York.
19      Payment for Through or Out Service
        Each Participant or Non-Participant which takes firm or non-firm Through or Out Service shall pay to NEPOOL a charge per Kilowatt of Reserved Capacity based on an annual rate (the "T or O Rate") which shall be the higher of (i) the Pool PTF Rate, or (ii) a rate derived from the annual incremental cost of any new facilities required to provide the service. The rate for firm Through or Out Service shall be as follows:
               Per year-      the T or O Rate
               Per month-     the T or O Rate divided by 12
               Per week-      the T or O Rate divided by 52

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 64


               Per day -      the T or O Rate "per week" divided by 5; provided
                              that the rate for 5 to 7 consecutive days may not
                              exceed the "per week" rate.
        The rate for non-firm Through or Out Service shall be as follows:
               Per year-      the T or O Rate
               Per month-     the T or O Rate divided by 12
               Per week-      the T or O Rate divided by 52
               Per day -      the T or O Rate "per week" divided by 7;
               Per hour-      the non-firm T or O Rate "per day" divided by 24.
        The Pool PTF Rate shall be the Rate determined annually in accordance with paragraph 2 of Schedule 8.
20      Reservation of Capacity for Through or Out Service
        Compliance with the applicable requirements of Part V of this Tariff is required for the initiation of Through or Out Service.

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 65


21      Tie Benefit Service
        Each Participant which receives an identifiable and traceable benefit (a "Tie Benefit"), in the determination of its Installed Capability Responsibility or otherwise, from the existing transmission ties between the NEPOOL Control Area, on the one hand, and New York or New Brunswick on the other hand, shall be deemed to be a recipient of Tie Benefit Service. In the event any of these existing transmission ties is retired or ceases to be a tie to another Control Area or the Tie Benefit received from it is reduced, the amount of Tie Benefit Service which Participants are deemed to receive shall be modified to reflect the change.
22      Payment for Tie Benefit Service
        It has been agreed that, as part of the overall transition arrangements referred to in Part IV of this Tariff, each Participant which is deemed to be a recipient of Tie Benefit Service shall pay to NEPOOL each month for such service received by it during the ten-year period commencing on the effective date of this Tariff, an amount computed at the

                NEPOOL                          Open Access Transmission Tariff
                                                Original Sheet No. 66


        applicable rate specified in Schedule 10 times the number of Kilowatts of Tie Benefit Service it receives.
IV.   SERVICE DURING THE TRANSITION PERIOD; EXCEPTED TRANSACTIONS
      The five-year Transition Period, and additional arrangements to be in effect during the succeeding five-year period, will permit the phase in on a negotiated basis of the Tariff rates with financial effects which are acceptable to Participants.
23    Transition Arrangements
      The transition arrangements include (i) the treatment provided for certain Excepted Transactions in Section 25, (ii) the rules provided in Sections 16.3 and 16.6 of the Agreement for the distribution and application of revenues received by NEPOOL on behalf of the Participants from the payment of the Tariff rates, (iii) the payments for Tie Benefits and (iv) the payment of Transition Payments.
24    Transition Payments
      A schedule of Transition Payments to be made by certain Participants or Non-Participants, and distributed to other Participants or Non-Participants, in each year of the

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 67
                                                 (As corrected)


      Transition Period is set out in Schedule 11. The amounts to be paid and received in each year have been determined by comparing certain transmission costs and revenues for each year of the Transition Period for each Participant and certain Non-Participants with the similar costs and revenues for a base period; provided that only one-half of the payments for Tie Benefit Service expected to be received by the owners of the ties to New York and New Brunswick have been included in calculating the Participant tie owner's revenues for the Transition Period. One-twelfth of the annual Transition Payments for a Participant or Non-Participant required to make Transition Payments are to be made monthly and distributed monthly to those Participants or Non-Participants eligible to receive payments.
25    Excepted Transactions
      Notwithstanding any other section of the Tariff, the power transfers and other uses of the NEPOOL Transmission System effected under the transmission agreements in effect on November 1, 1996 specified below ("Excepted Transactions")

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 68


      will continue to be effected under such agreements for the respective periods specified below rather than under this Tariff, but not thereafter, and such transfers and other uses will continue to be effected after such period, if still occurring, under this Tariff. Participants receiving service under the agreements listed in Exhibit G-1 shall not be required to take Local Network Service for such transfers and other uses. The Excepted Transactions and the period for which each of the existing transmission agreements will be continued in effect, and then terminated are as follows:
             (1) for the Transition Period, the following transfers pursuant to Section 17 of the Agreement:
                     (a) the transfer to a Participant's system within the Control Area of its ownership interest in a Pool-Planned Unit which is off its system;
                     (b) the transfer to a Participant's system within the Control Area of its Unit Contract Entitlement, under a contract entered into by

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 69


                            it on or before November 1, 1996, in a Pool-Planned Unit which is off its system; and
                     (c) the transfer to a Participant's system within the Control Area of its Entitlement in a purchase (including a purchase under the HQ Phase II Firm Energy Contract) from Hydro-Quebec under a contract entered into by it on or before November 1, 1996, where the line over which the transfer is made into New England is the HQ Interconnection;
             (2) for the Transition Period, the transfer to a Participant's system within the Control Area of its Unit Contract Entitlement in the Maine Yankee Atomic Power Company unit, the Vermont Yankee Nuclear Power Corporation unit or the Pilgrim 1 unit; provided the transfer is pursuant to a transmission agreement in effect on November 1, 1996 and is to the entity which was receiving the service on November 1, 1996; and

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 70


             (3)     for the period from the effective date of the Tariff until
                     . . . .: {1}
                     (a) existing transfers and other uses within the NEPOOL Control Area, as of November 1, 1996, of the NEPOOL Transmission System under the support or exchange agreements specified in Attachment G;
                     (b) existing transfers and other uses within the NEPOOL Control Area, as of November 1, 1996, of the NEPOOL Transmission System under the comprehensive network service agreements specified in Attachment G; and
                     (c) existing transfers and other uses within the NEPOOL Control Area, as of November 1, 1996, of the NEPOOL Transmission System under the

               **FOOTNOTES**

{1}  The  blank  space  shall  be  filled  in  in  accordance with the 33rd
     Amendment.   Pending  the  filling in of the blank the service
     shall continue until the termination of the transmission agreement or the end of the Transition Period, whichever occurs first.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 71


                            other transmission agreements or tariff service agreements specified in Attachment G.
             The Management Committee is authorized to add additional agreements to Attachment G if they have been inadvertently omitted. The transfers or other uses under any of the transmission agreements covering the transfers referred to in paragraphs (1), (2) and (3) above shall be in accordance with the terms of the transmission agreement as in effect on November 1, 1996, or a modification of the terms which is expressly provided for in the agreement as in effect on November1, 1996 and is accomplished without amendment of the agreement or by an amendment entered into after November 1, 1996 that does not extend the term of the agreement or increase the amount of the service. Notwithstanding the foregoing, support agreements shall continue in effect to provide for continued support payments and may be extended so long as the agreement does not give priority of service. Further,

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 72


             notwithstanding the foregoing restriction on the amendment after November 1, 1996 of transmission agreements with respect to Excepted Transactions, the transmission arrangements for the Masspower and Altresco facilities may continue as Excepted Transactions in accordance with transmission agreement amendments or memoranda of understanding entered into as of December, 1996 which do not extend the term of the agreements.
             For the purpose of determining priorities under this Tariff, Excepted Transactions shall have the same priority as Firm Point-to-Point Transmission Service transactions for resources in existence on the effective date of this Tariff which are effected as Regional Network Service.
             When transmission agreements cease to be Excepted Transactions before the end of their term, the transactions shall be effected under this Tariff and under any applicable Local Network Service tariff, to the extent appropriate, but the transactions shall

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 73


             continue to have a priority not less than the priority that they would have had if Regional Network Service had been used for the transactions from the effective date of this Tariff. New transactions entered into after November 1, 1996 under umbrella tariff agreements then in effect will not be Excepted Transactions.
V.    THROUGH OR OUT SERVICE AS POINT-TO-POINT TRANSMISSION SERVICE

Preamble
      Firm or Non-Firm Point-To-Point Transmission Service shall be reserved by all Transmission Customers, whether Participants or Non-Participants, for all new point-to-point transfers to be effected as Through or Out Service, pursuant to the applicable terms and conditions of this Part V of the Tariff. Point-To-Point Transmission Service is the service required for the receipt of capacity and energy at designated Point(s) of Receipt and the transmission of such capacity and energy to designated Point(s) of Delivery.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 74


26    Nature of Review
      If the Eligible Customer requesting Point-To-Point Transmission Service as Through or Out Service for a Unit Contract or System Contract transaction, or requesting Network Integration Transmission Service pursuant to Part VI of this Tariff, is a Participant, it shall initially advise the System Operator of the proposed transaction in such detail as the System Operator may reasonably require. If the System Operator determines, on the basis of an initial review of the reliability requirements to meet existing and pending obligations of the Participants and the obligations of the particular Participants whose PTF facilities will be impacted by the proposed transaction, that no System Impact Study is required, it shall tender a Service Agreement to the Eligible Customer, if required. Otherwise, the applicable procedures specified in this Part V or Part VI shall be followed. If the Eligible Customer requesting service is not a Participant, the applicable application procedures specified in this Part V or Part VI, whichever is applicable, shall be

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 75


      followed, but the System Operator shall make its initial review of available transmission capacity on the same basis as it would with a Participant.
27    Nature of Firm Point-To-Point Transmission Service
      27.1 Term: The minimum term of Firm Point-To-Point Transmission Service as Through or Out Service shall be one day and the maximum term shall be that specified in the Service Agreement.
      27.2 Reservation Priority: Long-Term Firm Point-To-Point Transmission Service as Through or Out Service shall be available to Participants and Non-Participants on a first-come, first-served basis, i.e., in the chronological sequence in which each Transmission Customer's application for reserved service is received by the System Operator pursuant to Section 26 or Section 31, whichever is applicable. Reservations for Short-Term Firm Point-To-Point Transmission Service will be conditional based upon the length of the requested transaction. If the NEPOOL Transmission System becomes

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 76


             oversubscribed, requests for longer term service may preempt requests for shorter term service up to the following deadlines: one day before the commencement of daily service, one week before the commencement of weekly service, and one month before the commencement of monthly service. Before the deadline, if available transmission capability is insufficient to satisfy all Applications, an Eligible Customer with a reservation for shorter term service has the right of first refusal to match any longer term reservation before losing its reservation priority.
             After the deadline, service will commence pursuant to the terms of
             Part III of this Tariff. Firm Point-To-Point Transmission Service as Through or Out Service will always have a reservation priority over non-firm Point-To-Point Transmission Service under this Tariff. All Long-Term Firm Point-To-Point Transmission Service will have equal reservation priority with Native Load Customers and Excepted Transactions. Reservation priorities for existing firm

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 77


             service customers, including customers receiving service with respect to Excepted Transactions, are provided in Section 3.2.
      27.3 Use of Firm Point-To-Point Transmission Service by the Participants That Own PTF: A Participant that owns PTF will be subject to the rates, terms and conditions of this Tariff when making Third-Party Sales to be transmitted as Through or Out Service under (i) agreements executed after November 1, 1996 or
             (ii) agreements executed on or before November 1, 1996 to the extent that the Commission requires them to be unbundled, by the date specified by the Commission. A Participant that owns PTF will maintain separate accounting, pursuant to Section 8, for any use of Firm Point-To-Point Transmission Service for Through or Out Service to make Third-Party Sales.
      27.4 Service Agreements: A standard form Firm Point-To-Point Transmission Service Agreement (Attachment A) will be offered to an Eligible Customer when it submits a

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 78


             Completed Application for Firm Point-To-Point Transmission Service to be transmitted as Through or Out Service. Executed Service Agreements that contain the information required under this Tariff will be filed with the Commission in compliance with applicable Commission regulations.
      27.5 Transmission Customer Obligations for Facility Additions or Redispatch Costs: In cases where it is determined that the Transmission System is not capable of providing new Firm Point-To-Point Transmission Service for Through or Out Service without (1) degrading or impairing the reliability of service to Native Load Customers, customers taking service for Excepted Transactions and other Transmission Customers taking Firm Point-To-Point Transmission Service as Regional Network Service, or (2) interfering with a Participant's ability to meet prior firm contractual commitments to others, the Participants will be obligated to arrange to expand or upgrade PTF pursuant to the terms of Section 33. The Transmission

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 79


             Customer must agree to compensate the Participants or any other entity designated to effect construction through the System Operator for any necessary transmission facility additions or upgrades pursuant to the terms of Section 39. To the extent the System Operator can relieve any system constraint more economically by redispatching the Participants' resources, rather than through construction of additions or upgrades, it shall do so, provided that the Eligible Customer agrees to compensate the Participants pursuant to the terms of Section 39. Any redispatch, addition or upgrade or Direct Assignment Facilities costs to be charged to the Transmission Customer under this Tariff will be specified in the Service Agreement prior to initiating service.
      27.6 Curtailment of Firm Transmission Service: In the event that a Curtailment on the NEPOOL Transmission System, or a portion thereof, is required to maintain reliable operation of the system, the Curtailment will be made on

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 80


             a non-discriminatory basis to the transaction(s) that effectively relieve the constraint. If multiple transactions require Curtailment, to the extent practicable and consistent with Good Utility Practice, Curtailments will be proportionally allocated among the Participants' Firm Transmission Service customers. All Curtailments will be made on a non-discriminatory basis; however, non-firm Point-To-Point Transmission Service shall be subordinate to Firm Transmission Service. When the System Operator determines that an electrical emergency exists on the NEPOOL Transmission System and implements emergency procedures to curtail Firm Transmission Service, the Transmission Customer shall make the required reductions upon the System Operator's request. However, NEPOOL reserves the right to curtail, in whole or in part, any Firm Transmission Service provided under this Tariff when, in the System Operator's sole discretion, an emergency or other unforeseen condition impairs or degrades the reliability

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 81


             of the NEPOOL Transmission System. The System Operator will notify all affected Transmission Customers in a timely manner of any scheduled Curtailments.
      27.7   Classification of Firm Point-To-Point Transmission Service:
             (a) A Transmission Customer taking Firm Point-To-Point Transmission Service for Through or Out Service may (1) change its Receipt and Delivery Points to obtain service on a non-firm basis consistent with the terms of Section
                     36.1 or (2) request a modification of the Points of Receipt or Delivery on a firm basis pursuant to the terms of Section 36.2; provided that if any Participant or other entity has constructed new facilities or upgraded facilities to accommodate the original firm service, such Participant shall continue to be compensated for its facility costs by the Transmission Customer.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 82


             (b) A Transmission Customer may purchase transmission service to make sales from multiple generating units that are on the NEPOOL Transmission System. For such a purchase of transmission service the resources will be designated as multiple Points of Receipt, unless the multiple generating units are at the same generating plant, in which case the units will be treated as a single Point of Receipt.
             (c) Firm deliveries will be provided from the Point(s) of Receipt to the Point(s) of Delivery. Except in the case of the sale of power under a System Contract or Firm Contract, each Point of Receipt at which firm transmission capacity is reserved by the Transmission Customer shall be set forth in the Service Agreement along with a corresponding capacity reservation associated with each Point of Receipt. For the transmission of power under a System Contract or Firm Contract across the Transmission Provider's Transmission System, the

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 83


                     Transmission Customer need specify only the maximum capacity reservation at Points of Receipt or Points of Delivery, rather than specific MW for each Point of Receipt. In all other cases, each Point of Delivery at which firm transmission capacity is reserved by the Transmission Customer shall be set forth in the Service Agreement along with a corresponding capacity reservation associated with each Point of Delivery. The greater of either (1) the sum of the capacity reservations at the Point(s) of Receipt, or (2) the sum of the capacity reservations at the Point(s) of Delivery shall be the Transmission Customer's Reserved Capacity. The Transmission Customer will be billed for its Reserved Capacity under the terms of Schedule 8. The Transmission Customer may not exceed its firm capacity reserved at each Point of Receipt and each Point of Delivery except as otherwise specified in Section 36. In the event that a Transmission

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 84


                     Customer (including Third-Party Sales by the Participants) exceeds its firm reserved capacity at any Point of Receipt or Point of Delivery, it shall pay 150% of the charge which is otherwise applicable for each Kilowatt of the excess.
      27.8   Scheduling of Firm Point-To-Point Transmission Service:
             Unless other schedules are permitted pursuant to NEPOOL rules, schedules for the Transmission Customer's Firm Point-To-Point Transmission Service for Through or Out Service must be submitted to the System Operator no later than noon of the day prior to commencement of such service. Schedules submitted after noon will be accommodated, if practicable. Hour-to-hour schedules of any capacity and energy that is to be delivered must be stated in increments of 1000 kW per hour. Transmission Customers with multiple requests for Firm Point-To-Point Transmission Service at a Point of Receipt, each of which request is under 1000 kW per hour, may consolidate their service requests at a common Point of Receipt into

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 85


             units of 1000 kW per hour for scheduling and billing purposes. Scheduling changes will be permitted up to thirty-five minutes before the start of the next clock hour, provided that the Delivering Party and Receiving Party also agree to the schedule modification. The System Operator will furnish to the Delivering Party's system operator hour-to-hour schedules equal to those furnished by the Receiving Party (unless reduced for losses) and will deliver the capacity and energy provided by such schedules. Should the Transmission Customer, Delivering Party or Receiving Party revise or terminate any schedule, such party shall immediately notify the System Operator, and the System Operator will have the right to adjust accordingly the schedule for capacity and energy to be received and to be delivered.
28    Nature of Non-Firm Point-To-Point Transmission Service
      28.1 Term: Non-Firm Point-To-Point Transmission Service will be available as Through or Out Service for periods ranging from one hour to one month. However, a

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 86


             Purchaser of Non-Firm Point-To-Point Transmission Service for Through or Out Service will be entitled to reserve a sequential term of service (such as a sequential monthly term without having to wait for the initial term to expire before requesting another monthly term) so that the total time period for which the reservation applies is greater than one month, subject to the requirements of Section 32.3.
      28.2 Reservation Priority: Non-Firm Point-To-Point Transmission Service for Through or Out Service shall be available from transmission capability in excess of that needed for reliable service to Native Load Customers, Network Customers and other Transmission Customers taking Long-Term and Short-Term Firm Point-To-Point Transmission Service. A higher priority will be assigned to reservations with a longer duration of service. In the event the NEPOOL Transmission System is constrained, competing requests of equal duration will be prioritized as may be determined by the System

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 87


             Operator with the approval of the Management Committee. Eligible Customers that have already reserved shorter term service have the right of first refusal to match any longer term reservation before being preempted. Transmission service for Network Customers from resources other than designated Network Resources will have a higher priority than any Non-Firm Point-To-Point Transmission Service for Through or Out Service. Non-Firm Point-To-Point Transmission Service for Through or Out Service over secondary Point(s) of Receipt and Point(s) of Delivery will have the lowest reservation priority under this Tariff.
      28.3 Use of Non-Firm Point-To-Point Transmission Service by the Transmission Provider: The Participants will be subject to the rates, terms and conditions of Part V of this Tariff when taking Through or Out Service for Third-Party Sales under (i) agreements executed on or after November 1, 1996 or (ii) agreements executed prior to the aforementioned date that the Commission requires

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 88


             to be unbundled, by the date specified by the Commission. The Participant will maintain separate accounting, pursuant to Section 8, for any use of Through or Out Service to make Third-Party Sales.
      28.4 Service Agreements: The System Operator shall offer a standard form Point-To-Point Transmission Service Agreement (Attachment A) to an Eligible Customer when it first submits a Completed Application for Non-Firm Point-To-Point Transmission Service for Through or Out Service pursuant to the Tariff. Executed Service Agreements that contain the information required under this Tariff shall be filed with the Commission in compliance with applicable Commission regulations.
      28.5   Classification of Non-Firm Point-To-Point Transmission Service:
             Non-Firm Point-To-Point Transmission Service shall be offered as Through or Out Service under terms and conditions contained in
             Part IV of this Tariff. The NEPOOL Participants undertake no obligation under this Tariff to plan the NEPOOL Transmission System in order

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 89


             to have sufficient capacity for Non-Firm Point-To-Point Transmission Service. Parties requesting Non-Firm Point-To-Point Transmission Service for the transmission of firm power as Through or Out Service do so with the full realization that such service is subject to availability and to Curtailment or Interruption under the terms of this Tariff. The System Operator shall specify the rate treatment and all related terms and conditions applicable in the event that a Transmission Customer (including Third-Party Sales by a Participant) exceeds its non-firm capacity reservation.
             (a) Non-Firm Point-To-Point Transmission Service as Through or Out Service shall include transmission of energy on an hourly basis and transmission of scheduled short-term capacity and energy on a daily, weekly or monthly basis, but not to exceed one month's reservation for any one Application.
             (b) Except in the case of the transmission of power under a System Contract or Firm Contract, each

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 90


                     Point of Receipt at which non-firm transmission capacity is reserved by the Transmission Customer shall be set forth in the Application along with a corresponding capacity reservation associated with each Point of Receipt. For the transmission of System Power across Transmission Provider's Transmission System, the Transmission Customer need specify only the maximum capacity reservation at Points of Receipt or Points of Delivery, rather than specific MW for each Point of Receipt.
      28.6 Scheduling of Non-Firm Point-to-Point Transmission Service: Unless other schedules are permitted pursuant to NEPOOL rules, schedules for Non-Firm Point-To-Point Transmission Service as Through or Out Service must be submitted to the Transmission Provider no later than noon of the day prior to commencement of such service. Schedules submitted after noon will be accommodated, if practicable. Hour-to-hour schedules of energy that is to be delivered must be stated in increments of 1,000 kW

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 91


             per hour. Transmission Customers within the NEPOOL Control Area with multiple requests for Transmission Service at a Point of Receipt, each of which is under 1,000 kW per hour, may consolidate their schedules at a common Point of Receipt into units of 1,000 kW per hour. Scheduling changes will be permitted up to thirty-five minutes before the start of the next clock hour provided that the Delivering Party and Receiving party also agree to the schedule modification. The System Operator will furnish to the Delivering Party's system operator, hour-to-hour schedules equal to those furnished by the Receiving Party (unless reduced for losses) and shall deliver the capacity and capacity and energy provided by such schedules. Should the Transmission Customer, Delivery Party or Receiving Party revise or terminate any schedule, such party shall immediately notify the System Operator, and the System Operator shall have the right to adjust accordingly the schedule for capacity and energy to be received and to be delivered.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 92


      28.7 Curtailment or Interruption of Service: The System Operator reserves the right to Curtail, in whole or in part, Non-Firm Point-To-Point Transmission Service provided under this Tariff as Through or Out Service for reliability reasons when, an emergency or other unforeseen condition threatens to impair or degrade the reliability of the NEPOOL Transmission System. The Transmission Provider reserves the right to Interrupt, in whole or in part, Non-Firm Point-To-Point Transmission Service provided under this Tariff as Through or Out Service for economic reasons in order to accommodate (1) a request for Firm Transmission Service, (2) a request for Non-Firm Point-To-Point Transmission Service of greater duration, or (3) transmission service for Network Customers from non-designated resources. The System Operator also will discontinue or reduce service to the Transmission Customer to the extent that

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 93
                                                 (As corrected)


             deliveries for transmission are discontinued or reduced at the Point(s) of Receipt. Where required, Curtailments or Interruptions will be made on a non-discriminatory basis to the transaction(s) that effectively relieve the constraint, however, Non-Firm Point-To-Point Transmission Service furnished as Through or Out Service shall be subordinate to Firm Transmission Service. If multiple transactions require Curtailment or Interruption, to the extent practicable and consistent with Good Utility Practice, Curtailments or Interruptions will be made to transactions of the shortest term (e.g., hourly non-firm transactions will be Curtailed or Interrupted before daily non-firm transactions and daily non-firm transactions will be Curtailed or Interrupted before weekly non-firm transactions). Transmission service for Network Customers from resources other than designated Network Resources will have a higher priority than any Non-Firm Point-To-Point Transmission Service furnished as Through

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 94



             or Out Service under this Tariff. Non-Firm Point-To-Point Transmission Service furnished as Through or Out Service over secondary Point(s) of Receipt and Point(s) of Delivery will have a lower priority than any Non-Firm Point-To-Point Transmission Service under this Tariff. The System Operator will provide advance notice of Curtailment or Interruption where such notice can be provided consistent with Good Utility Practice.
29    Service Availability
      29.1 General Conditions: Firm Point-To-Point Transmission Service as Through or Out Service over, on or across the NEPOOL Transmission System is available to any Transmission Customer that has met the requirements of Section 26 or Section 31.
      29.2   Determination of Available Transmission Capability:
             A description of NEPOOL's specific methodology for assessing available transmission capability posted on the NEPOOL OASIS(Section 5) is contained in Attachment C of this Tariff. In the event sufficient transmission

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 95




             capability may not exist to accommodate a service request, a System Impact Study will be performed.
      29.3   Initiating Service in the Absence of an Executed Service
             Agreement: If the System Operator and the Transmission Customer requesting Firm Point-To-Point Transmission Service cannot agree on all the terms and conditions of the applicable Service Agreement, the System Operator will file with the Commission, within thirty days after the date the Transmission Customer provides written notification directing the System Operator to file, an unexecuted Service Agreement containing terms and conditions deemed appropriate by the System Operator for such requested transmission service. The service will be commenced subject to the Transmission Customer agreeing to (i) pay whatever rate the Commission ultimately determines to be just and reasonable, and (ii) comply with the terms and conditions of this Tariff including posting appropriate security deposits in accordance with the terms of Section 31.3.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 96




      29.4 Obligation to Provide Transmission Service that Requires Expansion or Modification of the Transmission System: If it is determined that the service requested in a Completed Application for Long-Term Firm Point-To-Point Transmission Service as Through or Out Service cannot be provided because of insufficient capability on the NEPOOL Transmission System, one or more Participants or other entities will be designated to use due diligence to expand or modify the NEPOOL Transmission System to provide the requested Long-Term Firm Point-to-Point Transmission Service as Through or Out Service, provided that the Transmission Customer agrees to compensate the Participants or other entities that will be responsible for the construction of any new facilities or upgrades for the costs of such new facilities or upgrades pursuant to the terms of Section 39. The System Operator and the designated Participants or other entities will conform to Good Utility Practice in determining the need for new transmission facilities or

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 97




             upgrades and in coordinating the design and construction of such facilities. This obligation applies only to those facilities that the designated Participants or other entities have the right to expand or modify.
      29.5 Deferral of Service: Long-Term Firm Point-To-Point Transmission Service as Through or Out Service may be deferred until the designated Participants or other entities complete construction of new transmission facilities or upgrades needed to provide such service whenever it is determined that providing the requested service would, without such new facilities or upgrades, impair or degrade reliability to any existing Firm Transmission Service.
      29.6 Real Power Losses: Real power losses are associated with all transmission service. NEPOOL is not obligated to provide real power losses. The applicable real power loss factor shall be determined by the System Operator on the basis of incremental loss studies on a transaction basis.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 98




30    Transmission Customer Responsibilities
      30.1 Conditions Required of Transmission Customers: Firm Point-To-Point Transmission Service as Through or Out Service will be provided only if the following conditions are satisfied by the Transmission
             Customer:
             a. The Transmission Customer has pending a Completed Application for service, if required pursuant to Section 26;
             b. In the case of a Non-Participant, the Transmission Customer meets the creditworthiness criteria set forth in
                     Section 11;
             c. The Transmission Customer will have arrangements in place for any other transmission service necessary to effect the delivery from the generating source to the Point of Receipt prior to the time service under the Tariff commences;
             d. The Transmission Customer agrees to pay for any facilities or upgrades constructed or any redispatch costs chargeable to such Transmission

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 99




                     Customer under this Tariff, whether or not the Transmission Customer takes service for the full term of its reservation; and
             e. If required, the Transmission Customer has executed an applicable Service Agreement or has agreed to receive service pursuant to Section 29.3.
      30.2   Transmission Customer Responsibility for Third-Party Arrangements:
             Any scheduling arrangements that may be required by other electric systems shall be the responsibility of the Transmission Customer requesting service. (If Local Network Service will be required, the System Operator shall notify the Transmission Customer and the affected Participants.) The Transmission Customer shall provide, unless waived by the System Operator, notification to the System Operator identifying such other electric systems and authorizing them to schedule the capacity and energy to be transmitted pursuant to this Tariff on behalf of the Receiving Party at the Point of Delivery or the

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 100




             Delivering Party at the Point of Receipt. The System Operator will undertake reasonable efforts to assist the Transmission Customer in making such arrangements, including without limitation, providing any information or data required by such other electric system pursuant to Good Utility Practice.
31    Procedures for Arranging Firm Point-To-Point Transmission Service
      31.1 Application: Subject to Section 26, a request for Firm Point-To-Point Transmission Service for periods of one year or longer must be made in an Application, delivered to the New England Power Pool, One Sullivan Road, Holyoke, MA 01040-2841 or, following the activation of the ISO, to the ISO at the same address, or such other address as may be specified from time to time. The request should be delivered at least sixty days in advance of the calendar month in which service is requested to commence. The System Operator will consider requests for such firm service on shorter

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 101




             notice when practicable. Requests for firm service for periods of less than one year will be subject to expedited procedures that will be negotiated between the System Operator and the party requesting service within the time constraints provided in Section
             27.8. All Firm Point-To-Point Transmission Service requests for Through or Out Service should be submitted by entering the information listed below on the NEPOOL OASIS. Prior to implementation of the NEPOOL OASIS, a Completed Application may be submitted by (i) transmitting the required information to NEPOOL by telefax, or (ii) providing the information by telephone over NEPOOL's time recorded telephone line. Each of these methods will provide a time-stamped record for establishing the priority of the Application.
      31.2 Completed Application: A Completed Application for Firm Point-To-Point Transmission as Through or Out Service shall provide all of the information included at 18

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 102


             C.F.R. <section>2.20 of the Commission's regulations, including but not limited to the following:
             (i) The identity, address, telephone number and facsimile number of the entity requesting service;

             (ii) A statement that the entity requesting service is, or will be upon commencement of service, an Eligible Customer under this Tariff;

             (iii) The location of the Point(s) of Receipt and Point(s) of Delivery and the identities of the Delivering Parties and the Receiving Parties;

             (iv) The location of the generating facility(ies) supplying the capacity and energy and the location of the load ultimately served by the capacity and energy transmitted. The System Operator will treat this information as confidential in accordance with the NEPOOL information policy except to the extent that disclosure of this information is required by this Tariff, by regulatory or judicial order, for reliability purposes pursuant to Good Utility Practice. The System Operator will treat this information consistent with the standards of conduct contained in 18 C.F.R. <section>37 of the Commission's regulations;

             (v) A description of the supply characteristics of the capacity and energy to be delivered;

             (vi) An estimate of the capacity and energy expected to be delivered to the Receiving Party;

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 103


             (vii) The Service Commencement Date and the term of the requested transmission service; and

             (viii) The transmission capacity requested for each Point of Receipt and each Point of Delivery on the NEPOOL Transmission System; customers may combine their requests for service in order to satisfy the minimum transmission capacity requirement.

             The System Operator will treat this information consistent with the standards of conduct contained in 18 C.F.R. Part 37 of the Commission's regulations.
      31.3 Deposit: A Completed Application for Firm Point-To-Point Transmission Service as Through or Out Service by a Non-Participant shall also include a deposit of either one month's charge for Reserved Capacity or the full charge for Reserved Capacity for service requests of less than one month. If the Application is rejected by the System Operator because it does not meet the conditions for service as set forth herein, or in the case of requests for service arising in connection with losing bidders in a request for proposals (RFP), the deposit will be returned with Interest, less any

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 104


             reasonable Administrative Costs incurred by the System Operator or any affected Participants in connection with the review of the Application. The deposit also will be returned with Interest less any reasonable Administrative Costs incurred by the System Operator or any affected Participants if the new facilities or upgrades needed to provide the service cannot be completed. If an Application is withdrawn or the Eligible Customer decides not to enter into a Service Agreement for the Service, the deposit will be refunded in full, with Interest, less reasonable Administrative Costs incurred by the System Operator or any affected Participants to the extent such costs have not already been recovered from the Eligible Customer. The System Operator will provide to the Eligible Customer a complete accounting of all costs deducted from the refunded deposit, which the Eligible Customer may contest if there is a dispute concerning the deducted costs. Deposits associated with construction of new

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 105


             facilities or upgrades are subject to the provisions of Section
             33. If a Service Agreement for Firm Point-To-Point Transmission Service is executed, the deposit, with interest, will be returned to the Transmission Customer upon expiration of the Service Agreement. Applicable Interest will be calculated from the day the deposit is credited to the System Operator's account.
      31.4 Notice of Deficient Application: If an Application fails to meet the requirements of this Tariff, the System Operator will notify the entity requesting service within fifteen days of the System Operator's receipt of the Application of the reasons for such failure. The System Operator will attempt to remedy minor deficiencies in the Application through informal communications with the Eligible Customer. If such efforts are unsuccessful, the System Operator will return the Application, along with any deposit (less the reasonable Administrative Costs incurred by the System Operator or any affected Participants in connection with

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 106


             the Application), with Interest. Upon receipt of a new or revised Application that fully complies with the requirements of this Tariff, the Eligible Customer will be assigned a new priority based upon the date of receipt by the System Operator of the new or revised Application.
      31.5 Response to a Completed Application: Following receipt of a Completed Application for Firm Point-To-Point Transmission Service as Through or Out Service, or compliance with Section 26, whichever is applicable, a determination of available transmission capability will be made pursuant to Section 29.2 or 26, whichever is applicable. The Eligible Customer will be notified as soon as practicable, but not later than thirty days after the date of receipt of a Completed Application, if required, that either (i) service will be provided without performing a System Impact Study, or (ii) such a study is needed to evaluate the impact of the Application pursuant to Section 33.1.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 107


      31.6 Execution of Service Agreement: Whenever the System Operator determines that a System Impact Study is not required and that the requested service can be provided, it will notify the Eligible Customer as soon as practicable but no later than thirty days after receipt of the Completed Application, and will tender a Service Agreement to the Eligible Customer. Failure of an Eligible Customer to execute and return the Service Agreement or request the filing of an unexecuted Service Agreement pursuant to
             Section 29.3, within fifteen days after it is tendered by the System Operator shall be deemed a withdrawal and termination of the Application and any deposit (less the reasonable Administrative Costs incurred by the System Operator and any affected Participants in connection with the Application) submitted will be refunded with Interest. Nothing herein limits the right of an Eligible Customer to file another Application after such withdrawal and termination. Where a System Impact Study is required,

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 108


             the provisions of Section 33 will govern the execution of a Service Agreement.
      31.7 Extensions for Commencement of Service: The Transmission Customer can obtain up to five one-year extensions for the commencement of service. The Transmission Customer may postpone service by paying a non-refundable annual reservation fee equal to one-month's charge for Firm Point-To-Point Transmission Service as Through or Out Service for each year or fraction thereof. If during any extension for the commencement of service an Eligible Customer submits a Completed Application for Firm Point-To-Point Transmission Service, and such request can be satisfied only by releasing all or part of the Transmission Customer's Reserved Capacity, the original Reserved Capacity will be released unless the following condition is satisfied: within thirty days, the original Transmission Customer agrees to pay the applicable rate for Firm Point-To-Point Transmission Service as Through

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 109


             or Out Service for its Reserved Capacity for the period that its reservation overlaps the period covered by such Eligible Customer's Completed Application. In the event the Transmission Customer elects to release the Reserved Capacity, the reservation fees or portions thereof previously paid will be forfeited.
32    Procedures for Arranging Non-Firm Point-To-Point Transmission Service
      32.1   Application:   Eligible Customers seeking Non-Firm Point-To-Point
             Transmission Service for Through or Out Service must submit a Completed Application to the System Operator. Applications should be submitted by entering the information listed below on the NEPOOL's OASIS. Prior to implementation of the NEPOOL OASIS, a Completed Application may be submitted by (i) transmitting the required information to the System Operator by telefax, or (ii) providing the information by telephone over the System Operator's time recorded telephone line. Each of these methods will provide a

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 110


             time-stamped record for establishing the service priority of the Application.
      32.2 Completed Application: A Completed Application shall provide all of the information included in 18 C.F.R. <section>2.20 including but not limited to the following:
             (i) The identity, address, telephone number and facsimile number of the entity requesting service;

             (ii) A statement that the entity requesting service is, or will be upon commencement of service, an Eligible Customer under this Tariff;

             (iii)   The Point(s) of Receipt and the Point(s) of Delivery;

             (iv) The maximum amount of capacity requested at each Point of Receipt and Point of Delivery; and

             (v) The proposed dates and hours for initiating and terminating transmission service hereunder.
             In addition to the information specified above, when required to properly evaluate system conditions, the System Operator also may ask the Transmission Customer to provide the following:

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 111


             (vi) The electrical location of the initial source of the power to be transmitted pursuant to the Transmission Customer's request for service; and

             (vii)   The electrical location of the ultimate load.
             The System Operator will treat this information in (vi) and (vii) as confidential at the request of the Transmission Customer except to the extent that disclosure of this information is required by this Tariff, by regulator or judicial order, for reliability purposes pursuant to Good Utility Practice, or pursuant to the NEPOOL Information Policy. The System Operator shall treat this information consistent with the standards of conduct contained in
             Part 37 of the Commission's regulations.
      32.3   Reservation of Non-Firm Point-To-Point Transmission Service:
             Requests for monthly service shall be submitted no earlier than sixty days before service is to commence; requests for weekly service shall be submitted

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 112




             no earlier than fourteen days before service is to commence, requests for daily service shall be submitted no earlier than five days before service is to commence, and requests for hourly service shall be submitted no earlier than noon the second day before service is to commence. Requests for service received later than noon prior to the day service is scheduled to commence will be accommodated if practicable.
      32.4 Determination of Available Transmission Capability: Following receipt of a tendered schedule the System Operator will make a determination on a non-discriminatory basis of available transmission capability pursuant to Section 29.2. Such determination shall be made as soon as reasonably practicable after receipt, but not later than the following time periods for the following terms of service (i) thirty-five minutes for hourly service, (ii) thirty-five minutes for daily service, (iii) four hours for weekly service, and (iv) two days for monthly service.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 113




33 Additional Study Procedures For Firm Point-To-Point Transmission Service Requests
      33.1 Notice of Need for System Impact Study: After receiving a request for Firm Point-To-Point Transmission Service as Through or Out Service, the System Operator will review the effect of the proposed service on the reliability requirements to meet existing and pending obligations of the Participants and the obligations of the particular Participants whose PTF facilities will be impacted by the proposed service and determine on a non-discriminatory basis whether a System Impact Study is needed. A description of the methodology for completing a System Impact Study is provided in Attachment D. If the System Operator determines that a System Impact Study is necessary to accommodate the requested service, as soon as practicable thereafter the System Operator will so inform the Eligible Customer and any affected Participants if the System Impact Study is to be performed by the Participants. If the likely

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 114




             result of the study is that a Direct Assignment Facility will be required, the study shall be performed by the affected Participants, subject to review by the System Operator. In such cases, the System Operator will within thirty days of receipt of a Completed Application, or compliance with Section 26, whichever is applicable, tender a System Impact Study agreement in the form of Exhibit I to this Tariff, or in any other form that is mutually agreed to, pursuant to which the Eligible Customer shall agree to reimburse NEPOOL and any affected Participants for performing the required System Impact Study. For a service request to remain a Completed Application, the Eligible Customer shall execute the System Impact Study agreement and return it to the System Operator within fifteen days. If the Eligible Customer elects not to execute a System Impact Study agreement, its application shall be deemed withdrawn and its deposit (less the reasonable Administrative Costs incurred by the System Operator and

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 115




             any affected Participants in connection with the Application), will be returned with Interest.
      33.2   System Impact Study Agreement and Cost Reimbursement:
             (i) The System Impact Study agreement shall clearly specify the maximum charge, based on the System Operator's estimate of the actual cost, and time for completion of the System Impact Study. The charge shall not exceed the actual cost of the study. In performing the System Impact Study, the System Operator and any affected Participants will rely, to the extent reasonably practicable, on existing transmission planning studies. The Eligible Customer shall not be assessed a charge for such existing studies; however, the Eligible Customer shall be responsible for charges associated with any modifications to existing planning studies that are reasonably necessary to evaluate the impact of the Eligible Customer's

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 116




                     request for service on the NEPOOL Transmission System.
             (ii) If in response to multiple Eligible Customers requesting service in relation to the same competitive solicitation, a single System Impact Study is sufficient for the System Operator to accommodate the requests for service, the costs of that study will be equitably pro-rated among the Eligible Customers.
             (iii) For System Impact Studies that the System Operator and any affected Participants conduct on behalf of the
                     Participants, the Participants will record the cost of the System Impact Studies pursuant to Section 8.5.
      33.3   System Impact Study Procedures:  Upon receipt of an executed
             System Impact Study agreement, the System Operator and any affected Participants will use due diligence to complete the required System Impact Study within a sixty day period.
             The System Impact Study
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 117




             shall identify any system constraints and redispatch options and the need for additional Direct Assignment Facilities or facility additions or upgrades required to provide the requested service.
             In the event that the required System Impact Study cannot be completed within such time period, the System Operator will so notify the Eligible Customer and provide an estimated completion date along with an explanation of the reasons why additional time is required to complete the required study and an estimate of any increase in cost which will result from the delay. A copy of the completed System Impact Study and related work papers shall be made available to the Eligible Customer. The System Operator will use the same due diligence in completing the System Impact Study for an Eligible Customer that is a Non-Participant as it uses when completing studies for the Participants. The System Operator will notify the Eligible Customer immediately upon completion of the System Impact Study if the NEPOOL Transmission System
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 118




             will be adequate to accommodate all or part of a request for service or that no costs are likely to be incurred for new transmission facilities or upgrades. Within fifteen days of completion of the System Impact Study, the Eligible Customer must execute a Service Agreement or request the filing of an unexecuted Service Agreement pursuant to Section 29.3, or the Application shall be deemed terminated and withdrawn.
      33.4 Facilities Study Procedures: If a System Impact Study indicates that additions or upgrades to the NEPOOL Transmission System are needed to supply the Eligible Customer's service request, the System Operator, within thirty days of the completion of the System Impact Study, will tender to the Eligible Customer a Facilities Study agreement in the form of Exhibit J to this Tariff, or in any other form that is mutually agreed to, pursuant to which the Eligible Customer shall agree to reimburse the System Operator and any affected Participants or other entity designated by the System

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 119




             Operator for performing any required Facilities Study. For a service request to remain a Completed Application, the Eligible Customer shall execute the Facilities Study agreement and return it to the System Operator within fifteen days. If the Eligible Customer elects not to execute the Facilities Study agreement, its application shall be deemed withdrawn and its deposit (less the reasonable Administrative Costs incurred by the System Operator and any affected Participants in connection with the Application) will be returned with Interest. Upon receipt of an executed Facilities Study agreement, the System Operator and any affected Participants or other designated entity will use due diligence to cause the required Facilities Study to be completed within a sixty day period. If a Facilities Study cannot be completed in the allotted time period, the System Operator will notify the Transmission Customer and provide an estimate of the time needed to reach a final determination and any resulting increase in the cost,
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 120




             along with an explanation of the reasons that additional time is required to complete the study. When completed, the Facilities Study shall include a good faith estimate of (i) the cost of
             Direct Assignment Facilities to be charged to the Transmission Customer, or (ii) the Transmission Customer's appropriate share of the cost of any required additions or upgrades, and (iii) the time required to complete such construction and initiate the requested service. The Transmission Customer shall provide a letter of credit or other reasonable form of security acceptable to the Participant(s) or other entities that will be responsible for the construction of the new facilities or upgrades equivalent to the costs of the new facilities or upgrades and consistent with relevant commercial practices, as established by the Uniform Commercial Code. The Transmission Customer shall have thirty days to execute a Service Agreement or request the filing of an unexecuted Service Agreement with the Commission and provide the required letter of
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 121




             credit or other form of security or the request will no longer be a Completed Application and shall be deemed terminated and withdrawn.
      33.5 Facilities Study Modifications: Any change in design arising from inability to site or construct proposed facilities will require development of a revised good faith estimate. New good faith estimates also will be required in the event of new statutory or regulatory requirements that are effective before the completion of construction or other circumstances beyond the control of the Participants or other entities that are responsible for the construction of the new facilities or upgrades and that significantly affect the final cost of the new facilities or upgrades to be charged to the Transmission Customer pursuant to the provisions of this Tariff.
      33.6   Due Diligence in Completing New Facilities: The System Operator
             will use due diligence to designate Participants or other entities to add necessary
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 122




             facilities or upgrade the NEPOOL Transmission System within a reasonable time. A Participant or other entity will have no obligation to upgrade its existing or planned transmission system in order to provide the requested Firm Point-To-Point Transmission Service as Through or Out Service if doing so would impair system reliability or otherwise impair or degrade existing firm service.
      33.7 Partial Interim Service: If the System Operator determines that there will not be adequate transmission capability to satisfy the full amount of a Completed Application, or a request for service pursuant to Section 26, whichever is applicable, for Long-Term
             Firm Point-To-Point Transmission Service as Through or Out
             Service, the portion of the requested Service that can be accommodated without addition of any facilities or upgrades and through redispatch will be offered and provided. However, there shall be no obligation to provide the incremental amount of requested Long-Term
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 123




             Firm Point-To-Point Transmission Service that requires the addition of facilities or upgrades to the NEPOOL Transmission
             System until such facilities or upgrades have been placed in service.
      33.8   Expedited Procedures for New Facilities:  In lieu of the
             procedures set forth above, the Eligible Customer shall have the option to expedite the process by requesting the System Operator to tender at one time, together with the results of required studies, an "Expedited Service Agreement" pursuant to which the Eligible Customer would agree to pay for all costs incurred pursuant to the terms of this Tariff. In order to exercise this option, the Eligible Customer shall request in writing an
             Expedited Service Agreement covering all of the above-specified items within thirty days of receiving the results of the System Impact Study identifying the need for facility additions or upgrades and costs to be incurred in providing the requested service. While the System Operator, on behalf of the Participants or other
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 124




             entities that will be responsible for constructing the new facilities or upgrades, agrees to provide the Eligible Customer with its best estimate of the new facility costs and other charges that may be incurred, such estimate shall not be binding and the Eligible Customer shall agree in writing to pay for all costs incurred pursuant to the provisions of this Tariff. The Eligible Customer shall execute and return such an Expedited
             Service Agreement within fifteen days of its receipt or
             the Eligible Customer's request for service will cease to be a Completed Application and will be deemed terminated and withdrawn.
34 Procedures if New Transmission Facilities for Firm Point-To-Point Transmission Service Cannot be Completed
      34.1   Delays in Construction of New Facilities:  If any event occurs that will materially affect the time for completion of new facilities for Firm Point-To-Point Service as Through or Out Service, or the ability to complete such facilities, the
             System Operator will
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 125




             promptly notify the Transmission Customer. In such circumstances, the System Operator will within thirty days of notifying the Transmission Customer of such delays, convene a technical meeting with the Transmission Customer and any affected Participants or other entities responsible for construction to evaluate the alternatives available to the Transmission Customer. The System Operator and the affected Participants or other entities will make available to the Transmission Customer studies and work papers related to the delay, including all information that is in the possession of the System Operator or the Participants or other entities that are responsible for the construction of the new facilities or upgrades that is reasonably needed by the Transmission Customer to evaluate any alternatives.
      34.2 Alternatives to the Original Facility Additions: When the review process of Section 34.1 determines that one or more alternatives exist to the originally planned

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 126




             construction project, the System Operator will present such alternatives for consideration by the Transmission Customer. If, upon review of any alternatives, the Transmission Customer desires to proceed with its Completed Application subject to construction of the alternative facilities, it may request the System
             Operator to submit a revised Service Agreement.  If the
             alternative approach solely involves Non-Firm Point-To-Point Transmission Service, the System Operator will promptly tender a Service Agreement for Non-Firm Point-To-Point Transmission Service providing for such service, if a Service Agreement is required for the service. In the event the System Operator and the affected Participants or other entities responsible for construction conclude that no reasonable alternative exists and the
             Transmission Customer disagrees, the Transmission Customer may seek relief under the dispute resolution procedures pursuant to
             Section 12 or it may refer the dispute to the Commission for resolution.
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 127




      34.3   Refund Obligation for Unfinished Facility Additions:
             If the System Operator, the affected Participants or other entities responsible for construction and the Transmission
             Customer mutually agree that no other reasonable alternatives exist and the requested service cannot be provided out of
             existing capability under the conditions of this Tariff, the obligation to provide the requested Firm Point-To-Point
             Transmission Service as Through or Out Service shall terminate and any deposit made by the Transmission Customer shall be returned, with Interest. The Transmission Customer shall be responsible for all costs prudently incurred by the System Operator and by the Participants or other entities that have been responsible for the construction of the new facilities or upgrades through the date that any required regulatory approval is denied or construction is suspended and for cost of removal, if necessary, of facilities constructed prior to suspension.
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 128




35 Provisions Relating to Transmission Construction and Services on the Systems of Other Utilities
      35.1   Responsibility for Third-Party System Additions:  Neither the
             System Operator nor any Participant will be responsible for making arrangements for any necessary engineering, permitting, and construction of transmission or distribution facilities on the system(s) of any other entity or for obtaining any
             regulatory approval for such facilities. The System Operator will undertake reasonable efforts to assist the Transmission Customer in obtaining such arrangements, including without limitation, providing any information or data required by such other electric system pursuant to Good Utility Practice.
      35.2 Coordination of Third-Party System Additions: In circumstances where the need for transmission facilities or upgrades is identified pursuant to the provisions of this Tariff, and if such upgrades further require the addition of transmission facilities on third-party
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 129




             systems, the System Operator and the Participants or other entities that are responsible for the construction of any new facilities or upgrades on the NEPOOL Transmission System will have the right to coordinate construction on the NEPOOL Transmission System with the construction required by the third parties. The System Operator and the Participants or other entities that are responsible for the construction of any new facilities or upgrades on the NEPOOL Transmission System may, after consultation with the Transmission Customer and representatives of such other systems, defer construction of new transmission facilities or upgrades on the NEPOOL Transmission System if the new transmission facilities on another system cannot be completed in a timely manner.
             The System Operator will notify the Transmission Customer in writing of the basis for any decision to defer construction and the specific problems that must be resolved before the
             construction of new facilities will be initiated or resumed.
             Within
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 130




             sixty days of receiving written notification by the System Operator of a decision to defer construction pursuant to this section, the Transmission Customer may challenge the decision in accordance with the dispute resolution procedures contained in
             Section 12 or it may refer the dispute to the Commission for resolution.
36    Changes in Service Specifications
      36.1 Modifications on a Non-Firm Basis: The Transmission Customer taking Firm Point-To-Point Transmission Service as Through or Out Service may submit a request to the System Operator for transmission service on a non-firm basis over Point(s) of Receipt and Point(s) of Delivery other than those specified in the Service Agreement ("Secondary Receipt and Delivery Points"), in amounts not to exceed the Transmission Customer's firm capacity reservation, without executing a new Service Agreement, subject to the following conditions:
             (a) service provided over Secondary Receipt and Delivery Points will be non-firm only, on an as-

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 131




                     available basis, and will not displace any firm or non-firm service reserved or scheduled by Participants or Non-Participants under this Tariff or by the Participants on behalf of their Native Load Customers or Excepted Transactions;
             (b) the sum of all Firm Point-To-Point Transmission Service and Non-Firm Point-To-Point Transmission Service provided to the Transmission Customer as Through or Out Service at any time pursuant to this section shall not exceed the Reserved Capacity specified in the relevant Service Agreement under which such services are provided;
             (c) the Transmission Customer shall retain its right to schedule Firm Point-To-Point Transmission Service as Through or Out Service at the Point(s) of Receipt and Point(s) of Delivery specified in the relevant Service Agreement in the amount of the Transmission Customer's original capacity reservation, and

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 132




             (d) all other requirements of this Tariff (except as to transmission rates) shall apply to transmission service on a non-firm basis over Secondary Receipt and Delivery
                     Points.
      36.2 Modification on a Firm Basis: Any request by a Transmission Customer to modify Point(s) of Receipt and Point(s) of Delivery on a firm basis shall be treated as a new request for service in accordance with Section 31, except that such Transmission Customer shall not be obligated to pay any additional deposit if the capacity reservation does not exceed the amount reserved in the existing Service Agreement.  While such new request is pending, the Transmission Customer shall retain its priority for service at the firm Receipt Point(s) and Delivery Point(s)
             specified in the Transmission Customer's Service Agreement.
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 133




37    Sale, Assignment or Transfer of Transmission Service
      37.1   Procedures for Sale, Assignment or Transfer of Service:
             Subject to Commission action on any necessary filings, a Transmission Customer may sell, assign, or transfer all or a portion of its rights under its Service Agreement, but only to another Eligible Customer (the "Assignee"). The Transmission Customer that sells, assigns or transfers its rights under its Service Agreement is hereafter referred to as the "Reseller." Compensation to the Reseller shall not exceed the higher of (i) the original rate paid by the Reseller,(ii) the maximum applicable rate on file under this Tariff at the time of the assignment, or
             (iii) the Reseller's opportunity cost. If the Assignee does not request any change in the Point(s) of Receipt or the Point(s) of Delivery, or a change in any other term or condition set forth in the original Service Agreement, the Assignee shall receive the same services as did the Reseller and the priority of service for the Assignee shall be the same as that of

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 134




             the Reseller. A Reseller shall notify the System Operator as soon as possible after any sale, assignment or transfer of service occurs, but in any event, notification must be provided prior to any provision of service to the Assignee.  The Assignee
             shall be subject to all terms and conditions of this Tariff.  If the Assignee requests a change in service, the reservation priority of service will be determined by the System Operator pursuant to Section 27.2.
      37.2 Limitations on Assignment or Transfer of Service: If the Assignee requests a change in the Point(s) of Receipt or Point(s) of Delivery, or a change in any other specifications set forth in the original Service Agreement, the System Operator will consent to such change subject to the provisions of this Tariff, provided that the change will not impair the operation and reliability of the Participants' generation, transmission, or distribution systems.  The Assignee shall compensate the System Operator and any affected
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 135




             Participants for performing any System Impact Study needed to evaluate the capability of the NEPOOL Transmission System to accommodate the proposed change and any additional costs resulting from such change. The Reseller shall remain liable for the performance of all obligations under the Service Agreement, except as specifically agreed to by the System Operator, the Reseller and the Assignee through an amendment to the Service Agreement.
      37.3 Information on Assignment or Transfer of Service: In accordance with Section 5, Transmission Customers may use the NEPOOL OASIS to post information regarding transmission capacity available for resale.
38    Metering and Power Factor Correction at Receipt and Delivery Points(s)
      38.1 Transmission Customer Obligations: Unless the System Operator otherwise agrees, the Transmission Customer shall be responsible for installing and maintaining compatible metering and communications equipment to

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 136




             accurately account for the capacity and energy being transmitted under this Tariff and to communicate the information to the System Operator. Such equipment shall remain the property of the Transmission Customer.
      38.2 NEPOOL Access to Metering Data: The System Operator will have access to such metering data as may reasonably be required to facilitate measurements and billing under the Service Agreement.
      38.3 Power Factor: Unless otherwise agreed, the Transmission Customer is required to maintain a power factor within the same range as the Participants maintain pursuant to Good Utility Practice and applicable NEPOOL requirements. The power factor requirements are specified in the Service Agreement, where applicable.
39    Compensation for New Facilities and Redispatch Costs
      Whenever a System Impact Study performed in connection with the provision of Firm Point-To-Point Transmission Service as Through or Out Service identifies the need for new facilities or upgrades, the Transmission Customer shall be responsible

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 137




      for such costs to the extent they are consistent with Commission requirements and the Agreement. Whenever a System Impact Study identifies capacity constraints that may be relieved more economically by redispatching the Participants' resources than by building new facilities or upgrading existing facilities to eliminate such constraints, the Transmission Customer shall be responsible for the redispatch costs to the extent consistent with applicable Commission requirements.
VI.   REGIONAL NETWORK SERVICE (INCLUDING NETWORK INTEGRATION TRANSMISSION
      SERVICE)
      The Participants will provide NEPOOL Regional Network Service, as described in Part II of this Tariff, including the service required to provide Network Integration Transmission Service, to Participants and Non-Participants pursuant to the applicable terms and conditions contained in this Tariff. Part II of this Tariff specifies the terms and conditions which are generally applicable to the receipt of Regional Network Service by both Participants and Non-

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 138




      Participants.  This Part VI specifies additional provisions with respect to the provision of Regional Network Service, including Network
      Integration Transmission Service, to Non-Participants and, subject to
      Section 26 of this Tariff to Participants.
40    Nature of Network Integration Transmission Service
      40.1 Scope of Service: Network Integration Transmission Service is a transmission service that allows Network Customers to efficiently and economically utilize their Network Resources (as well as other non-designated generation resources) to serve their Network Load located in the NEPOOL Control Area and any additional load that may be designated pursuant to Section 43.3 of this Tariff.
             The Network Customer taking Network Integration Transmission
             Service must obtain or provide Ancillary Services pursuant to
             Section 4.
      40.2   Transmission Provider Responsibilities: The NEPOOL Participants
             will plan, construct, operate and maintain the NEPOOL Transmission System in accordance with Good
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 139




             Utility Practice in order to provide the Network Customer with Network Integration Transmission Service over the NEPOOL Transmission System. The Participants shall include the Network Customer's Network Load in NEPOOL Transmission System planning and shall, consistent with Good Utility Practice, endeavor to construct and place into service sufficient transmission capacity to deliver the Network Customer's Network Resources to serve its Network Load on a basis comparable to the Participants' delivery of their own generating and purchased resources to their Native Load Customers.
      40.3 Network Integration Transmission Service: The Participants will provide firm transmission service over the NEPOOL Transmission System to the Network Customer for the delivery of capacity and energy from its designated Network Resources to service its Network Loads on a basis that is comparable to the Participants'

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 140




             use of the NEPOOL Transmission System to reliably serve their
             Native Load Customers.
      40.4 Secondary Service: The Network Customer may use the NEPOOL Transmission System to deliver energy to its Network Loads from resources that have not been designated as Network Resources.
             Such energy shall be transmitted, on an as-available basis, at no additional charge as part of Regional Network Service. Deliveries from resources other than Network Resources will have a higher priority than any Non-Firm Point-To-Point Transmission Service under this Tariff.
      40.5 Real Power Losses: Real Power Losses are associated with all transmission service. The Transmission Providers are not obligated to provide Real Power Losses. To the extent PTF losses are not specifically allocated through the market procedures provided for in Section 14 of the Agreement, total remaining
             PTF losses, minus point-to-point losses, shall be allocated to all load plus interruptible load on a load ratio basis.
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 141




      40.6 Restrictions on Use of Service: The Network Customer is entitled to use Regional Network Service, including Network Integration Transmission Service for any of the uses specified in Part II of this Tariff.
41    Initiating Service
      41.1 Condition Precedent for Receiving Service: Subject to the terms and conditions of Parts II and VI of this Tariff, the Transmission Provider will provide Network Integration Transmission Service and other forms of Regional Network Service to any Non-Participant which is an Eligible Customer, provided that, subject to
             Section 26, (i) the Eligible Customer completes an Application for service as provided under Part VI of this Tariff, (ii) the Eligible Customer and the Transmission Provider complete the technical arrangements set forth in Sections 41.3 and 41.4, (iii) the Eligible Customer executes a Service Agreement pursuant to Attachment B for service under Part VI of this Tariff or requests in writing that the Transmission Provider file a proposed

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 142




             unexecuted Service Agreement with the Commission, and (iv) the Eligible Customer executes a Network Operating Agreement in the form of Exhibit H to this Tariff, or in any other form that is mutually agreed to, with the Transmission Provider.
      41.2 Application Procedures: A Non-Participant which is an Eligible Customer requesting Regional Network Service under this Tariff must submit an Application, with a deposit approximating the charge for one month of service, to the Transmission Provider as far as possible in advance of the month in which service is to commence. Completed Applications for Regional Network Service
             will be assigned a priority according to the date and time the Application is received, with the earliest Application receiving the highest priority.  Applications should be submitted by entering the information listed below on the NEPOOL OASIS to the extent feasible. Prior to implementation of the NEPOOL OASIS, a Completed Application may be submitted by (i)
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 143




             transmitting the required information to the System Operator by telefax, or (ii) providing the information by telephone over the System Operator's time recorded telephone line. Each of these methods will provide a time-stamped record for establishing the service priority of the Application. A Completed Application shall provide all of the information included in 18 CFR
             <section>2.20 including but not limited to the following:
               (i) The identity, address, telephone number and facsimile number of the party requesting service;

              (ii) A statement that the party requesting service is, or will be upon commencement of service, an Eligible Customer under this Tariff;

             (iii) A description of the Network Load at each delivery point. This description should separately identify and provide the Eligible Customer's best estimate of the total loads
                     to be served at each transmission voltage level, and the loads to be served from each Transmission Provider substation at the same transmission voltage level. The description should include a ten year forecast of summer and winter load resource requirements beginning with the first year after the service is scheduled to commence;
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               NEPOOL                            Open Access Transmission Tariff
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              (iv)   The amount and location of any interruptible loads
                     included in the Network Load. This shall include the summer and winter capacity requirements for each interruptible load (had such load not been interruptible), that portion of the load subject to Interruption, the conditions under which an Interruption can be implemented and any limitations on the amount and frequency of Interruptions. An Eligible Customer should identify the amount of interruptible customer load (if any) included in the ten year load forecast provided in response to (iii) above;

               (v) A description of Network Resources (current and ten-year projection), which shall include, for each Network
                     Resource:

                            - Unit size and amount of capacity from that unit to
                              be designated as Network Resource
                            - VAR capability (both leading and lagging) of all
                              generators
                            - Operating restrictions
                                    -   Any periods of restricted operations
                                        throughout the year
                                    -   Maintenance schedules
                                    -   Minimum loading level of unit
                                    -   Normal operating level of unit
                                    -   Any must-run unit designations required
                                        for system reliability or contract
                                        reasons
                            - Approximate variable generating cost ($/MWH) for
                              redispatch computations
                            - Arrangements governing sale and delivery of power
                              to third parties from generating facilities
                              located in the Transmission Provider Control Area,
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 145

                              where only a portion of unit output is designated as a Network Resource

                            - Description of purchased power designated as a
                              Network Resource including source of supply, Control Area location, transmission arrangements and delivery point(s) to the Transmission Provider's Transmission System;

              (vi)   Description of Eligible Customer's transmission system:

                            - Load flow and stability data, such as real and
                              reactive parts of the load, lines, transformers, reactive devices and load type, including normal and emergency ratings of all transmission equipment in a load flow format compatible with that used by the Transmission Provider
                            - Operating restrictions needed for reliability
                            - Operating guides employed by system operators
                            - Contractual restrictions or committed uses of the
                              Eligible Customer's transmission system, other
                              than the Eligible Customer's Network Loads and Resources
                            - Location of Network Resources described in
                              subsection (v) above
                            - ten year projection of system expansions or
                              upgrades
                            - Transmission System maps that include any proposed
                              expansions or upgrades
                            - Thermal ratings of Eligible Customer's Control
                              Area ties with other Control Areas; and
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               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 146




             (vii) Service Commencement Date and the term of the requested Network Integration Transmission Service. The minimum term for Network Integration Transmission Service is one year.

             Unless the Parties agree to a different time frame, the System Operator must acknowledge the request within ten days of receipt. The acknowledgment must include a date by which a response, including a Service Agreement, will be sent to the Eligible Customer. If an Application fails to meet the requirements of this section, the System Operator shall notify the Eligible Customer requesting service within fifteen days of receipt and specify the reasons for such failure. Wherever possible, the System Operator will attempt to remedy deficiencies in the Application through informal communications with the Eligible Customer. If such efforts are unsuccessful, the System Operator shall return the Application without prejudice to the Eligible Customer, who may thereafter file a new or revised Application that fully complies with the requirements of

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 147




             this section. The Eligible Customer will be assigned a new priority consistent with the date of the new or revised Application. The System Operator shall treat this information consistent with the standards of conduct contained in Part 37 of the Commission's regulations.
      41.3   Technical Arrangements to be Completed Prior to Commencement of
             Service: Network Integration Transmission Service as part of Regional Network Service shall not commence until the Participants and the Network Customer, or a third party, have completed installation of all equipment specified under a Network Operating Agreement consistent with Good Utility Practice and any additional requirements reasonably and consistently imposed to ensure the reliable operation of the NEPOOL Transmission System. The Participants shall exercise reasonable efforts, in coordination with the Network Customer, to complete such arrangements as soon

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 148




             as practicable taking into consideration the Service Commencement Date.
      41.4 Network Customer Facilities: The provision of Network Integration Transmission Service shall be conditioned upon the Network Customer's constructing, maintaining and operating the facilities on its side of each delivery point or interconnection necessary to reliably deliver capacity and energy from the NEPOOL Transmission System to the Network Customer. The Network Customer shall be solely responsible for constructing or installing and operating and maintaining all facilities on the Network Customer's side of each such delivery point or interconnection.
      41.5 Filing of Service Agreement: The System Operator will file Service Agreements with the Commission in compliance with applicable Commission regulations.
42    Network Resources
      42.1 Designation of Network Resources: Network Resources shall include all generation owned or purchased by the

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 149




             Network Customer designated to serve Network Load under this Tariff. Network Resources may not include resources, or any portion thereof, that are committed for sale to non-designated third party load or otherwise cannot be called upon to meet the Network Customer's Network Load on a non-interruptible basis. Any owned or purchased resources that were serving the Network Customer's loads under firm agreements entered into on or before the Service Commencement Date shall initially be designated as Network Resources until the Network Customer terminates the designation of such resources.
      42.2 Designation of New Network Resources: The Network Customer may designate a new Network Resource by providing the System Operator with as much advance notice as practicable. A designation of a new Network Resource must be made by a request for modification of service pursuant to an Application under Section 41.
      42.3 Termination of Network Resources: The Network Customer may terminate the designation of all or part of a

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 150




             generating resource as a Network Resource at any time but should provide notification to the System Operator as soon as reasonably practicable.
      42.4 Operation of Network Resources: The Network Customer shall not operate any of its designated Network Resources which are not subject to Central Dispatch by NEPOOL, such that the output of those facilities exceeds its designated Network Load plus losses.
      42.5 Network Customer Redispatch Obligation: As a condition to receiving Network Integration Transmission Service, the Network Customer agrees to redispatch its Network Resources as requested by the System Operator pursuant to Section 45.2. To the extent practical, the redispatch of resources pursuant to this section shall be on a least cost, non-discriminatory basis between all Network Customers, and the Participants.
      42.6 Transmission Arrangements for Network Resources Not Physically Interconnected With The NEPOOL Transmission System: The Network Customer shall be responsible for

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 151




             any arrangements necessary to deliver capacity and energy from a Network Resource not physically interconnected with the NEPOOL Transmission System. The System Operator will undertake reasonable efforts to assist the Network Customer in obtaining such arrangements, including without limitation, providing any information or data required by such other entity pursuant to Good Utility Practice.
      42.7 Limitation on Designation of Network Resources: The Network Customer must demonstrate that it owns or has committed to purchase generation pursuant to an executed contract in order to designate a generating resource as a Network Resource. Alternatively, the Network Customer may establish that execution of a contract is contingent upon the availability of transmission service under Part II of this Tariff.
      42.8 Use of Interface Capacity by the Network Customer: There is no limitation upon a Network Customer's use of the NEPOOL Transmission System at any particular

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 152




             interface to integrate the Network Customer's Network Resources (or substitute economy purchases) with its Network Loads. However, a Network Customer's use of the NEPOOL total interface capacity with other transmission systems may not exceed the Network Customer's Load Ratio Share.
43    Designation of Network Load
      43.1 Network Load: The Network Customer must designate the individual Network Loads on whose behalf the Participants will provide through NEPOOL Network Integration Transmission Service. The Network Loads shall be specified in the Service Agreement.
      43.2   New Network Loads Connected With the NEPOOL Transmission System:
             The Network Customer shall provide the System Operator with as much advance notice as reasonably practicable of the designation of new Network Load that will be added to the NEPOOL Transmission System. A designation of new Network Load must be made through a modification of service pursuant to a new Application.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 153




             The Participants will use due diligence to install or cause to be installed any transmission facilities required to interconnect a new Network Load designated by the Network Customer. The costs of new facilities required to interconnect a new Network Load shall be determined in accordance with the procedures provided in
             Section 44.4 and shall be charged to the Network Customer in accordance with Commission policies.
      43.3 Network Load Not Physically Interconnected with the NEPOOL Transmission System: This section applies to both initial designation pursuant to Section 43.1 and the subsequent addition of new Network Load not physically interconnected with the NEPOOL Transmission System. To the extent that the Network Customer desires to obtain transmission service for a load outside the NEPOOL Transmission System, the Network Customer shall have the option of (1) electing to include the entire load as Network Load for all purposes under Part VI of this Tariff and designating Network Resources in connection

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 154




             with such additional Network Load, or (2) excluding that entire load from its Network Load. To the extent that the Network Customer gives notice of its intent to add a new Network Load as part of its Network Load pursuant to this section the request must be made through a modification of service pursuant to a new Application, and shall be available only so long as a scheduling and interconnection agreement acceptable to the System Operator shall be required to be in effect with the Control Area in which the load is located. Charges for such portion of the service shall be based on the Through or Out Service rate applied to the amount reserved for the Network Load which is not physically interconnected with the NEPOOL Transmission System.
      43.4 New Interconnection Points: To the extent the Network Customer desires to add a new Delivery Point or interconnection point between the NEPOOL Transmission System and a Network Load, the Network Customer shall

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 155




             provide the System Operator with as much advance notice as reasonably practicable.
      43.5 Changes in Service Requests: Under no circumstances shall the Network Customer's decision to cancel or delay a requested change in Network Integration Transmission Service (the addition of a new Network Resource or designation of a new Network Load) in any way relieve the Network Customer of its obligation to pay the costs of transmission facilities constructed by or for the Participants and charged to the Network Customer as reflected in the Service Agreement. However, the System Operator must treat any requested change in Network Integration Transmission Service in a non-discriminatory manner.
      43.6 Annual Load and Resource Information Updates: The Network Customer shall provide the System Operator with annual updates of Network Load and Network Resource forecasts consistent with those included in its Application under Part VI of this Tariff. The Network

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 156




             Customer also shall provide the System Operator with timely written notice of material changes in any other information provided in its Application relating to the Network Customer's Network Load, Network Resources, its transmission system or other aspects of its facilities or operations affecting the Participants' ability to provide reliable service.
44 Additional Study Procedures For Network Integration Transmission Service Requests
      44.1 Notice of Need for System Impact Study: After receiving a request for service, the System Operator shall review the effect of the requested service on the reliability requirements to meet existing and pending obligations of the Participant(s) and on the obligations of the particular Participant(s) whose PTF facilities will be impacted by the proposed service and shall determine on a non-discriminatory basis whether a System Impact Study is needed. A description of the methodology for completing a System Impact Study is provided in

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 157




             Attachment D. If the System Operator determines that a System Impact Study is necessary to accommodate the requested service, it shall as soon as practicable inform the Eligible Customer and any affected Participant(s) if the System Impact Study is to be performed by the Participant(s). If the likely result of the study is that a Direct Assignment Facility will be required, the study shall be performed by the affected Participant(s), subject to review by the System Operator. In such cases, the System Operator shall within thirty days of receipt of a Completed Application, tender a System Impact Study agreement in the form of Attachment I to this Tariff, or in any other form that is mutually agreed to, pursuant to which the Eligible Customer shall agree to reimburse the Transmission Provider for performing the required System Impact Study. For a service request to remain a Completed Application, the Eligible Customer shall execute a System Impact Study agreement and return it to

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 158




             the Transmission Provider within fifteen days. If the Eligible Customer elects not to execute a System Impact Study agreement, its Application shall be deemed withdrawn and its deposit (less the reasonable Administrative Costs incurred by the System Operator and any affected Participant(s)) shall be returned with Interest.
      44.2   System Impact Study Agreement and Cost Reimbursement:
             (i) The System Impact Study agreement, whether in the form detailed in Attachment I or in any other form that is mutually agreed to, will clearly specify the maximum charge, based on the System Operator's actual estimate of the actual cost, and time for completion of the System Impact Study. The actual charge shall not exceed the actual cost of the study. In performing the System Impact Study, the System Operator and the affected Participants shall rely, to the extent reasonably practicable, on existing transmission planning studies. The

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 159




                     Eligible Customer will not be assessed a charge for such existing studies; however, the Eligible Customer will be responsible for charges associated with any modifications to existing planning studies that are reasonably necessary to evaluate the impact of the Eligible Customer's request for service on the NEPOOL Transmission System.
             (ii) If in response to multiple Eligible Customers requesting service in relation to the same competitive solicitation, a single System Impact Study is sufficient for the System Operator and the affected Participants to accommodate the service requests, the costs of that study shall be pro-rated among the Eligible Customers.
         (iii)For System Impact Studies that the System Operator and any affected Participants conduct on behalf of the Participants, the Participants will record the cost of the System Impact Studies pursuant to Section 8.5.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 160




      44.3 System Impact Study Procedures: Upon receipt of an executed System Impact Study agreement, the System Operator and any affected Participants will use due diligence to complete the required System Impact Study within a 60 day period. The System Impact Study shall identify any system constraints, redispatch options, or the need for Network Upgrades to provide the requested service. In the event that the System Operator and any affected Participants are unable to complete the required System Impact Study within such time period, the System Operator shall so notify the Eligible Customer and provide an estimated completion date along with an explanation of the reasons why additional time is required to complete the required studies and an estimate of any increase in cost which will result from the delay. A copy of the completed System Impact Study and related work papers shall be made available to the Eligible Customer. The System Operator will use the same due diligence in completing the System Impact
             Study

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 161




             for an Eligible Customer as it uses when completing studies for itself. The System Operator shall notify the Eligible Customer immediately upon completion of the System Impact Study if the NEPOOL Transmission System will be adequate to accommodate all or part of a request for service or that no costs are likely to be incurred for new transmission facilities or upgrades. In order for a request to remain a Completed Application, within fifteen days of completion of the System Impact Study the Eligible Customer must execute a Service Agreement or request the filing of an unexecuted Service Agreement, or the Application shall be deemed terminated and withdrawn.
      44.4 Facilities Study Procedures: If a System Impact Study indicates that additions or upgrades to the NEPOOL Transmission System are needed to supply the Eligible Customer's service request, the System Operator, within thirty days of the completion of the System Impact Study, shall tender to the Eligible Customer a

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 162




             Facilities Study agreement in the form of Exhibit J to this Tariff, or in any other form that is mutually agreed to, pursuant to which the Eligible Customer shall agree to reimburse the System Operator and any affected Participants for performing the required Facilities Study. For a service request to remain a Completed Application, the Eligible Customer shall execute the Facilities Study agreement and return it to the Transmission Provider within fifteen days. If the Eligible Customer elects not to execute a Facilities Study agreement, its Application shall be deemed withdrawn and its deposit (less the reasonable Administrative Costs incurred by the System Operator and any affected Participants) shall be returned with Interest. Upon receipt of an executed Facilities Study agreement, the System Operator and any affected Participants will use due diligence to complete the required Facilities Study within a sixty day period. If the System Operator and any affected Participants are

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 163




             unable to complete the Facilities Study in the allotted time period, the System Operator shall notify the Eligible Customer and provide an estimate of the time needed to reach a final determination along with an explanation of the reasons that additional time is required to complete the study. When completed, the Facilities Study will include a good faith estimate of (i) the cost of Direct Assignment Facilities to be charged to the Eligible Customer, (ii) the Eligible Customer's appropriate share of the cost of any required Network Upgrades, and (iii) the time required to complete such construction and initiate the requested service. The Eligible Customer shall provide the System Operator with a letter of credit or other reasonable form of security acceptable to the System Operator equivalent to the costs of new facilities or upgrades consistent with commercial practices as established by the Uniform Commercial Code. The Eligible Customer shall have thirty days to execute a Service Agreement or

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 164




             request the filing of an unexecuted Service Agreement and provide the required letter of credit or other form of security or the request no longer will be a Completed Application and shall be deemed terminated and withdrawn.
45    Load Shedding and Curtailments
      45.1 Procedures: Prior to the Service Commencement Date, the System Operator and the Network Customer shall establish Load Shedding and Curtailment procedures pursuant to the Network Operating Agreement with the objective of responding to contingencies on the NEPOOL Transmission System. The Parties will implement such programs during any period when the System Operator determines that a system contingency exists and such procedures are necessary to alleviate such contingency. The System Operator will notify all affected Network Customers in a timely manner of any scheduled Curtailment.
      45.2 Transmission Constraints: During any period when the System Operator determines that a transmission

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 165




             constraint exists on the NEPOOL Transmission System, and such constraint may impair the reliability of the NEPOOL System, the System Operator will take whatever actions, consistent with Good Utility Practice, that are reasonably necessary to maintain the reliability of the system. To the extent the System Operator determines that the reliability of the System can be maintained by redispatching resources, the System Operator will initiate procedures pursuant to a Network Operating Agreement to redispatch all Network Resources and the Participants' own resources on a least-cost basis without regard to the ownership of such resources. Any redispatch under this section may not unduly discriminate between the Participants' use of the NEPOOL Transmission System on behalf of their Native Load Customers and any Network Customer's use of the Transmission System to serve its designated Network Load.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 166




      45.3 Cost Responsibility for Relieving Transmission Constraints: To the extent not otherwise covered under the Agreement, whenever the System Operator implements least-cost redispatch procedures in response to a transmission constraint, the Participants and Network Customers will each bear a proportionate share of the total redispatch cost based on their respective Load Ratio Shares.
      45.4 Curtailments of Scheduled Deliveries: If a transmission constraint on the NEPOOL Transmission System cannot be relieved through the implementation of least-cost redispatch procedures and the System Operator determines that it is necessary to Curtail scheduled deliveries, the Parties shall Curtail such schedules in accordance with a Network Operating Agreement.
      45.5 Allocation of Curtailments: The System Operator shall on a non-discriminatory basis, Curtail the transaction(s) that effectively relieve the constraint. However, to the extent practicable and consistent with

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 167




             Good Utility Practice, any Curtailment will be shared by the Participants and the Network Customer in proportion to their respective Load Ratio Shares. The System Operator shall not direct the Network Customer to Curtail schedules to an extent greater than the System Operator would Curtail the Participants' schedules under similar circumstances.
      45.6 Load Shedding: To the extent that a system contingency exists on the NEPOOL Transmission System and the System Operator determines that it is necessary for the Participants and the Network Customer to shed load, the Parties shall shed load in accordance with previously established procedures under the Network Operating Agreement, or in accordance with other mutually agreed-to provisions.
      45.7 System Reliability: Notwithstanding any other provisions of this Tariff, the System Operator reserves the right, consistent with Good Utility Practice and on a not unduly discriminatory basis, to Curtail Network

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 168




             Integration Transmission Service without liability on the part of the System Operator or the Participants for the purpose of making necessary adjustments to, changes in, or repairs on the Participants' lines, substations and facilities, and in cases where the continuance of Network Integration Transmission Service would endanger persons or property. In the event of any adverse condition(s) or disturbance(s) on the NEPOOL Transmission System or on any other system(s) directly or indirectly interconnected with the NEPOOL Transmission System, the System Operator, consistent with Good Utility Practice, also may Curtail Network Integration Transmission Service in order to (i) limit the extent or damage of the adverse condition(s) or disturbance(s), (ii) prevent damage to generating or transmission facilities, or (iii) expedite restoration of service. The
             System Operator will give the Network Customer as much advance notice as is practicable in the event of such Curtailment. Any Curtailment of Network

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 169




             Integration Transmission Service will be not unduly discriminatory relative to the Participants' use of the Transmission System on behalf of their Native Load Customers. The Network Operating Agreement shall specify the rate treatment and all related terms and conditions applicable in the event that the Network
             Customer fails to respond to established Load Shedding and Curtailment procedures.
46    Rates and Charges
      The Network Customer shall pay the Transmission Provider for any Direct Assignment Facilities, Ancillary Services, and applicable study costs, consistent with Commission policy, along with the charge for Regional Network Service provided in Part II of this Tariff.
      46.1 Determination of Network Customer's Monthly Network Load: The Network Customer's "Monthly Network Load" is its hourly load (including its designated Network Load not physically interconnected with the Transmission Provider under Section 43.3) coincident with the

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 170




             coincident aggregate load of the Participants and other Network Customers served in each Local Network in the hour in which the coincident load is at its maximum for the month ("Monthly Peak").
      46.2 Redispatch Charge: To the extent not otherwise covered under the Agreement, the Network Customer shall pay a Load Ratio Share of any redispatch costs allocated between the Network Customer and the Participants pursuant to Section 45. To the extent that the Participants incur an obligation to the Network Customer for redispatch costs in accordance with Section 45, such amounts shall be credited against the Network Customer's bill for the applicable month.
47    Operating Arrangements
      47.1 Operation under The Network Operating Agreement: The Network Customer shall plan, construct, operate and maintain its facilities in accordance with Good Utility Practice and in conformance with the Network Operating Agreement which shall be in the form of Exhibit H to

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 171




             this Tariff, or in any other form that is mutually agreed to.
      47.2 Network Operating Agreement: The terms and conditions under which the Network Customer shall operate its facilities and the technical and operational matters associated with the implementation of Part VI of the Tariff shall be specified in the Network Operating Agreement. The Network Operating Agreement shall provide for the Parties to (i) operate and maintain equipment necessary for integrating the Network Customer within the NEPOOL Transmission System (including, but not limited to, remote terminal units, metering, communications equipment and relaying equipment), (ii) transfer data between the System Operator and the Network Customer (including, but not limited to, heat rates and operational characteristics of Network Resources, generation schedules for units outside the NEPOOL Transmission System, interchange schedules, unit outputs for redispatch required under Section 45,

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 172




             voltage schedules, loss factors and other real time data), (iii) use software programs required for data links and constraint dispatching, (iv) exchange data on forecasted loads and resources necessary for long-term planning, and (v) address any other technical and operational considerations required for implementation of Part VI of this Tariff, including scheduling protocols. The Network Operating Agreement will recognize that the Network Customer shall either (i) operate as a Control Area under applicable guidelines of the North American Electric Reliability Council (NERC) and the Northeast Power Coordinating Council, (ii) satisfy its Control Area requirements, including all necessary Ancillary Services, by contracting with the System Operator and the Participants, or (iii) satisfy its Control Area requirements, including all necessary Ancillary Services, by contracting with another Entity, consistent with Good Utility Practice, which satisfies NERC and the NPCC requirements. The System Operator

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 173




             shall not unreasonably refuse to accept contractual arrangements with another entity for Ancillary Services.
      47.3 Network Operating Committee: A Network Operating Committee (Committee) shall be established to coordinate operating criteria for the Parties' respective responsibilities under the Network Operating Agreement, where the Network Customer is not a Participant. Each Network Customer shall be entitled to have at least one representative on the Committee. The Committee shall meet from time to time as need requires, but no less than once each calendar year.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 174



SCHEDULE 1
Scheduling, System Control and Dispatch Service

      Scheduling, System Control and Dispatch Service is the service required to schedule at the pool level the movement of power through, out of, within, or into the NEPOOL Control Area. It is anticipated that local level service would be provided under the Local Network Service tariffs of the individual Transmission Providers. For transmission service under this Tariff, this Ancillary Service can be provided only by the System Operator and the Transmission Customer must purchase this service from the System Operator. Charges for Scheduling, System Control and Dispatch Service are to be based on the expenses incurred by the System Operator, the satellite dispatch centers and the Participants to provide these services. A surcharge for these services will be added to the Through or Out Service rate. Transmission Customers taking Regional Network Service and Local Network Service will have a similar surcharge added to their Local Network Service rates pursuant to their individual tariffs.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 175




      The charges for service in conjunction with Regional Network Service may be recovered as described above for an initial period not exceeding six months and shall be superseded after such period by a rate under this Schedule to be determined and filed with the Commission which shall be cost-based.
      The System Operator expenses will be based on the functions required to provide these services and include, but are not limited to:
      o Processing and implementation of requests for service, including support of the NEPOOL OASIS node;
      o Coordination of transmission system operation and implementation of necessary control actions by the System Operator and support for these functions;
      o Billing associated with transmission services provided under this Tariff;
      o Transmission system planning which supports this service;
      o Administrative costs associated with the aforementioned functions.
      The satellite dispatch center expenses and the Participant expenses will in each case be an allocated portion of dispatch center expense for the PTF dispatch functions performed.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 176




Initially, 50% of the costs of the satellite dispatch centers and 0% of the scheduling, system control and dispatch centers of Participants will be allocated to PTF dispatch functions. This cost basis shall apply for a period not exceeding six months and shall be superseded after such period by a rate under this Schedule to be determined and filed with the Commission which shall be cost-based.
      This surcharge shall be determined for the same period on which the PTF rate is based. The rate surcharge for each year is the amount derived by dividing the total annual expenses for providing the service by the sum of the average of the coincident Monthly Peaks (as defined in Section 46.1) of all Local Networks for the same calendar year.
                                    RATE SURCHARGE CALCULATION
                                           FOR YEAR ONE

Total Allocated Expenses                                      $11,720,093

Sum of the coincident Monthly Peaks
of all Participants                                            17,823,928kW

Rate (Expenses/sum of Pks)                                         $0.658

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 177



                                             SCHEDULE 2

                              Reactive Supply and Voltage Control from
                                     Generation Sources Service


      In order to maintain transmission voltages on the NEPOOL Transmission System within acceptable limits, generation facilities are operated to produce (or absorb) reactive power. Thus, Reactive Supply and Voltage Control from Generation Sources Service must be provided for each transaction on the NEPOOL Transmission System. The amount of Reactive Supply and Voltage Control from Generation Sources Service that must be supplied with respect to a Transmission Customer's transaction will be determined based on the reactive power support necessary to maintain transmission voltages within limits that are generally accepted in the region and consistently adhered to by the Participants.
      Reactive Supply and Voltage Control from Generation Sources Service is to be provided through the Participants and the System Operator and the Transmission Customer must purchase this service from the Participants through the System Operator. The charges

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 178




for such service for an initial period not exceeding six months shall be $0 per Kilowatt and shall be superseded after such period by a rate to be determined and filed with the Commission which shall be cost-based.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 179




SCHEDULE 3

Regulation and Frequency Response Service
(Automatic Generator Control)


      Regulation and Frequency Response Service (Automatic Generator Control) is necessary to provide for continuous balancing of resources (generation and interchange) with Load, and for maintaining scheduled interconnection frequency at sixty cycles per second (60 Hz). Regulation and Frequency Response Service (Automatic Generation Control) is accomplished by committing on-line generation whose output is raised or lowered (predominantly through the use of automatic generating control equipment) as necessary to follow the moment-by-moment changes in Load. The obligation to maintain this balance between resources and Load lies with the System Operator and this service will be available to all Participants and other entities that serve Load within the NEPOOL Control Area which enter into separate agreements with NEPOOL through Interchange Transactions pursuant to the Agreement which result from NEPOOL central dispatch. The Transmission Customer must either take this service from the

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 180




System Operator or through the Interchange or make alternative comparable arrangements to satisfy its Regulation and Frequency Response Service (Automatic Generator Control or AGC) obligation.
      As of December 1, 1996, charges for this Service are determined under the Prior Agreement as follows:
      Payments and reimbursements under the current AGC Billing System fall into two categories. First, those Participants who have either not made the appropriate installation arrangements, or who have responsibility for units that have not met the minimum AGC availability criterion, are required to pay into a Fixed Cost fund. The dollars collected in the fund are paid to lead Participants having AGC capability in accordance with a formula which provides for distribution of the Fixed Cost Fund. The billing for fixed costs is done on a calendar year basis, by April 1 of the following year.
      Second, the AGC Billing system compensates the lead Participants for the loss of efficiency and increased maintenance costs that are experienced as a result of AGC operation of their units. An amount representing an estimate

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 181




      of the total increased hourly operating costs is collected from all Participants pro rata to their hourly load. These collected funds are distributed to the lead Participants who incurred the costs. Billing for hourly costs is done on a monthly basis.
      As of the Second Effective Date, charges for this Service will be determined on the basis of Bid Prices submitted by the Participants in accordance with Section 14 of the Agreement.
      The transmission service required with respect to Regulation and Frequency Response Service (Automatic Generator Control) will be paid for as part of Regional Network Service by all Participants and other entities serving Load in the NEPOOL Control Area. The charge for Regional Network Service is specified in Schedule 9.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 182



                                             SCHEDULE 4

                                      Energy Imbalance Service


      Energy Imbalance Service is the service provided when a difference occurs between the scheduled and the actual delivery of energy to a Load located within the NEPOOL Control Area during a single hour. This service will be available to all Participants and other entities that serve Load within the NEPOOL Control Area which enter into separate agreements with NEPOOL through Interchange Transactions resulting from NEPOOL central dispatch at prices which will be determined in accordance with Section 12 of the Prior Agreement until the Second Effective Date, and which will be determined in accordance with Section 14 of the Agreement thereafter. The Transmission Customer may either supply its Load from its own resources or through bilateral transactions or obtain the service through Interchange Transactions. The transmission service required with respect to Interchange Transactions will be furnished as part of Regional Network Service to all Participants and other entities serving Load in the NEPOOL Control Area. The charge for Regional Network Service is specified in Schedule 9.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 183




SCHEDULE 5

Operating Reserve - 10-Minute Spinning Reserve Service


      10-Minute Spinning Reserve Service is a service needed to serve load immediately in the event of a system contingency. This service will be available to all Participants and other entities that serve load within the NEPOOL Control Area which enter into separate agreements with NEPOOL through Interchange Transactions resulting from NEPOOL central dispatch. The Transmission Customer may either supply this service with its own resources or through bilateral transactions or obtain the service through Interchange Transactions on terms determined until the Second Effective Date in accordance with Section 12 of the Prior Agreement, and on terms determined thereafter in accordance with Sections 14.4, 14.5 and 14.9 of the Agreement.
      Under the Prior Agreement arrangements which will remain in effect until the Second Effective Date, operating reserve is provided through central dispatch and the after-the-fact own load energy billing arrangements. Prior Agreement, <section><section>12.5 - 12.8. Participants that are deemed to carry operating reserve in any

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 184




hour are entitled to share in distributions each month from the Pool Savings Fund. Prior Agreement <section><section>14.1(e)(viii)(B) and 14.8(d). These arrangements are equally applicable to 10-Minute Spinning Reserve Service, 10-Minute Non-Spinning Reserve Service and 30-Minute Reserve Service. Prior Agreement, <section><section>12.5, 14.1(e)(viii)(B) and 14.8(d).
      Under Sections 14.4, 14.5 and 14.9 of the Agreement, as it will be in effect after the Second Effective Date, the price to be paid for 10-Minute Non-Spinning Reserve Service or 30-Minute Operating Reserve Service received in any hour will be the Operating Reserve Clearing Price for the hour for that category of reserve service, as determined on the basis of bid prices to provide the service. Agreement, <section>14.9(a) and (b). After the Third Effective Date, the price to be paid for 10-Minute Spinning Reserve Service will be determined on the same basis. Agreement, <section>14.9(a) and (c). During the period from the Second Effective Date until the Third Effective Date, the price for 10-Minute Spinning Reserve Service will be equal to the "Lost Opportunity Clearing Price" for the hour and the lost opportunity costs, if

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 185




any, for the generating units which supply the service, as determined in accordance with Section 14.9 of the Agreement. Agreement, <section>14.9(c) and
(d).
      The Transmission Service required with respect to Interchange Transactions will be furnished as part of Regional Network Service to all Participants and other entities serving Load in the NEPOOL Control Area. The charge for Regional Network Service is determined in accordance with Section 16 of the Tariff and Schedule 9.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 186




SCHEDULE 6

Operating Reserve - 10-Minute Non-Spinning Reserve Service


      10-Minute Non-Spinning Reserve Service is a service needed to serve Load in the event of a system contingency. This service will available to all Participants and other entities that serve Load within the NEPOOL Control Area which enter into separate agreements with NEPOOL through Interchange Transactions resulting from NEPOOL central dispatch. The Transmission Customer may either supply this service with its own resources or through bilateral transactions or obtain the service through Interchange Transactions on terms determined until the Second Effective Date in accordance with Section 12 of the Prior Agreement, and on terms determined thereafter in accordance with Sections 14.4, 14.5 and 14.9 of the Agreement.
      Under the Prior Agreement arrangements which will remain in effect until the Second Effective Date, operating reserve is provided through central dispatch and the after-the-fact own load energy billing arrangements. Prior Agreement, <section><section>12.5 - 12.8. Participants that are deemed to carry operating reserve in any

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 187




hour are entitled to share in distributions each month from the Pool Savings Fund. Prior Agreement <section><section>14.1(e)(viii)(B) and 14.8(d). These arrangements are equally applicable to 10-Minute Spinning Reserve Service, 10-Minute Non-Spinning Reserve Service and 30-Minute Reserve Service. Prior Agreement, <section><section>12.5, 14.1(e)(viii)(B) and 14.8(d).
      Under Sections 14.4, 14.5 and 14.9 of the Agreement, as it will be in effect after the Second Effective Date, the price to be paid for 10-Minute Non-Spinning Reserve Service or 30-Minute Operating Reserve Service received in any hour will be the Operating Reserve Clearing Price for the hour for that category of reserve service, as determined on the basis of bid prices to provide the service. Agreement, <section>14.9(a) and (b). After the Third Effective Date, the price to be paid for 10-Minute Spinning Reserve Service will be determined on the same basis. Agreement, <section>14.9(a) and (c). During the period from the Second Effective Date until the Third Effective Date, the price for 10-Minute Spinning Reserve Service will be equal to the "Lost Opportunity Clearing Price" for the hour and the lost opportunity costs, if

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 188




any, for the generating units which supply the service, as determined in accordance with Section 14.9 of the Agreement. Agreement, <section>14.9(c) and
(d).
      The Transmission Service required with respect to Interchange Transactions will be furnished as part of Regional Network Service to all Participants and other entities serving Load in the NEPOOL Control Area. The charge for Regional Network Service is determined in accordance with Section 16 of the Tariff and Schedule 9.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 189




                                             SCHEDULE 7

                            Operating Reserve - 30-Minute Reserve Service


      30-Minute Reserve Service is a service needed to serve Load in the event of a system contingency. This service will be available to all Participants and other entities that serve Load within the NEPOOL Control Area which enter into separate agreements with NEPOOL through Interchange Transactions resulting from NEPOOL central dispatch. The Transmission Customer may either supply this service with its own resources or through bilateral transactions or obtain the service through Interchange Transactions on terms determined until the Second Effective Date in accordance with Section 12 of the Prior Agreement, and on terms determined thereafter in accordance with Sections 14.4, 14.5 and 14.9 of the Agreement.
      Under the Prior Agreement arrangements which will remain in effect until the Second Effective Date, operating reserve is provided through central dispatch and the after-the-fact own load energy billing arrangements. Prior Agreement, <section><section>12.5 - 12.8. Participants that are deemed to carry operating reserve in any

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 190




hour are entitled to share in distributions each month from the Pool Savings Fund. Prior Agreement <section><section>14.1(e)(viii)(B) and 14.8(d). These arrangements are equally applicable to 10-Minute Spinning Reserve Service, 10-Minute Non-Spinning Reserve Service and 30-Minute Reserve Service. Prior Agreement, <section><section>12.5, 14.1(e)(viii)(B) and 14.8(d).
      Under Sections 14.4, 14.5 and 14.9 of the Agreement, as it will be in effect after the Second Effective Date, the price to be paid for 10-Minute Non-Spinning Reserve Service or 30-Minute Operating Reserve Service received in any hour will be the Operating Reserve Clearing Price for the hour for that category of reserve service, as determined on the basis of bid prices to provide the service. Agreement, <section>14.9(a) and (b). After the Third Effective Date, the price to be paid for 10-Minute Spinning Reserve Service will be determined on the same basis. Agreement, <section>14.9(a) and (c). During the period from the Second Effective Date until the Third Effective Date, the price for 10-Minute Spinning Reserve Service will be equal to the "Lost Opportunity Clearing Price" for the hour and the lost opportunity costs, if

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 191




any, for the generating units which supply the service, as determined in accordance with Section 14.9 of the Agreement. Agreement, <section>14.9(c) and
(d).
      The Transmission Service required with respect to Interchange Transactions will be furnished as part of Regional Network Service to all Participants and other entities serving Load in the NEPOOL Control Area. The charge for Regional Network Service is determined in accordance with Section 16 of the Tariff and Schedule 9.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 192




                                             SCHEDULE 8

                                      Through or Out Service -

The Pool PTF Rate


(1) Except as otherwise provided in Section 19 of the Tariff, a Transmission Customer shall pay to NEPOOL for firm or non-firm Through or Out Service reserved for it in accordance with Section 19 of the Tariff on the basis of the Pool PTF rate.
(2) The Pool PTF Rate in effect at any time shall be determined annually on the basis of the information for the most recent calendar year contained in Form 1 filings (or similar information on the books of Transmission Providers that are not required to submit a Form 1 filing) and shall be changed annually effective as of June 1 in each year. The Pool PTF rate shall be equal to the sum for all Participants of Annual Transmission Revenue Requirements determined in accordance with Attachment F divided by the sum of the coincident Monthly Peaks (as defined in Section 46.1) of all Local Networks. The rate for the period from the effective date of this Tariff until June 1, 1997 is determined on the basis of the information for 1995 contained in Form 1 filings

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 193




(or similar information on the books of Transmission Providers that are not required to submit a Form 1 filing) and is $15.61 per kilowatt year.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 194

SCHEDULE 9

Regional Network Service


(1) A Transmission Customer which serves Load in the NEPOOL Control Area shall pay to NEPOOL each month for Regional Network Service the amount determined in accordance with the following formula:
      A =    1/12 (R {. }L)
      in which
      A =    the amount to be paid
      R =    the Participant RNS Rate per Kilowatt for the current Year for the
             Participant which owns the Local Network from which the Customer's load is served
      L =    the Customer's Monthly Network Load for the month
Each Participant RNS Rate is to be determined in accordance with the remaining provisions of this Schedule 9. The Participants intend that the rate will be determined by looking separately at the costs associated with facilities which are in service at December 31, 1996, and the costs associated with new facilities which are placed in service after December 31, 1996. Costs of new

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 195


facilities are to be shared regionally on a per Kilowatt basis in determining the rates of each of the Participants with a Local Network.
      Costs of existing facilities are to be determined separately for each Participant and reflected in the rate for service to Transmission Customers serving load in the Participant's Local Network. This is subject to a band width which limits the variation of the Participant per Kilowatt cost from the average per Kilowatt cost for all Participants to not less than 70%, or more than 130%, of the average cost.

(2) The Pool RNS Rate per Kilowatt is $1 in Year One, $4 in Year Two, $7 in Year Three, $10 in Year Four and $13 in Year Five and the period from the end of Year Five to the next succeeding June 1, and is equal to the Pool PTF Rate for each Year thereafter.

(3) The Participant RNS Rate for a Participant for a Year shall be a percentage of the Pool RNS Rate for the year and shall be equal to the Pool RNS Rate after the end of the transitional

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 196


period described in paragraph (4) of this Schedule. The percentage for each Participant for each Year shall equal the percentage which the sum of (i) the Participant's pre-1997 Participant RNS Rate and (ii) the post-1996 Pool PTF Rate represents of (iii) the Pool PTF Rate for the Year.

(4) The pre-1997 Participant RNS Rate for each Participant shall be determined by comparing its individual pre-1997 PTF Rate, for the most recent calendar year for which information is available from Form 1 filings or otherwise to the pre-1997 Pool PTF Rate for the same calendar year. If the Participant's individual pre-1997 PTF Rate for a Year is less than the pre-1997 Pool PTF Rate, its pre-1997 Participant RNS Rate for the Year shall be the rate determined by reducing the pre-1997 Pool PTF Rate by the percentage which the Participant's pre-1997 PTF Rate is less than the pre-1997 Pool PTF Rate; provided that in no event shall its pre-1997 Participant RNS Rate be less than 70% of the pre-1997 Pool PTF Rate, until the end of Year Five, and thereafter shall be

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 197


 . . . . {2}  If the Participant's individual pre-1997 PTF Rate is greater than the pre-1997 Pool PTF Rate, its pre-1997 Participant RNS Rate shall be the rate determined by increasing the pre-1997 Pool PTF Rate by the percentage which its pre-1997 Participant PTF Rate is greater than the pre-1997 Pool PTF Rate; provided that in no event shall its pre-1997 Participant RNS Rate be greater than 130% of the pre-1997 Pool PTF Rate until the end of Year Five, and thereafter shall be . . . . {3}  If for any Year the revenues to be received from the payment by Participants or other Transmission Customers of their respective applicable Participant RNS Rates will average more or less than the Pool PTF Rate per Kilowatt for the Year, each Participant RNS Rate will be increased or decreased, as appropriate, so that the revenues to be received per Kilowatt per Year will equal the Pool PTF Rate per Kilowatt for the Year.

               **FOOTNOTES**

 {2}  The sentence shall be completed in accordance with the 33rd Amendment.

 {3}  The sentence shall be completed in accordance with the 33rd Amendment.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 198


(5) The individual pre-1997 PTF Rate of a Participant which owns a Local Network for a year is the amount derived annually by dividing its Annual Transmission Revenue Requirements for the most recent calendar year for which information is available from Form 1 filings (or similar information on the books of Transmission Providers that are not required to submit a Form 1 filing) with respect to PTF placed in service before January 1, 1997, as determined in accordance with Attachment F to this Tariff, by the average of the Monthly Peaks (as adjusted for losses) for the Local Network for the twelve months of the same calendar year.

(6) The pre-1997 Pool PTF Rate shall be determined in accordance with the following formula:
      R =  ATRR
             12CP

and the post-1996 Pool PTF Rate shall be determined in accordance with the following formula:
      R* =   ATRR*
             12CP

in which

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 199


      R =    the pre-1997 Pool PTF Rate

      R* = the post-1996 Pool PTF Rate

      ATRR = the aggregate of the Annual Transmission Revenue Requirements of the Participants with respect to PTF placed in service before January 1, 1997, as determined in accordance with Attachment F to this Tariff.

      ATRR* =the aggregate of the Annual Transmission Revenue Requirements of the Participants with respect to PTF placed in service on or after January 1, 1997, including upgrades, modifications or additions to PTF placed in service before January 1, 1997, as determined in accordance with Attachment F to this Tariff.

      12CP = the average of the sum of the Monthly Peaks for all Local
             Networks, as adjusted each month for NEPOOL losses, of all Participants and any other entities serving load in the NEPOOL Control Area for the twelve months of the calendar year on which the rate is based.


(7) As used in this Schedule, "Monthly Peak" and "Monthly Network Load" each has the meaning specified in Section 46.1 of this Tariff.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 200



(8) The individual Participant RNS Rates for the period starting the First Effective Date and ending May 31, 1997 are as follows:
      Bangor Hydro-Electric Company -              $0.70
      Boston Edison Company -                      $0.92
      Central Maine Power Company -                $1.06
      Commonwealth Energy System Companies -       $0.85
      Eastern Utility Associates Companies -       $0.73
      New England Electric System Companies -      $1.30
      Northeast Utilities Companies -              $0.83
      The United Illuminating Company -            $1.30
      Vermont Utilities -                          $1.30

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 201




SCHEDULE 10

                                       Tie Benefit Service


(1) A Transmission Customer shall pay to NEPOOL for each month for Tie Benefit Service received by it in accordance with the following formula:
      A =    1/12 (T {.} K)
      in which:
      A =    the amount to be paid for each Kilowatt of Tie Benefit Service received in the form of a reduction of is Installed Capability
             Responsibility
      T =    $10 per Kilowatt of Tie Benefit Service received per year in Years
             One to Five, inclusive, $4 per Kilowatt per year in Years Six and Seven, $3 per Kilowatt per year in Years Eight and Nine and $2 per Kilowatt per year in Year Ten.
      K =    the number of Kilowatts of Tie Benefit Service received for the month, as determined in accordance with the definition of Tie
             Benefit Service.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 202




SCHEDULE 11

Transition Payments


      Transition Payments shall be made to NEPOOL by the Participants and Non-Participants identified below, and distributed by NEPOOL to the other Participants and Non-Participants identified below, in Years One through Five in accordance with the following schedule in which amounts in parentheses represent amounts to be paid and amounts not in parentheses represent amounts to be received:

Participant                                                                    Year
                                        1                   2                   3                   4                   5
Boston Edison Co.                  (3,443,885)           417,243             616,469             205,412           (1,077,181)
Braintree                           1,020,402            938,182             831,463             785,709             807,504
Hingham                              410,141             373,626             326,838             304,136             308,166
Hull                                 103,450              93,434             80,725              74,009              73,955
Reading                              956,845             870,604             760,262             706,005             714,008
Bangor Hydro Electric               (94,438)             276,487             640,654             998,062            1,348,711
Commonwealth Energy Systems*        (84,677)             233,062             336,257             387,867             328,635
Central Maine Power                (1,433,565)         (1,566,123)         (1,724,110)         (1,645,295)         (1,425,034)
Eastern Utilities Associates       (1,139,630)          (783,772)           (516,831)           (339,100)           (250,873)
Middleborough                        236,313             192,475             160,926             141,715             134,886
Pascoag, RI                           1,753               (134)              (2,257)             (4,614)             (7,206)
Taunton                             1,096,571            883,844             727,389             627,419             584,151
MMWEC                               (51,058)            (163,395)           (214,594)           (204,655)           (133,578)
NEES                                 942,957            (723,648)           (249,193)            449,642            1,110,333
Ashburnham                            4,210              (8,243)            (17,386)            (22,235)            (22,938)
Boylston                              3,359              (8,907)            (18,039)            (23,093)            (24,209)
Danvers                              68,190             (104,164)           (231,141)           (299,188)           (310,331)
Georgetown                            8,957               9,274               8,148               6,894               5,001
Groton, MA                           13,223              13,049              10,988               8,695               5,526
Holden                               40,054              37,205              30,347              22,730              13,086
Hudson                               294,832             131,554              9,550             (58,690)            (75,033)

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 203



Ipswich                              155,236             157,925             157,349             156,698             154,730
Littleton, MA                       (41,619)            (123,586)           (181,003)           (206,821)           (202,092)
Mansfield                            83,470              77,447              63,257              47,493              27,587
Marblehead                           69,445              18,704             (18,140)            (36,987)            (38,448)
Middleton                            15,307             (26,596)            (57,548)            (74,267)            (77,246)
N. Attleboro                         59,523              60,759              53,871              46,204              34,896
Paxton                                1,842               1,029               (619)              (2,450)             (4,717)
Peabody                              763,038             546,382             388,484             306,730             298,522
Princeton                             3,434               3,944               3,920               3,891               3,652
Rowley                                6,209               7,188               7,141               7,085               6,624
Shrewsbury                           262,173             131,511             36,784             (11,421)            (14,688)
Sterling                             18,890               (865)             (15,473)            (23,392)            (24,853)
Templeton                            37,443                848              (25,981)            (40,137)            (42,055)
Wakefield                           (11,102)            (12,875)            (21,357)            (30,787)            (43,409)
W. Boylston                          24,941              (6,095)            (29,080)            (41,596)            (44,005)
Fitchburg Gas & Elec.                375,848             155,996               314              (72,632)            (65,615)
Northeast Utilities                (2,147,194)         (4,246,007)         (3,156,015)         (3,749,172)         (4,027,256)
Chicopee                             65,354              203,640             351,337             489,743             625,658
CMEEC                                186,502             863,628            1,590,007           2,281,934           2,969,848
Holyoke                              730,430             584,044             504,066             465,151             474,860
S. Hadley                            18,996              57,171              97,633              134,443             169,760
Westfield                            43,648              133,654             229,422             317,877             403,772
Unitil                               107,179            (29,883)            (100,997)           (206,816)           (303,049)
United Illuminating                  305,628             416,950           (1,229,622)         (1,431,871)         (1,586,875)
VELCO                                112,518             257,844             290,997             233,229             76,264
Maine Public Serv.**                (157,290)           (157,290)           (157,290)           (157,290)           (157,290)
Great Bay***                        (43,856)            (187,117)           (347,921)           (526,268)           (722,156)
                       Total            0                   0                   0                   0                   0

* Includes Canal Electric Company, Cambridge Electric Light Company and Commonwealth Electric Company.

**    Reflects return of Tie Benefit payments made as part of Transition
      Payments.

*** Reflects return of Regional Network Service payments made as transmission support payments.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 204




         Page 1 of 5
                                            ATTACHMENT A


Form of Service Agreement for
Through or Out Service or Other Point-To-Point
Transmission Service


1.0   This Service Agreement, dated as of             , is entered into, by and
      between the NEPOOL Participants acting through ____________________ (the
      "System Operator") and              ("Transmission Customer").

2.0 The Transmission Customer has been determined by the System Operator to have a Completed Application for Firm Transmission Service under this Tariff.

3.0   If required, the Transmission Customer has provided to the System
      Operator  an Application deposit in the amount of $          , in
      accordance with the provisions of this Tariff.

4.0   Service under this Service Agreement shall commence on the later of (1)
      , or (2) the date on which construction of any Direct Assignment Facilities and/or facility additions of upgrades are completed, or (3) such other date as it is permitted to become effective by the Commission.
      Service under this Service Agreement shall terminate on            . [The
      Service Agreement may be a blanket agreement for non-firm service.]

5.0 The Participants agree to provide, and the Transmission Customer agrees to take and pay for, Transmission Service in accordance with the provisions of the Tariff and this Service Agreement.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 205

6.0 Any notice or request made to or by either party regarding this Service Agreement shall be made to the representative of the other party as indicated below.



      NEPOOL Participants:

             New England Power Pool
             One Sullivan Road
             Holyoke, MA 01040-2841


      Transmission Customer:

             ___________________________________________

             ___________________________________________

             ___________________________________________


7.0 The Tariff is incorporated in this Service Agreement and made a part hereof.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 206

IN WITNESS WHEREOF, the Parties have caused this Service Agreement to be executed by their respective authorized officials.


NEPOOL Participants:
By [System Operator]


By:_____________________________    _____________
   Name                     Title          Date



      Transmission Customer:


By:_____________________________    _____________
   Name                     Title          Date

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 207

                         Specifications For Through or Out Service or Other
Firm Point-To-Point Transmission Service


1.0   Term of Transaction: ________________________________

      Start Date: _________________________________________

      Termination Date: ___________________________________

2.0 Description of capacity and energy to be transmitted by Participants including the electric Control Area in which the transaction originates.

      ______________________________________________________

3.0   Point(s) of Receipt:__________________________________

      Delivering party:_____________________________________

4.0   Point(s) of delivery:_________________________________

      Receiving party:______________________________________

5.0 Maximum amount of capacity and energy to be transmitted (Reserved Capacity):___________________________________

6.0 Designation of party(ies) or other entity(ies) subject to reciprocal service obligation:_________________________
      _______________________________________________________
      _______________________________________________________
      _______________________________________________________

7.0   Name(s) of any intervening systems providing transmission
      service:__________________________________________________
      __________________________________________________________

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 208

8.0 Service under this Service Agreement may be subject to some combination of the charges detailed below. (The appropriate charges for individual transactions will be determined in accordance with the terms and conditions of this Tariff.)

      8.1    Transmission Charge:______________________________
             __________________________________________________

      8.2    System Impact Study and/or Facilities Study Charge(s):
             __________________________________________________
             __________________________________________________

      8.3    Direct Assignment Facilities Charge:______________
             __________________________________________________

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 209



                                            ATTACHMENT B


Form Of Service Agreement For Regional
Network Service, including
Network Integration Transmission Service


1.0 This Service Agreement, dated as of ______________, is entered into, by and between the NEPOOL Participants acting through ___________________________ (the "System Operator"), and ____________
      ("Transmission Customer").

2.0 The Transmission Customer has been determined by the System Operator to be a Transmission Customer under the Tariff and has requested Regional Network Service under the Tariff.

3.0 Regional Network Service (including, if requested, Network Integration Transmission Service) under this Agreement shall be provided by the NEPOOL Participants upon request by an authorized representative of the Transmission Customer.

4.0 The Transmission Customer agrees to supply information the System Operator deem reasonably necessary in accordance with Good Utility Practice in order for it to provide the requested service.

5.0 The Participants agree to provide and the Transmission Customer agrees to take and pay for Regional Network Service in accordance with the provisions of the Tariff and this Service Agreement.

6.0 Any notice or request made to or by either party regarding this Service Agreement shall be made to the representative of the other party as indicated below.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 210



      NEPOOL Participants:

        New England Power Pool

        One Sullivan Road

        Holyoke, MA 01040-2841


      Transmission Customer:








7.0   The Tariff is incorporated herein and made a part hereof.


IN WITNESS WHEREOF, the Parties have caused this Service Agreement to be executed by their respective authorized officials.


Transmission Customer:


By:_______________________________________________
   Name                             Title                 Date

NEPOOL Participants:
By: [System Operator]


By:_______________________________________________
   Name                             Title                 Date

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 211




                                            ATTACHMENT C


                       Methodology To Assess Available Transmission Capability


Available Transmission Capability (ATC) will be assessed based on industry-accepted standards; currently, ATC will be established by reducing the determined Total Transfer Capability (TTC) by the Transmission Reliability Margin (TRM) and by transmission commitments.

Total Transfer Capability (TTC) is the determined amount of electric power that can be reliably transferred over the network consistent with the following:

o Good utility practice

o NERC standards, guides, and procedures;

o NPCC criteria and guidelines;

o New England criteria, rules, procedures, and reliability standards;

o Applicable guides, standards, and criteria of the affected Transmission Owner(s), whether Participant or Non-Participant;

o Other applicable guidelines and standards which may need to be established from time to time.

As such, TTC will be determined at a level which maintains all of the following:

o All equipment within its applicable capabilities;

o Voltages and reactive reserves within acceptable levels;

o Stability maintained with adequate levels of damping;

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 212




o Frequency (Hz) within acceptable levels.

TTC will be evaluated using appropriate and suitable tools, data, and information, considering the physical impacts of electric power transfers on the interconnected transmission network. It will reflect anticipated system conditions and equipment status to the degree practicable.

The Transmission Reliability Margin (TRM) will be established at a level which incorporates the uncertainties and continued variability of system conditions and the practical limitations of system control.

Transmission commitments include existing and pending requests for transmission service and obligations of other existing contracts under which transmission service is provided.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 213



                                            ATTACHMENT D


                          Methodology for Completing a System Impact Study


The system impact study will be performed to evaluate the impact of the requested service on the reliability and operating characteristics of the bulk power system, consistent with:

o Good utility practice

o NERC standards, guides, and procedures;

o NPCC criteria and guidelines;

o New England criteria, rules, procedures, and reliability standards;

o Applicable guides, standards, and criteria of the impacted Transmission Owner(s), whether Participant or Non-Participant;

o Other applicable guidelines and standards which may need to be established from time to time.

As such, the study will examine the impact on the New England regional bulk power system and its component systems and neighboring and external systems. Consistent with the aforementioned, the ability to operate the system subject to the following will be considered:

o All equipment within its applicable capabilities;

o Voltages and reactive reserves within acceptable levels;

o Stability maintained with adequate levels of damping;

o Frequency (Hz) within acceptable levels.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 214




The study will consider the reliability requirements to meet existing and pending obligations of the Participants and the obligations of the impacted Transmission Owner(s).

The study will be performed using appropriate and suitable analysis tools and modeling data consistent with the nature and duration of the requested service. It is expected that the Eligible Customer will provide the information as prescribed in Exhibit 1 of Attachment I, and such other information as may be reasonably required and associated with the requested service and necessary for its study. It is also recognized that it may be determined that additional or specialized analysis tools or computer software are necessary for the study. The responsibility for the provision of these items will be subject to the System Impact Study Agreement.

The study will identify if the requested service or a portion of it can be provided without adverse impact on the reliability and operating characteristics of the system. The study will also identify if it appears that modification of the system is necessary to provide the service.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 215



                                            ATTACHMENT E


                                           Local Networks


      The Local Networks, as of the effective date of this Tariff, are those of the following:

      1.     Bangor Hydro-Electric Company

      2.     Boston Edison Company

      3.     Central Maine Power Company

      4.     the Commonwealth Energy System companies

      5.     the Eastern Utility Associates companies

      6.     the New England Electric System companies

      7.     the Northeast Utilities companies

      8.     The United Illuminating Company

      9. Vermont Electric Power Company and the entities which are grouped with it as a single Participant.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 216



ATTACHMENT F


Annual Transmission Revenue Requirements


      The Transmission Revenue Requirements for each Participant will reflect the Participants' costs for Pool Transmission Facilities (PTF). The Transmission Revenue Requirements will be an annual calculation based on the previous calendar year's data as shown, in the case of Transmission Providers which are subject to the Commission's jurisdiction, in the Participants' FERC Form 1 report for that year, and shall be based on actual data in lieu of allocated data if specifically identified in the Form 1 report, as set forth below:

I. The Transmission Revenue Requirement shall equal the sum of the Transmission Provider's (A) Return and Associated Income Taxes, (B) Transmission Depreciation Expense, (C) Transmission Related Amortization of Loss on Reacquired Debt, (D) Transmission Related Amortization of Investment Tax Credits, (E) Transmission Related Municipal Tax Expense,
      (F) Transmission Operation and Maintenance Expense, (G) Transmission Related Administrative and General Expense, (H) Transmission Related Integrated Facilities Credit, minus (I) Transmission Support Revenue, plus (J) Transmission Support Expense, plus (K) Transmission Related Expense from Generators.

      A. Return and Associated Income Taxes shall equal the product of the Transmission Investment Base and the Cost of Capital Rate.

             1.      Transmission Investment Base

                     The Transmission Investment Base will be (a) PTF Transmission Plant, plus (b) Transmission Related General Plant, plus (c) Transmission Plant Held for Future Use, less (d) Transmission Related Depreciation Reserve, less (e) Transmission Related

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 217




                     Accumulated Deferred Taxes, plus (f) Transmission Related Loss on Reacquired Debt, plus (g) Other Regulatory Assets, plus (h) Transmission Prepayments, plus (i) Transmission Materials and Supplies, plus (j) Transmission Related Cash Working Capital.

                     (a) PTF Transmission Plant will equal the balance of the Transmission Provider's PTF Investment in Transmission Plant excluding the Transmission Provider's capital leases in the Hydro-Quebec DC facilities (HQ leases).

                     (b) Transmission Related General Plant shall equal the Transmission Provider's balance of investment in General Plant multiplied by the ratio of Transmission related direct Wages and Salaries including those of the affiliated Companies to the Transmission Provider's total direct Wages and Salaries including those of the affiliated Companies and excluding Administrative and General Wages and Salaries (Transmission Wages and Salaries Allocation Factor), multiplied by the ratio of PTF Transmission Plant to Total Investment in Transmission Plant excluding HQ leases (PTF Transmission Plant Allocation Factor).

                     (c) Transmission Plant Held for Future Use shall equal the balance of Transmission investment in FERC Account 105 multiplied by the PTF Transmission Plant Allocation Factor.

                     (d) Transmission Related Depreciation Reserve shall equal the balance of Total Transmission Depreciation Reserve, plus the monthly balance of Transmission Related General Plant Depreciation Reserve. Transmission Related General Plant Depreciation Reserve shall equal the product of General Plant Depreciation

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 218




                            Reserve and the Transmission Wages and Salaries Allocation Factor described in Section (I)(A)(1)(b) above. This sum shall be multiplied by the PTF Transmission Plant Allocation Factor, described in Section (I)(A)(1)(b) above.

                     (e) Transmission Related Accumulated Deferred Taxes shall equal the Transmission Provider's balance of Total Accumulated Deferred Income Taxes, multiplied by the ratio of Total Investment in Transmission Plant excluding HQ leases to Total Plant in service excluding General Plant and HQ Leases (Plant Allocation Factor), further multiplied by the PTF Transmission Plant Allocation Factor described in Section (I)(A)(1)(b) above.

                     (f) Transmission Related Loss on Reacquired Debt shall equal the Transmission Provider's balance of Total Loss on Reacquired Debt multiplied by the Plant Allocation Factor as described in Section
                            (I)(A)(1)(e) above, further multiplied by the PTF Transmission Plant Allocation Factor described in Section (I)(A)(1)(b) above.

                     (g) Other Regulatory Assets shall equal the Transmission Provider's balance of any deferred rate recovery FAS 106 expenses multiplied by the Transmission Wages and Salaries Allocation Factor described in Section (I)(A)(1)(b), plus the Transmission Provider's year end balance of FAS 109 multiplied by the Plant Allocation Factor described in Section (I)(A)(1)(e) above. This sum shall be multiplied by the PTF Transmission Plant Allocation Factor, described in Section (I)(A)(1)(b) above.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 219




                     (h) Transmission Prepayments shall equal the Transmission Provider's balance of prepayments multiplied by the Wages and Salaries allocator described in Section (I)(A)(1)(b) and further multiplied by the PTF Transmission Plant Allocation Factor described in Section (I)(A)(1)(b) above.

                     (i) Transmission Materials and Supplies shall equal the Transmission Provider's balance of Transmission Plant Materials and Supplies, multiplied by the PTF Transmission Plant Allocation Factor described in
                            Section I(A)(1)(b) above.

                     (j) Transmission Related Cash Working Capital shall be a 12.5% allowance (45 days/360 days) of Transmission Operation and Maintenance Expense and Transmission Related Administrative and General Expense.

             2.      Cost of Capital Rate

                     The Cost of Capital Rate will equal (a) the Transmission Provider's Weighted Cost of Capital, plus (b) Federal Income Tax plus (c) State Income Tax.

                     (a) The Weighted Cost of Capital will be calculated based upon the capital structure at the end of each year and will equal the sum of:


                            (i) the long-term debt component, which equals the product of the actual weighted average embedded cost to maturity of the Transmission Provider's long-term debt then outstanding and the ratio that long-term debt is to the Transmission Provider's total capital.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 220




                            (ii) the preferred stock component, which equals the product of the actual weighted average embedded cost to maturity of the Transmission Provider's preferred stock then outstanding and the ratio that preferred stock is to the Transmission Provider's total capital.

                         (iii) the return on equity component, which equals the product of the Transmission Provider's Return on Equity as set in the Provider's LNS open access tariff rate and the ratio that common equity is to the Transmission Provider's total capital.

                     (b)    Federal Income Tax shall equal

                              A x FT
                              ------
                              1 - FT

                              Where FT is the Federal Income Tax Rate and A is the sum of the preferred stock component and the return on equity component, as determined in Section (I)(A)(2)(a)(ii) and Section
                              (I)(A)(2)(a)(iii) above.

                     (c)    State Income Tax shall equal

                            (A + Federal Income Tax) x ST
                            ------------------------------
                              1 - ST

                              where ST is the State Income Tax Rate, A is the sum of the preferred stock component and the return on equity component determined in Section
                              (I)(A)(2)(a)(ii) and Section (I)(A)(2)(a)(iii)
                              above, and Federal Income Tax is the rate determined in Section (I)(A)(2)(b) above.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 221



      B. Transmission Depreciation Expense shall equal the PTF Transmission Plant Allocation Factor described in Section (I)(A)(1)(b) above, multiplied by the sum of Depreciation Expense for Transmission Plant, plus an allocation of General Plant Depreciation Expense calculated by multiplying General Plant Depreciation Expense by the Wages and Salaries Allocation Factor, described in Section
             (I)(A)(1)(b) above.

      C. Transmission Related Amortization of Loss on Reacquired Debt shall equal the Transmission Provider's Amortization of Loss on Reacquired Debt multiplied by the Plant Allocation Factor as described in Section (I)(A)(1)(e) above, and further multiplied by the PTF Transmission Plant Allocation Factor described in Section
             (I)(A)(1)(b) above.

      D. Transmission Related Amortization of Investment Tax Credits shall equal the Transmission Provider's Amortization of Investment Tax Credits multiplied by the Plant Allocation Factor described in Section (I)(A)(1)(e) above, and further multiplied by the PTF Transmission Plant Allocation Factor described in Section
             (I)(A)(1)(b) above.

      E. Transmission Related Municipal Tax Expense shall equal the Transmission Provider's total municipal tax expense multiplied by the Plant Allocation Factor described in Section (I)(A)(1)(e) above, and further multiplied by the PTF Transmission Plant Allocation Factor described in Section (I)(A)(1)(b) above.

      F. Transmission Operation and Maintenance Expense shall equal all expenses charged to FERC Account Numbers 560 through 573, excluding those expenses in Account Number 565, multiplied by the PTF Transmission Plant Allocation Factor described in Section
             (I)(A)(1)(b) above.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 222



      G. Transmission Related Administrative and General Expenses shall equal the Transmission Provider's Administrative and General Expenses, plus Payroll Taxes, multiplied by the Wages and Salaries Allocation Factor described in Section (I)(A)(1)(b) above, further multiplied by the PTF Transmission Plant Allocation Factor described in Section (I)(A)(1)(b) above.

      H. Transmission Related Integrated Facilities Credit shall equal the Transmission Provider's transmission payments to affiliates for use of the integrated transmission facilities of those affiliates.

      I. Transmission Support Revenue shall equal Transmission Provider's revenue received for PTF transmission support.

      J. Transmission Support Expense shall equal Transmission Provider's expenses paid for PTF transmission support.

      K. Transmission Related Expense from Generators as may be determined by the Management Committee.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 223



ATTACHMENT G

List Of Excepted Transaction Agreements

The lists which follow have been prepared by the individual Participants whose names appear at the head of each list, and have not been checked or approved by any other Participants.

Central Maine Power Company ("CMP")

                                                              Parties to the
                                                                 Agreement

             Arrangement                                  CMP and:

Firm Wheeling
      Expense
             PSNH Wheeling for Bolt Hill                  NU
      Revenue
             Unitil Wheeling of BHE QFs                   Unitil
             Madison Electric Works                       NU/MEW

Support Payments
      Expense
             HQ Phase II AC Facilities                    BECO
             HQ Phase II AC Facilities                    NEP
             HQ Phase I                                   NEETCO
             HQ Phase I                                   VETCO
             HQ Phase II                                  NEH-TEL CO INC.
             HQ Phase II                                  NEH-T CORP (NHH)
             Orrington SS                                 MEPCO
             Millstone 3                                  NU
      Revenue
      WF Wyman #4:
             Section 386 (345 kV)                        Joint Owners
             Section 164-167 (115 kV)                    Joint Owners
      Maine Yankee (115 kV)                              Joint Owners
      Section 214 (115 kV tie to N.H.)                   NU
      Section 375 (345 kV Buxton to M.Y.)                MEPCO

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 224

Bundled Requirements Sales
      Houlton Wtr Co. Pwr Sales Agreement                HWC
      Fox Island Electric Coop
      Kennebunk Light and Power                          KPL


Commonwealth Energy System

SUPPORT ARRANGEMENTS

Canal 1 Transmission Agreement
Description: Agreement to provide for transmission of electricity from Canal 1 to the transmission system of the unit power purchasers.
Parties to the Agreement: Boston Edison, Montaup, NEP, Cambridge, Commonwealth Effective Date: 7/1/68

Canal 2 Transmission Support Agreement
Description: Agreement to support transmission facilities required for Canal 2 and Pilgrim 2.
Parties to the Agreement: Commonwealth, Boston Edison, Montaup
Effective Date: 5/1/75

324 Line (Canal to Pilgrim Stabilizer Line) & 355 Line (Pilgrim to Walpole)
Description: Agreement to support transmission facilities from Canal and Pilgrim.
Parties to the Agreement: Commonwealth, Boston Edison, Montaup, NEP Effective Date: 3/29/68

Seabrook Transmission Support Agreement
Description: Agreement to support three 345 KV transmission lines from Seabrook Parties to the Agreement: Joint Owners
Effective Date: 5/1/73

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 225


Wyman 4 Transmission Agreement (Support)
Description: Agreement to support 345 kV and 115kV transmission facilities from the unit.
Parties to the Agreement: Central Maine Power, Joint Owners (Commonwealth). Effective Date: 11/74

Bell Rock Switching Station Support Agreement
Description: Agreement to support 115 KV switching station.
Parties to the Agreement: Commonwealth, Montaup
Effective Date: 1/15/73

Joint Ownership Agreement (336 Line)
Description: Agreement to purchase 20% interest in section of the 336 line. Parties to the Agreement: Commonwealth, Boston Edison
Effective Date: 1/2/68

Participation Agreement (Maine-New Brunswick interconnection)
Description: Agreement to support the construction and maintenance of a 345 KV of the portion of an interconnection between a substation in Wiscasset, ME and a substation in New Brunswick.
Parties to the Agreement: Maine Electric Power and Participants
Effective Date: 5/69

Station 402 Agreement
Description: Agreement to support a 115 KV step down station.
Parties to the Agreement: Cambridge, Boston Edison
Effective Date: 10/1/65

Station 509 Agreement
Description: Agreement to support 345/115 KV station.
Parties to the Agreement: Cambridge, Boston Edison
Effective Date: 1/1/75

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 226


Hydro Quebec Support Agreements

Phase II Maine Electric Power SVC Facilities Support Agreement
Description: Agreement to support reinforcements to the MEP AC transmission system. N.H. Hydro proposes to amend the N.H. Transmission Facilities Support Agreement to include costs incurred under this Agreement.
Parties to the Agreement: Agreement is between Maine Electric Power and N.H.
Hydro
Effective Date: 10/1/88

New England Power AC Facilities Support Agreement
Description: Agreement covers improvements and reinforcements to NEP's AC transmission system necessitated by the HQ phase II interconnection agreement. Parties to the Agreement: NEP and Supporters
Effective Date: 6/1/85

Boston Edison AC Facilities Support Agreement
Description: Agreement covers improvements and reinforcements to BECo's AC transmission system necessitated by the HQ phase II interconnection agreement. Parties to the Agreement: Boston Edison and Supporters
Effective Date: 6/1/85

LONG TERM WHEELING

Agreement for Transfer of Electricity (Canal 1)
Description: Agreement for transfer of energy and capacity from Canal unit 1 to Cambridge Electric across the BECo system.
Parties to the Agreement: Cambridge, Boston Edison
Effective Date: 7/1/68

Boott Hydro Wheeling
Description: Agreement to wheel power from Boot Hydro (20 MW) to Commonwealth under NEP Tariff No. 3.
Parties to the Agreement: Commonwealth, NEP
Effective Date: 11/21/85

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 227


Collins Hydro Wheeling
Description: Agreement to wheel power (1.2 MW) from Collins Hydro to Commonwealth under NEP Tariff No. 3.
Parties to the Agreement: Commonwealth, NEP
Effective Date: 12/31/84

Ware Hydro Wheeling
Description: Agreement to wheel power from Ware Hydro to Commonwealth under NEP Tariff No. 3.
Parties to the Agreement: Commonwealth, NEP
Effective Date: 2/1/84

Chicopee Hydro Wheeling
Description: Agreement to wheel power (2 MW) from Chicopee Hydro to
Commonwealth
Parties to the Agreement: Commonwealth, Northeast Utilities
Effective Date: 5/1/95

Altresco Wheeling
Description: Wheeling charge for 30 MW entitlement
Parties to the Agreement: Cambridge, Altresco
Effective Date: 9/1/93

Altresco Wheeling
Description: Wheeling charge for 30 MW entitlement
Parties to the Agreement: Commonwealth, Altresco
Effective Date: 9/1/93

Masspower 1 Wheeling
Description: Wheeling charge for 30 MW entitlement
Parties to the Agreement: Commonwealth, Massachusetts
Effective Date: 7/31/93

Masspower 2 Wheeling
Description: Wheeling charge for 30 MW entitlement
Parties to the Agreement: Commonwealth, Masspower
Effective Date: 7/31/93

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 228
                                                 (As corrected)


Northeast Energy Associates Wheeling
Description: Wheeling of 53 MW entitlement
Parties to the Agreement: Commonwealth, Northeast Energy Associates Effective Date: 10/1/91


                              Fitchburg Gas and Electric Light Co.

NU (Linweave)
      a.     Western Mass Electric  Description - Transmission service from
                                    Holyoke Water Power to NEP system
                                    End Term - 10/31/2012
                                    Capacity - 3MW

      b.     Holyoke Water Power    Description - Distribution Agreement
                                    End Term - 10/31/2012
                                    Capacity - 3MW

Support Agreements                  CMP-Wyman #4 transmission support
                                    agreements
                                    NU-Millstone 3 transmission
                                    support agreements
                                    Various-HO Phase 1 support
                                    agreements
                                    Various-HO Phase 2 support
                                    agreements

                        Unitil Power Corp.

Central Maine Power Co.             Description
                                    - Perc and BHE system energy
                                    delivered to the BHE/CMP
                                    border by BHE at no
                                    additional charge
                                    End Term/Capacity - 25MW
                                    ending 07/01/1997,
                                    24.27MW ending 10/31/2001,
                                    20.3MW ending 08/15/2002,
                                    and 4MW ending 02/28/2003

NEP (Maine Yankee)                  Description
                                    - UPC reimburses NEP for
                                    Maine Yankee transmission
                                    to the NEP/PSNH border.
                                    End Term - October 31, 2005
                                    Capacity - 2MW

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 229


               NEPOOL               Open Access Transmission Tariff
                                    Original Sheet No. 228
                                    (As corrected)


NEP (Ocean States                   Description
      Power 1 & 2)                  - Service under FERC Electric Tariff
                                    no. 3 Delivery made from NEP system
                                    to the PSNH border
                                    End Term - October 31, 2010
                                    Capacity - 22.5 MW

NEP (Salem Harbor 3)                Description - Article VIII of the
                                    contract
                                    - Service under FERC
                                    Electric Tariff no. 3.
                                    Delivery made from NEP
                                    system to the PSNH border
                                    End Term - October 31, 2010
                                    Capacity - 9.8 MW

UI Bridgeport Harbor 3              Description - Reimburse UI for delivery
                                    subject to terms/conditions of Corridor &
                                    Non-Firm outflow agreements UI-NU in
                                    9/11/92 letter
                                    End Term - 10/31/2005
                                    Capacity - 15MW

Support Agreements                  Description - Various HQ Phase II support
                                    agreements


                            NEW ENGLAND POWER COMPANY AND ITS AFFILIATES

A.    Wheeling Agreements

      The following NEP Long Term Point-to-Point transmission services will be grandfathered at a fixed rate of $17.00/kW-yr. Distribution and transformation rates, when applicable, will be subject to NEP's applicable point-to-point tariffs.

PURCHASER                                                  AMOUNT            DATE OF
AGREEMENT                 PURCHASE                            KW             SERVICE
Boston Edison             L'Energia                        65,048          7/9/96

Braintree                 NEP System                        2,000          7/9/96

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 230



Commonwealth Electric     Boott Hydro                      20,000          7/9/96
                          Collins Dam                       1,500          7/9/96
                          Ware Hydro                        1,200          7/9/96

Hingham                   NEP Manchester St                 1,446          7/9/96
                          NEP Bear Swamp                      502          7/9/96

Hull                      Refuse Fuels                        341          7/9/96

Montaup                   McNeil Burlington (thru)          8,000          7/9/96

Taunton                   NEP System                       10,000          7/9/96

Unitil                    Ocean State I & II               22,500*         7/9/96
                          Salem Harbor                      9,800*         7/9/96

                     * Amounts change with seasonal unit ratings.


B. Transmission of Maine Yankee and Pool-Planned unit sales by NEP to Unitil will continue under its term, unless otherwise terminated by parties.

C.      Support Agreements for PTF Facilities

1. Transmission Support Agreements to facilitate interconnection of Pool Planned Units. (Multi party agreements)

  *     Millstone 3 dated 8/9/74.

  *     Wyman 4 dated 11/1/74.

  *     Seabrook

        a)     PSNH ac reinforcements dated 5/1/73.

        b      NEP's Tewksbury/Amesbury line, multi parties dated 5/1/73.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 231




2. Canal Transmission Agreement/Medway line, NEP/BECO/EUA/CE, Letter Agreement dated 3/29/68 with amendment dated 1/5/73.


3.      Second Canal Circuit dated 11/4/74.


4.      PTF support agreements with Boston Edison Company.

        ->     342 stabilizer line dated 3/29/68 with amendment dated 1/5/73.

        -> Canal/Medway dated 12/1/65, amended 2/18/66 with supplemental agreement dated 4/9/79.

        ->     West Medway ACB dated 1/31/69.

        ->     201/502 interconnection, Letter Agreement dated 5/11/79.

        ->     Golden Hills/Mystic
               This is a two-way agreement dated 5/25/88 with amendment dated 2/1/95.

        ->     Enron Interconnection Upgrades dated 6/27/95.
               NEP pays BE for upgrades required at Medway due to interconnection of the Milford Plant.

        -> NEP/BECO Sandy Pond/Tewksbury/Woburn line support, Letter Agreement dated 7/18/73.

        ->     NEP/BECO M-139 line support dated 11/12/85, amended 3/1/95.

        ->     NEP/BECO N-140 line support dated 11/12/85, amended 3/1/95.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 232




5. All PTF related Hydro Quebec agreements. (See attached Exhibit 1 for a list of all Hydro Quebec related agreements.)

  Ongoing support of AC reinforcement of NEP transmission.


6.      Agreements with EUA companies.

  ->    W. Farnum relays dated 2/17/95, BVE/NE.

  -> April 30, 1979 Letter Agreement between EUA and NEPSCO which outlined the basis for the next two agreements and other anticipated transmission additions to accommodate Charlestown generation.

  ->    345 kV Northern RI transmission dated 7/15/73, amended 4/1/88, BVE/NE.

  ->    2nd transformer at West Farnum dated 8/1/81, BVE/NE.


7.      Support Agreements with Vermont companies.

  ->    NEP/VELCO F-206 line dated 4/5/74.

  ->    NEP/CVPS 186 line dated 8/1/67.


8.      Agreements with NU companies.

  ->    NEP/PSNH Q-195 Terminal support dated 12/22/58.

  ->    NEP/PSNH Y-151 agreement dated 6/26/45 and subsequently amended.

  -> Tallman/Kaslow agreement and subsequent amendment. This agreement intends to cover mutual use of interconnections between NEP and PSNH, dated 6/29/79 and amended 2/21/90.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 233



  -> North/South Integration Agreement dated 2/24/90, and last amended in October 1996.

9.      NEP/MDC support agreement for D-156 and W-23 lines dated 8/31/95.

D.      Other Agreements Not Subject To The NEPOOL Agreement

  The above is a list of grandfathered facilities support and wheeling agreements over the PTF system to which NEP or its affiliated companies are a party. This list does not include any agreement not related to rights across PTF such as study agreements, requirement contracts and tariffs, purchase and sales power contracts, water rights, right-of-way, pole or duct lease agreements, distribution wheeling or support agreements, stranded cost recovery agreements, metering agreements and services across non-PTF transmission system. These agreements are not subject to the NEPOOL Agreement and continue per their own terms and conditions. Furthermore, all Network Service Agreements under NEP's Open Access Tariff, as amended from time to time, and any agreements or arrangements between NEP and its affiliated companies are not subject to the NEPOOL Agreement and will continue per their terms as may be amended from time to time.

Northeast Utilities Service Company ("NUSCO")

                                                                                                                       Effective
         Company             Service                                                              FERC                      Date
CMEEC                        Comprehensive Transmission Service Agreement                         ER91-209-000    11/29/90
                                                                                                  ER93-297-000
Chicopee Muni.               Comprehensive Transmission Service Agreement                         ER85-689-000    11/1/95
                                                                                                  ER93-219-000
So. Hadley Elec.             Comprehensive Transmission Service Agreement                         EC-90-10-000    1/1/95
                                                                                                  ER85-689-000
                                                                                                  ER85-720-000
Westfield G&E                Comprehensive Transmission Service Agreement                          EC90-10-000    1/1/95
Unitil (Rate 158)            Comprehensive Transmission Service Agreement                          EL92-42-000    11/11/92

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 234



                             Point-to-Point Transmission Service Agreement                       ER94-1160-000    9/1/94
Madison Electric
NEP                          Point-to-Point Transmission Service Agreement                        ER93-403-000    4/1/93
SBNG
Holyoke G&E                  Point-to-Point Transmission Service Agreement                       ER95-1354-000    7/1/95
NYPA Power
CMP (Rate 104)               Point-to-Point Transmission Service Agreement                                        12/15/81
Bolt Hill Sub.
Commonwealth Elec.           Point-to-Point Transmission Service Agreement                         ER86-85-000    5/1/85
Swift River -Chicopee                                                                              ER86-79-001
Units 1&2
Groton Elec.                 Point-to-Point Transmission Service Agreement                         ER92-66-000    11/1/89
Glendale Hydro
UI                           Point-to-Point Transmission Service Agreement                         ER92-65-000    5/1/90
Corridor
Groton Elec.                 Point-to-Point Transmission Service Agreement                        ER92-458-000    4/1/92
Littleville Power -Texon                                                                           ER92-66-000
Hydro
                                                                                                  ER93-219-000
Fitchburg G&E                Point-to-Point Transmission Service Agreement                        ER94-559-000    1/1/95
Harris Hydro                                                                                      ER95-357-000
Masspower                    Point-to-Point Transmission Service Agreement                        ER94-902-000    7/31/93
                                                                                                  ER93-219-000
LILCO                        Point-to-Point Transmission Service Agreement                       ER94-1201-000    5/1/94
Altresco Pittsfield          Point-to-Point Transmission Service Agreement                        ER95-306-000    1/1/95
Limited
MMWEC                        Point-to-Point Transmission Service Agreement                        ER96-201-000    11/1/95
NYPA Power

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 235



                             Point-to-Point Transmission Service Agreement                        ER96-201-000    11/1/95
Pascoag Fire Dist.
NYPA Power
C.E. Pontook LP              Point-to-Point Transmission Service Agreement                                        7/26/85
Suncook Energy Corp.         Point-to-Point Transmission Service Agreement                       ER96-1277-000    4/8/96
Unitil Power Corporation     Point-to-Point Transmission Service Agreement                        ER93-219-000    12/19/88
Baystate State Gas                                                                                ER89-219-000
NUSCO                        Point-to-Point Transmission Service Agreement                       ER96-2338-000    10/1/96
Suffolk County, NY
NUSCO                        Point-to-Point Transmission Service Agreement                        ER83-358-000    12/1/81
MMWEC, Stonybrook                                                                                 ER93-219-000
NUSCO                        Point-to-Point Transmission Service Agreement                       ER94-1088-000    6/1/94
Unitil: Norwalk 1&2
NUSCO                        Point-to-Point Transmission Service Agreement                        ER93-417-001    11/1/94
Fitchburg G&E: System
Sale
NUSCO                        Point-to-Point Transmission Service Agreement                       ER94-1591-000    11/1/94
Reading Muni.: Slice of
System
NUSCO                        Point-to-Point Transmission Service Agreement                        ER93-901-000    11/1/93
Middleton Muni.: System
Sale
NUSCO                        Point-to-Point Transmission Service Agreement                        ER93-884-000    11/1/93
Georgetown Muni.: System
Sale
NUSCO                        Point-to-Point Transmission Service Agreement                         ER93-915-00    11/1/93
Princeton Muni.: Holyoke
Hydro

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 236



                             Point-to-Point Transmission Service Agreement                        ER93-913-000    11/1/93
NUSCO
VPPSA: System Sale
NUSCO                        Point-to-Point Transmission Service Agreement                       ER94-1211-000    5/1/94
Citizens Utilities:                                                                                EC90-10-007
System
Sale
NUSCO                        Point-to-Point Transmission Service Agreement                       ER94-1592-000    11/1/94
Holyoke G&E: System Sale
NUSCO                        Point-to-Point Transmission Service Agreement                       ER94-1207-000    11/1/94
Danvers Elec.: System
Sale
NUSCO                        Point-to-Point Transmission Service Agreement                       ER94-1207-000    11/1/94
Littleton Electric L&W:
System Sale
NUSCO                        Point-to-Point Transmission Service Agreement                       ER94-1207-000    11/1/94
Mansfield Muni.: System
Sale
NUSCO                        Point-to-Point Transmission Service Agreement                        ER95-584-000    5/1/95
Sterling Muni.: System
Sale
NUSCO                        Point-to-Point Transmission Service Agreement                       ER95-1137-000    6/1/95
Princeton Muni.: System
Sale
NUSCO                        Point-to-Point Transmission Service Agreement                       ER95-1461-000    8/1/95
Vermont Marble -System
Sale
NUSCO                        Point-to-Point Transmission Service Agreement                        ER96-160-000    11/1/95
Rowley Muni.: System Sale
Littleton - Light            Point-to-Point Transmission Service Agreement                                        10/30/91

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 237




Marlboro Hydro
Corp./Minnewawa
NEP                          Point-to-Point Transmission Service Agreement                                        12/6/91
Waste Management of
N.H./Turnkey
NEP                          Point-to-Point Transmission Service Agreement                        ER93-914-000    11/1/93
Slice of System                                                                                    ER95-41-000
CMEEC                        Point-to-Point Transmission Service Agreement                        ER93-663-000    6/15/93
Liquid Carbonic
Indus./Medical Corp.
Wallingford Elec.            Point-to-Point Transmission Service Agreement                        ER92-730-000    7/27/92
CT Steel
CMP                          Point-to-Point Transmission Service Agreement                         ER94-48-000    11/1/95
                                                                                                 ER95-1635-000
                                                                                                 ER95-1557-000
CMP                          Point-to-Point Transmission Service Agreement                         ER94-48-000    11/1/95
                                                                                                 ER95-1635-000
BECO                         Point-to-Point Transmission Service Agreement                         ER94-48-000    11/1/95
                                                                                                 ER95-1851-000
                                                                                                 ER96-3144-000
NUSCO                        Point-to-Point Transmission Service Agreement                         ER94-48-000    11/1/94
Unitil Power Corporation:                                                                        ER94-1581-000
Slice
Connecticut Yankee           Transmission Station Service (115 KV) Support Agreement
Millstone #3 Sharing         Transmission Support Agreement                                                       8/9/74
Agreement
345 KV Millstone -
Manchester
310 line

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 238



                             Transmission Support Agreement                                       ER93-891-000    11/1/93
UI
Derby Junction (5/1/61)
Old Town-Hawthorne
(11/1/73)
Pease Road (1/1/69)
Glen Lake (7/20/56)
Devon and Trumball
Junction (7/1/61)
UI                           Transmission Support Agreement                                             E-9154    12/1/72
Black Pond
Holyoke G&E                  Transmission Support Agreement                                       ER82-626-000    1/1/73
Fairmont 115 KV                                                                                   ER82-627-000
Substation
MMWEC                        Transmission Support Agreement                                                       8/1/79
345 KV Ludlow-Stonybrook
Seabrook Station             Transmission Support Agreement                                                       5/1/73
345 KV Seabrook -Timber
Swamp -Newington 369 line
345 KV Seabrook -Scobie
363 line
345 KV Seabrook -Ward
Hill -Tewksbury 394 line
VEP                          Transmission Support Agreement                                                       12/1/72
Littleton 230/115 KV Sub.
NEP                          Transmission Support Agreement                                                       12/22/58
Moore Sub. - Q195 115KV
Terminal


               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 239

1.   Transmission Allocation Agreement Among Vermont Electric Power Company, Inc., New England Power Company, The Connecticut
     Light and Power Company and Western Massachusetts Electric Company dated January 6, 1989 (ER89-522-000, Effective November 1,
     1988)
2.   Transmission Agreement For Use of North-South Interface Of New England Transmission System Between Northeast Utilities and
     New England Power Company dated February 24, 1990.
3.   Letter agreement between Northeast Utilities and Vermont Electric Power Company, dated July 24, 1990.
4.   Letter agreement between Northeast Utilities and Citizens Utilities Company, dated August 2, 1990.
5.   Letter agreement between Northeast Utilities/PSNH and New England Power Company, dated June 1, 1970.
6.   Letter agreement between Northeast Utilities/PSNH and New England Power Company, dated June 29, 1979.
7.   Letter agreement between Northeast Utilities/PSNH and Central Maine Power Company, dated November 18, 1986.
8.   Transmission service pursuant to the Agreement between NUSCO/PSNH and Citizens Utilities, dated February 12, 1982 for service to the Northumberland, New Hampshire, Bloomfield, Vermont and Beecher Falls, Vermont delivery points.
9.   Transmission Agreement Between New Hampshire Electric Cooperative, Inc. and Public Service Company of New Hampshire, dated
     March 31, 1981.
10.  All licenses and certificates granted by the New Hampshire Public Utilities Commission or other state, municipal or federal regulatory bodies are grandfathered.
11.  All transmission arrangements supporting and providing transmission service across non-PTF facilities are not subject to this
     Tariff and will continue under their existing terms and conditions.


                             Eastern Utilities Associate System ("EUA")

                                                                                      Expiration                FERC Number/
             Contract Name                             Parties                           Dates                  Docket Number
Canal-Medway Line (Wood Pole Line         Comelec, BECO and Montaup            End of Life of Canal #1      MECO/FPC No. 5
#331)
Trans of Canal #2/Pilgrim #2 Units        Comelec, BECO and Montaup            2008                         E-9358

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 240



Letter Agree-Auburn St. Tap Bridges       BECO and Montaup                     Thru Life of Tap Bridges     E-9404
Use of Pilgrim Towers                     BECO and Montaup                     19 Years From Install or     ER79-485-000
                                                                               When New 345 kv Circuit
                                                                               is Needed
Card Street Use Agreement                 BECO, Comelec and BVE                August 30, 2001              E-9022
Transmission to Middleboro/ Pilgrim #1    BECO and Montaup                     When MGLD Contract           E-9276
                                                                               Expires with Pilgrim         Amended ER77-179-000
East Bridgewater Gas Circuit Breaker      Eastern Edison and Middleboro Gas                                 ER91-59-000
                                          and Electric
1601 Breaker at Bridgewater Substation    Middleboro and Montaup                                            N/A
Contract Demand/Radial Line Use           Middleboro and Montaup               60 Month's Written Notice    ER83-485-000
                                                                                                            ER83-486-000
Transmission Support/ Millstone #3        Montaup and Others                   Term of the Sharing          ER93-222-000
                                                                               Agreement
Transmission Support/ Seabrook #1         Montaup and Others                   Term of the Joint Owners     ER76-694-000
                                                                               Agreement
Rental Charges for Trans. Facilities      Blackstone and Montaup               Perpetuity Implied           ER83-642-000
in Northern R.I.                                                                                            ER88-400-000
Sharing Charges for Trans. Facilities     Blackstone/Narragansett              July 14, 2003                ER83-642-000
in Northern R.I.                                                                                            ER88-400-000
Sharing Charges for 2nd/ Xformer W.       Blackstone/Narragansett              July 28, 2013                ER83-642-000
Farnum Sub.
Transmission Support Agreement            Blackstone/Narragansett Mont./New    3 Year's Written Notice      BVE FERC No. 21
NEP/V-148 Line                            England Power
Tiverton Tap                              NEP and Montaup                      UNTIL Costs are Recovered    ER81-722-000
                                                                               by Montaup
Support of Riverside Sub and 822 Line     Blackstone and Narragansett          2 Year's Written Notice      BVE ER88-400-000

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 241



Amended and Restated                      Blackstone and OSP                   Term of the Power            ER89-69-000
Interconnection Agreement By              Units 1 & 2                          Contract
and Among Blackstone
Valley Electric and Ocean State Power
Contract for Firm Contract Service        Mass Power/Montaup                   BECO 12/31/2013              ER93-624-000
(Wheeling) Mass Power to Comelec and                                           Comelec 7/30/2008
BECO                                                                           Comelec 7/30/2008
Contract for Firm Contract Service        Altresco/Montaup                     12/31/2011                   ER93-623-000
(Wheeling) Altresco to Comelec and
BECO
Service Agreement (Wheeling) Cleary       North Attleboro/Montaup              LOU                          ER85-396-000
9cc to North Attleboro                                                         Contract Termination
Service Agreement (Wheeling) Cleary       Hudson/Montaup                       LOU                          ER87-362-000
9cc to Hudson                                                                  Contract Termination
Amendment to Contract Between Montaup     Montaup/MMWEC                        June 30, 2001                ER87-531-000
and MMWEC (NYPA)                                                               Extended Monthly Through
                                                                               October 31, 2003
Montaup Transmission Service Agreement    PFD/NYPA                             June 30, 2001                ER87-615-000
Interconnection NEA to Blackstone's       Blackstone/NEA                       Concurrent to Power          ER92-207-000
Transmission System                                                            Agreement
Interconnection Agreement Between TMLP    TMLP/Montaup                         Two Year's Written Notice    E-9117
and Montaup                                                                    or Until Cleary #9 is        ER91-305-000
                                                                               Reduced to Zero
Service Agreement Between Braintree       TMLP/Braintree                       LOU or MEC Terminates Due    ER85-390-000
and Montaup Wheeling Cleary 9cc                                                to Inadequate Cap. on        ER87-126-000
Service Agreement Between Hingham and     Hingham/Braintree                    LOU or MEC Terminates Due    ER93-137-000
Montaup Wheeling Cleary 9cc                                                    to Inadequate Cap. on        ER87-126-000
                                                                               Company's PTF

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 242




                           The United Illuminating Company ("UI")

Arrangement                                                                                     Parties to the Agreement UI and:
Wholesale Power Agreements
BECO Exchange                                                                                   BECO
  (November 1, 1996, until terminated by parties)
BH Sale from NHHS                                                                               BH
 (November 1, 1996 through October 31, 1997)
Citizens Sale from NHHS                                                                         Citizens
 (November 1, 1996 through October 31, 1999)
UNITIL Purchased Power Agreement, from NHHS                                                     UNITIL
  (November 1, 1996 through October 31, 2006)
Corridor Service Agreement (BHS#3)                                                              NU
  (May 1, 1993 through October 31, 2005)
NU Exchange Agreement                                                                           NU
 (May 1, 1993 until terminated by parties)
PASNY System Purchase Agreement                                                                 CMEEC
 (March 1, 1990 through June 30, 2001)

Support Arrangements
Interim Substation Support Agreement, dated 8/24/1993                                           NU
 (FERC Docket ER93-891-000)
Seabrook Transmission Support Agreement                                                         Joint Owners
Hydro-Quebec Phase I                                                                            NEETCO
Hydro-Quebec Phase I                                                                            VETCO
Hydro-Quebec Phase II                                                                           NEH-TEL CO INC.
Hydro-Quebec Phase II                                                                           NEH-T CORP (NHH)
Hydro-Quebec Phase II AC Facilities                                                             BECO
Hydro-Quebec Phase II AC Facilities                                                             NEP
Millstone Support Agreement                                                                     NU
Black Pond Coke Works Transmission Lines                                                        NU

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 243



                            Bangor Hydro-Electric Company


Support                                                                 Party
HQ Phase II AC                                                          BECO
HQ Phase II AC                                                          NEP
HQ Phase I                                                              NEETCO
HQ Phase I                                                              VETCO
HQ Phase II                                                             NEH-T Corp (NHH)
HQ Phase II                                                             NEH-TEL Co Inc
Orrington SS                                                            MEPCO
Wyman #4 (345KV) Sec 386                                                Joint Owners
Wyman #4 (115KV) 164-167                                                Joint Owners

Boston Edison Company Wheeling Contracts

Customer                                  Type                                     Expiration Date             MWs
Altresco                                  Contract                                 12/31/2011                  29
Braintree                                 PASNY                                    10/31/2003                  3
Braintree                                 Tariff - NEES CD                         10/31/2004                  10
Braintree                                 Tariff - Cleary 9                        Life of unit                2
Braintree                                 LV-PTF-Canal                             Life of unit                25
Braintree                                 LV-PTF-NH Yankee                         Life of Unit                7
Braintree                                 LV-PTF-Hydro-Quebec                      9/1/2000                    2
Hingham                                   PASNY                                    10/31/2003                  2
Hingham                                   Tariff-Cleary 9                          Life of unit`               3
Hingham                                   Tariff-Manchester                        Life of unit                2
Hingham                                   LV-PTF-Potter                            Life of unit                2
Hingham                                   LV-PTF-Stonybrook                        Life of Unit                23

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 244



Hingham                                   LV-PTF-NH Yankee                         Life of unit                5
Hingham                                   LV-PTF-Hydro-Quebec                      9/1/2000                    1
Hingham                                   LV-PTF-Millstone 3                       Life of unit                8
Hull                                      PASNY                                    10/31/2003                  1
Hull                                      Tariff-Lawrence                          Life of unit                1
Hull                                      LV-PTF-Millstone 3                       Life of unit                2
Hull                                      LV-PTF-CMP                               Life of unit                1
Hull                                      LV-PTF-NH Yankee                         Life of unit                1
Hull                                      LV-PTF-Hydro-Quebec                      9/1/2000                    1
Hull                                      LV-PTF-Stonybrook                        Life of unit                7
Reading                                   PASNY                                    10/31/2003                  6
Reading                                   Tariff-NEP CD                            10/31/99                    15
Reading                                   Tariff-Norwalk Harbor                    10/31/2005                  9
Reading                                   Tariff-Millstone 3                       10/31/2005                  3
Reading                                   LV-PTF-Millstone 3                       Life of unit                11
Reading                                   LV-PTF-Stonybrook                        Life of unit                91
Reading                                   LV-PTF-NH Yankee                         Life of unit                9
Reading                                   LV-PTF-Hydro-Quebec                      9/1/2003                    3
Cambridge                                 Canal Transfer                           Life of unit                42
Cambridge                                 Yank Excess                              Life of unit                3
Cambridge                                 LV-PTF-Canal                             Life of unit                58
EUA                                       EHV-PTF-Potter 2                         Life of unit                40
EUA                                       LV-PTF-Potter 2                          Life of unit                40
UI                                        EHV-PTF-Mystic 7                         Life of unit                100
North Attleboro                           EHV-PTF-Potter 2                         Life of unit                5

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 245



North Attleboro                           LV-PTF-Potter 2                          Life of unit                5
Belmont                                   PASNY                                    10/31/2003                  2
Concord                                   PASNY                                    10/31/2003                  2
NEP                                       Tariff                                   10/01/1997                  225
Wellesley                                 PASNY                                    10/31/2003                  2


Boston Edison Company Support Contracts

BECo Revenue:
Cambridge                                Station 402                                  3/31/1997
Cambridge                                Station 509                                  2004 or later
Com Elec                                 Card Street Line                             8/30/2001
Reading                                  Radial Lines                                 Life of unit
EUA                                      Whitman Tap                                  Life of unit
NEP                                      Lines 255-2337,8                             3 yr notice
NEP                                      Mystic/Golden Hills                          1999
NEP                                      W.Medway Breaker                             2003
NEP                                      Line 201-502                                 2009
NEP                                      Canal 1 Lines                                Life of unit
HQ Participants                          BECo HQ II AC Facilities                     2020
CEC, EUA, NEP                            Stabilizer Line                              2008
CEC, EUA                                 Canal 2 Lines                                2008
BECo Expense:
CMP                                      Wyman 115/345kV                              2005
Com Elec                                 Line 355                                     2008
EUA                                      Line 344                                     2008

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 246



Chester                                  SVC                                          2020
NEP                                      Sandy Pond-Tewksbury                         2005
NEP                                      M-139 Line                                   2015
NEP                                      N-140 Line                                   2015
NEP                                      HQ 11 AC Facilities                          2020
NEP                                      Station 90 (Golden Hills)                    2017



Vermont Electric Company

VELCO 1991 Transmission Agreement FEU 246.

Central Vermont Public Service Corporation

-       Vermont Yankee (Bundled T&G)
        Unitil, et al

Resale Service (R-12) FPC Tariff First Rev. Vol. I Rochester Electric L & P

T&D FERC Tariff, Original Vol. 3

Vermont Electric Coop./Lyndonville Elec. Dept./Village of Ludlow, Elec. Dept./Village of Johnson Water & Light Dept./Village of Hyde Park Water & Light Dept./Rochester EL&P/Woodsvilles Fire Dist. Water & LD/Reserve System Capacity Service (RS-2) FERC No. 135

Connecticut Valley Elect. Co.

Network Service FERC Tariff 6 new Hampshire Electric Cooperative
CVEC Service FERC No. 12 Woodsville Fire District Water & Light Dept.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 247



Interconnection Agreement CVPS/Green Mountain Power

FERC ER94-35-00/Northern Loop Interconnection Agreement and the VELCO Agreements with VELCO Participants known as the VELCO Transmission Agreement and VELCO Participants Agreement.

                      MASSACHUSETTS MUNICIPAL WHOLESALE ELECTRIC COMPANY
("MMWEC")

MMWEC Phase I Intermediate Units Agreement for Joint Ownership, Construction and Operation (and associated transmission)
Parties:  Green Mountain Power; Village of Lyndonville, Vermont
Effective Date:  October 1, 1977

                                Green Mountain Power Corporation ("GMP")

To the extent the Transmission Interconnection and Service Agreements between GMP and the following entities require the use of the Y-25 69 kV line between Bennington and Harriman, they will be Excepted Transaction Agreements:

        Central Vermont Public Service Corporation
        Washington Electric Cooperative
        Vermont Electric Cooperative
        Northfield Electric Department
        Town of Readsboro Electric Light Department
        Village of Hardwick Electric Department
        Village of Jacksonville Electric Department
        Village of Morrisville Water & Light Department
        Village of Stowe Water & Light Department

                                    Contested Arrangements over Ties

Transmission Allocation Agreement Among Vermont Electric Power Company, Inc., New England Power Company, The Connecticut Light and Power Company and Western Massachusetts Electric Company dated January 6, 1989 (ER89-522-000, Effective November 1, 1988).

The Participants have been unable to agree on the inclusion in this list of the arrangements for use of the tie lines for transactions from New York, New Brunswick and Hydro-Quebec beyond October 31, 1997, which is the end of the next Capability Period, or on the effect of including such arrangements on the list beyond that date. With respect to these tie-line arrangements, the Participants have agreed to include such arrangements as Excepted Transaction Agreements through October 31, 1997, and to seek Commission resolution of whether such arrangements should be grandfathered consistent with Order No.
888. Further, the Participants agree that, until October 31, 1997, the use of the lines under such tie-line arrangements will be firm service with equal priority with other firm arrangements. This agreement is a compromise solution to address an immediate concern and is without prejudice to any Participant's rights to argue that further grandfathering of such tie-line arrangements is inappropriate. The Participants have all reserved the right to present arguments for or against continued inclusion of such tie-line arrangements as Excepted Transactions Agreements after October 31,1997, without violating their agreement to support acceptance by the Commission of the Thirty-Third Agreement.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 248




                                             EXHIBIT 1


HVDC Phase II Documents List

o Order Amending Authorization to Export Electric Energy to Canada,
  NEPOOL
o Amendment to Presidential Permit PP-76 Authorizing VETCo to
  Construct....Electric Transmission Facilities at the International Border
  Between the United States and Canada.
o PJM-New England Hydro Transmission Service Agreement
o Phase II Boston Edison AC Facilities Support Agreement
o Phase II New England Power AC Facilities Support Agreement
o Preliminary Quebec Interconnection Support Agreement - Phase II
  (Superseded)
o Phase II Maine Electric Power SVC Facilities Support Agreement
o Phase II Massachusetts Transmission Facilities Support Agreement
o Phase II New Hampshire Transmission Facilities Support Agreement
o Preliminary Vermont Support Agreement RE:  Quebec Interconnection -
  Phase II (Superseded)
o Equity Funding Agreement for New England Hydro-Transmission Corporation
o Equity Funding Agreement for New England Hydro-Transmission Electric Company, Inc.
o Agreement Authorizing Execution of Phase II Firm Energy Contract
o Metallic Return Service Agreement Between New England Electric Transmission Corporation and New England Hydro-Transmission Corporation
o Amendment to Agreement With Respect to Use of Quebec Interconnection
o Agreement Between VELCO and New England Hydro-Transmission Corporation
o LEASE Between New England Power and New England Hydro-Transmission Electric Company, Inc.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 249



o LEASE Between New England Power and New England Hydro-Transmission
  Corporation
o Phase II Vermont DMNRC Support Agreement
o Agreement Amending New England Power Pool Agreement

HVDC Phase I Documents List

o Order Authorizing the Exportation of Electric Energy to Canada
o Presidential Permit PP-76 Authorizing VETCo to Construct....Electric
  Transmission Facilities at the International Border Between the United States and Canada.
o Preliminary Quebec Interconnection Support Agreement, as Amended
o Phase I New Hampshire Transmission Facilities Support Agreement
o Agreement for Transmission Maintenance Service (VELCO-NEET)
o Phase I Vermont Transmission Line Support Agreement (and Amendments)
o Agreement Amending New England Power Pool Agreement
o Interconnection Agreement, Hydro-Quebec-NEPOOL Participants
o Energy Banking Agreement
o Energy Contract
o LEASE Between new England Power and New England Electric Transmission Corporation
o Upper Development - Lower Development Transmission Line Support
  Agreement, New England Electric Transmission Corporation and New England Power Company.
o Agreement for Reinforcement and Improvement of New England Power
  Company's Transmission System
o Equity Funding Agreement for New England Electric Transmission
  Corporation
o Agreement With Respect to Use of Quebec Interconnection (and amendments)
o Phase I Terminal Facilities Support Agreement

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 250



                                          ATTACHMENT G-1


                                Agreements re Local Network Service


  Notwithstanding any termination of the status as Excepted Transaction of the transmission arrangements for the following agreements, the arrangements shall continue to be excepted for their respective terms, from the requirement to pay a Local Networks Service charge:

1. WMECO/NEP service to French King/Shelburne, Transmission Service Agreement dated 3/15/94 and subsequently amended.

2. WMECO/NEP service to SBNGB, Transmission Service Agreement dated 2/23/93 and subsequently amended.

3.      Cambridge/BECO support agreements dated 10/1/65 and 1/1/75.

4.      Six UI substations, UI/NU Agreement dated 8/24/93.

5.      CMP/MEW/NU Agreement dated as of May 16, 1994.

6.      CMEEC/NU Agreement dated 11/29/90.

7.      Chicopee/NU Agreement dated 11/1/95.

8.      South Hadley/NU Agreement dated 11/1/95.

9.      Westfield/NU Agreement dated 1/1/95.

10.     Unitil/NU Agreement dated 11/1/92.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 251



ATTACHMENT H


Form of
Network Operating Agreement


1.0     Preamble

  This Network Operating Agreement is entered into by and between the NEPOOL Participants (the "Transmission Provider") acting through __________ (the "System Operator") and ____________ (the "Transmission Customer") as an implementing agreement for the NEPOOL Open Access Transmission Tariff and is subject to and in accordance with the NEPOOL Open Access Tariff. All definitions and other terms and conditions of the NEPOOL Open Access Transmission Tariff are incorporated herein by reference. The Transmission Provider may designate a satellite dispatch center and/or one or more Participants to act for it under this Agreement.

2.0     General Terms and Conditions

  The Transmission Provider agrees to provide transmission service to the Transmission Customer's equipment or facilities, etc., subject to the Transmission Customer operating its facilities in accordance with applicable NEPOOL and NPCC criteria, rules, standards, procedures, or guidelines as they may be adopted and/or amended from time to time. In addition to the provisions defined in those documents, service to the Transmission Customer's equipment or facilities, etc. is provided subject to the following specified terms and conditions.

  2.1 Electrical Supply: The electrical supply to the Point(s) of Delivery shall be in the form of three-phase sixty-hertz alternating current at a voltage class determined by mutual agreement of the parties.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 252




  2.2 Coordination of Operations: The Transmission Provider shall consult the Transmission Customer and/or its Designated Agent regarding timing of scheduled maintenance of the Transmission System and the Transmission Provider shall schedule any shutdown or withdrawal of facilities to coincide with the Transmission Customer's equipment or facilities, etc. scheduled outages of the Transmission Customer's resources, to the extent practicable. In the event the Transmission Provider is unable to schedule the shutdown of its facilities to coincide with Transmission Customer's schedule, the Transmission Provider shall notify the Transmission Customer and/or its Designated Agent, in advance if feasible, of reasons for the shutdown, the time scheduled for it to take place, and its expected duration. The Transmission Provider shall use due diligence to resume delivery of electric power as quickly as possible.

  2.3 Reporting Obligations: The Transmission Customer shall be responsible for all information required by NPCC or NEPOOL. The Transmission Customer shall respond promptly and completely to the Transmission Provider's reasonable requests for information, including but not limited to, data necessary for operations, maintenance, regulatory requirements and analysis. In particular, that information may include:

        For Network Loads:

        - 10-year coincident, seasonal (summer, winter) Annual Peak Load forecast, aggregated by geographic distribution area
        -      Load Power Factor performance by geographic distribution area
        - Underfrequency load shedding capability aggregated by geographic distribution area

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 253




        - Block load shedding capability aggregated by geographic distribution area
        -      Disturbance/interruption reports
        -      Protection system setting conformance
        -      Protection system testing and maintenance conformance
        -      Planned changes to protection systems
        -      Metering testing and maintenance conformance
        -      Planned changes in transformation capability
        -      Conformance to harmonic and voltage fluctuation limits
        -      Dead station tripping conformance
        -      Voltage reduction capability conformance

        For Network Resources and interconnected generators:

        - 10-year forecast of generation capacity retirements and additions, if applicable
        -      Generator reactive capability verification
        -      Generator underfrequency relaying conformance
        -      Protection system testing and maintenance conformance
        -      Planned changes to protection system
        -      Planned changes to generation parameters
        -      Metering testing and maintenance conformance

        Failure by the Transmission Customer to do so may constitute default. Delinquency in responding by the Transmission Customer will result in a fine as described in 5.0 below.

        The Transmission Customer shall supply accurate and reliable information to the system operators regarding metered values for MW, MVAR, volt, amp, frequency, breaker status indication, and all other information deemed necessary by the Transmission Provider for reliable operation. Information shall be gathered for electronic communication using one or more of the following: supervisory control and data acquisition (SCADA), remote terminal unit (RTU) equipment, and remote

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 254




        access pulse recorders (RAPR). All equipment used for metering, SCADA, RTU, RAPR, and communications must be approved by the Transmission Provider.

  2.4 Operational Obligations: The Transmission Customer shall request permission from the system operators prior to opening and/or closing circuit breakers per applicable switching and operating procedures.
        The Transmission Customer shall carry out all switching orders from the Transmission Provider, the System Operator or the Transmission Provider's designee in a timely manner.

        The Transmission Customer shall balance the load at the Point(s) of Delivery such that the difference in the individual phase currents are acceptable to the Transmission Provider.

        The Transmission Customer's equipment shall conform with harmonic distortion and voltage fluctuation standards of the Transmission Provider.

        The Transmission Customer's equipment must comply with all environmental requirements to the extent they impact the operation of the Transmission Provider's system.

        The Transmission Customer shall operate all of its equipment and facilities connected to the Transmission Provider's system in a safe and efficient manner and in accordance with manufacturers' recommendations, Good Utility Practice, applicable regulations, and requirements of the Transmission Provider, the System Operator, and NPCC.

  2.5 Notice of Transmission Service Interruptions: If at any time, in the reasonable exercise of the system operator's judgement, operation of the Transmission Customer's equipment adversely affects the quality of service or interferes with the safe and reliable operation of the system, the Transmission Provider

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 255




               may discontinue transmission service until the condition has been corrected. Unless the system operators perceive that an emergency exists or the risk of one is imminent, the system operators shall give the Transmission Customer and/or its Designated Agent reasonable notice of its intention to discontinue transmission service and, where practical, allow suitable time for the Transmission Customer to remove the interfering condition. The Transmission Provider's judgement with regard to the discontinuance of service under this paragraph shall be made in accordance with Good Utility Practice. In the case of such discontinuance, the Transmission Provider shall immediately confer with the Transmission Customer regarding the conditions causing such discontinuance and its recommendation concerning timely correction thereof. Failure by a Customer to shed load would be subject to an additional charge of 10<cent>/kWh for every kWh the Customer failed to shed.

  2.6 Access and Control: Properly accredited representatives of the Transmission Provider shall at all reasonable times have access to the Transmission Customer's facilities to make reasonable inspections and obtain information required in connection with this Tariff. Such representatives shall make themselves known to the Transmission Customer's personnel, state the object of their visit, and conduct themselves in a manner that will not interfere with the construction or operation of the Transmission Customer's facilities. The Transmission Provider or its designee will have control such that it may open or close the circuit breaker or disconnect and place safety grounds at the Point(s) of Delivery, or at the station, if the Point(s) of Delivery is remote from the station.

  2.7 Point(s) of Delivery: Network Integration Transmission Service will be delivered by the

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 256




               Transmission Provider at the Point(s) of Delivery as specified in the customer's Service Agreement, and as amended from time to time. Each Point of Delivery shall have a unique identifier, meter location, meter number, metered voltage, terms on meter compensation and, the actual, or if not currently in service, the projected in-service year.

  2.8 Maintenance of Equipment: The Transmission Customer shall maintain all of its equipment and facilities connected to the Transmission Provider's system in a safe and efficient manner and in accordance with manufacturers' recommendations, Good Utility Practice, applicable regulations, and requirements of NEPOOL, and NPCC.

        The Transmission Provider may request that the Transmission Customer test, calibrate, verify or validate the data link, metering, data acquisition, transmission, protective, or other equipment or software consistent with the Transmission Customer's routine obligation to maintain its equipment and facilities or for the purposes of trouble shooting problems on the network facilities. The Transmission
        Customer will be responsible for the cost to test, calibrate, verify or validate the equipment or software.

        The Transmission Provider shall have the right to inspect the tests, calibrations, verifications and validations of the data link, metering, data acquisition, transmission, protective, or other equipment or other software connected to the Transmission Provider's system.

        The Transmission Customer, at the Transmission Provider's request, shall supply the Transmission Provider with a copy of the installation, test, and calibration records of the data link, metering, data acquisition, transmission, protective or other equipment or software connected to the Transmission Provider's system.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 257




        The Transmission Provider shall have the right, at the Transmission Customer's expense, to monitor the factory acceptance test, the field acceptance test, and the installation of any metering, data acquisition, transmission, protective or other equipment or software connected to the Transmission Provider's system.

  2.9 Emergency System Operations: The Transmission Customer's equipment and facilities, etc. shall be subject to all applicable emergency operation standards required of and by the Transmission Provider to operate in an interconnected transmission network.

        The Transmission Provider reserves the right to have the system operators take whatever actions or inactions they deem necessary during emergency operating conditions to: (i) preserve the integrity of the Transmission System, (ii) limit or prevent damage, (iii) expedite restoration of service, or (iv) preserve public safety.

  2.10 Cost Responsibility: The Transmission Customer shall be responsible for all costs incurred by the Transmission Provider relative to the Transmission Customer's facilities. Some costs may be allocated to several Transmission Customers. If the method for allocating costs is not clearly defined, then the method for allocation will be at the Transmission Provider's discretion.

3.0     Service For a Network Resource

  The following Terms and Conditions are specific to Service for a generator Network Resource.

  3.1 Voltage or Reactive Control Requirements: Unless directed otherwise, the Transmission Customer will operate its existing interconnected generation facility(ies) with an automatic voltage regulator(s). The voltage regulator will control

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 258




               voltage at the Point(s) of Receipt consistent with the range of voltage scheduled by the Transmission Provider, the Transmission Provider's agent, NEPEX, or REMVEC.

        At the discretion of the Transmission Provider, the Transmission Customer may be directed to deactivate the automatic voltage regulator and to supply reactive power per a schedule provided by the Transmission Provider.

        If the Transmission Customer has not installed capacity sufficient to operate its generation facility consistent with recommendations of the Transmission Provider resulting from the System Impact and Facilities Studies or fails to operate at such capacity, the Transmission Provider may install, at the Transmission Customer's expense, reactive compensation equipment necessary to ensure the proper voltage or reactive supply at the Point(s) of Receipt.

  3.2 Station Service: When the Transmission Customer's generation facility is producing electricity, the Customer must supply its own station service power. If and when the Transmission Customer's generation facility is not producing electricity, the Customer must obtain station service capacity and energy from another supplier or another of its resources.

  3.3 Protection Requirements: Protection requirements are defined in NEPOOL and NPCC documents as may be adopted or amended from time to time.

  3.4 Operational Obligations The Transmission Provider may require the generator to be equipped for Automatic Generation Control (AGC). The Transmission Customer will be responsible for all costs associated with installing and maintaining an AGC system on the generator(s).

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 259




        The Transmission Provider retains the right to require reduced generation at times when system conditions present transmission restrictions or otherwise adversely affect the Transmission Provider's other customers. The Transmission Provider will use due diligence to resolve the problems to allow the generator to return to the operating level prior to the Transmission Provider's notice to reduce generation.

        All operations (including start-up, shutdown and determination of hourly generation) will be coordinated by the Transmission Provider.

  3.5 Coordination of Operations: The Transmission Customer shall furnish the Transmission Provider with generator annual maintenance schedules, advise the Transmission Provider if its Network Resource is capable of participation in system restoration and/or if it has black start capability.

        The Transmission Provider reserves the right to specify turbine and/or generator control (e.g., droop) settings as determined by the System Impact or Facilities Study or subsequent studies. The Transmission Customer agrees to comply with such specifications by the Transmission Provider at the Transmission Customer's expense.

        If the generator is not dispatchable by the Transmission Provider, the Transmission Customer shall notify the Transmission Provider at least 48 hours in advance of its intent to take its resource temporarily off-line and its intent to resume generation. In circumstances such as forced outages, the Transmission Customer shall notify the Transmission Provider as promptly as possible of the Network Resource's temporary interruption of generation and/or transmission.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 260




4.0     Service for Delivery to Load

  The following Terms and Conditions are specific to Service for Delivery to Load.

  4.1 Power Factor Requirement: The Transmission Customer agrees to maintain an overall Load Power Factor and reactive power supply within predefined sub-areas as measured at the Point(s) of Delivery within ranges specified by the Transmission Provider or NEPOOL criteria, rules and standards which identify the power factor levels that must be maintained throughout the applicable sub-area for each anticipated level of total NEPOOL load. The Transmission Customer agrees to maintain Load Power Factor and reactive power requirements within the range specified by the Transmission Provider for the sub-area based on total NEPOOL load during that hour. NEPOOL may revise the power factor limits required from time to time. If the Transmission Customer lacks the capability to maintain the Load Power Factor within the ranges specified, the Transmission Provider may:

        a) install, at the Transmission Customer's expense, reactive compensation equipment necessary to ensure proper load power factor at the Point(s) of Delivery;

        b)     charge the Transmission Customer per the Tariff Schedule OCC.

  4.2 Protection Requirements: The Transmission Customer's relay and protection systems must comply with all applicable NEPOOL and NPCC criteria, rules, procedures, guidelines, standards or requirements as may be adopted or amended from time to time.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 261




  4.3 Operational Obligations: The Transmission Customer shall be responsible for operating and maintaining security of its electric system in a manner that avoids adverse impact to the Transmission Provider's or others' interconnected systems and complies with all applicable NEPOOL, and NPCC operating criteria, rules, procedures, guidelines and interconnection standards as may be amended or adopted from time to time. These actions include, but are not limited to:

        -      Voltage Reduction Load Shedding
        -      Underfrequency Load Shedding
        -      Block Load Shedding
        -      Dead Station Tripping
        -      Transferring Load Between Point(s) of Delivery
        -      Implementing Voluntary Load Reductions Including Interruptible
               Customers
        -      Starting Stand-by Generation
        - Permitting Transmission Provider Controlled Service Restoration Following Supply Delivery Contingencies on Transmission Provider Facilities

5.0 Default If the Transmission Customer's equipment fails to perform consistent with the Terms and Conditions of this agreement, then the Transmission Customer will be deemed to be in default and service may be suspended immediately and subject to a termination through a FERC filing. If the Transmission Customer fails to provide the information required in Section 2.3 in a timely manner, the Transmission Provider shall be permitted to assess a penalty of $100 per day until such information is provided in its entirety to the Transmission Provider.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 262




  The Parties whose authorizing signatures appear below warrant that they will abide by the foregoing terms and conditions.

        ____________________                   ____________________

        NEPOOL Participants                    (Transmission Customers)
        By (System Operator)


        ____________________                   ____________________

        By:                                    By:

        ____________________                   ____________________

        Title:                                 Title:

        ____________________                   ____________________
        Date:                                  Date:

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 263




ATTACHMENT I


Form of
System Impact Study Agreement


        This Agreement dated __________, is entered into by  (the
"Transmission Customer") and the NEPOOL Participants (the "Transmission Provider") acting through (the "System Operator"), for the purpose of setting forth the terms, conditions and costs for conducting a System Impact
Study relative to           ,in accordance with the NEPOOL Open Access
Transmission Tariff ("Tariff"). All definitions and other terms and conditions of that Tariff are incorporated herein by reference. The Transmission Provider may designate one or more Participants or the System Operator to act for it under this Agreement.

1. The Transmission Customer agrees to provide, in a timely and complete manner, the information and technical data specified in Exhibit 1 to this Agreement and reasonably necessary for the Transmission Provider to conduct the System Impact study. The Transmission Customer understands that it must provide all such information and data prior to the Transmission Provider's commencement of the Study. Such information and technical data is specified in Exhibit 1 to this Agreement.

2. All work pertaining to the System Impact Study that is the subject of this Agreement will be approved and coordinated only through designated and authorized representatives of the Transmission Provider and the Transmission Customer. Each party shall inform the other in writing of its designated and authorized representative.

3. The Transmission Provider will advise the Transmission Customer of any additional information as it may in its sole reasonable discretion deem necessary to complete the study. Any such additional information shall be obtained only if

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 264




        required by Good Utility Practice and shall be subject to the Transmission Customer's consent to proceed, such consent not to be unreasonably withheld.

4. The Transmission Provider contemplates that it will require _________ to complete the System Impact Study. Upon completion of the Study by the Transmission Provider, the Transmission Provider will provide a report to the Transmission Customer based on the information provided and developed as a result of this effort. If, upon review of the Study results, the Transmission Customer decides to pursue , the Transmission Provider will, at the Transmission Customer's direction, tender a Facilities Study Agreement within thirty (30) days. The System Impact and Facilities Studies, together with any additional studies contemplated in Paragraph 3, shall form the basis for the Transmission Customer's proposed use of the Transmission Provider's transmission system and shall be furthermore utilized in obtaining necessary third-party approvals of any interconnection facilities and requested transmission services. The Transmission Customer understands and acknowledges that any use of study results by the Transmission Customer or its agents, whether in preliminary or final form, prior to NEPOOL l8.4 approval, is completely at the Transmission Customer's risk and that the Transmission Provider will not guarantee or warrant the completeness, validity or utility of study results prior to NEPOOL 18.4 approval.

5. The estimated costs contained within this Agreement are the Transmission Provider's good faith estimate of its costs to perform the System Impact Study contemplated by this Agreement. The Transmission Provider's estimates do not include any estimates for wheeling charges that may be associated with the transmission of facility output to third parties or with rates for station service. The actual costs charged to the Transmission Customer by the Transmission Provider may change as set forth in this Agreement. Prepayment will be required for all study, analysis, and review work performed by the Transmission Provider or its

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 265




        Designated Agent, all of which will be billed by the Transmission provider to the Transmission Customer in accordance with Paragraph 6 of this Agreement.

6. The payment required is $________ from the Transmission Customer to the Transmission Provider for the primary system analysis, coordination, and monitoring of the System Impact Study. The Transmission Provider will, in writing, advise the Transmission Customer in advance of any cost increases for work to be performed if total amount increases by 10% or more. Any such changes to the Transmission Provider's costs for the study work shall be subject to the Transmission Customer's consent, such consent not to be unreasonably withheld. The Transmission Customer shall, within thirty (30) days of the Transmission Provider's notice of increase, either authorize such increases and make payment in the amount set forth in such notice, or the Transmission Provider will suspend the System Impact Study and this Agreement will terminate if so permitted by the Federal Energy Regulatory Commission.

        In the event this Agreement is terminated for any reason, the Transmission Provider shall refund to the Transmission Customer the portion of the above credit or any subsequent payment to the Transmission Provider by the Transmission Customer that the Transmission provider did not expend in performing its obligations under this Agreement. Any additional billings under this Agreement shall be subject to an interest charge computed in accordance with the provisions of the Transmission Provider's open access tariff. Payments for work performed shall not be subject to refunding except in accordance with Paragraph 7 below.

7. If the actual costs for the work exceed prepaid estimated costs, the Transmission Customer shall make payment to the Transmission Provider for such actual costs within thirty(30) days of the date of the Transmission Provider's invoice for such costs. If the actual costs for the work are less than those prepaid, the Transmission Provider will credit such difference toward Transmission Provider costs

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 266




        unbilled, or in the event there will be no additional billed expenses, the amount of the overpayment will be returned to the Transmission Customer with interest computed as stated in Paragraph 6 of this Agreement, from the date of reconciliation.

8. Nothing in this Agreement shall be interpreted to give the Transmission Customer immediate rights to wheel over or interconnect with the Transmission Provider's transmission or distribution system. Such rights shall be provided for under separate agreement and in accordance with the Transmission Provider's open access tariff.

9. Within one (1) year following the Transmission Provider's issuance of a final bill under this Agreement, the Transmission Customer shall have the right to audit the Transmission Provider's accounts and records at the offices where such accounts and records are maintained, during normal business hours; provided that appropriate notice shall have been given prior to any audit and provided that the audit shall be limited to those portions of such accounts and records that relate to service under this Agreement. The Transmission Provider reserves the right to assess a reasonable fee to compensate for the use of its personnel time in assisting any inspection or audit of its books, records or accounts by the Transmission Customer or its Designated Agent.

10. Each party agrees to indemnify and hold the other party and its Related Persons of each of them (collectively "Affiliates") harmless from and against any and all damages, costs (including attorney's fees), fines, penalties and liabilities, in tort, contract, or otherwise (collectively "Liabilities") resulting from claims of third parties arising, or claimed to have arisen as a result of any acts or omissions of either party under this Agreement. Each party hereby waives recourse against the other party and its Related Persons for, and releases the other party and its Related Persons from, any and all Liabilities for or arising from damage to its property due to a performance under this

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 267




        Agreement by such other party except in cases of negligence or intentional wrongdoing by either party.

11. If either party materially breaches any of its covenants hereunder, the other party may terminate this Agreement by filing a notice of intent to terminate with the Federal Energy Regulatory Commission and serving notice of same on the other party to this Agreement. This remedy is in addition to any other remedies available to the injured party.

12. This Agreement shall be construed and governed in accordance with the laws of the State of Connecticut and with Part II of the Federal Power Act, 16 U.S.C. <section><section>824d et seq., and with Part 35 of Title 18 of the Code of Federal Regulations, l8 C.F.R.
        <section><section>35 et seq.

13. All amendments to this Agreement shall be in written form executed by both parties.

14. The terms and conditions of this Agreement shall be binding on the successors and assigns of either party.

15. This Agreement will remain in effect for a period of up to two years from its effective date as permitted by the Federal Energy Regulatory Commission, and is subject to extension by mutual agreement. Either party may terminate this Agreement by thirty (30) days' notice except as is otherwise provided herein. If this Agreement expires by its own terms, it shall be the Transmission Provider's responsibility to make such filing.

Transmission Customer:                         NEPOOL Participants
                                                      By (System Operator)

Name:                               Name:_________________________

Title:____________________          Title:

Date:                               Date:

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 268




                                             EXHIBIT 1


                     Information to be Provided to the Transmission Provider
                       by the Transmission Customer for System Impact Study


1.0     Facilities Identification

        1.1   Requested capability in MW and MVA; summer and winter

        1.2   Site location and plot plan with clear geographical references

        1.3 Preliminary one-line diagram showing major equipment and extent of Transmission Customer ownership

        1.4   Auxiliary power system requirements

        1.5 Back-up facilities such as standby generation or alternate supply sources

2.0 Major Equipment

        2.1 Power transformer(s): rated voltage, MVA and BIL of each winding, LTC and or NLTC taps and range, Z{1} (positive sequence) and Z{o} (zero sequence) impedances, and winding connections. Provide normal, long-time emergency and short-time emergency thermal ratings.

        2.2 Generator(s): rated MVA, speed and maximum and minimum MW output, reactive capability curves, open circuit saturation curve, power factor (V) curve, response (ramp) rates, H (inertia), D (speed damping), short circuit ratio, X{1} (leakage), X{2}:(negative sequence), and X{o} (zero sequence) reactances and other data:

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 269





                                               Direct      Quadrature
                                               Axis          Axis

Saturated synchronous reactance                X{dv}         X{qv}
unsaturated synchronous reactance              X{di}         X{qt}
saturated transient reactance                  X'{dv}        X'{qv}
unsaturated transient reactance                X'{di}        X'{qi}
saturated subtransient reactance               X"{dv}        X"{qv}
unsaturated subtransient reactance             X"{di}        X"{qi}
transient open-circuit time                    T'{do}        T'{qo}
   constant
transient short-circuit time                   T"{d}         T"{q}
   constant
subtransient open-circuit time                 T"{do}        T"{qo}
   constant
subtransient short-circuit time                T"{d   }      T"{q}
   constant

        2.3 Excitation system, power system stabilizer and governor: manufacturer's data in sufficient detail to allow modeling in transient stability simulations.

        2.4 Prime mover: manufacturer's data in sufficient detail to allow modeling in transient stability simulations, if determined necessary.

        2.5 Busses: rated voltage and ampacity (normal, long-time emergency and short-time emergency thermal ratings), conductor type and configuration.

        2.6 Transmission lines: overhead line or underground cable rated voltage and ampacity (normal, long-time emergency and short-time emergency thermal ratings), Z{1} (positive sequence) and Z{o} (zero sequence) impedances, conductor type, configuration, length and termination points.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 270




        2.7 Motors greater than 150 kW 3-phase or 50 kW single-phase: type (induction or synchronous), rated hp, speed, voltage and current, efficiency and power factor at 1/2, 3/4 and full load, stator resistance and reactance, rotor resistance and reactance, magnetizing reactance.

        2.8   Circuit breakers and switches:  rated voltage, interrupting time
              and continuous, interrupting and momentary currents.   Provide
              normal, long-time emergency and short-time emergency thermal ratings.

        2.9 Protective relays and systems: ANSI function number, quantity manufacturer's catalog number, range, descriptive bulletin, tripping diagram and three-line diagram showing AC connections to all relaying and metering.

        2.10 CT's and VT's: location, quantity, rated voltage, current and ratio.

        2.11 Surge protective devices: location, quantity, rated voltage and energy capability.

3.0     Other

        3.1 Additional data reasonably necessary to perform the System Impact Study will be provided by the Transmission Customer as requested by the Transmission Provider.

        3.2 The Transmission Provider reserves the right to require that the Transmission Customer accept the use in the study of specific equipment settings or characteristics necessary to meet NEPOOL and NPCC criteria and standards.

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 271



ATTACHMENT J


Form of
Facilities Study Agreement


        This agreement dated ________, is entered into by ____________ (the Transmission Customer) and the NEPOOL Participants (the "Transmission Operator") acting through the ____________ ("System Provider"), for the purpose of setting forth the terms, conditions and costs for conducting a Facilities Study Agreement relative to ____________________, in accordance with the NEPOOL Open Access Transmission Tariff ("Tariff"). All definitions and other terms and conditions of that Tariff are incorporated herein by reference. The Transmission Provider may designate one or more Participants or the System Operator to act for it under this Agreement. The Facilities Study will determine the detailed engineering, design and cost of the facilities necessary to satisfy the Transmission Customer's request for service over the NEPOOL Transmission System.

1. The Transmission customer agrees to provide, in a timely complete manner, the information and technical data specified in Exhibit 1 to this Agreement and reasonably necessary for the Transmission Provider to conduct the Facilities Study. Where such information and technical data was provided for the System Impact Study, it should be reviewed and updated with current information, as required.

2. All work pertaining to the Facilities Study that is the subject of this Agreement will be approved and coordinated only through designated and authorized representatives of the Transmission Provider and the Transmission Customer. Each party shall inform the other in writing of its designated and authorized representative.

3. The Transmission Provider will advise the Transmission Customer of additional information as may be reasonably deemed necessary to complete the study by the Transmission

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 272




        Provider. Any such additional information shall be obtained only if required by Good Utility Practice and shall be subject to the Transmission Customer's consent to proceed, such consent not to be unreasonably withheld.

4. The Transmission Provider contemplates that it will require ____ days to complete the Facilities Study. Upon completion of the study by the Transmission Provider, the Transmission Provider will provide a report to the Transmission Customer based on the information provided and developed as a result of this effort. If, upon review of the study results, the Transmission Customer decides to pursue its transmission service request, the Transmission Customer must sign a supplemental Service Agreement with the Transmission Provider under the Tariff. The System Impact and Facilities Studies, together with any additional studies contemplated in Paragraph 3, shall form the basis for the Transmission Customer's proposed use of the Transmission Provider's Transmission System and shall be furthermore utilized in obtaining necessary third-party approvals of any facilities and requested transmission services. The Transmission Customer understands and acknowledges that any use of the study results by the Transmission Customer or its agents whether in preliminary or final form, prior to NEPOOL 18.4 approval, is completely at the Transmission Customer's risk and that the Transmission provider will not guarantee or warrant the completeness, validity or utility of the study results prior to NEPOOL
        18.4 approval.

5. The estimated costs contained within this Agreement are the Transmission provider's good faith estimate of its costs to perform the Facilities Study contemplated by this Agreement. The Transmission Provider's estimates do not include any estimates for wheeling charges that may be associated with the transmission of facility output to third parties or with rates for station service. The actual costs charged to the Transmission Customer by the Transmission Provider may change as set forth in this Agreement. Prepayment will be required for all study, analysis, and review work performed by the Transmission Provider's or its Designated Agent's

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 273




        personnel, all of which will be billed by the Transmission Provider to the Transmission Customer in accordance with Paragraph 6 of this Agreement.

6. The payment required is $______________ from the Transmission Customer to the Transmission Provider for the primary system analysis, coordination, and monitoring of the Facilities Study to be performed by the Transmission Provider for the Transmission Customer's requested service. The Transmission Provider will, in writing, advise the Transmission Customer in advance of any cost increases for work to be performed if the total amount increases by 10% or more. Any such changes to the Transmission Provider's costs for the study work to be performed shall be subject to the Transmission Customer's consent, such consent not to be unreasonably withheld. The Transmission Customer shall, within thirty (30) days of the Transmission Provider's notice of increase, either authorize such increases and make payment in the amount set forth in such notice, or the Transmission Provider will suspend the study and this Agreement will terminate if so permitted by the Federal Energy Regulatory Commission.

        In the event this Agreement is terminated for any reason, the Transmission Provider shall refund to the Transmission Customer the portion of the above credit or any subsequent payment to the Transmission Provider by the Transmission Customer that the Transmission Provider did not expend in performing its obligations under this Agreement. Any additional billings under this Agreement shall be subject to an interest charge computed in accordance with the provisions of the Transmission Provider's appropriate transmission tariff. Payments for work performed shall not be subject to refunding except in accordance with Paragraph 7 below.

7. If the actual costs for the work exceed prepaid estimated costs, the Transmission Customer shall make payment to the Transmission Provider for such actual costs within thirty (30) days of the date of the Transmission Provider's invoice

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 274




        for such costs. If the actual costs for the work are less than that prepaid, the Transmission Provider will credit such difference toward Transmission Provider's costs unbilled, or in the event there will be no additional billed expenses, the amount of the overpayment will be returned to the Transmission Customer with interest computed in accordance with the provisions of the Tariff.

8. Nothing in this Agreement shall be interpreted to give the Transmission Customer immediate rights to interconnect to or wheel over the NEPOOL Transmission System. Such rights shall be provided for under separate agreement.

9. Within one (1) year following the Transmission Provider's issuance of a final bill under this Agreement, the Transmission Customer shall have the right to audit the Transmission Provider's accounts and records at the offices where such accounts and records are maintained during normal business hours; provided that appropriate notice shall have been given prior to any audit and provided that the audit shall be limited to those portions of such accounts and records that relate to service under this Agreement. The Transmission provider reserves the right to assess a reasonable fee to compensate for the use of its personnel time in assisting any inspection or audit of its books, records or accounts by the Transmission Customer or its Designated Agent.

10. Each party agrees to indemnify and hold the other party and its Related Persons harmless from and against any and all damages, costs (including attorney's fees), fines, penalties and liabilities, in tort, contract, or otherwise (collectively "Liabilities") resulting from claims of third parties arising, or claimed to have arisen as a result of any
        acts or omissions of either party under this Agreement.   Each party
        hereby waives recourse against the other party and its Related Persons for, and releases the other party and its Related Persons from, any and all Liabilities for or

               NEPOOL                            Open Access Transmission Tariff
                                                 Original Sheet No. 275


arising from damage to its property due to performance under this Agreement by such other party except in cases of negligence or intentional wrongdoing by either party.

11. If any party materially breaches any of its covenants hereunder, the other party may terminate this Agreement by filing a notice of intent to terminate with the Federal Energy Regulatory Commission and serving notice of same on the other party to this Agreement. This remedy is in addition to any other remedies available for the injured party.

12. This agreement shall be construed and governed in accordance with the laws of the State of Connecticut and with Part II of the Federal Power Act, 16 U.S.C. <section><section>824d et seq., and with Part 35 of Title 18 of the Code of Federal Regulations, l8 C.F.R.
        <section><section>35 et seq.

13. All amendments to this Agreement shall be in written form executed by both parties.

14. The terms and conditions of this Agreement shall be binding on the successors and assigns of either party.

15. This Agreement will remain in effect for a period of two years from its effective date as permitted by the Federal Energy Regulatory Commission, and is subject to extension by mutual agreement.

        Either party may terminate this Agreement by thirty (30) days' notice except as is otherwise provided herein. If this Agreement expires by its own terms, it shall be the Transmission Provider's responsibility to make such filing.

Transmission Customer:              NEPOOL Participants
                                               By (System Operator)

Name:______________________         Name:_____________________
Title:_____________________         Title:____________________
Date:______________________         Date:_____________________

                           INTERIM INDEPENDENT SYSTEM OPERATOR AGREEMENT




        This Interim Independent System Operator Agreement (this "Agreement") is made and entered into this ______ day of _________, 1997, by and between the entities which are the participants in the New England Power Pool pursuant to the Restated New England Power Pool Agreement dated as of September 1, 1971, as amended and restated to date, acting herein by and through the NEPOOL Management Committee (collectively, the "NEPOOL Participants" or "NEPOOL"), on the one hand, and the New England ISO Corporation (the "ISO"), on the other (each a "Party" and, together, the "Parties").

        Whereas, the NEPOOL Participants own and currently operate facilities for the generation and transmission of wholesale electric power, and/or are engaged in the competitive wholesale electricity market in New England; and

        Whereas, NEPOOL currently coordinates and directs the operation of the System through a mechanism of central dispatch in order to attain maximum practicable economy consistent with proper standards of reliability; and

        Whereas, NEPOOL desires to transfer to the ISO responsibility for, among other things, direction and control of the operation of the System consistent with proper standards of reliability, administration of NEPOOL's open-access transmission tariff and administration of a power exchange, consistent with the requirements of the Federal Energy Regulatory Commission; and

        Whereas, NEPOOL further desires to establish a mechanism for funding the future operations of the ISO through the imposition of certain fees on the services provided by the ISO;

        Whereas, in order to begin such transition, NEPOOL and the ISO desire to enter into this Agreement;

        Now, therefore, NEPOOL and the ISO, each in consideration of the mutual agreements set forth herein, agree as follows.

1.      PURPOSE

        1.1 Interim Agreement. The purpose of this Agreement is to set forth the responsibilities and authority of the ISO and the services to be furnished to NEPOOL by the ISO, including without limitation billing and planning services, in connection with the transfer to the ISO of responsibility for the operation of the NEPOOL Control Center as the control center operator for the NEPOOL Control Area and the administration of the transmission and market arrangements under the Tariff and the NEPOOL Agreement.

        1.2 Final ISO Agreement. The entering into of this Agreement by the ISO shall be authorized by the ISO Board upon its election.
        Thereafter, the ISO Board shall have the opportunity to negotiate such changes to this Agreement, if any, as it may deem appropriate. Any such changes as may be agreed to by the ISO and NEPOOL shall be incorporated in the Final ISO Agreement.

        1.3 Interim Activities. It is contemplated by the Parties that the ISO shall assume responsibility for operation of the NEPOOL Control Center and administration of the Tariff on or about July, 1997. Promptly following the execution of this Agreement, the ISO Board shall use its best efforts to hire a chief executive officer of the ISO (the "ISO Chief Executive") and additional staff as contemplated by Section 5.3.

        1.4 ISO Independence. In order for the ISO to achieve the requisite independence to carry out the purposes articulated in the preamble to this Agreement and in this Section, the Parties acknowledge that the ISO must have authority over its budget and the authority to plan for and operate the System in accordance with the System Rules and Procedures promulgated pursuant to the provisions set forth in this Agreement, with the concurrence of the FERC where applicable.

        1.5 Intent of the Parties. In the event an issue arises as to the interpretation of a provision of this Agreement which relates to the extent to which the ISO is intended to operate independently, any ambiguity in the provision in question shall be interpreted in a manner that is consistent with the Parties' intent to ensure the independence of the ISO.

2.      DEFINITIONS

        2.1 Affiliate: When used in reference to a person or entity, means another person or entity which controls, is controlled by, or is under common control with, such person or entity. As used in the preceding sentence, "control" means the possession, directly or indirectly, of the power to direct the management or policies of an entity. A voting interest of ten percent (10%) or more creates a rebuttable presumption of control.

        2.2 Agreement: The agreement identified in the first paragraph of this document, including all schedules thereto, as the same may be amended or supplemented from time to time.

        2.3 Control Area: An electric power system or combination of electric power systems to which a common automatic generation control scheme is applied in order to:

               (i) match, at all times, the power output of the generators within the electric power system(s) and capacity and energy purchased from entities outside the electric power system(s), with the load within the electric power system(s);

               (ii) maintain scheduled interchange with other Control Areas, within the limits of Good Utility Practice;

               (iii) maintain the frequency of the electric power system(s) within reasonable limits in accordance with Good Utility Practice and the criteria of the applicable regional reliability council of the NERC; and

               (iv) provide sufficient generating capacity to maintain operating reserves in accordance with Good Utility Practice.

        2.4 CRS: Criteria, Rules and Standards for administration of the NEPOOL Agreement and operation of the System, as in effect on the date of this Agreement.

        2.5 Designated Generation Facilities: All generating facilities in the NEPOOL Control Area that are subject to central dispatch pursuant to Section 13 of the NEPOOL Agreement.

        2.6 Designated Transmission Facilities: All transmission facilities that constitute "Pool Transmission Facilities" pursuant to Section 15 of the NEPOOL Agreement and any other transmission facilities that are subject to central dispatch pursuant to the NEPOOL Agreement or deemed necessary by the ISO following consultation with NEPOOL to carry out the ISO's responsibilities under this Agreement.

        2.7 Effective Date: The later of (a) _______________, 1997 and (b) thirty (30) days after the FERC approves, without condition or modification, the Parties' application under Section 203 of the Federal Power Act with respect to this Agreement.

        2.8    FERC: The Federal Energy Regulatory Commission.

        2.9 Final ISO Agreement: The agreement to be negotiated and entered into between NEPOOL on behalf of the NEPOOL Participants and the ISO pursuant to Section 1.2 which will supersede this Agreement.

        2.10 Force Majeure: Any act of God, labor disturbance, act of the public enemy, war, insurrection, riot, fire, storm or flood, explosion, breakage or accident to machinery or equipment not due to lack of proper care or maintenance, any order, regulation or restriction imposed by a court or governmental military or lawfully established civilian authorities, or any other cause beyond a Party's control.

        2.11 Good Utility Practice: Any practice, method, or act engaged in or approved by a significant portion of the electric utility industry during the relevant time period, or any practice, method, or act which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. Good Utility Practice is not limited to a single, optimum practice, method or act to the exclusion of others, but rather is intended to include acceptable practices, methods, or acts generally accepted in the region.

        2.12 ISO: New England ISO Corporation and any permitted successors and assigns.

        2.13 ISO Board: The directors of the ISO who shall be selected in accordance with the procedures described in Sections 5.1 and 5.2.

        2.14 ISO Chief Executive: The chief executive officer of the ISO to be hired by the ISO Board.

        2.15 NECPUC: The New England Conference of Public Utilities Commissioners, Inc.

        2.16 NEPOOL: The New England Power Pool, the power pool created under and governed by the NEPOOL Agreement, and the entities collectively participating in the New England Power Pool.

        2.17 NEPOOL Agreement: The Restated New England Power Pool Agreement dated as of September 1, 1971, as amended and restated from time to time, governing the relationship among the NEPOOL Participants, including the Tariff.

        2.18 NEPOOL Control Area: The Control Area for NEPOOL to be administered by, or under the direction and control of, the ISO.

        2.19 NEPOOL Control Center: The dispatching facilities used by NEPOOL in carrying out its responsibilities under the NEPOOL Agreement, consisting of certain land and a building located at One Sullivan Road, Holyoke, Massachusetts, together with furnishings and equipment contained therein.

        2.20 NEPOOL Information Policy: The CRS No. 45 establishing guidelines regarding the information received, created and distributed by the NEPOOL Participants and the ISO in connection with the settlement, operation and planning of the System, as the same may be amended or supplemented from time to time.

        2.21 NEPOOL Market: The market for electric energy, capacity and certain ancillary services within the NEPOOL Control Area.

        2.22 NEPOOL Participants: The entities (or group of entities which have elected to be treated as a single NEPOOL Participant pursuant to the NEPOOL Agreement) who from time to time are members of NEPOOL and parties to the NEPOOL Agreement.

        2.23   NERC: The North American Electric Reliability Council.

        2.24 Non-Participant: Any entity that is not a NEPOOL Participant that receives service under the Tariff.

        2.25   NPCC: Northeast Power Coordinating Council.

        2.26   NUSCO:  Northeast Utilities Service Company.

        2.27 OASIS: The Open Access Same-Time Information System, an electronic bulletin board described in the Tariff.

        2.28 Operating Procedures: The detailed procedures adopted by NEPOOL for operation of the System as in effect on the date of this Agreement.

        2.29 Operating Year: A calendar year. The first Operating Year shall commence on the Effective Date and continue until the following December 31, and the last Operating Year shall conclude on the date that this Agreement terminates.

        2.30 Party or Parties: The NEPOOL Participants, acting collectively through NEPOOL, and the ISO as identified in the first paragraph of this Agreement.

        2.31 Satellites: Those control centers now existing or to be established whose facilities are separate from the NEPOOL Control Center and which perform dispatching and other functions essential to the reliable operation of the System. Satellite responsibilities include, but are not limited to, regional transmission security analysis, switching and tagging, and implementation of applicable System Rules and Procedures. The locations of the Satellites as of the date of this Agreement are set forth on Schedule A attached hereto.

        2.32 System: Designated Generation Facilities and Designated Transmission Facilities.

        2.33 System Rules and Procedures: The criteria, rules, standards and procedures to be developed pursuant to this Agreement for operation of the System and administration of the transmission and market arrangements under the Tariff and the NEPOOL Agreement. Upon the Effective Date of this Agreement, the CRS and Operating Procedures then in effect shall constitute the System Rules and Procedures until modified, replaced or supplemented pursuant to the procedures set forth in Section 6.17.

        2.34 Tariff: The NEPOOL Open Access Transmission Tariff set out in Attachment B to the NEPOOL Agreement, as modified and amended from time to time, which designates the terms and conditions of non-discriminatory regional transmission service provided by the NEPOOL Participants.

3.      TERM

        The term of this Agreement shall begin on the Effective Date and continue until the fifth anniversary of the Effective Date, unless earlier superseded by the Final ISO Agreement or otherwise terminated in accordance with the provisions of Section 13.

4.      AGREEMENT ADMINISTRATION

        4.1 Equipment, Facilities and Personnel. The ISO and each of the NEPOOL Participants, either directly or through the Satellites, shall maintain the necessary equipment, facilities and personnel sufficient for the ISO to operate the NEPOOL Control Area in accordance with
        Section 6.1, and the NEPOOL Participants to operate their Designated Generation and Designated Transmission Facilities in accordance with
        Section 7.1.

        4.2 Representative of the ISO. The ISO Board shall designate a representative (the "ISO Representative") with authority to act for the ISO in connection with the administration of this Agreement.

        4.3 Representatives of NEPOOL. The NEPOOL Management Committee or the NEPOOL Executive Committee acting on its behalf or its designee(s) shall have authority to act for NEPOOL in connection with the administration of this Agreement.

        4.4 Consultation. The ISO shall consult as necessary with the NEPOOL Executive Committee or its designee(s) in order to resolve any matters which may arise in connection with the services of the ISO under this Agreement. Any matter which remains in dispute shall be resolved in accordance with the dispute resolution provisions referred to in Section 12.

        4.5 Joint Committees. The NEPOOL Executive Committee and the ISO may from time to time form such committees as they may deem necessary to assist them in carrying out activities appropriate to the administration of this Agreement.

5.      QUALIFICATIONS OF THE ISO

        5.1 ISO Board: (a) Except for the ISO Chief Executive who shall serve as a member of the ISO Board as provided in Section 5.2, the initial members of the ISO Board shall be nominated by a Nominating Committee to be established by the NEPOOL Executive Committee reflecting the diversity of the NEPOOL Participants. The Nominating Committee shall be composed of ten members, with two members to be drawn from each of the following groups of NEPOOL Participants:

               (i) investor-owned utilities whose voting shares under the NEPOOL Agreement equals or exceeds 3% of the aggregate voting shares of all NEPOOL Participants under the NEPOOL Agreement;
               (ii) investor-owned utilities whose voting shares under the NEPOOL Agreement constitute less than 3% of the aggregate voting shares of all NEPOOL Participants under the NEPOOL Agreement;
               (iii)   municipally-owned and cooperatively-owned utilities;
               (iv)    non-utility generators;
               (v)     power marketers, brokers and load aggregators.

        The Nominating Committee shall give notice to and invite the participation of a representative or representatives of NECPUC as a non-voting member at all meetings of Nominating Committee.

        (b) The Nominating Committee shall appoint a sub-committee from among its members (the "Steering Committee") to work with an executive search firm to review the qualifications of and pre-screen potential candidates for the ISO Board. The candidates shall be identified by the executive search firm or otherwise brought to the attention of the Steering Committee. The Steering Committee shall recommend to the Nominating Committee a pool of qualified candidates so pre-screened by the Steering Committee. The Steering Committee shall give notice to and invite the participation of a representative or representatives of NECPUC as a non-voting member at all meetings of the Steering Committee.

        (c) The nine members of the ISO Board other than the ISO Chief Executive shall be elected by the NEPOOL Executive Committee from and out of a slate of no fewer than 15 candidates nominated by the Nominating Committee. The NEPOOL Executive Committee shall give notice to and invite the participation of a representative or representatives of NECPUC as a non-voting member at the meeting held to elect the independent directors.

        (d) Subsequent directors shall be elected by a majority of the directors then in office, in accordance with procedures set forth in the Certificate of Incorporation of the ISO.

        (e) The ISO Board shall elect from among its members a Chair of the ISO Board; provided, however, that the ISO Chief Executive shall not be eligible for election as the Chair. The Chair shall serve in accordance with the By-laws of the ISO and shall preside at all meetings of the ISO Board.

        5.2 Composition. The ISO Board shall be composed of ten members, and no director shall be affiliated with any NEPOOL Participant or other market participant in the NEPOOL Control Area. The ISO Chief Executive shall, by virtue of his office, serve as a member of the ISO Board with full voting rights as a director. The remaining nine members shall possess a cross-section of skills and experience (such as, for purposes of illustration but not by way of mandate or limitation, experience in FERC electric regulatory affairs, electric utility management, corporate finance, bulk power systems, human resource administration, power pool operations, public policy, consumer advocacy, environmental affairs, business management and information systems), to ensure that the ISO has sufficient knowledge and expertise to perform its obligations under this Agreement. At least three of the directors shall have prior relevant experience in the electric industry. In addition, to ensure sensitivity to regional concerns, strong preference shall be given to electing members from New England to the extent qualified candidates are available and such representation can be accomplished consistent with the ISO's conflict of interest policy.

        5.3 ISO Staff. The ISO shall maintain a staff of employees sufficient in number, skill, training and knowledge to satisfy its obligations under this Agreement. In addition to such additional staff as the ISO may deem reasonably necessary to perform its obligations under this Agreement, it is contemplated by the Parties that the existing NEPOOL staff, who are currently employed by NUSCO and provide services to NEPOOL pursuant to a service agreement with NEPOOL, will be offered employment by the ISO. Until such employment by the ISO, the NEPOOL staff will continue to operate the NEPOOL Control Center and administer the Tariff pursuant to a service agreement to be entered into between the ISO and NUSCO.

        5.4 Conflict of Interest Policy. (a) The ISO shall adopt and enforce a conflict of interest policy which shall comply with the requirements of FERC Order 888.

        (b) The ISO as a corporate entity shall not have any financial interest in the economic performance of any NEPOOL Participant or any other market participant in the NEPOOL Control Area or any Affiliate of either, nor shall it engage in any transactions, directly or indirectly, for its own account in the NEPOOL Market.

        5.5 Non-Profit Entity. (a) The ISO shall exist as a non-profit corporation and shall not perform any services other than the services contemplated by this Agreement and related activities without the prior written consent of NEPOOL, which consent shall not be unreasonably withheld. It is understood and agreed that the provisions of this
        Section 5.5 are not intended to preclude or limit the ability of the ISO to deal with Non-Participants in performing its duties under this Agreement and the Tariff.

        (b) If the ISO desires to engage in any activity which in its reasonable judgment is a significant related activity not contemplated by this Agreement, the ISO shall give written notice of its intention to engage in such related activity to the NEPOOL Executive Committee. The NEPOOL Executive Committee shall have thirty (30) days to determine whether it concurs in the judgment of the ISO that the proposed activity is a "related activity" as contemplated in subparagraph (a) above. If the NEPOOL Executive Committee disagrees with the determination of the ISO, it shall give written notice of its disagreement to the ISO within such thirty (30) day period, and the ISO shall refrain from engaging in such activity pending resolution of the dispute in accordance with the dispute resolution procedures described in Section 12.1.

                                               - 12 -                  (Revised)


        5.6 Advisory Committee. (a) The ISO Board shall establish and appoint the members of an Advisory Committee. The purpose of the Advisory Committee shall be to provide information, feedback and assistance to the ISO Board on matters relating to the operation of this Agreement and the NEPOOL Market. The Advisory Committee shall not have oversight responsibilities with respect to decisions of the ISO Board but rather shall serve as an information resource to the Board and a vehicle to provide the viewpoints of a broad spectrum of parties with an interest in the NEPOOL Market. The Advisory Committee shall be composed of approximately 20 members representing a broad spectrum of interests, including for purposes of illustration but not by way of mandate or limitation individuals representing the following viewpoints:

        (i)    New England state regulatory;
        (ii)   New England residential consumer;

        (iii)  New England commercial or industrial consumer;
        (iv)   environmental;
        (v)    public interest;
        (vi)   municipal government;
        (vii)  NEPOOL Market participants;
        (viii) economic;
        (ix)   engineering;
        (x)    academia.

        (b) The ISO Board shall establish Bylaws for the Advisory Committee providing for, among other things, the appointment of a Chair and requiring not less than one meeting a year between the ISO Board and the Advisory Committee. The ISO shall provide the Advisory Committee with such administrative support as may be necessary for the committee to perform its functions as delineated by the ISO Board. The Advisory Committee shall have no staff or budget and the members shall serve without pay, provided, however, that the ISO shall reimburse Advisory Committee members for reasonable out-of-pocket expenses incurred in attending committee meetings.

6.      RIGHTS AND OBLIGATIONS OF THE ISO

        6.1 Operation of the System. The ISO shall serve as the operator of the NEPOOL Control Area and assume responsibility for the continued operation of the NEPOOL Control Center, consistent with the terms of this Agreement, the NEPOOL Agreement and the Tariff, the System Rules and Procedures, Good Utility Practice and applicable laws and regulations.

        6.2 Administration of Transmission and Market Arrangements. The ISO shall administer the transmission and market arrangements in accordance with the Tariff, the NEPOOL Agreement and the System Rules and Procedures.

        6.3 System Planning. The ISO shall have the authority to independently conduct System assessment and planning as it may deem necessary, and shall convey its findings and recommendations to NEPOOL. The ISO may propose or adopt such new System Rules or Procedures as it may deem necessary or desirable to implement any such recommendations, subject to and in accordance with the procedures set forth in Section
        6.17. The ISO shall also conduct such System assessment and planning as may be requested by NEPOOL.

        6.4 Market Assessment. The ISO shall have the authority to independently assess the competitiveness and efficiency of the NEPOOL Market and shall convey its findings and recommendations to NEPOOL. The ISO may propose or adopt such new System Rules or Procedures as it may deem necessary or desirable to implement any such recommendations, subject to and in accordance with the procedures set forth in Section 6.17

        6.5 Facilities and Equipment. (a) The ISO shall have the right to use such facilities, equipment and software as are currently used by NEPOOL in directing the operation of the System, including without limitation the NEPOOL Control Center, to enable the ISO to perform its obligations under this Agreement. The ISO shall maintain and care for, insure as appropriate, and pay any property taxes relating to the assets made available for its use. If the ISO determines a need for additional facilities or equipment to carry out its responsibilities under this Agreement (such as, for purposes of illustration, computer equipment, but not including transmission facilities or generating units), the ISO shall request funding for such equipment or facilities in its budget as provided in Sections 8.2 and 8.5.

        (b) All land, structures, fixtures, equipment and facilities, and other capital assets, and all software and other intellectual property or rights to intellectual property or other assets, acquired or developed by the ISO in order to carry out its responsibilities under this Agreement shall be the property of the NEPOOL Participants or shall be acquired by the NEPOOL Participants under lease in accordance with arrangements approved by the NEPOOL Management Committee. The ISO shall refrain from any action that would create any lien, security interest or encumbrance of any kind upon the facilities, equipment or other assets of any NEPOOL Participant, or upon anything that becomes affixed to such facilities, equipment or other assets. Upon the request of any NEPOOL Participant, the ISO (i) shall provide a written statement that it has taken no action that would create any such lien, security interest or encumbrance, and (ii) shall take all actions within the control of the ISO, at the direction and expense of the requesting NEPOOL Participant, required for compliance by such NEPOOL Participant with the provisions of its mortgage relating to such facilities, equipment or other assets.

        6.6 System Reliability. The ISO shall have primary responsibility for ensuring short-term reliability of the System consistent with the applicable standards set by NERC and the NPCC. The ISO may direct any NEPOOL Participant to take any action necessary to preserve the reliable operation of the NEPOOL Control Area under the circumstances and in the manner set forth in the Tariff and the System Rules and Procedures.

        6.7 Emergency Power. The ISO shall have authority for and on behalf of NEPOOL to enter into arrangements to procure emergency power under the conditions set forth in the NEPOOL Agreement and the System Rules and Procedures and in applicable interconnection agreements.

        6.8 Maintenance Scheduling. The ISO shall be responsible for overseeing the scheduling of maintenance of the Designated Transmission Facilities and the Designated Generation Facilities in conformance with the System Rules and Procedures.

        6.9 System Restoration. In the event that a System shutdown occurs affecting all or part of the NEPOOL Control Area, the ISO shall, in accordance with the System Rules and Procedures, coordinate the restoration of service in conjunction with the Satellites and other NEPOOL Participant control centers.

        6.10 Interconnection Contracts. The ISO shall administer the interconnection contracts with utilities and other entities outside of the NEPOOL Control Area.

        6.11 Satellites. The Parties contemplate that eventually many, if not all, of the operational and competitive functions performed by the Satellites will be transferred to the ISO. However, because of the significant complexity, reliability implications and cost involved in making this transfer, the Satellites will remain in existence for at least the next few years with the transfer date to be determined by the ISO. In performing its obligations hereunder, the ISO shall have the authority to direct and oversee the operation of the Satellites. The Satellites and the personnel who operate the Satellites shall be subject to appropriate standards of conduct complying with FERC Order 889, and the ISO shall have the authority and responsibility for monitoring compliance by the Satellites with such standards of conduct while competitive functions exist at the Satellites.

        6.12 Dissemination of Information. The ISO shall disseminate information furnished to it by NEPOOL Participants consistent with the NEPOOL Information Policy and the employee code of conduct referred to in Section 6.14, and shall maintain the confidentiality of such information in accordance with the provisions of such policy.

        6.13 OASIS. The ISO shall continue to develop, maintain and operate an OASIS consistent with the requirements of applicable laws and regulations.

        6.14 Code of Conduct. The ISO shall develop and implement an employee code of conduct that at a minimum complies with the requirements of FERC Order 889.

        6.15 Annual Report and Performance Audit. The ISO shall prepare and submit to NEPOOL an annual report on its performance under this Agreement and cooperate in the conduct of a periodic audit of its performance. The audit shall be conducted by an independent third party to be chosen by mutual agreement of the Parties, and shall be conducted at such intervals as shall be determined by the NEPOOL Executive Committee, but no more frequently than every three years unless a specified issue has been identified for audit by the NEPOOL Executive Committee.

        6.16 Financial Statements. The ISO shall deliver to NEPOOL as soon as available but in any event within ninety (90) days after the end of each calendar year audited financial statements for such year for the ISO, duly certified by independent public accountants of national recognized standing.

        6.17   System Rules and Procedures.  (a)   The ISO shall initially
        operate the NEPOOL Control Center in accordance with the CRS and Operating Procedures as currently in effect. The ISO may propose or implement such changes to the CRS and Operating Procedures as it may deem necessary or advisable in connection with the performance of its obligations under this Agreement in accordance with the procedures set forth in this Section 6.17.

        (b) NEPOOL and the ISO shall have joint responsibility to develop such new System Rules and Procedures as may be necessary to allow the ISO to carry out its obligations under this Agreement. The System Rules and Procedures will in the ordinary course be developed through the appropriate NEPOOL Committees, and the ISO will participate in the development of these System Rules and Procedures or changes thereto through representation on the NEPOOL Executive Committee and each of NEPOOL's Market Reliability Planning, Regional Transmission Planning, Regional Market Operations and Regional Transmission Operations Committees, respectively, as provided in the NEPOOL Agreement. The ISO shall have the right to initiate rulemaking at any time on any matter through its representatives on the NEPOOL Committees.

        (c) If the applicable NEPOOL Committee fails to adopt a System Rule or Procedure or change thereto proposed by the ISO, the ISO shall have the right to appeal the action of such NEPOOL Committee to the NEPOOL Management Committee. Such appeal shall be taken prior to the end of the tenth business day following the meeting of the NEPOOL Committee to which the appeal relates by giving to the Secretary of the NEPOOL Management Committee a signed and written notice of appeal and by mailing a copy of the notice to each member of the Management Committee. Unless the NEPOOL Management Committee otherwise acts within sixty (60) days of such notice, the System Rule or Procedure or change thereto proposed by the ISO will be deemed approved by the NEPOOL Management Committee. If the NEPOOL Management Committee denies the appeal of the ISO, the ISO may next submit the matter to the ISO

                                               - 14 -                  (Revised)


Board for determination. The ISO shall give notice of any such submission to the Secretary of the NEPOOL Management Committee within ten days of the action of the NEPOOL Management Committee and shall mail a copy of such notice to each member of the NEPOOL Management Committee. Unless the ISO Board acts within sixty (60) days of such notice, the NEPOOL Management Committee action will be deemed approved. If the ISO Board determines within such period that the System Rule or Procedure or change should be adopted, then the System Rule or Procedure or change, as applicable, proposed by the ISO may be implemented by the ISO sixty (60) days following delivery to the NEPOOL Management Committee of notice of the ISO Board determination, subject to approval by the FERC if required by applicable law or regulation. If the ISO so implements such new System Rule or Procedure or change, then the NEPOOL Management Committee may (i) request that the matter be submitted to the dispute resolution process contained in Section 21.1 of the NEPOOL Agreement or (ii) submit the decision of the ISO Board directly to the FERC. The new System Rule or Procedure or change shall continue in effect during the foregoing process. If NEPOOL and the ISO agree to invoke the dispute resolution procedures and the ISO is not satisfied with the result following that process, then notwithstanding anything to the contrary set forth in Section 21.1 of the NEPOOL Agreement, the ISO may promptly notify NEPOOL of its disagreement and in such event the new System Rule or Procedure or change shall continue to remain in effect. Upon receipt of any such notice from the ISO, NEPOOL may then submit the matter to the FERC for final resolution.

        (d)    In addition to the rights of the ISO described in subparagraph
        (c), the ISO shall have the right to appeal any other actions of any NEPOOL Committee in the rulemaking process to the NEPOOL Management Committee. Such appeal shall be taken prior to the end of the tenth business day following the meeting of the NEPOOL Committee to which the appeal relates by giving to the Secretary of the NEPOOL Management Committee a signed and written notice of appeal and by mailing a copy of the notice to each member of the Management Committee. In the event the dispute resolution procedures described in this subparagraph (d) have been invoked, the action of the NEPOOL Committee subject to the dispute shall be suspended indefinitely pending resolution of the dispute. If the NEPOOL Management Committee denies the appeal of the ISO or takes action on any rulemaking issue either sua sponte or on appeal from any other NEPOOL Participant and the ISO is not in agreement with such action, the ISO may next submit the matter to the ISO Board for determination. The ISO shall give notice of any such submission to the Secretary of the NEPOOL Management Committee within ten days of the action of the NEPOOL Management Committee and shall mail a copy of such notice to each member of the NEPOOL Management Committee. Unless the ISO Board acts within sixty
        (60) days of such notice, the NEPOOL Management Committee action will be deemed approved. If the ISO Board decides within such period against NEPOOL, then the NEPOOL Management Committee may (i)request that the matter be submitted to the dispute resolution process contained in Section 21.1 of the NEPOOL Agreement or (ii)submit the decision of the ISO Board directly to the FERC. If NEPOOL and the ISO agree to invoke the dispute resolution procedures and the ISO is not satisfied with the result following that process, then notwithstanding anything to the contrary set forth in Section 21.1 of the NEPOOL Agreement, the ISO may promptly notify NEPOOL of its disagreement, and in such event the action of the NEPOOL Committee in question shall continue to be suspended. Upon receipt of any such notice from the ISO, NEPOOL may then submit the matter to the FERC for final resolution.

        (e) If the ISO determines in good faith that (i) the failure to immediately implement a new System Rule or Procedure or a modification to the existing System Rules or Procedures would substantially and adversely affect (A) System reliability or security, or (B) the competitiveness or efficiency of the NEPOOL Market, and (ii) invoking the rulemaking procedures of the relevant NEPOOL Committee would not allow for timely redress of the ISO's concerns, the ISO may promulgate and implement such new or modified System Rule or Procedure unilaterally upon written notice to the NEPOOL Executive Committee, subject to approval by the FERC, if required.

        (f) In the event the ISO promulgates a new or modified System Rule or Procedure under the circumstances set forth in subparagraph (e) above and the NEPOOL Executive Committee does not object to such System Rule or Procedure or change within sixty (60) days of receipt of notification from the ISO, the System Rule or Procedure or change, as applicable, will be deemed accepted by NEPOOL.

        (g) If the NEPOOL Executive Committee does not agree to the new System Rule and Procedure or the modification promulgated by the ISO pursuant to subparagraph (e), the NEPOOL Executive Committee and the ISO shall attempt in good faith to reach agreement on the issue in dispute as soon as practicable. The NEPOOL Executive Committee may (i) request that the matter be submitted to the dispute resolution process contained in Section 21.1 of the NEPOOL Agreement at any time during this process, or (ii)submit the actions of the ISO directly to the FERC. If NEPOOL and the ISO agree to invoke the dispute resolution procedures and the ISO is not satisfied with the result following that process, then notwithstanding anything to the contrary set forth in
        Section 21.1 of the NEPOOL Agreement, the ISO may promptly notify NEPOOL of its disagreement, and in such event the new System Rule or Procedure or change shall continue to remain in effect. Upon receipt of any such notice from the ISO, NEPOOL may then submit the matter to the FERC for final resolution. Any System Rule and Procedure or change implemented by the ISO shall remain in effect pending resolution of the dispute.

        (h) The Parties understand and agree that the System Rules and Procedures adopted pursuant to this Agreement shall be consistent with the standards adopted by the NERC and the NPCC or any successor to either.

        (i) The ISO shall have sole authority to interpret and implement the System Rules and Procedures developed pursuant to this Section 6.17 as it performs its operating responsibilities under this Agreement.

        6.18 Subcontractors and Consultants. The ISO may engage subcontractors and consultants in the performance of its obligations under this Agreement when it determines that the use of such subcontractors or consultants is appropriate; provided, however, that the ISO shall not subcontract the whole or a substantial portion of its obligations under this Agreement and any subcontract entered into by the ISO shall not release the ISO from its obligations under this Agreement. Except as provided in Section 5.3, the ISO shall not subcontract with or procure any goods or services from any NEPOOL Participant or any Affiliate of the ISO or any NEPOOL Participant unless it has solicited bids for such subcontract or goods for services through an open and competitive process. All procurement procedures and protocols developed by the ISO shall be made publicly available.

7.      RIGHTS AND OBLIGATIONS OF NEPOOL AND THE NEPOOL PARTICIPANTS

        7.1 Operation of Facilities. The NEPOOL Participants shall operate their Designated Generation Facilities, Designated Transmission Facilities and Satellites in accordance with the NEPOOL Agreement and the Tariff, the System Rules and Procedures, Good Utility Practice and applicable laws and regulations, including the ISO's directions pursuant to this Agreement.

        7.2 Provision of Information. The NEPOOL Participants shall provide the ISO with any and all information within their custody or control that the ISO deems necessary to perform its obligations under this Agreement, subject to applicable confidentiality limitations contained in the NEPOOL Information Policy.

        7.3 Development of System Rules and Procedures. The NEPOOL Participants shall participate in developing the System Rules and Procedures necessary to allow the ISO to carry out its obligations under this Agreement in the manner described in Section 6.17.

        7.4 Payment for Services. The NEPOOL Participants shall pay the ISO for services provided pursuant to the terms of this Agreement.

        7.5 Payment for Audits. NEPOOL shall bear all costs of the audits of the ISO and its financial statements pursuant to Sections 6.15 and
        6.16 of this Agreement.

        7.6 Emergency Actions. The NEPOOL Participants shall follow the directions of the ISO to take actions necessary to preserve the reliable operation of the NEPOOL

        Control Area under the emergency and other conditions set forth in the Tariff and the System Rules and Procedures.

        7.7 Response to ISO Assessment. NEPOOL shall respond in writing to any findings and recommendations conveyed by the ISO to the NEPOOL which result from any assessment of the System or the functioning of the NEPOOL Market undertaken by the ISO pursuant to Sections 6.3 and
        6.4 within sixty (60) days of receipt by NEPOOL of such findings.

8.      ISO BUDGET

        8.1 First Operating Year. The budget for the first Operating Year shall be as set forth in Schedule B.

        8.2 Preparation of Annual Budget. Seventy-five (75) days before the start of each Operating Year after 1997, the ISO shall prepare and submit to the NEPOOL Executive Committee a budget approved by the ISO Board for the upcoming Operating Year. The budget shall contain separate sections for the ISO's (i) operating expenses, (ii) proposed capital expenses, if any, and (iii) other extraordinary nonrecurring expenses, if any. To the extent that any proposed capital or other extraordinary expenses involve commitments which extend beyond the next Operating Year, the budget shall contain the projected expenses including carrying charges for the length of the project.

        8.3 Review of Budget. The NEPOOL Executive Committee shall review and comment on the proposed budget no later than forty-five (45)days before the start of the Operating Year. The NEPOOL Executive Committee shall afford the ISO representative on such committee the opportunity to fully present the ISO's budget recommendations to the NEPOOL Executive Committee and shall give due consideration to such recommendations. Subject to the provisions of Sections 8.4, 8.5 and 8.6, the final budget shall be as agreed to by the NEPOOL Executive Committee, with the approval of the NEPOOL Management Committee, and the ISO.

        8.4 Budget Disputes. If NEPOOL and the ISO cannot reach agreement by the first day of December in the then current Operating Year as to the budget, the final operating budget for the then current Operating Year shall remain in effect, as adjusted by multiplying the current budget by a reference index, and any previously approved capital expenditures and appropriate carrying charges shall continue to be authorized and funded; provided, however, that there shall be excluded from the roll-over budget any capital expenses, carrying charges or other extraordinary or nonrecurring expenses incurred by the ISO during the current Operating Year but not previously approved for the next Operating Year. Such reference index shall be the average quarterly escalation rate over the four previous calendar quarters determined based on the Employment Cost Index - Compensation of Private Industry Workers, White Collar Occupations as published by the Bureau of Labor Statistics, U.S. Department of Labor, in "U.S. Department of Labor News", Table3 (ECI - WCO). In the event the Employment Cost Index - Compensation of Private Industry Workers, White Collar Occupations is no longer published, a mutually agreed upon index shall be adopted.

        8.5 Changes to the Budget. The ISO shall use all reasonable efforts to anticipate its funding needs for each Operating Year in connection with the preparation and submission of its proposed budget as provided in Section 8.2 above. Notwithstanding the foregoing, the ISO may, at any time, request an adjustment to its then current budget to address unanticipated events, including, but not limited to, events of Force Majeure. If the ISO in its reasonable judgment determines that the unanticipated event constitutes an urgent matter which requires prompt redress, NEPOOL shall fund the budget request subject to the right of NEPOOL to subsequently submit any item in dispute to the dispute resolution procedures described in Section 12.1.

        8.6 Dispute Resolution. In the event the NEPOOL Executive Committee and the ISO are unable to reach agreement on the proposed budget for the next operating year or any change in the budget for the current year or the NEPOOL Management Committee fails to approve the budget or change in accordance with Section 8.3, then in addition to following the procedures set forth in Sections 8.4 and 8.5, the dispute shall be resolved in accordance with the dispute resolution procedures described in Section 12.1.

        8.7    New Initiatives:   The Parties contemplate that the Final ISO
        Agreement will contain additional provisions to be negotiated by the ISO Board and NEPOOL to address the manner in which new initiatives by the ISO requiring the expenditure of funds not previously agreed to by the ISO and NEPOOL will be authorized and approved. Under this Agreement, except as otherwise provided in this Section 8, any new spending initiatives proposed by the ISO are subject to the approval of NEPOOL, and disagreements between the ISO and NEPOOL with respect to such initiatives must be resolved in accordance with the dispute resolution procedures described in Section 12.1. Prior to the entering into of the Final ISO Agreement, NEPOOL will seek guidance from the FERC as to the appropriateness of continuing NEPOOL's approval right as to this type of expenditure and possible alternative mechanisms, including without limitation the possible role of the FERC as the avenue of first resort by the ISO for authorization of new spending initiatives.

        8.8 Obligation to Pay. NEPOOL shall pay the ISO for its expenses as set forth in the then current budget. The ISO shall bill NEPOOL for such expenses monthly in advance. The ISO's expenses shall be allocated among the NEPOOL Participants in accordance with the provisions of the NEPOOL Agreement, and the ISO shall prepare and send to each NEPOOL Participant an individual statement covering its allocable share of the ISO's expenses in accordance with the billing procedures set forth in Section 9.2. The ISO shall reconcile its actual expenses against budgeted expenses no less frequently than quarterly, and may make such adjustments to its billing cycle as may be reasonably necessary to ensure that the ISO has sufficient working capital to carry on its operations under this Agreement.

        8.9    Fees for Scheduling, System Control and Dispatch Service.
        Schedule 1 to the Tariff requires transmission customers to purchase scheduling, system control and dispatch services from the ISO in connection with the purchase of transmission service under the Tariff. Charges for scheduling, system control and dispatch service are to be based on the rate set forth on Schedule 1 to the Tariff. The ISO shall apply the amounts received by it for such ancillary services which are attributable to the ISO's expenses toward such expenses, and shall reduce the amounts to be billed to NEPOOL for its expenses under
        Section 8.8 by the amounts so received. Direct payment to the ISO of such charges shall be limited to Through or Out Service, as defined in the Tariff, for an initial period not exceeding six months.
        Thereafter, Regional Network Service, as defined in the Tariff, shall also pay such charges directly to the ISO.

        8.10 Additional ISO Surcharges. The budgeting process in this Agreement contemplates that the ISO will be compensated by NEPOOL for the costs incurred or to be incurred by the ISO in performing its obligations hereunder, and that subject to the offset described in
        Section 8.9, such costs will be allocated to the NEPOOL Participants in accordance with the provisions of the NEPOOL Agreement. The Parties intend to develop a plan for funding the maximum practicable level of costs of the ISO through the imposition of additional fees on the services provided by the ISO. The Parties shall conclude their plan for such transaction based fees on or before the first anniversary of the Effective Date, and take all necessary steps to seek authorization from the FERC to implement such fees.

9.      BILLING SERVICES

        9.1 Billing Agent. NEPOOL hereby appoints the ISO and the ISO agrees to act as billing agent for NEPOOL in respect of amounts to be collected from or disbursed to NEPOOL Participants and Non-Participants under the NEPOOL Agreement and the Tariff.

        9.2 Monthly Billing. The ISO shall prepare an itemized statement no less frequently than once a month for each NEPOOL Participant, setting forth the amounts owed to the ISO pursuant to Section 8.8 and the other amounts, if any, to be collected from or disbursed to such NEPOOL Participant by the ISO as billing agent under this Agreement.
        Billings to Non-Participants for services received under the Tariff shall be made in accordance with the billing procedures established under the Tariff.

        9.3 Payment Disputes. If a NEPOOL Participant disagrees with any amount set forth in a statement from the ISO, that NEPOOL Participant shall promptly notify the ISO and the ISO shall attempt to resolve such disagreement with that NEPOOL Participant. If the disagreement cannot be resolved by the NEPOOL Participant and the ISO, the ISO shall refer the matter to the NEPOOL Executive Committee for resolution.
        If the ISO disagrees with the resolution by the NEPOOL Executive Committee, it may submit the dispute to resolution under Section 12.1 of this Agreement. If the NEPOOL Participant disagrees with the resolution by the NEPOOL Executive Committee, it may submit the dispute to resolution under the dispute resolution procedures of the NEPOOL Agreement. Notwithstanding a NEPOOL Participant's disagreement with any amount set forth in a statement from the ISO, that NEPOOL Participant shall (i) pay when due all amounts not in dispute and (ii) pay into an independent escrow account the portion of the invoice in dispute, pending resolution of the dispute, in accordance with the procedures established pursuant to Section 21.2 of the NEPOOL Agreement.

        9.4 Failure to Pay. If a NEPOOL Participant fails to pay the ISO any amount set forth on the monthly statement prepared by the ISO when due, the ISO shall provide notice to such NEPOOL Participant of the non-payment, with a copy to the NEPOOL Executive Committee or its designee. The NEPOOL Executive Committee may take such measures as may be permitted under the NEPOOL Agreement to collect such overdue payment from the defaulting NEPOOL Participant. If the non-payment relates to an amount payable under Section 8.8, the ISO may make such pro rata adjustments to the statements of the other NEPOOL Participants as may be required to hold the ISO harmless from the effects of such non-payment.

10.     LIABILITY, INDEMNIFICATION AND INSURANCE

        10.1 Liability of ISO. The ISO shall not be liable to the NEPOOL Participants for actions or omissions by the ISO in performing its obligations under this Agreement, provided it has not willfully breached this Agreement or engaged in willful misconduct.

        10.2 Liability of NEPOOL Participants. The NEPOOL Participants shall not be liable to the ISO for a failure to perform under the terms of this Agreement, unless that failure to perform was a willful breach of this Agreement.

        10.3 Limitation of Liability. In no event shall either Party to this Agreement be liable to the other Party for any incidental, consequential, multiple or punitive damages, loss of revenues or profits, attorneys fees or costs arising out of, or connected in any way with the performance or non-performance of this Agreement.

        10.4 Indemnification. NEPOOL shall indemnify, defend and save harmless the ISO and its directors, officers, members, employees and agents from any and all damages, losses, claims and liabilities by or to third parties arising out of or resulting from the performance by the ISO under this Agreement or the actions or omissions of the NEPOOL Participants in connection with this Agreement, except in cases of gross negligence or willful misconduct by the ISO or its directors, officers, members, employees or agents.

        10.5 Insurance. The ISO shall procure or cause to be procured and shall maintain in full force and effect at all times during the term of this Agreement, all insurance required by applicable laws or regulations and customary in the electric utility industry through insurance policies with responsible insurance companies authorized to do business in the United States in such amounts and for such coverages and upon such terms as agreed to through the process of approving the ISO's budget.

11.     FORCE MAJEURE

        11.1 Obligations Excused. A Party's obligations under this Agreement shall be excused (except for its payment obligations) to the extent and for the period that the Party's inability to perform is caused by an event of Force Majeure affecting the Party, and only to the extent of the duration of the same, provided that the Party claiming Force Majeure shall make all reasonable efforts to cure, mitigate or remedy the effects of the Force Majeure event. Nothing herein shall be construed to require either Party to settle a labor dispute.

        11.2 Notice of Event. The Party claiming a Force Majeure event shall give prompt notice in writing to the other Party of the commencement of the Force Majeure event.

12.     DISPUTE RESOLUTION

        12.1 Mediation and Arbitration. Any dispute between the Parties to this Agreement arising out of or related to this Agreement shall be referred (i) by the ISO, to a representative or representatives designated by the Board of Directors of the ISO, and (ii) by NEPOOL, to a representative or representatives designated by the NEPOOL
        Executive Committee, for informal resolution as soon as is practicable. If the designated representatives are unable to informally resolve the dispute within thirty days of having it referred to them, either Party to the dispute may elect to submit the dispute to mediation, and/or arbitration to be resolved in accordance with the dispute resolution procedures set forth in Section 21.1 of the NEPOOL Agreement. The provisions of such Section 21.1 are hereby incorporated by reference herein, provided that the term "Participant" as used therein shall be deemed for purposes of the dispute resolution procedures to include the ISO. It is understood and agreed that the dispute resolution procedures set forth in Section 21.1 of the NEPOOL Agreement may be invoked by either Party to resolve a dispute under this Agreement whether or not the matter subject to the dispute is specified in Section 21.1A of the NEPOOL Agreement.

        12.2 FERC Jurisdiction. Nothing in this Agreement shall restrict the rights of the Parties to file a complaint with or submit any action to the FERC under relevant provisions of the Federal Power Act, nor shall anything in this section or elsewhere in the Agreement affect the jurisdiction of the FERC over matters arising under this Agreement.

13.     ISO TERMINATION OR RESIGNATION

        13.1 ISO Default. In the event that the NEPOOL Executive Committee determines that the ISO has failed, for any reason other than Force Majeure or the non-performance by NEPOOL Participants of their duties and obligations under this Agreement, to perform under this Agreement in a satisfactory fashion, the NEPOOL Executive Committee shall attempt to resolve the performance problem informally with the ISO Chief Executive. In the event that such informal efforts to resolve such performance problem are unsuccessful, the Chair of the NEPOOL Executive Committee shall put the NEPOOL Executive Committee's concerns in writing and shall submit a written request to the ISO Board asking that the ISO Board take appropriate action to resolve the performance problem. The ISO Board shall have 60 days to resolve the performance problem to the satisfaction of the NEPOOL Executive Committee or to submit the problem for resolution in accordance with the dispute resolution procedures set forth in Section 12.1.

        13.2 Removal Vote. (a) In the event the ISO Board fails to satisfy the concerns submitted to it pursuant to Section 13.1 to the satisfaction of the NEPOOL Executive Committee within 60 days of the submittal, or if the ISO Board sought resolution of the concerns in accordance with the dispute resolution procedures set forth in Section
        12.1 within such 60 day period and the concerns have not been resolved through such procedures, the NEPOOL Executive Committee shall have the right to submit the performance problem to the NEPOOL Management Committee for a vote as to whether the ISO should be removed and replaced.

        (b) If the NEPOOL Management Committee votes to remove the ISO, NEPOOL may petition the FERC for approval to terminate the services of the ISO under this Agreement, but such termination by NEPOOL shall not be effective without the approval of the FERC.

        (c)    It is the intent of the Parties that the procedures in this
        Section 13.2 providing for potential removal of the ISO for failure to perform satisfactorily under this Agreement will be used only when the ISO has breached this Agreement and all reasonable good faith efforts have been exhausted under Section 13.1 to resolve concerns regarding the ISO's performance by means short of removal of the ISO.

        13.3 Individual Party Concern with the ISO. In the event that any NEPOOL Participant believes that the ISO is not performing satisfactorily within the meaning of Section 13.1, such NEPOOL Participant may pursue the matter only by submitting a complaint in writing concerning the matter to the NEPOOL Executive Committee. If the NEPOOL Executive Committee agrees with the complaint, the procedures of Section 13.1 shall apply. Notwithstanding the foregoing, nothing in this Section 13.3 shall restrict the right of any NEPOOL Participant to file a complaint with or submit any action to the FERC under the relevant provisions of the Federal Power Act.

        13.4 Selection of New ISO. (a)In the event that the NEPOOL Management Committee vote(s) to terminate the services of the ISO pursuant to Section 13.2 and such termination is approved by the FERC, or the ISO gives a notice of resignation pursuant to Section 13.7, the NEPOOL Executive Committee shall designate ten individuals, representing a diversity of interests and with input from NECPUC, to form a subcommittee to select and negotiate a new service agreement with, or an assignment of this Agreement to, a new independent system operator.

        (b) The selection of the new independent system operator and the proposed new service agreement or an assignment of this Agreement shall be subject to approval by a vote of the NEPOOL Management Committee.

        (c) If, as a result of the procedure set forth in this Section 13.4, it is determined that this Agreement shall be assigned to a new independent system operator, the ISO shall agree to the assignment of this Agreement to the new independent system operator.

        13.5 Transition. During the period that a new independent system operator is being chosen in accordance with Section 13.4, this Agreement shall remain in effect and the ISO shall continue to perform its functions in accordance with this Agreement. The ISO shall also work with the subcommittee appointed pursuant to Section 13.4 and the new independent system operator to effect a smooth transition, including, if requested by such subcommittee, (i) assisting in the preparation of an inventory of all equipment and supplies, (ii) assigning all subcontracts and other contracts as directed and (iii) assisting the training of any personnel of the successor independent system operator.

        13.6 Breach of Contractual Obligations By NEPOOL Participants. (a) If a NEPOOL Participant fails to perform any of its obligations (other than its payment obligations) to the ISO under this Agreement, for reasons other than Force Majeure, the ISO shall provide notice of such failure to such NEPOOL Participant and to the NEPOOL Executive Committee. The NEPOOL Executive Committee shall take such measures as may be permitted under the NEPOOL Agreement to remedy the failure to perform by the defaulting party.

        (b) If a NEPOOL Participant fails to comply with an authorized direction from the ISO, in circumstances in which such failure is not permitted by the System Rules and Procedures and the NEPOOL Agreement, and such failure imperils the safety or reliability of the NEPOOL Control Area, the ISO shall be authorized to take any action it deems to be prudent to maintain the safety and reliability of the NEPOOL Control Area.

        13.7   Resignation of the ISO.  If, after following the requirements of
        Section 13.6, the failure of a NEPOOL Participant to perform an obligation under this Agreement has not been cured, and such failure to perform has a material adverse effect on the ISO, the ISO may, in addition to any other remedies that it may have at law or in equity, resign by giving notice to the NEPOOL Executive Committee.

        13.8   Effect of Removal, Resignation or Assignment.   The removal or
        resignation of the ISO, or the assignment of this Agreement as specified in Section 13.4, shall not discharge or relieve the ISO or NEPOOL from any obligations or liabilities that it may have incurred under the terms of this Agreement prior to such removal, resignation or assignment.

        13.9 Fundamental Changes. In the event that future changes in the electric industry shall impact the operation of the NEPOOL Market in a fundamental manner not contemplated by this Agreement, either Party may petition the FERC to terminate this Agreement in order to address such changes in an alternative manner. Any such termination of this Agreement shall be on such terms as the FERC may specify.

14.     GOVERNING LAW

        The terms of this Agreement shall be construed and enforced in accordance with the laws of the State of Connecticut.

15.     NOTICES

        Except as otherwise expressly provided herein, any notice required hereunder shall be in writing and may be given by any of the following means: overnight courier, hand delivery, certified mail (postage prepaid, return receipt requested), facsimile or other reliable electronic means.

        Notice shall be given to the ISO at:




        Notice shall be given to NEPOOL at:




        Any notice shall be deemed to have been given (i) upon delivery if given by overnight courier, hand delivery or certified mail or (ii) upon confirmation if given by facsimile or other reliable electronic means. Either Party may change their address for receiving notices contemplated by this Agreement by delivering notice of its new address to the other.

16.     SUCCESSORS AND ASSIGNS

        The rights and obligations created by this Agreement shall inure to and bind the successors and assigns of the ISO, provided, however, that the ISO shall not assign such rights and obligations without the written consent of the NEPOOL Management Committee.

17.     RELATIONSHIP OF THE PARTIES

        Nothing in this Agreement is intended to create a partnership, joint venture or other joint legal entity making either Party jointly or severally liable for the acts or omissions of the other Party.

18.     WAIVER

        Delay by either Party in enforcing its rights under this Agreement shall not be deemed a waiver of such rights. Any waiver of rights by either Party with respect to any default or other matter arising under this Agreement shall not be deemed a waiver with respect to any default or other matter arising under this Agreement.

19.     SEVERABILITY

        If any term, condition, covenant, restriction or other provision of this Agreement is held by a court or regulatory agency of competent jurisdiction or by legislative enactment to be invalid, void or otherwise unenforceable, the remainder of the terms, conditions, covenants, restrictions and other provisions of this Agreement shall remain in full force and effect unless such an interpretation would materially alter the rights and privileges of either Party hereto. If any term, condition, covenant, restriction or other provision of this Agreement is held by a court or regulatory agency of competent jurisdiction or by legislative enactment to be invalid, void or otherwise unenforceable, the Parties shall attempt to negotiate an appropriate replacement provision or other revisions to this Agreement to restore the rights and obligations conferred under the original Agreement.

20.     HEADINGS

        The headings used in this Agreement are intended for convenience only and shall have no effect on the interpretation of any provision of this Agreement.

21.     COUNTERPARTS

        This Agreement may be executed in any number of counterparts, each having the same force and effect as the original.

22.     ENTIRE AGREEMENT

        This Agreement, including all schedules hereto, and those portions of the NEPOOL Agreement and the Tariff relating to the obligations of the ISO, constitute the Parties' complete and exclusive statement of the terms of the Agreement and the matters contemplated herein. All prior written and oral understandings, offers or other communications of every kind pertaining to the subject matter of this Agreement are hereby superseded.

23.     AMENDMENT

        This Agreement may be amended only in writing and as agreed to by the ISO and NEPOOL, acting pursuant to a vote of the NEPOOL Management Committee.

        NEPOOL and the ISO have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.


NEPOOL PARTICIPANTS           NEW ENGLAND ISO CORPORATION



By:                                                  By:

    Chairman                                            Title:
    NEPOOL Management Committee

SCHEDULE A

LOCATION OF SATELLITES


1.  The "Maine Satellite"
    c/o Central Maine Power Company
    83 Edison Drive
    Augusta, ME 04336-0001

2.  CONVEX
    c/o Connecticut Valley Electric Exchange
    P.O. Box 270
    Hartford, CT 06141-0270

3.  The "New Hampshire Satellite"
    c/o Public Service Company of New Hampshire
    1000 Elm Street, P.O. Box 330
    Manchester, NH 03105-0330

4.  REMVEC
    c/o Rhode Island - Eastern Mass - Vermont Energy Control
    25 Research Drive
    Westborough, MA 01582-0001

                                            SCHEDULE B


The budget for the first Operating Year shall be based on the 1997 NEPOOL budget of $26.45 million, which includes (i) some expenses and start-up costs (which may be capitalized and amortized) to be incurred by NEPOOL during the period from January 1, 1997 through the date that responsibility for operation of the NEPOOL Control Center and administration of the Tariff is transferred by NEPOOL to the ISO, (ii) some other types of expenses which will be retained in a NEPOOL budget and not become part of the ISO budget, and (iii) the expenses and costs to be incurred by the ISO from the effective date of this Agreement through December 31, 1997.